As filed with the Securities and Exchange Commission on August 31, 2002


                         File Nos. 33-53690 and 811-7310

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-lA

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 37

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 35


                                    ARK FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                             Cheryl O. Tumlin, Esq.
                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Alan C. Porter, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D C 20036-1800

--------------------------------------------------------------------------------
It is proposed that this filing become effective:

__X___ immediately upon filing pursuant to Rule 485, paragraph (b)
______ on ___________ pursuant to Rule 485, paragraph (b)
______ 60 days after filing pursuant to Rule 485, paragraph (a)(1)
______ on ________________ pursuant to Rule 485, paragraph (a)(1)
______ 75 days after filing pursuant to Rule 485, paragraph (a)(2)
______ on ________________ pursuant to Rule 485, paragraph (a)(2)
______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        [LOGO] ARK FUNDS(R) Clear-cut strategies for confident investing.

          AUGUST 31, 2002 CLASS A & B PROSPECTUS

                           U.S. TREASURY MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              TAX-FREE MONEY MARKET PORTFOLIO
                               PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
                                SHORT-TERM TREASURY PORTFOLIO
                                 MARYLAND TAX-FREE PORTFOLIO
                                  PENNSYLVANIA TAX-FREE PORTFOLIO
                                   INTERMEDIATE FIXED INCOME PORTFOLIO
                                    U.S. GOVERNMENT BOND PORTFOLIO
                                     INCOME PORTFOLIO
                                      BALANCED PORTFOLIO
                                       EQUITY INCOME PORTFOLIO
                                        VALUE EQUITY PORTFOLIO
                                         EQUITY INDEX PORTFOLIO
                                          BLUE CHIP EQUITY PORTFOLIO
                                           CAPITAL GROWTH PORTFOLIO
                                            MID-CAP EQUITY PORTFOLIO
                                             SMALL-CAP EQUITY PORTFOLIO
                                              INTERNATIONAL EQUITY PORTFOLIO
                                               EMERGING MARKETS EQUITY PORTFOLIO



                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

                                        [LOGO] ARK FUNDS(R)

                                        August 31, 2002   CLASS A & B PROSPECTUS

INTRODUCTION - INFORMATION COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments.

The value of your investment in a Portfolio (other than a money market fund Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

THE U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO AND PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THESE PORTFOLIOS WILL ACHIEVE THIS GOAL.

HOW TO READ THIS PROSPECTUS

ARK Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A and Class B Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

CONTENTS

U.S. TREASURY MONEY MARKET PORTFOLIO...........................................2
U.S. GOVERNMENT MONEY MARKET PORTFOLIO.........................................4
MONEY MARKET PORTFOLIO.........................................................6
TAX-FREE MONEY MARKET PORTFOLIO................................................8
PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO..................................10
SHORT-TERM TREASURY PORTFOLIO.................................................12
MARYLAND TAX-FREE PORTFOLIO...................................................14
PENNSYLVANIA TAX-FREE PORTFOLIO...............................................18
INTERMEDIATE FIXED INCOME PORTFOLIO...........................................22
U.S. GOVERNMENT BOND PORTFOLIO................................................26
INCOME PORTFOLIO..............................................................30
BALANCED PORTFOLIO............................................................34
EQUITY INCOME PORTFOLIO.......................................................38
VALUE EQUITY PORTFOLIO........................................................42
EQUITY INDEX PORTFOLIO........................................................46
BLUE CHIP EQUITY PORTFOLIO....................................................48
CAPITAL GROWTH PORTFOLIO......................................................52
MID-CAP EQUITY PORTFOLIO......................................................56
SMALL-CAP EQUITY PORTFOLIO....................................................60
INTERNATIONAL EQUITY PORTFOLIO................................................64
EMERGING MARKETS EQUITY PORTFOLIO.............................................68
ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK...................................72
EACH PORTFOLIO'S OTHER INVESTMENTS............................................75
INVESTMENT ADVISOR............................................................76
PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES..........................78
DIVIDENDS AND DISTRIBUTIONS...................................................86
TAXES.........................................................................87
FINANCIAL HIGHLIGHTS..........................................................88
MORE INFORMATION ABOUT ARK FUNDS...............................INSIDE BACK COVER



Investment Advisor:
ALLIED INVESTMENT ADVISORS, INC.


THE  SECURITIES  AND EXCHANGE  COMMISSION  (SEC) HAS NOT APPROVED OR DISAPPROVED
THESE  SECURITIES  OR  PASSED  UPON  THE  ADEQUACY  OF  THIS   PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                    PROSPECTUS / August 31, 2002

2 {LOGO] U.S. TREASURY MONEY MARKET PORTFOLIO



    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
               CUSIP:  040711830
                  SYMBOL:  AKRXX

                 INVESTMENT GOAL
              MAXIMIZING CURRENT
            INCOME AND PROVIDING
          LIQUIDITY AND SECURITY
                    OF PRINCIPAL

                INVESTMENT FOCUS
                 SHORT-TERM U.S.
             TREASURY SECURITIES

          SHARE PRICE VOLATILITY
                        VERY LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
               INVESTING IN U.S.
            TREASURY OBLIGATIONS

                INVESTOR PROFILE
          CONSERVATIVE INVESTORS
          SEEKING CURRENT INCOME
             THROUGH A LOW-RISK,
               LIQUID INVESTMENT]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Treasury Money Market Portfolio seeks its investment goal by investing in U.S. Treasury bills, notes and bonds. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury obligations. 1 The Portfolio limits its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.

PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for six calendar years.

[EDGAR Represtation of Bar Chart:
PERFORMANCE OVER 6 YEARS
2001 - 3.55%
2000 - 5.36%
1999 - 4.17%
1998 - 4.55%
1997 - 4.77%
1996 - 4.77%


BEST QUARTER
   1.39%
(12/31/00)
-------------
WORST QUARTER
   0.53%
 (12/31/01)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 0.62%.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                          U.S. TREASURY MONEY MARKET PORTFOLIO 3


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. 100% U.S. Treasury average.

--------------------------------------------------------------------------------
CLASS A                         1 YEAR           5 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Treasury Money
Market Portfolio                 3.55%            4.48%             4.53%*
--------------------------------------------------------------------------------
iMoneyNet, Inc. 100% U.S.
Treasury Average                 4.39%            4.46%             4.57%**
--------------------------------------------------------------------------------
 *      Since December 15, 1995.
**      Since November 30, 1995.


To obtain current 7-day yield information for the Portfolio, call 1-800-ARK-FUND (1-800-275-3863).

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering  price)                            None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of offering price)                                      None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None (1)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.34% (2)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.84%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                          0.11%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                    0.73% (3)
--------------------------------------------------------------------------------

(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(2) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee for Class A Shares is 0.06%.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.73% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

YEARS:     1-$75     3-$257     5-$455     10-$1,027

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? The iMoneyNet, Inc. 100% U.S. Treasury Average is a composite of money market mutual funds with investment goals similar to the Portfolio's goals. Investments cannot be made in an average.



                                                    PROSPECTUS / August 31, 2002

4 [LOGO] U.S. GOVERNMENT MONEY MARKET PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
               CUSIP:  040711848
                  SYMBOL:  AGAXX


                 INVESTMENT GOAL
              MAXIMIZING CURRENT
            INCOME AND PROVIDING
          LIQUIDITY AND SECURITY
                    OF PRINCIPAL

                INVESTMENT FOCUS
                 SHORT-TERM U.S.
           GOVERNMENT SECURITIES

          SHARE PRICE VOLATILITY
                        VERY LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
               INVESTING IN U.S.
          GOVERNMENT OBLIGATIONS
                  AND REPURCHASE
                      AGREEMENTS

                INVESTOR PROFILE
          CONSERVATIVE INVESTORS
          SEEKING CURRENT INCOME
             THROUGH A LOW-RISK,
               LIQUID INVESTMENT]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Money Market Portfolio seeks its investment goal by investing in obligations issued by the U.S. government and its agencies and instrumentalities and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Government securities and repurchase agreements backed by such instruments. 1


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.

PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Class A Shares for each year for four calendar years.

[EDGAR Representation of Bar Chart:
PERFORMANCE OVER 4 YEARS
2001 - 3.57%
2000 - 5.86%
1999 - 4.60%
1998 - 4.96%]


 BEST QUARTER
    1.52%
  (12/31/00)
-------------
WORST QUARTER
    0.49%
 (12/31/01)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 0.70%.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                        U.S. GOVERNMENT MONEY MARKET PORTFOLIO 5


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. U.S. GOVERNMENT AND AGENCIES AVERAGE.

--------------------------------------------------------------------------------
CLASS A                                     1 YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY
MARKET PORTFOLIO                             3.57%           4.80%*
--------------------------------------------------------------------------------
IMONEYNET, INC.
U.S. GOVERNMENT AND
AGENCIES AVERAGE                             4.55%           4.72%**
--------------------------------------------------------------------------------
 *       Since July 7, 1997.
**       Since June 30, 1997.


To obtain current 7-day yield information for the Portfolio, call 1-800-ARK-FUND (1-800-275-3863).

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (as a % of offering price)                            None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of offering price)                                      None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None (1)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.35%(2)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.85%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                          0.19%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                    0.66% (3)
--------------------------------------------------------------------------------
(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(2) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee for Class A Shares is 0.06%.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.66% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$67     3-$252     5-$453     10-$1,031

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? The iMoneyNet, Inc. U.S. Government and Agencies Average is a composite of money market mutual funds with investment goals similar to the Portfolio's goals. Investments cannot be made in an average.



                                                    PROSPECTUS / August 31, 2002

6 [LOGO] MONEY MARKET PORTFOLIO



    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711863
                  SYMBOL:  ARKXX

                         CLASS B
                CUSIP: 040711459
                  SYMBOL:  ARBXX

                 INVESTMENT GOAL
              MAXIMIZING CURRENT
            INCOME AND PROVIDING
          LIQUIDITY AND SECURITY
                    OF PRINCIPAL

                INVESTMENT FOCUS
                SHORT-TERM MONEY
              MARKET INSTRUMENTS

          SHARE PRICE VOLATILITY
                        VERY LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
       INVESTING IN HIGH-QUALITY
         U.S. DOLLAR-DENOMINATED
         MONEY MARKET SECURITIES

                INVESTOR PROFILE
          CONSERVATIVE INVESTORS
          SEEKING CURRENT INCOME
             THROUGH A LOW-RISK,
               LIQUID INVESTMENT]

PRINCIPAL INVESTMENT STRATEGY

The Money Market Portfolio seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.

PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for seven calendar years.

[EDGAR Representation of Bar Chart:
PERFORMANCE OVER 7 YEARS
2001 - 3.77%
2000 - 6.01%
1999 - 4.80%
1998 - 5.12%
1997 - 5.21%
1996 - 5.04%
1995 - 5.65%]


BEST QUARTER
   1.55%
 (12/31/00)
-------------
WORST QUARTER
    0.51%
  (12/31/01)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 0.76%.


August 31, 2002 / PROSPECTUS

                                                        MONEY MARKET PORTFOLIO 7



THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. FIRST TIER AVERAGE.

--------------------------------------------------------------------------------
                                     1 YEAR       5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -
CLASS A SHARES                        3.77%        4.98%            4.95%*
--------------------------------------------------------------------------------
IMONEYNET, INC.
FIRST TIER AVERAGE                    4.57%        4.69%            4.76%**
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -
CLASS B SHARES                       -1.94%         N/A             3.19%***
--------------------------------------------------------------------------------
IMONEYNET, INC.
FIRST TIER AVERAGE                    4.57%         N/A             4.64%****
--------------------------------------------------------------------------------
   *     Since March 2, 1994.
  **     Since February 28, 1994.
 ***     Since January 22, 1999.
****     Since January 31, 1999.

To obtain current 7-day yield information for the Portfolio, call 1-800-ARK-FUND (1-800-275-3863).

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (CDSC)* (as a percentage of
offering price)                                 None            5.00% (1)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (2)        None (2)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------
* Contingent Deferred Sales Charge.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                                  CLASS A           CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                           0.25%             0.25%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                       0.25%             1.00%
--------------------------------------------------------------------------------
Other Expenses                                     0.35% (3)         0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES          0.85%             1.45%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements             0.21%             0.12%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                       0.64% (4)         1.33% (4)
--------------------------------------------------------------------------------
(1) A sales charge is imposed if you sell Class B Shares within six years of your purchase with the proceeds of an exchange from another Portfolio. The sales charge will be equal to the charge that would have applied had Class B Shares of the other Portfolio not been exchanged. See "Selling Portfolio Shares."
(2) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(3) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee for Class A Shares is 0.06%.
(4) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 0.64% and 1.33%, respectively, until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


(CLASS A) YEARS:     1-$65     3-$250     5-$451     10-$1,030
(CLASS B) YEARS:    1-$635     3-$747     5-$981     10-$1,562

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

(CLASS A) YEARS:     1-$65     3-$250     5-$451     10-$1,030
(CLASS B) YEARS:    1-$135     3-$447     5-$781     10-$1,562

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? The iMoneyNet, Inc. First Tier Average is a composite of money market mutual funds with investment goals similar to the Portfolio's goals. Investments cannot be made in an average.



                                                    PROSPECTUS / August 31, 2002

8 [LOGO] TAX-FREE MONEY MARKET PORTFOLIO



    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711855
                  SYMBOL:  ATFXX

                 INVESTMENT GOAL
              MAXIMIZING CURRENT
              INCOME EXEMPT FROM
          FEDERAL INCOME TAX AND
         PROVIDING LIQUIDITY AND
           SECURITY OF PRINCIPAL

                INVESTMENT FOCUS
        SHORT-TERM, HIGH-QUALITY
          MUNICIPAL MONEY MARKET
                     OBLIGATIONS

          SHARE PRICE VOLATILITY
                        VERY LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
         INVESTING IN TAX-EXEMPT
         MONEY MARKET SECURITIES

                INVESTOR PROFILE
          CONSERVATIVE INVESTORS
       SEEKING TAX-EXEMPT INCOME
             THROUGH A LOW-RISK,
               LIQUID INVESTMENT]

PRINCIPAL INVESTMENT STRATEGY

The Tax-Free Money Market Portfolio seeks its investment goal by investing in high-quality, short-term municipal money market instruments that pay interest that is exempt from Federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio is well diversified among issuers and comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality. The Portfolio maintains a fundamental policy that at least 80% of its income will, under normal market conditions be exempt from Federal income tax, including the Federal alternative minimum tax. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax).


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.

PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for seven calendar years.

[EDGAR Representation of Bar Chart:
PERFORMANCE OVER 7 YEARS
2001 - 2.23%
2000 - 3.54%
1999 - 2.71%
1998 - 2.92%
1997 - 3.14%
1996 - 3.08%
1995 - 3.55%


BEST QUARTER
   0.94%
 (12/31/00)
-------------
WORST QUARTER
    0.33%
  (12/31/01)



August 31, 2002 / PROSPECTUS

                                               TAX-FREE MONEY MARKET PORTFOLIO 9


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 0.45%.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE IMONEYNET, INC. TAX-FREE STOCKBROKER & GENERAL PURPOSE AVERAGE.

--------------------------------------------------------------------------------
CLASS A                        1 YEAR           5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET
PORTFOLIO                       2.23%            2.91%           2.95%*
--------------------------------------------------------------------------------
IMONEYNET, INC. TAX-FREE
STOCKBROKER & GENERAL
PURPOSE AVERAGE                 2.76%            2.81%           2.85%**
--------------------------------------------------------------------------------

 *       Since March 15, 1994.
**       Since February 28, 1994.

To obtain current 7-day yield information for the Portfolio, call 1-800-ARK-FUND (1-800-275-3863).

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None (1)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.36% (2)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.86%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                          0.24%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                    0.62% (3)
--------------------------------------------------------------------------------
(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(2) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee for Class A Shares is 0.06%.
(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.62% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$63     2-$250     3-$453     10-$1,039


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?


The iMoneyNet, Inc. Tax-Free Stockbroker & General Purpose Average is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an average.



                                                    PROSPECTUS / August 31, 2002

10 [LOGO] PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                 INVESTMENT GOAL
              MAXIMIZING CURRENT
              INCOME EXEMPT FROM
        FEDERAL AND PENNSYLVANIA
           PERSONAL INCOME TAXES
         AND PROVIDING LIQUIDITY
       AND SECURITY OF PRINCIPAL

                INVESTMENT FOCUS
        SHORT-TERM, HIGH-QUALITY
          PENNSYLVANIA MUNICIPAL
                    MONEY MARKET
                     OBLIGATIONS

          SHARE PRICE VOLATILITY
                        VERY LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
       INVESTING IN PENNSYLVANIA
                TAX-EXEMPT MONEY
               MARKET SECURITIES

                INVESTOR PROFILE
          CONSERVATIVE INVESTORS
           SEEKING INCOME EXEMPT
                FROM FEDERAL AND
           PENNSYLVANIA PERSONAL
            INCOME TAXES THROUGH
              A LOW-RISK, LIQUID
                      INVESTMENT]

PRINCIPAL INVESTMENT STRATEGY


The Pennsylvania Tax-Free Money Market Portfolio seeks its investment goal by investing substantially all of its assets in high-quality, short-term municipal money market instruments that pay interest that is exempt from Federal and Pennsylvania personal income taxes. The Portfolio has a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax, and Pennsylvania state income tax. The principal issuers of these securities may be state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio is comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Pennsylvania subjects the Portfolio to the effects of economic and government policies of Pennsylvania.


PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after the Portfolio has completed its first full calendar year of operations.


August 31, 2002 / PROSPECTUS

                                 PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO 11


PORTFOLIO FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None (1)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.38% (2)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.88%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                          0.19%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                    0.69% (3)
--------------------------------------------------------------------------------

(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(2) Other Expenses are based on estimated amounts for the current fiscal year. These expenses also include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee for Class A Shares is 0.06%.

(3) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.69% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$70     3-$262


                                                    PROSPECTUS / August 31, 2002

12 [LOGO] SHORT-TERM TREASURY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711723
                  SYMBOL:  ASTTX

                 INVESTMENT GOAL
             CURRENT INCOME WITH
           RELATIVE STABILITY OF
                       PRINCIPAL

                INVESTMENT FOCUS
                      SHORT-TERM
        U.S. TREASURY SECURITIES

          SHARE PRICE VOLATILITY
                             LOW

                       PRINCIPAL
             INVESTMENT STRATEGY
         INVESTING IN SHORT-TERM
         FIXED INCOME SECURITIES
          ISSUED DIRECTLY BY THE
                   U.S. TREASURY

                INVESTOR PROFILE
            INVESTORS SEEKING TO
          PRESERVE PRINCIPAL AND
             EARN CURRENT INCOME]

PRINCIPAL INVESTMENT STRATEGY


The Short-Term Treasury Portfolio seeks its investment goal by investing in fixed income securities issued directly by the U.S. Treasury. The Portfolio's Advisor will select securities that are backed by the U.S. Treasury that pay interest that is exempt from state and local income taxes. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury bills, notes and bonds. 1 The Portfolio normally invests in short-term securities, and the Portfolio will typically have a dollar-weighted average maturity of no more than three years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.


In selecting securities for the Portfolio, the Advisor considers a security's current yield, as well as its capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years.

[EDGAR Representation of Bar Chart:
PERFORMANCE OVER 5 YEARS
2001 - 7.29%
2000 - 6.92%
1999 - 2.13%
1998 - 6.20%
1997 - 5.71%]

BEST QUARTER
   3.17%
 (9/30/01)
-------------
WORST QUARTER
    0.28%
  (6/30/99)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 1.93%.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                SHORT-TERM TREASURY PORTFOLIO 13



THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX, THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX AND THE LIPPER SHORT U.S. TREASURY FUNDS OBJECTIVE.

--------------------------------------------------------------------------------
CLASS A                           1 YEAR         5 YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------
SHORT-TERM TREASURY PORTFOLIO
  RETURN BEFORE TAXES              7.29%          5.63%              5.71%*
--------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                    5.46%          3.66%              3.73%*
--------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF PORTFOLIO SHARES              4.41%          3.53%              3.58%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-3 YEAR
U.S. GOVERNMENT BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)           8.53%          6.64%              6.77%**
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR
TREASURY INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES
OR TAXES)                          6.12%          6.45%              6.50%**
--------------------------------------------------------------------------------
LIPPER SHORT U.S. TREASURY
FUNDS OBJECTIVE (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                          5.92%          5.81%              6.10%**
--------------------------------------------------------------------------------
*        Since September 9, 1996.
**       Since August 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                    CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None (1)
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------



ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from Portfolio assets)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.40% (2)
--------------------------------------------------------------------------------
Other Expenses                                                  0.40% (3)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       1.15%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                          0.24%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                                    0.91% (4)
--------------------------------------------------------------------------------

(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.

(2) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.

(3) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.

(4) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.91% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$93     3-$342     5-$610     10-$1,376


WHAT IS THE PORTFOLIO'S BENCHMARK?


The Merrill Lynch 1-3 Year Treasury Index is a widely recognized index of U.S. government obligations with maturities between one and three years. The Portfolio also compares its performance to The Lehman Brothers 1-3 Year Government Bond Index and the Lipper Short U.S. Treasury Funds Objective. The Lehman Brothers 1-3 Year Government Bond Index is a widely recognized index of U.S. government obligations with maturities between one and three years. The Lipper Short U.S. Treasury Funds Objective is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

14 [LOGO] MARYLAND TAX-FREE PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711731
                  SYMBOL:  ARMRX

                         CLASS B
                CUSIP: 040711376
                  SYMBOL:  AMTBX



                 INVESTMENT GOAL
           CURRENT INCOME EXEMPT
                FROM FEDERAL AND
              MARYLAND STATE AND
              LOCAL INCOME TAXES

                INVESTMENT FOCUS
              MARYLAND MUNICIPAL
                      SECURITIES

          SHARE PRICE VOLATILITY
                   LOW TO MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
           INVESTING IN MARYLAND
            MUNICIPAL SECURITIES

                INVESTOR PROFILE
        INVESTORS SEEKING INCOME
         EXEMPT FROM FEDERAL AND
              MARYLAND STATE AND
              LOCAL INCOME TAXES]

PRINCIPAL INVESTMENT STRATEGY


The Maryland Tax-Free Portfolio seeks its investment goal by investing primarily in Maryland municipal securities that generate income that is exempt from Federal and Maryland state and local income taxes. The principal issuers of these securities are state and local governments and agencies located in Maryland, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. Under normal market conditions, the Portfolio's assets will be invested so that at least 80% of its income will not be subject to Federal income tax, including the Federal alternative minimum tax, and Maryland state income tax. The Portfolio normally invests in investment grade debt securities with long and intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 7 to 12 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions. The term "investment-grade" refers to debt securities rated BBB or Baa3 or higher by Standard & Poor's ("S&P") or Moody's, respectively.


In selecting securities, the Portfolio's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Maryland subjects the Portfolio to the effects of economic and government policies of Maryland.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A commenced operations on January 2, 1997. In the bar chart below, performance results before January 2, 1997 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.


August 31, 2002 / PROSPECTUS

                                                  MARYLAND TAX-FREE PORTFOLIO 15


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 5 YEARS
2001 -  4.49%
2000 - 10.02%
1999 - -3.54%
1998 -  5.46%
1997 -  8.11%

BEST QUARTER
   4.24%
 (12/31/00)
-------------
WORST QUARTER
    -2.11%
  (6/30/99)



For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 4.41%.


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE) FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX, THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX, AND THE LIPPER MARYLAND MUNICIPAL DEBT FUNDS OBJECTIVE. AFTER-TAX RETURNS FOR CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.

                                1 YEAR          5 YEAR          SINCE INCEPTION
--------------------------------------------------------------------------------
MARYLAND TAX-FREE PORTFOLIO -
CLASS A SHARES
    RETURN BEFORE TAXES         -0.22%            3.84%               3.81%*
--------------------------------------------------------------------------------
    RETURN AFTER TAXES
    ON DISTRIBUTIONS            -0.22%            3.76%               3.72%*
--------------------------------------------------------------------------------
    RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF PORTFOLIO SHARES          1.47%            3.91%               3.88%*
--------------------------------------------------------------------------------
MARYLAND TAX-FREE PORTFOLIO -
CLASS B SHARES
    RETURN BEFORE TAXES         -1.15%            6.23%               6.26%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)         4.62%            5.94%               5.74%***
--------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)         5.18%            5.55%               5.39%***
--------------------------------------------------------------------------------
LIPPER OTHER STATES
INTERMEDIATE MUNICIPAL
DEBT FUNDS OBJECTIVE
(REFLECTS NO DEDUCTION FOR
SALES CHARGES OR TAXES)          2.74%            4.40%               4.59%***
--------------------------------------------------------------------------------
  * Since November 18, 1996. Class A Shares of the Portfolio were offered beginning January 2, 1997. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on November 18, 1996. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.

 ** Since November 18, 1996. Class B Shares of the Portfolio were offered beginning September 1, 1999. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on November 18, 1996. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.

***      Since November 30, 1996.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A        CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.50% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
net asset value)                                None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------


WHAT IS THE PORTFOLIO'S BENCHMARK?

The Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Portfolio also compares its performance to the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Objective. The Lehman Brothers 7 Year Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 6 and 8 years. The Lipper Other States Intermediate Municipal Debt Funds Objective is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.


                                                    PROSPECTUS / August 31, 2002

16 MARYLAND TAX-FREE PORTFOLIO (CONCLUDED)


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.65%           0.65%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.30% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.36% (6)       0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES       1.31%           1.86%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements          0.29%           0.14%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.02% (7)       1.72% (7)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.

(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.

(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 1.02% and 1.72%, respectively, until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


(CLASS A) YEARS:        1-$549     3-$819     5-$1,109     10-$1,934
(CLASS B) YEARS:        1-$675     3-$871     5-$1,193     10-$2,025

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

(CLASS A) YEARS:        1-$549     3-$819     5-$1,109     10-$1,934
(CLASS B) YEARS:        1-$175     3-$571     5-$993       10-$2,025



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

18 [LOGO] PENNSYLVANIA TAX-FREE PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711657
                  SYMBOL:  APARX

                         CLASS B
                CUSIP: 040711384
                  SYMBOL:  APTBX


                 INVESTMENT GOAL
           CURRENT INCOME EXEMPT
                FROM FEDERAL AND
           PENNSYLVANIA PERSONAL
                    INCOME TAXES

                INVESTMENT FOCUS
          PENNSYLVANIA MUNICIPAL
                      SECURITIES

          SHARE PRICE VOLATILITY
                   LOW TO MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
       INVESTING IN PENNSYLVANIA
            MUNICIPAL SECURITIES

                INVESTOR PROFILE
        INVESTORS SEEKING INCOME
         EXEMPT FROM FEDERAL AND
           PENNSYLVANIA PERSONAL
                    INCOME TAXES]

PRINCIPAL INVESTMENT STRATEGY


The Pennsylvania Tax-Free Portfolio seeks its investment goal by investing primarily in Pennsylvania municipal securities that generate income that is exempt from Federal and Pennsylvania personal income taxes. The principal issuers of these securities are state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. Under normal market conditions, the Portfolio's assets will be invested so that at least 80% of its income will not be subject to Federal income tax, including the Federal alternative minimum tax, and Pennsylvania state income tax. The Portfolio normally invests in investment-grade debt securities with long and intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 7 to 12 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.


In selecting securities, the Portfolio's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Pennsylvania subjects the Portfolio to the effects of economic and government policies of Pennsylvania.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of three comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A commenced operations on March 23, 1998. In the bar chart below, performance results before March 23, 1998 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.


August 31, 2002 / PROSPECTUS

                                              PENNSYLVANIA TAX-FREE PORTFOLIO 19


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 5 YEARS
2001 -  4.90%
2000 -  9.84%
1999 - -4.86%
1998 -  5.31%
1997 -  6.22%

BEST QUARTER
   3.91%
 (12/31/00)
-------------
WORST QUARTER
    -2.58%
  (6/30/99)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 4.39%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX, THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX, THE LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX, AND THE LIPPER PENNSYLVANIA INTERMEDIATE MUNICIPAL OBJECTIVE. AFTER-TAX RETURNS FOR CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY.

                                        1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
PENNSYLVANIA TAX-FREE
PORTFOLIO - CLASS A SHARES
   RETURN BEFORE TAXES                   0.22%        3.21%          3.42%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                         0.22%        3.15%          3.36%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                   1.70%        3.36%          3.53%*
--------------------------------------------------------------------------------
PENNSYLVANIA TAX-FREE
PORTFOLIO - CLASS B SHARES
   RETURN BEFORE TAXES                  -0.84%        5.10%          5.10%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS 10 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 4.62%        5.94%          6.08%***
--------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 5.18%        5.55%          5.65%***
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 6.21%        5.35%          5.38%***
--------------------------------------------------------------------------------
LIPPER PENNSYLVANIA
INTERMEDIATE MUNICIPAL
DEBT FUNDS OBJECTIVE
(REFLECTS NO DEDUCTION FOR
SALES CHARGES OR TAXES)                  3.00%        4.25%          4.73%***
--------------------------------------------------------------------------------

* Since April 1, 1996. Class A Shares of the Portfolio were offered beginning March 23, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on March 23, 1998. Performance results before that date are for the Marketvest Pennsylvania Intermediate Municipal Bond Fund, which began offering its shares on April 1, 1996 and was reorganized into the Portfolio on March 20, 1998. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.

** Since April 1, 1996. Class B Shares of the Portfolio were offered beginning September 1, 1999. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on March 23, 1998. Performance results before that date are for the Marketvest Pennsylvania Intermediate Municipal Bond Fund, which began offering its shares on April 1, 1996 and was reorganized into the Portfolio on March 20, 1998. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since March 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS THE PORTFOLIO'S BENCHMARK?


The Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between eight and twelve years. The Portfolio also compares its performance to the Lehman Brothers 7 Year Municipal Bond Index, the Lehman Brothers 5 Year Municipal Bond Index, and the Lipper Pennsylvania Intermediate Municipal Debt Funds Objective. The Lehman Brothers 7 Year Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between six and eight years. The Lehman Brothers 5 Year Municipal Bond Index is a widely recognized index of municipal bonds with intermediate investment-grade tax-exempt bonds. The Lipper Pennsylvania Intermediate Municipal Objective is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

20 PENNSYLVANIA TAX-FREE PORTFOLIO (CONCLUDED)



In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.50% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                                 None (2)        5.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.65%           0.65%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.30% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.35% (6)       0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES       1.30%           1.85%
--------------------------------------------------------------------------------

Fee Waivers and Expense Reimbursements          0.13%            ---
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.17% (7)        ---
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4)  If redemption proceeds are wired to an account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of the Class A Shares in order to keep total operating expenses from exceeding 1.17% until August 31, 2003.
(8) The Advisor is voluntarily waiving fees or reimbursing expenses to keep total operating expenses at a specified level. The advisor may discontinue all or part of these reimbursements at any time. With the voluntary waivers and expense reimbursements, the Portfolio's actual total operating expenses were 1.84%.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


CLASS A YEARS:     1-$564     3-$831     5-$1,119     10-$1,936
CLASS B YEARS:     1-$687     3-$881     5-$1,200     10-$2,025

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$564     3-$831     5-$1,119     10-$1,936
CLASS B YEARS:     1-$187     3-$581     5-$1,000     10-$2,025



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

22 [LOGO] INTERMEDIATE FIXED INCOME PORTFOLIO

    [MARGIN CALLOUT BOX: SUMMARY

                 INVESTMENT GOAL
                  CURRENT INCOME

                INVESTMENT FOCUS
               INTERMEDIATE-TERM
          INVESTMENT-GRADE FIXED
               INCOME SECURITIES

          SHARE PRICE VOLATILITY
                   LOW TO MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
                    INVESTING IN
          U.S. INTERMEDIATE-TERM
                  GOVERNMENT AND
          CORPORATE FIXED INCOME
                      SECURITIES

                INVESTOR PROFILE
       INVESTORS SEEKING CURRENT
          INCOME WHO ARE WILLING
          TO ACCEPT THE RISKS OF
       INVESTING IN FIXED INCOME
                      SECURITIES]

PRINCIPAL INVESTMENT STRATEGY


The Intermediate Fixed Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in fixed income securities. 1 The Portfolio's Advisor will select investment-grade fixed income securities and unrated securities determined to be of comparable quality. The Portfolio normally invests in securities with intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 3 to 10 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.


In selecting securities for the Portfolio, the Advisor considers a security's current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The  following  bar chart shows changes in the  performance  of the  Portfolio's
Institutional Class Shares for each year for five calendar years. The Portfolio's Class A Shares have not commenced operations. In the bar chart, performance results are for the Portfolio's Institutional Class, which is not offered in this prospectus. Class A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that the Classes do not have the same expenses.


--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                          INTERMEDIATE FIXED INCOME PORTFOLIO 23


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 5 YEARS
2001 -  7.59%
2000 -  8.83%
1999 - -0.57%
1998 -  7.63%
1997 -  7.58%

BEST QUARTER
   4.67%
 (9/30/98)
-------------
WORST QUARTER
    -1.02%
  (6/30/99)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 2.23%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, AND THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS OBJECTIVE.

INSTITUTIONAL CLASS SHARES              1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
INTERMEDIATE FIXED INCOME
PORTFOLIO
RETURN BEFORE TAXES                      7.59%       6.16%          5.96%*
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                            5.36%       3.76%          3.58%*
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES                      4.60%       3.73%          3.58%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 8.42%       7.06%          6.82%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 8.96%       7.10%          6.84%**
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE
INVESTMENT-GRADE DEBT FUNDS
OBJECTIVE (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                                6.81%       6.28%          6.15%**
--------------------------------------------------------------------------------

* Since November 18, 1996. Class A Shares of the Portfolio have not commenced operations. Performance results shown are for the Portfolio's Institutional Class, which is not offered by this prospectus. The Class A annual returns, before and after taxes, would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities and annual returns would differ only to the extent that the Classes do not have the same expenses.
**       Since November 30, 1996.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.50% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                     None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None (3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------


                         (Table Continued on Next Page)


WHAT IS THE PORTFOLIO'S BENCHMARK?

The Lehman Brothers Intermediate U.S. Government Bond Index is a widely recognized index of U.S. Treasury securities and government agency securities with maturities ranging from one to ten years. The Lehman Brothers Intermediate Government/Credit Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities backed by the U.S. government and fixed-rate nonconvertible corporate debt securities backed by the U.S. government, fixed-rate nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment-grade (BBB) or higher, with maturities of one to ten years. The Lipper Intermediate Investment-Grade Debt Funds Objective is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / AUGUST 31, 2002

24 INTERMEDIATE FIXED INCOME PORTFOLIO (CONCLUDED)


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.30% (4)
--------------------------------------------------------------------------------
Other Expenses                                          0.36% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.26%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                  0.23%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                            1.03% (6)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."

(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(5) Other Expenses are based on estimated amounts for the current fiscal year. These expenses include shareholdrer service fees of 0.15%.

(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 1.03% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

YEARS:     1-$550     3-$810

August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

26 [LOGO] U.S. GOVERNMENT BOND PORTFOLIO



    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711467
                  SYMBOL:  AUSRX

                 INVESTMENT GOAL
                  CURRENT INCOME

                INVESTMENT FOCUS
                 U.S. GOVERNMENT
                      SECURITIES

          SHARE PRICE VOLATILITY
                   LOW TO MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
                    INVESTING IN
           U.S. GOVERNMENT FIXED
               INCOME SECURITIES

                INVESTOR PROFILE
       INVESTORS SEEKING CURRENT
          INCOME WHO ARE WILLING
          TO ACCEPT THE RISKS OF
              INVESTING IN FIXED
               INCOME SECURITIES]

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Bond Portfolio seeks its investment goal by investing primarily in fixed income securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, including mortgage-backed securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in U.S. government debt securities. 1 The Portfolio also invests in investment-grade corporate fixed income securities. The Portfolio normally invests in securities with intermediate maturities, and the Portfolio will typically have a dollar-weighted maturity of between 3 and 10 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.


In selecting securities for the Portfolio, the Advisor considers a security's current yield, as well as its capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A commenced operations on April 1, 1998. In the bar chart below, performance results before April 1, 1998 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                               U.S. GOVERNMENT BOND PORTFOLIO 27


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.



PERFORMANCE OVER 5 YEARS
2001 -  6.44%
2000 -  8.90%
1999 - -0.80%
1998 - 15.01%
1997 -  6.17%

BEST QUARTER
   9.79%
 (6/30/98)
-------------
WORST QUARTER
    -1.36%
  (3/31/97)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 3.39%.


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS OBJECTIVE.

CLASS A                                 1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
PORTFOLIO
   RETURN BEFORE TAXES                   1.62%       6.05%           5.88%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -0.43%       3.09%           2.97%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                   0.97%       3.31%           3.20%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 8.96%       7.10%           7.03%**
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE
U.S. GOVERNMENT FUNDS
OBJECTIVE (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                                5.72%       5.98%           6.35%**
--------------------------------------------------------------------------------

* Since April 1, 1996. Class A Shares of the Portfolio were offered beginning April 1, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on March 23, 1998. Performance results before that date are for the Marketvest Intermediate U.S. Government Bond Fund, which began offering its shares on April 1, 1996, and was reorganized into the Portfolio on March 20, 1998. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.

**       Since March 31, 1996.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.50%(1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                     None(2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None(3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------


                         (Table Continued on Next Page)

WHAT IS THE PORTFOLIO'S BENCHMARK?

The Lehman Brothers Intermediate Government/Credit Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible corporate debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment-grade (BBB) or higher, with maturities of one to ten years. The Portfolio also compares its performance to the Lipper Intermediate U.S. Government Debt Funds Objective, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

28 U.S. GOVERNMENT BOND PORTFOLIO (CONCLUDED)


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                    CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.30% (4)
--------------------------------------------------------------------------------
Other Expenses                                          0.35% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.40%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                  0.22%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                            1.18% (6)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.

(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses for Class A shares from exceeding 1.18% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

YEARS:     1-$565     3-$853     5-$1,161     10-$2,036


August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

30 [LOGO] INCOME PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711871
                  SYMBOL:  AKIRX

                         CLASS B
                CUSIP: 040711442
                  SYMBOL:  ARIBX


                 INVESTMENT GOAL
               PRIMARILY CURRENT
          INCOME AND SECONDARILY
                  CAPITAL GROWTH

                INVESTMENT FOCUS
          INVESTMENT-GRADE FIXED
               INCOME SECURITIES

          SHARE PRICE VOLATILITY
                          MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
                    INVESTING IN
             U.S. GOVERNMENT AND
          CORPORATE FIXED INCOME
         SECURITIES WITH VARYING
                      MATURITIES

                INVESTOR PROFILE
               INVESTORS SEEKING
        PRIMARILY CURRENT INCOME
          AND SECONDARILY GROWTH
              OF CAPITAL WHO ARE
           WILLING TO ACCEPT THE
     RISKS OF INVESTING IN FIXED
               INCOME SECURITIES]

PRINCIPAL INVESTMENT STRATEGY


The Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities. The Portfolio's Advisor will generally select investment-grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Portfolio's total assets in lower rated debt securities ("junk bonds"). The dollar-weighted average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between 5 and 20 years.


In selecting securities for the Portfolio, the Advisor considers a security's current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Junk bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


August 31, 2002 / PROSPECTUS

                                                             INCOME PORTFOLIO 31


PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for eight calendar years. Class A commenced operations on April 12, 1994. In the bar chart below, performance results before April 12, 1994 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 8 YEARS
2001 -  7.10%
2000 - 10.26%
1999 - -2.03%
1998 -  6.66%
1997 -  9.22%
1996 -  2.60%
1995 - 17.99%
1994 - -2.79%

BEST QUARTER
   6.58%
 (6/30/95)
-------------
WORST QUARTER
    -2.24%
  (3/31/96)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was 3.01%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE. AFTER-TAX RETURNS FOR THE PORTFOLIO'S CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.


                                         1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
INCOME PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                    2.32%       5.19%          5.29%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES
   ON DISTRIBUTIONS                       0.15%       2.84%          3.00%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                    1.42%       2.96%           3.06%*
--------------------------------------------------------------------------------
INCOME PORTFOLIO
CLASS B SHARES

   RETURN BEFORE TAXES                    1.36%       5.15%           5.19%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                  8.44%       7.43%           6.81%***
--------------------------------------------------------------------------------
LIPPER CORPORATE A-RATED
DEBT FUNDS OBJECTIVE
(REFLECTS NO DEDUCTION FOR
SALES CHARGES OR TAXES)                   6.35%       5.96%           6.00%***
--------------------------------------------------------------------------------
* Since July 16, 1993. Class A Shares of the Portfolio were offered beginning April 12, 1994. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
** Since July 16, 1993. Class B Shares of the Portfolio were offered beginning September 14, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since July 31, 1993.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS THE PORTFOLIO'S BENCHMARK?


The Lehman Brothers U.S. Aggregate Bond Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA-rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year. The Portfolio also compares its performance to the Lipper Corporate A-Rated Debt Funds Objective, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

32 INCOME PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a

percentage of offering price)                   4.50% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                                 None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                                CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                         0.60%           0.60%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                     0.30% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                   0.36% (6)       0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                               1.26%           1.81%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                   0.23%           0.08%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                     1.03% (7)       1.73% (7)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 1.03% and 1.73%, respectively, until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


CLASS A YEARS:     1-$550     3-$810     5-$1,089     10-$1,885
CLASS B YEARS:     1-$676     3-$862     5-$1,173     10-$1,976

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$550     3-$810     5-$1,089     10-$1,885
CLASS B YEARS:     1-$176     3-$562     5-$973       10-$1,976



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

34 [LOGO] BALANCED PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711889
                  SYMBOL:  ARBAX

                         CLASS B
                CUSIP: 040711434
                  SYMBOL:  ABLDX


                 INVESTMENT GOAL
          LONG-TERM TOTAL RETURN

                INVESTMENT FOCUS
               COMMON STOCKS AND
         FIXED INCOME SECURITIES

          SHARE PRICE VOLATILITY
                          MEDIUM

                       PRINCIPAL
             INVESTMENT STRATEGY
             INVESTING IN STOCKS
           AND BONDS TO GENERATE
                    TOTAL RETURN

                INVESTOR PROFILE
         INVESTORS SEEKING TOTAL
        RETURN BY INVESTING IN A
           BALANCED PORTFOLIO OF
         FIXED INCOME AND EQUITY
           SECURITIES WITH LOWER
          VOLATILITY THAN AN ALL
                EQUITY PORTFOLIO]

PRINCIPAL INVESTMENT STRATEGY


The Balanced Portfolio seeks its investment goal by investing primarily in a diverse portfolio of common stocks and investment-grade fixed income securities. The Portfolio's Advisor will select common stocks of mid-sized and larger companies (companies with market capitalizations of $2 billion or more) that are recognized leaders in their respective markets. In evaluating securities for the Portfolio, the Advisor considers each company's current financial strength, revenue, earnings growth, and relative valuation of its stock. The Advisor will also purchase investment-grade fixed income securities with varying maturities, including corporate and government securities and mortgage-backed securities. The Advisor will adjust the Portfolio's asset mix based on its analysis of the relative attractiveness and risk of bonds and stocks in connection with economic, financial and other market trends. The Portfolio maintains at least 25% of its total assets in fixed-income senior securities.


In selecting securities for the Portfolio, the Advisor attempts to maximize total return by purchasing a combination of common stocks and fixed income securities of U.S. issuers. The Advisor will also attempt to minimize price declines during equity market downturns by reallocating assets to fixed income securities. The dollar-weighted average maturity of the Portfolio's fixed income securities may vary depending on market conditions, but will typically be between 5 and 20 years.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


August 31, 2002 / PROSPECTUS

                                                           BALANCED PORTFOLIO 35


The Portfolio is also subject to the risk that the Advisor's asset allocation decisions will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of three comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for eight calendar years. Class A commenced operations on March 9, 1994. In the bar chart, performance results before March 9, 1994 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 8 YEARS
2001 - -6.49%
2000 -  0.32%
1999 - 22.46%
1998 - 24.61%
1997 - 22.30%
1996 -  7.83%
1995 - 21.29%
1994 - -5.30%

BEST QUARTER
   18.25%
 (12/31/98)
-------------
WORST QUARTER
    -9.93%
  (9/30/01)



For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -10.84%.


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, 60/40 HYBRID OF THE S&P 500 INDEX AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, AND LIPPER BALANCED FUNDS OBJECTIVE. AFTER-TAX RETURNS FOR THE PORTFOLIO'S CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.

                                        1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                  -10.90%      10.77%          9.80%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES
   ON DISTRIBUTIONS                     -11.64%       8.51%          7.54%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                   -6.65%       8.00%          7.09%*
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
CLASS B SHARES
   RETURN BEFORE TAXES                  -11.71%      10.49%          9.55%**
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)                      -11.87%      10.70%          13.94%***
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                  8.44%       7.43%          6.81%***
--------------------------------------------------------------------------------
60/40 HYBRID OF THE S&P
500 AND LEHMAN BROTHERS
U.S. AGGREGATE BOND INDICES
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                  -3.75%      9.39%          11.09%***
--------------------------------------------------------------------------------
LIPPER BALANCED FUNDS
OBJECTIVE (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                                 -5.60%      7.35%          9.52%***
--------------------------------------------------------------------------------
* Since July 16, 1993. Class A Shares of the Portfolio were offered beginning March 9, 1994. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
** Since July 16, 1993. Class B Shares of the Portfolio were offered beginning September 14, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since July 31, 1993.

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Portfolio also compares its performance to the Lehman Brothers U.S. Aggregate Bond Index the 60/40 Hybrid of the S&P 500 Index and Lehman Brothers U.S. Aggregate Bond Index and the Lipper Balanced Funds Objective. Lehman Brothers U.S. Aggregate Bond Index is a widely recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA-rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year. The 60/40 Hybrid of the S&P 500 Index and Lehman Brothers U.S. Aggregate Bond Index is comprised of two unmanaged indices, weighted 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Portfolio uses a blended index because it is better suited to the Portfolio's strategy. The Lipper Balanced Funds Objective is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

36 BALANCED PORTFOLIO (CONCLUDED)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.75% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)      None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.65%           0.65%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.40% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.36% (6)       0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                              1.41%           1.86%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                  0.31%           0.06%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.10% (7)       1.80% (7)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 1.10% and 1.80%, respectively, until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


CLASS A YEARS:     1-$582     3-$871     5-$1,181     10-$2,060
CLASS B YEARS:     1-$683     3-$879     5-$1,200     10-$2,058

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$582     3-$871     5-$1,181     10-$2,060
CLASS B YEARS:     1-$183     3-$579     5-$1,000     10-$2,058



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

38 [LOGO] EQUITY INCOME PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711616
                  SYMBOL:  ARERX


                 INVESTMENT GOAL
              CURRENT INCOME AND
               GROWTH OF CAPITAL

                INVESTMENT FOCUS
            DIVIDEND-PAYING U.S.
                   COMMON STOCKS

          SHARE PRICE VOLATILITY
                  MEDIUM TO HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
       INVESTING IN STOCKS WHICH
           HAVE AN ABOVE-AVERAGE
      DIVIDEND YIELD RELATIVE TO
          THE BROAD STOCK MARKET

                INVESTOR PROFILE
       INVESTORS SEEKING CURRENT
            INCOME AND GROWTH OF
        CAPITAL WHO CAN TOLERATE
      THE SHARE PRICE VOLATILITY
             OF EQUITY INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The Equity Income Portfolio seeks its investment goal by investing primarily in dividend-paying U.S. common stocks and other equity securities. Under normal circumstances, at least 80% of the value of the Portfolio's net assets will be invested in dividend-paying equity securities. 1 The Portfolio may, to a limited extent, purchase convertible and preferred stocks and investment-grade fixed income securities. The Portfolio's Advisor will build a broadly diversified portfolio of stocks of mid-size and large companies that have an above-average dividend yield relative to the broad stock market.


In selecting securities for the Portfolio, the Advisor purchases stocks of companies that have consistently paid dividends. In addition, the Advisor will generally invest in stocks of companies whose securities are attractively valued relative to comparable investments.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.


PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Class A Shares for each year for four calendar years.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 4 YEARS
2001 - -10.44%
2000 -  13.56%
1999 -   2.46%
1998 -   8.43%

BEST QUARTER
   12.41%
 (6/30/97)
------------
WORST QUARTER
   -10.44%
  (9/30/99)

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                      EQUITY INCOME PORTFOLIO 39


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -5.24%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 INDEX AND THE LIPPER EQUITY INCOME FUNDS CLASSIFICATION.


CLASS A                                              1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
   RETURN BEFORE TAXES                               -14.70%          7.29%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                                     -15.33%          5.04%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   PORTFOLIO SHARES                                   -8.87%          5.26%*
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                   -11.87%          9.50%**
--------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS
CLASSIFICATION (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                                             -6.72%          8.00%**
--------------------------------------------------------------------------------
*        Since May 9, 1997.
**       Since April 30, 1997.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                    CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.75% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                     None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None (3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                    CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.40% (4)
--------------------------------------------------------------------------------
Other Expenses                                          0.38% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.48%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                  0.30%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                            1.18% (6)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses for Class A shares from exceeding 1.18% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Portfolio also compares its performance to the Lipper Equity Income Funds CLassification, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

40 EQUITY INCOME PORTFOLIO (CONCLUDED)


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$590     3-$893     5-$1,217     10-$2,135



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

42 [LOGO] VALUE EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711525
                  SYMBOL:  AVERX

                         CLASS B
                CUSIP: 040711418
                   SYMBOL: AVEBX


                 INVESTMENT GOAL
             GROWTH OF PRINCIPAL

                INVESTMENT FOCUS
              U.S. COMMON STOCKS

          SHARE PRICE VOLATILITY
                  MEDIUM TO HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
        INVESTING IN UNDERVALUED
        STOCKS OF U.S. COMPANIES

                INVESTOR PROFILE
         INVESTORS SEEKING LONG-
        TERM GROWTH OF PRINCIPAL
            WHO CAN TOLERATE THE
       SHARE PRICE VOLATILITY OF
                EQUITY INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The Value Equity Portfolio seeks its investment goal by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets in equity securities. 1 The Portfolio's Advisor purchases stocks whose prices appear low when compared to measures such as present and/or future earnings and cash flows, as well as other out-of-favor stocks that the Advisor believes are undervalued by the market.


In selecting investments for the Portfolio, the Advisor emphasizes stocks with higher-than-average sales growth, higher-than-average return on equity, above-average free cash flow, and return on invested capital that exceeds the cost of capital. The Advisor will also weigh corporate management's ability to adjust to the dynamics of rapidly changing economic and business conditions. The Advisor's investment approach is based on the conviction that, over the long term, broad-based economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A commenced operations on April 1, 1998. In the bar chart, performance results before April 1, 1998 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                       VALUE EQUITY PORTFOLIO 43


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 5 YEARS
                                   2001                         -5.73%
                                   2000                         -1.33%
                                   1999                         11.70%
                                   1998                         18.79%
                                   1997                         28.82%

BEST QUARTER
   18.95%
 (12/31/98)
-------------
WORST QUARTER
   -10.68%
  (9/30/98)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -14.26%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 INDEX, THE S&P 500/BARRA VALUE INDEX, AND

                                          1 YEAR     5 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                    -10.22%     8.66%         10.31%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES
   ON DISTRIBUTIONS                       -11.63%     5.81%          7.63%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                     -5.01%     6.63%          8.05%*
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
CLASS B SHARES
   RETURN BEFORE TAXES                    -10.68%     8.39%          9.83%**
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        -11.87%    10.70%         12.21%***
--------------------------------------------------------------------------------
S&P 500/BARRA VALUE
INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)              -11.69%     9.50%         10.43%***
--------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE
FUNDS CLASSIFICATION (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                          -7.64%     8.32%         10.10%***
--------------------------------------------------------------------------------

THE LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION. AFTER-TAX RETURNS FOR THE PORTFOLIO'S CLASS A SHARES ARE SHOWN IN TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.

* Since April 1, 1996. Class A Shares of the Portfolio were offered beginning April 1, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on April 1, 1998. Performance results before that date are for the Marketvest Equity Fund, which began offering its shares on April 1, 1996 and was reorganized into the Portfolio on March 27, 1998. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
** Since April 1, 1996. Class B Shares of the Portfolio were offered beginning September 14, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on April 1, 1998. Performance results before that date are for the Marketvest Equity Fund, which began offering its shares on April 1, 1996 and was reorganized into the Portfolio on March 27, 1998. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since March 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Portfolio also compares its performance to the S&P 500/BARBA Value Index and the LipperLarge-Cap Value Funds Classification. The S&P 500/BARRA Value Index is a widely recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios. The Lipper Large-Cap Value Funds Classification is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

44 VALUE EQUITY PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.75% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)      None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
 of amount redeemed, if applicable)             None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        1.00%           1.00%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.40% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.35% (6)       0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                              1.75%           2.20%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                  0.37%           0.10%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.38% (7)       2.08% (7)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 1.38% and 2.08%, respectively, until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$609     3-$966     5-$1,346     10-$2,410
CLASS B YEARS:     1-$711     3-$977     5-$1,369     10-$2,411

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$609     3-$966     5-$1,346     10-$2,410
CLASS B YEARS:     1-$211     3-$677     5-$1,169     10-$2,411



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

46 [LOGO] EQUITY INDEX PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711541
                   SYMBOL: ARKAX


                 INVESTMENT GOAL
         INVESTMENT RESULTS THAT
               CORRESPOND TO THE
          PERFORMANCE OF THE S&P
                       500 INDEX
                       (S&P 500)
                INVESTMENT FOCUS
              U.S. COMMON STOCKS
          SHARE PRICE VOLATILITY
                  MEDIUM TO HIGH
                       PRINCIPAL
             INVESTMENT STRATEGY
           ATTEMPTS TO REPLICATE
              THE PERFORMANCE OF
                     THE S&P 500
                INVESTOR PROFILE
        INVESTORS SEEKING GROWTH
              OF CAPITAL WHO CAN
        TOLERATE THE SHARE PRICE
            VOLATILITY OF EQUITY
                       INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The Equity Index Portfolio seeks its investment goal by investing in substantially all of the securities listed in the S&P 500, which is comprised of 500 selected securities (mostly common stocks). . Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of companies included in the S&P 500. 1 The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio will approximate the industry and sector weightings of the S&P 500 by matching the weightings of the stocks included in the S&P 500.


The Portfolio may, to a limited extent, invest in futures contracts, options, options on futures, and index participation contracts based on the S&P 500. The Portfolio will invest in these contracts and options to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Although the Portfolio will not replicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The size and timing of cash flows and the level of expenses are the principal factors that contribute to the lack of precise correlation between the S&P 500 and the Portfolio.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Advisor may not be able to match the performance of the Portfolio's benchmark.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Class A Shares for each year for four calendar years.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 4 YEARS
2001 - -12.23%
2000 -  -8.73%
1999 -  20.76%
1998 -  29.01%

BEST QUARTER
   21.14%
 (12/31/98)
-------------
WORST QUARTER
   -14.65%
  (9/30/01)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -13.10%.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.



August 31, 2002 / PROSPECTUS

                                                       EQUITY INDEX PORTFOLIO 47


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 INDEX AND THE LIPPER S&P 500 INDEX OBJECTIVE FUNDS AVERAGE.

--------------------------------------------------------------------------------

CLASS A                                              1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
   RETURN BEFORE TAXES                                -16.41%           5.12%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                                      -16.70%           3.50%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                                 -9.99%           3.98%*
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSE
OR TAXES)                                             -11.87%           7.02%**
--------------------------------------------------------------------------------
LIPPER S&P 500 INDEX
OBJECTIVE FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR
SALES CHARGES OR TAXES)                               -13.11%           6.47%**
--------------------------------------------------------------------------------
*        Since November 3, 1997.
**       Since October 31, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)   4.75% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)             None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)             None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (3)
--------------------------------------------------------------------------------
Exchange Fee None
--------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.20%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.40% (4)
--------------------------------------------------------------------------------
Other Expenses                                  0.39% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES       0.99%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements          0.41%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    0.58% (6)
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses for Class A Shares from exceeding 0.58% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

YEARS:     1-$531     3-$736      5-$958     10-$1,595

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Lipper S&P 500 Index Objective Funds Average is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

48 [LOGO] BLUE CHIP EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711699
                   SYMBOL: ARBCX

                         CLASS B
                CUSIP: 040711426
                   SYMBOL: ABEBX


                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION
                INVESTMENT FOCUS
       LARGE CAPITALIZATION U.S.
                   COMMON STOCKS
          SHARE PRICE VOLATILITY
                  MEDIUM TO HIGH
                       PRINCIPAL
             INVESTMENT STRATEGY
          INVESTING IN STOCKS OF
               ESTABLISHED LARGE
        CAPITALIZATION COMPANIES
                INVESTOR PROFILE
       INVESTORS SEEKING CAPITAL
            APPRECIATION WHO CAN
        TOLERATE THE SHARE PRICE
            VOLATILITY OF EQUITY
                       INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The Blue Chip Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of established large capitalization U.S. companies. Under normal circumstances, at least 80% of the value of the Portfolio's net assets will be invested in equity securities of blue chip companies.9 The Advisor defines blue chip companies as companies operating histories of ten years or more and market capitalizations in excess of $5 billion. In addition, the Advisor generally purchases stocks of companies that are recognized leaders in their respective markets. The Portfolio also may, to a limited extent, purchase stocks of rapidly growing companies in developing industries, convertible and preferred stocks, and investment-grade fixed income securities.


In selecting investments for the Portfolio, the Advisor will purchase securities of large companies with strong balance sheets and prospects for above-average growth. The Advisor will also purchase securities of issuers based on their current financial strength and their market valuations relative to their competitors.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


Companies with mid-sized capitalizations may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.



PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A commenced operations on May 16, 1996. In the bar chart, performance results before May 16, 1996 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

PERFORMANCE OVER 5 YEARS
2001 - -14.35%
2000 -  -4.40%
1999 -  26.15%
1998 -  26.26%
1997 -  32.75%

BEST QUARTER
   21.66%
 (12/31/98)
-------------
WORST QUARTER
   -14.74%
  (9/30/01)


--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                   BLUE CHIP EQUITY PORTFOLIO 49


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -19.92%.


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION. AFTER-TAX RETURNS FOR THE PORTFOLIO'S CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.

--------------------------------------------------------------------------------
                                        1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
BLUE CHIP EQUITY PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                  -18.41%      10.53%         11.72%*

   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -18.47%       9.97%         11.13%*

   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                  -11.21%       8.57%          9.61%*

BLUE CHIP EQUITY PORTFOLIO
CLASS B SHARES
   RETURN BEFORE TAXES                  -19.26%      10.89%         11.97%**

S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES
OR TAXES)                               -11.87%      10.70%         12.21%***

LIPPER LARGE-CAP CORE
FUNDS CLASSIFICATION (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                        -7.64%       8.32%         11.58%***

* Since April 1, 1996. Class A Shares of the Portfolio were offered beginning May 16, 1996. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on April 1, 1996. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
** Since April 1, 1996. Class B Shares of the Portfolio were offered beginning July 31, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on April 1, 1996. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since March 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.75% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                                 None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------


                         (Table Continued on Next Page)

WHAT IS THE PORTFOLIO'S BENCHMARK?


The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Lipper Large-Cap Value Funds Classification is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

50 BLUE CHIP EQUITY PORTFOLIO (CONCLUDED)


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.70%           0.70%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.55% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.35% (6)       0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                              1.60%           1.90%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                  0.46%           0.06%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.14% (7)       1.84% (7)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of the Class A and Class B Shares in order to keep total operating expenses from exceeding 1.14% and 1.84%, respectively, until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$586     3-$913     5-$1,263     10-$2,248
CLASS B YEARS:     1-$687     3-$891     5-$1,221     10-$2,139

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$586     3-$913     5-$1,263     10-$2,248
CLASS B YEARS:     1-$187     3-$591     5-$1,021     10-$2,139



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

52 [LOGO] CAPITAL GROWTH PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711806
                   SYMBOL: ARGAX

                         CLASS B
                CUSIP: 040711392
                   SYMBOL: ACPLX



                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION

                INVESTMENT FOCUS
              U.S. COMMON STOCKS
               OF VARIOUS MARKET
                 CAPITALIZATIONS

          SHARE PRICE VOLATILITY
                  MEDIUM TO HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
        INVESTING IN STOCKS THAT
             OFFER ABOVE-AVERAGE
                GROWTH POTENTIAL

                INVESTOR PROFILE
               INVESTORS SEEKING
            CAPITAL APPRECIATION
            WHO CAN TOLERATE THE
       SHARE PRICE VOLATILITY OF
                EQUITY INVESTING

PRINCIPAL INVESTMENT STRATEGY


The Capital Growth Portfolio seeks its investment goal by investing primarily in common stocks and securities convertible into common stocks. The Portfolio's Advisor will build a broadly diversified portfolio of stocks with above-average capital growth potential.


In selecting securities for the Portfolio, the Advisor purchases securities of well-known, established companies and small and mid-size companies (companies with market capitalizations of $8 billion or less). In evaluating securities for the Portfolio, the Advisor considers each company's current financial strength, as well as its revenue and earnings growth and the valuation of its stock.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for eight calendar years. Class A commenced operations on March 9, 1994. In the bar chart, performance results before March 9, 1994 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.


August 31, 2002 / PROSPECTUS

                                                     CAPITAL GROWTH PORTFOLIO 53


The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 8 YEARS
2001 - -20.17%
2000 -  -5.13%
1999 -  46.27%
1998 -  40.93%
1997 -  29.07%
1996 -  17.64%
1995 -  22.85%
1994 - -10.41%

BEST QUARTER
   34.98%
 (12/31/98)
-------------
WORST QUARTER
   -22.85%
  (9/30/01)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -25.69%.


The following table compares the Portfolio's average annual total returns (including the maximum applicable sales charge), for the periods ended December 31, 2001, to those of the S&P 500 Index, Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Classification. After-tax returns for the Portfolio's Class A Shares are shown in the table below. After-tax returns for other classes may vary.

--------------------------------------------------------------------------------
                                        1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                  -23.95%      13.93%         12.46%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -23.95%      11.60%         10.02%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND  SALE
   OF PORTFOLIO SHARES                  -14.58%      10.75%          9.34%*
--------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
CLASS B SHARES
   RETURN BEFORE TAXES                  -24.77%      13.54%         11.98%**
--------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES
OR TAXES)                               -11.87%      10.70%%        13.94%***
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                -20.42%       8.27%         12.72%****
--------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH
FUNDS CLASSIFICATION (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                       -23.83%       7.90%         11.29%***
--------------------------------------------------------------------------------
* Since July 16, 1993. Class A Shares of the Portfolio were offered beginning March 9, 1994. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
** Since July 16, 1993. Class B Shares of the Portfolio were offered beginning September 14, 1998. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 16, 1993. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since July 31, 1993.
****     Since July 16, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Portfolio also compares its performance to the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Classification. The Rusell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Classification is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.


                                                    PROSPECTUS / August 31, 2002

54 CAPITAL GROWTH PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.75% (1)       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)      None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None(4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.70%           0.70%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.40% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.35% (6)       0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                              1.45%           1.90%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                  0.26%           0.01%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.19% (7)       1.89% (7)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses of Class A and Class B Shares in order to keep total operating expenses from exceeding 1.19% and 1.89%, respectively, until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$591     3-$888     5-$1,206     10-$2,107
CLASS B YEARS:     1-$692     3-$896     5-$1,225     10-$2,104

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$591     3-$888     5-$1,206     10-$2,107
CLASS B YEARS:     1-$192     3-$596     5-$1,025     10-$2,104



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

56 [LOGO] MID-CAP EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711582
                   SYMBOL: AMCRX


                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION

                INVESTMENT FOCUS
           MEDIUM CAPITALIZATION
              U.S. COMMON STOCKS

          SHARE PRICE VOLATILITY
                            HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
          INVESTING IN STOCKS OF
        MID-SIZED COMPANIES THAT
         HAVE SIGNIFICANT GROWTH
                       POTENTIAL

                INVESTOR PROFILE
        INVESTORS SEEKING GROWTH
              OF CAPITAL WHO CAN
        TOLERATE THE SHARE PRICE
           VOLATILITY OF MID-CAP
                EQUITY INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The Mid-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of mid-cap companies. 1 The Advisor defines mid-cap companies as companies whose market capitalization is similar to those of companies in the S&P MidCap 400 Index. The Portfolio's Advisor chooses stocks of mid-cap companies that have significant growth potential.


In selecting securities for the Portfolio, the Advisor purchases securities of companies that have not reached full maturity, but that have above-average sales and earnings growth. The Advisor also looks for medium-sized companies with relatively low or unrecognized market valuations.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for five calendar years. Class A Shares commenced operations on September 1, 1999. In the bar chart below, performance results before September 1, 1999 shown are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

PERFORMANCE OVE 5 YEARS
2001 - -6.99%
2000 -  9.19%
1999 - 22.15%
1998 - 21.84%
1997 - 30.87%

BEST QUARTER
   30.55%
 (12/31/98)
-------------
WORST QUARTER
   -15.92%
  (9/30/01)

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                     MID-CAP EQUITY PORTFOLIO 57


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -9.88%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MIDCAP 400 INDEX AND THE LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION.

--------------------------------------------------------------------------------
CLASS A SHARES                          1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
MID-CAP EQUITY PORTFOLIO
   RETURN BEFORE TAXES                  -11.41%      13.51%          13.35%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -11.41%      10.96%          10.85%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                   -6.95%      10.59%          10.47%*
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 -0.60%      16.10%          15.84%**
--------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH
FUNDS CLASSIFICATION (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                       -22.29%       7.92%           7.41%**
--------------------------------------------------------------------------------
* Since November 18, 1996. Class A Shares of the Portfolio were offered beginning September 1, 1999. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on November 18, 1996. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
**       Since November 30, 1996.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.75% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                    None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None (3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                                0.80%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.40% (4)
--------------------------------------------------------------------------------
Other Expenses                                          0.38% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.58%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                  0.29%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                            1.29% (6)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses for Class A Shares from exceeding 1.29% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

WHAT IS THE PORTFOLIO'S BENCHMARK?

The S&P MidCap 400 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 400 medium capitalization stocks. The Portfolio also compares its performance to the Lipper Mid-Cap Growth Funds Classification, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

58 MID-CAP EQUITY PORTFOLIO (CONCLUDED)


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$600     3-$923     5-$1,268     10-$2,241



August 31, 2002 / PROSPECTUS

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


60 [LOGO] SMALL-CAP EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711749
                  SYMBOL:  ARPAX

                         CLASS B
                CUSIP: 040711194
                  SYMBOL:  ASEBX



                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION

                INVESTMENT FOCUS
          COMMON STOCK OF SMALL-
     CAPITALIZATION U.S. ISSUERS

          SHARE PRICE VOLATILITY
                            HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
          INVESTING IN STOCKS OF
          SMALLER COMPANIES WITH
              LONG-TERM EARNINGS
                GROWTH POTENTIAL

                INVESTOR PROFILE
         INVESTORS SEEKING LONG-
       TERM CAPITAL APPRECIATION
            WHO CAN TOLERATE THE
          SHARE PRICE VOLATILITY
             OF SMALL-CAP EQUITY
                       INVESTING

PRINCIPAL INVESTMENT STRATEGY


The Small-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of small-cap companies. 1 The Advisor defines small-cap companies as companies with a market capitalization of $2 billion or less. The Portfolio's Advisor purchases stocks of smaller companies that are in the early stages of development and which the Advisor believes have the potential to achieve substantial long-term earnings growth. The Portfolio may also invest a limited percentage of its assets in foreign securities and fixed-income securities.


In selecting investments for the Portfolio, the Advisor purchases securities of small-cap U.S. companies with strong earnings growth potential. The Advisor may also purchase stocks of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not fully reflected in a stock's price. The Advisor may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                                   SMALL-CAP EQUITY PORTFOLIO 61


The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for six calendar years. Class A commenced operations on May 16, 1996. In the bar chart, performance results before May 16, 1996 are for the Portfolio's Institutional Class, which is not offered in this prospectus. The performance results have been adjusted for the total annual operating expenses applicable to Class A Shares.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 6 YEARS
                                   2001                         -5.90%
                                   2000                         -7.40%
                                   1999                        149.79%
                                   1998                         19.05%
                                   1997                          5.36%
                                   1996                         14.52%

BEST QUARTER
   82.12%
 (12/31/99)
-------------
WORST QUARTER
   -18.54%
  (9/30/98)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -4.65%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, THE RUSSELL 2000 INDEX, AND THE LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION. AFTER-TAX RETURNS FOR THE PORTFOLIO'S CLASS A SHARES ARE SHOWN IN THE TABLE BELOW. AFTER-TAX RETURNS FOR OTHER CLASSES MAY VARY.

--------------------------------------------------------------------------------
                                        1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO
CLASS A SHARES
   RETURN BEFORE TAXES                  -10.37%      21.05%          21.32%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -10.37%      16.59%          15.96%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                   -6.32%      15.40%          15.02%*
--------------------------------------------------------------------------------
SMALL-CAP EQUITY PORTFOLIO
CLASS B SHARES
   RETURN BEFORE TAXES                  -11.58%      21.30%          21.23%**
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX
(REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                 -9.23%       2.87%           5.86%***
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (REFLECTS
NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                        2.49%       7.52%          10.19%***
--------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH
FUNDS CLASSIFICATION (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                       -12.37%       8.25%          10.83%***
--------------------------------------------------------------------------------

* Since July 13, 1995. Class A Shares of the Portfolio were offered beginning May 16, 1996. Performance results shown before that date are for the Portfolio's Institutional Class and have been adjusted for the maximum sales charge and total annual operating expenses applicable to Class A Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 13, 1995. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.

** Since July 13, 1995. As of the date of this prospectus, Class B Shares did not have a full calendar year of performance. Performance results shown are for the Portfolio's Institutional Class and have been adjusted for the maximum CDSC and total annual operating expenses applicable to Class B Shares. The Portfolio's Institutional Class, which is not offered by this prospectus, commenced operations on July 13, 1995. The Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
***      Since June 30, 1995.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of Portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.


WHAT IS THE PORTFOLIO'S BENCHMARK?


The Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of large U.S. companies with high growth rates and price-to-book ratios. The Portfolio also compares its performance to the Russell 2000 Index and the Lipper Small-Cap Growth Funds Classification. The Russell 2000 Index is a widely recognized, capitalization-weighted index, which measures the performance of the 2,000 smallest companies in the Russell 3000 index. The Lipper Mid-Cap Growth Funds Classification is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

62 SMALL-CAP EQUITY PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                   4.75%(1)        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)      None (2)        5.00% (3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                   None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None (4)        None (4)
--------------------------------------------------------------------------------
Exchange Fee                                    None            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                               CLASS A         CLASS B
--------------------------------------------------------------------------------
Investment Advisory Fees                        0.80%           0.80%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.40% (5)       1.00%
--------------------------------------------------------------------------------
Other Expenses                                  0.38% (6)       0.23% (7)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                              1.58%           2.03%
--------------------------------------------------------------------------------
Fee Waivers and Expense
Reimbursements                                  0.25%           0.01%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                    1.33% (8)       2.02% (9)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) A sales charge is imposed if you sell Class B Shares within six years of your purchase. See "Selling Portfolio Shares."
(4) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(5) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(6) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(7)  Other Expenses are based on estimated amounts for the current fiscal year.
(8) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses for Class A Shares from exceeding 1.33% until August 31, 2003.
(9) The Portfolio's Advisor had voluntarily waived fees and reimbursed expenses. This waiver may be discontinued at any time.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$604     3-$927     5-$1,272     10-$2,244
CLASS B YEARS:     1-$706     3-$937     5-$1,293     10-$2,243

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

CLASS A YEARS:     1-$604     3-$927     5-$1,272     10-$2,244
CLASS B YEARS:     1-$206     3-$637     5-$1,093     10-$2,243



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

INTERNATIONAL EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711491
                   SYMBOL: AISRX


                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION

                INVESTMENT FOCUS
            EQUITY SECURITIES OF
                NON-U.S. ISSUERS

          SHARE PRICE VOLATILITY
                            HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
             INVESTING IN EQUITY
           SECURITIES OF ISSUERS
            LOCATED IN COUNTRIES
             OTHER THAN THE U.S.

                INVESTOR PROFILE
       INVESTORS SEEKING CAPITAL
           APPRECIATION WHO WANT
              TO DIVERSIFY THEIR
          PORTFOLIO BY INVESTING
            OVERSEAS AND WHO CAN
           TOLERATE THE RISKS OF
         INTERNATIONAL INVESTING]

PRINCIPAL INVESTMENT STRATEGY


The International Equity Portfolio seeks its investment goal by investing primarily in equity securities of companies located throughout the world. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. 1 The Portfolio invests in issuers located in at least three countries other than the United States. The Portfolio invests in issuers located in any country other than the United States and may invest in issuers of any size.


The Portfolio's Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                               INTERNATIONAL EQUITY PORTFOLIO 65


PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for nine calendar years. Class A commenced operations on August 12, 2000. In the bar chart, performance results before August 12, 2000 are for Class A Shares of the Govett International Equity Fund, which commenced operations on January 7, 1992 and was reorganized into the Portfolio on August 12, 2000.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 9 YEARS
2001 - -18.79%
2000 - -21.19%
1999 -  27.92%
1998 -  19.15%
1997 -  -0.76%
1996 -  12.20%
1995 -  10.97%
1994 -  -8.42%
1993 -  54.53%

BEST QUARTER
   18.79%
 (12/31/98)
-------------
WORST QUARTER
   -15.11%
  (9/30/01)

For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -5.33%.

THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALIA FAR EAST (MSCI EAFE) INDEX AND THE LIPPER INTERNATIONAL FUNDS OBJECTIVE.

CLASS A                                  1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
   RETURN BEFORE TAXES                  -22.66%      -1.61%          4.41%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -22.69%      -4.05%          1.72%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF PORTFOLIO SHARES                  -13.80%      -1.05%          3.09%*
--------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS
NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                      -21.44%       0.89%          4.46%**
--------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS
OBJECTIVE (REFLECTS NO
DEDUCTION FOR SALES CHARGES
OR TAXES)                               -22.43%       1.74%          6.29%**
--------------------------------------------------------------------------------
* Since January 7, 1992. Performance presented prior to August 12, 2000 reflects the performance of the Class A shares of the Govett International Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Class A Shares of the Govett fund.
**       Since December 31, 1991.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of Portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

WHAT IS THE PORTFOLIO'S BENCHMARK?

The MSCI EAFE Index is an unmanaged index that represents the general performance of the international equity markets, without consideration of emerging markets. The Portfolio also compares its performance to the Lipper International Funds Objective, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.



                                                    PROSPECTUS / August 31, 2002

66 INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.75% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                     None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None (3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------



ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------

Investment Advisory Fees                                1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                               0.40% (4)
--------------------------------------------------------------------------------
Other Expenses                                          0.73% (5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               2.13%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements                  0.46%
--------------------------------------------------------------------------------

TOTAL NET OPERATING EXPENSES                            1.67% (6)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 1.67% for Class A Shares until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



YEARS:     1-$637     3-$1,068     5-$1,525     10-$2,786



August 31, 2002 / PROSPECTUS

                       This page intentionally left blank.

68 [LOGO] EMERGING MARKETS EQUITY PORTFOLIO


    [MARGIN CALLOUT BOX: SUMMARY

                         CLASS A
                CUSIP: 040711186
                  SYMBOL:  GIEMX


                 INVESTMENT GOAL
               LONG-TERM CAPITAL
                    APPRECIATION

                INVESTMENT FOCUS
               EQUITY SECURITIES
             LOCATED IN EMERGING
                MARKET COUNTRIES

          SHARE PRICE VOLATILITY
                            HIGH

                       PRINCIPAL
             INVESTMENT STRATEGY
             INVESTING IN EQUITY
           SECURITIES OF ISSUERS
          LOCATED IN EMERGING OR
               DEVELOPING MARKET
            COUNTRIES THROUGHOUT
                       THE WORLD

                INVESTOR PROFILE
               INVESTORS SEEKING
               LONG-TERM CAPITAL
           APPRECIATION WHO WANT
              TO DIVERSIFY THEIR
          PORTFOLIO BY INVESTING
            OVERSEAS AND WHO CAN
           TOLERATE THE RISKS OF
           INVESTING IN EMERGING
                MARKET COUNTRIES

PRINCIPAL INVESTMENT STRATEGY


The Emerging Markets Equity Portfolio seeks its investment goal by investing primarily in equity securities of issuers located in emerging market countries. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities. 1 The Portfolio invests in issuers located in at least three emerging market countries. The Portfolio's Subadvisor uses the World Bank's classification system to determine the potential universe of emerging market countries. The classification system used by the World Bank, a non-governmental organization headquartered in Washington, D.C., comprised of representatives from 183 countries, covers 207 nations and non-sovereign entities that are recognized by the United Nations.


The Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect
(positively or negatively) the value of the Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                            EMERGING MARKETS EQUITY PORTFOLIO 69


PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for nine calendar years. Class A commenced operations on August 12, 2000. In the bar chart below, performance results before that date are for Class A Shares of the Govett Emerging Markets Equity Fund, which commenced operations on January 7, 1992 and was reorganized into the Portfolio on August 12, 2000.

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


PERFORMANCE OVER 9 YEARS
2001 -  -7.29%
2000 - -37.22%
1999 -  70.10%
1998 - -34.18%
1997 - -10.40%
1996 -  12.08%
1995 -  -7.84%
1994 - -12.70%
1993 -  79.73%

BEST QUARTER
   35.00%
 (12/31/99)
-------------
WORST QUARTER
   -24.90%
  (9/30/98)


For the period January 1, 2002 to June 30, 2002, the Portfolio's Class A total return was -1.27%.


THE FOLLOWING TABLE COMPARES THE PORTFOLIO'S CLASS A SHARES' AVERAGE ANNUAL TOTAL RETURNS (INCLUDING THE MAXIMUM APPLICABLE SALES CHARGE), BEFORE AND AFTER TAXES, FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX (MSCI EMERGING MARKETS INDEX) AND THE LIPPER EMERGING MARKETS FUNDS OBJECTIVE.

--------------------------------------------------------------------------------
CLASS A                                  1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY
PORTFOLIO
   RETURN BEFORE TAXES                   -11.65%     -11.07%         -0.34%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES
   ON DISTRIBUTIONS                      -11.79%     -11.18%         -1.29%*
--------------------------------------------------------------------------------
   RETURN AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES               -7.10%      -8.43%         -0.49%*
--------------------------------------------------------------------------------
MSCI EMF INDEX
(REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)              -2.37%      -5.74%         3.05%**
--------------------------------------------------------------------------------
LIPPER EMERGING MARKETS
FUNDS OBJECTIVE (REFLECTS
NO DEDUCTION FOR SALES
CHARGES OR TAXES)                         -3.83%      -4.97%         2.43%**
--------------------------------------------------------------------------------

* Since January 7, 1992. Performance presented prior to August 12, 2000 reflects the performance of the Class A shares of the Govett Emerging Markets Equity Fund, which were offered beginning January 7, 1992. The performance results shown have been adjusted for the effect of the Govett fund's reorganization. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Class A Shares of the Govett fund.
**     Since December 31, 1991.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes on distributions and sale of Portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.


WHAT IS THE PORTFOLIO'S BENCHMARK?

     The MSCI Emerging Markets Index is an unmanaged index that represents the general performance of equity markets in emerging markets. The Portfolio also compares it performance to the Lipper Emerging Markets Funds Objective, which is a composite of mutual funds with goals similar to the Portfolio's goals. Investments cannot be made in an index or composite.


                                                    PROSPECTUS / August 31, 2002

70 EMERGING MARKETS EQUITY PORTFOLIO (CONCLUDED)


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.75% (1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                     None (2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                      None (3)
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
Investment Advisory Fees                      1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     0.40%(4)
--------------------------------------------------------------------------------
Other Expenses                                2.50%(5)
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     3.90%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements        1.80%
--------------------------------------------------------------------------------
TOTAL NET OPERATING EXPENSES                  2.10%(6)
--------------------------------------------------------------------------------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
(2) If you purchase Class A Shares of $1 million or more without a sales charge, a CDSC of 1.00% applies to shares sold within one year of the date of purchase and 0.50% to shares sold between one and two years of the purchase date. See "Purchasing Portfolio Shares."
(3) If redemption proceeds are wired to a bank account, a $10 fee is applicable.
(4) A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual distribution fee for Class A Shares is 0.25%.
(5) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.
(6) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 2.10% for Class A Shares until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Purchasing, Selling, and Exchanging Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


YEARS:     1-$678     3-$1,451     5-$2,241     10-$4,293



August 31, 2002 / PROSPECTUS

                      This page intentionally left blank.

72 ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK


ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK

RISKS                                                                PORTFOLIOS AFFECTED BY THE RISKS
--------------------------------------------------------------------------------------------------------
EQUITY RISK-- Equity securities include publicly and privately       Balanced Portfolio
issued equity securities, common and preferred stocks, warrants,     Equity Income Portfolio
rights to subscribe to common stock and convertible securities, as   Value Equity Portfolio
well as instruments that attempt to track the price movement of      Equity Index Portfolio
equity indices.  Investments in equity securities and equity         Blue Chip Equity Portfolio
derivatives in general are subject to market risks that may cause    Capital Growth Portfolio
their prices to fluctuate over time.  Equity derivatives may be      Mid-Cap Equity Portfolio
more volatile and increase portfolio risk.  The value of             Small-Cap Equity Portfolio
securities convertible into equity securities, such as warrants or   International Equity Portfolio
convertible debt, is also affected by prevailing interest rates,     Emerging Markets Equity Portfolio
the credit quality of the issuer and any call provision.
Fluctuations  in the value of equity  securities  in which a mutual fund invests will cause its  portfolio's  net asset value to fluctuate. An investment in a Portfolio of equity securities may be more suitable for long-term  investors who can bear the risk of these share price fluctuations.
--------------------------------------------------------------------------------------------------------
FIXED INCOME RISK-- The market values of fixed income investments    Short-Term Treasury Portfolio
change in response to interest rate changes and other factors.       Maryland Tax-Free Portfolio
During periods of falling interest rates, the values of              Pennsylvania Tax-Free Portfolio
outstanding fixed income securities generally rise.  Moreover,       Intermediate Fixed Income Portfolio
while securities with longer maturities tend to produce higher       U.S. Government Bond Portfolio
yields, the prices of longer maturity securities are also subject    Income Portfolio
to greater market fluctuations as a result of changes in interest    Balanced Portfolio
rates.  In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:
--------------------------------------------------------------------------------------------------------
         CALL RISK-- During periods of falling interest rates,       Maryland Tax-Free Portfolio
         certain debt obligations with high interest rates may be    Pennsylvania Tax-Free Portfolio
         prepaid (or "called") by the issuer prior to maturity.      Intermediate Fixed Income Portfolio
         This may cause a Portfolio's average weighted maturity to   U.S. Government Bond Portfolio
         fluctuate and may require a Portfolio to invest the         Income Portfolio
         resulting proceeds at lower interest rates.                 Balanced Portfolio
--------------------------------------------------------------------------------------------------------
         CREDIT RISK-- The possibility that an issuer will be        Maryland Tax-Free Portfolio
         unable to make timely payments of either principal or       Pennsylvania Tax-Free Portfolio
         interest.                                                   Intermediate Fixed Income Portfolio
                                                                     U.S. Government Bond Portfolio
                                                                     Income Portfolio
                                                                     Balanced Portfolio
--------------------------------------------------------------------------------------------------------
         EVENT RISK-- Securities may suffer declines in credit       Maryland Tax-Free Portfolio
         quality and market value due to issuer restructurings or    Pennsylvania Tax-Free Portfolio
         other factors.  This risk should be reduced because of a    Intermediate Fixed Income Portfolio
         Portfolio's multiple holdings.                              U.S. Government Bond Portfolio
                                                                     Income Portfolio
                                                                     Balanced Portfolio


August 31, 2002 / PROSPECTUS


                                  ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK 73


RISKS                                                                PORTFOLIOS AFFECTED BY THE RISKS
--------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES RISK-- Mortgage-backed securities are     Intermediate Fixed Income Portfolio
fixed income securities representing an interest in a pool of        U.S. Government Bond Portfolio
underlying mortgage loans.  They are sensitive to changes in         Income Portfolio
interest rates, but may respond to these changes differently from    Balanced Portfolio
other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the
volatility risk of that portfolio.
--------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES RISK-- Investments in securities of foreign       Small-Cap Equity Portfolio
companies or governments can be more volatile than investments in    International Equity Portfolio
U.S. companies or governments.  Diplomatic, political, or economic   Emerging Markets Equity Portfolio
developments, including nationalization or appropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than
U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to
U.S. companies or governments.  Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest  income.  Although  in some  countries  a  portion  of these  taxes are recoverable,  the non-recovered portion will reduce the income received from the securities  comprising the  Portfolio.  These various risks will be even greater for investments in emerging market countries.



                                                    PROSPECTUS / August 31, 2002


74 ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK


RISKS                                                                PORTFOLIOS AFFECTED BY THE RISKS
--------------------------------------------------------------------------------------------------------
In addition to these risks,  certain  foreign  securities  may be subject to the following additional risk factor:

     CURRENCY RISK-- Investments in foreign securities  denominated  Small-Cap Equity Portfolio
     in foreign currencies involve additional risks, including:      International Equity Portfolio
     o The value of a Portfolio's  assets measured in U.S.  dollars  Emerging Markets Equity Portfolio may be affected by changes in currency rates and in exchange control regulations.
     o A Portfolio may incur  substantial  costs in connection with conversions between various currencies.
     o A  Portfolio  may  be  unable  to  hedge  against   possible
       variations in foreign  exchange rates or to hedge a specific security transaction or portfolio position.
     o A limited market currently  exists for hedging  transactions relating to currencies in certain emerging markets.
--------------------------------------------------------------------------------------------------------
TRACKING ERROR RISK-- Factors such as Portfolio expenses,            Equity Index Portfolio
imperfect correlation between the Portfolio's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage may affect its
ability to achieve perfect correlation.  The magnitude of any tracking error may be affected by a higher portfolio turnover rate.  Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses.  As a result, the
Portfolio, which will have expenses such as custody, management fees and other operational costs, and brokerage expenses, may not achieve its investment objective of accurately correlating to an index.


August 31, 2002 / PROSPECTUS

                                           EACH PORTFOLIO'S OTHER INVESTMENTS 75


EACH PORTFOLIO'S OTHER INVESTMENTS

This prospectus describes the Portfolios' primary strategies. Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, there is no guarantee that any Portfolio will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Portfolio may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Portfolio's Advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Portfolio may not be able to meet its investment goal when it is employing a temporary defensive strategy.


                                                    PROSPECTUS / August 31, 2002

76 INVESTMENT ADVISOR


INVESTMENT ADVISOR

The Portfolios' Advisor makes (or supervises the Subadvisor who makes) investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of ARK Funds supervises the Advisor and Subadvisor and establishes policies that the Advisor and Subadvisor must follow in their management activities.


Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst), serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management. For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:

U.S. TREASURY MONEY MARKET PORTFOLIO                            0.20%
U.S. GOVERNMENT MONEY MARKET PORTFOLIO                          0.15%
MONEY MARKET PORTFOLIO                                          0.12%
TAX-FREE MONEY MARKET PORTFOLIO                                 0.09%
PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO                    0.11%
SHORT-TERM TREASURY PORTFOLIO                                   0.33%
MARYLAND TAX-FREE PORTFOLIO                                     0.49%
PENNSYLVANIA TAX-FREE PORTFOLIO                                 0.65%
INTERMEDIATE FIXED INCOME PORTFOLIO                             0.50%
U.S. GOVERNMENT BOND PORTFOLIO                                  0.66%
INCOME PORTFOLIO                                                0.53%
BALANCED PORTFOLIO                                              0.56%
EQUITY INCOME PORTFOLIO                                         0.63%
VALUE EQUITY PORTFOLIO                                          0.87%
EQUITY INDEX PORTFOLIO                                          0.05%
BLUE CHIP EQUITY PORTFOLIO                                      0.60%
CAPITAL GROWTH PORTFOLIO                                        0.65%
MID-CAP EQUITY PORTFOLIO                                        0.73%
SMALL-CAP EQUITY PORTFOLIO                                      0.79%
INTERNATIONAL EQUITY PORTFOLIO                                  0.68%
EMERGING MARKETS EQUITY PORTFOLIO                               0.00%



AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion as of June 30, 2002.

INVESTMENT SUBADVISORS

AIB Investment Managers Limited (AIBIM) and Govett Investment Management Limited (Govett), each an indirect majority-owned subsidiary of AIB, are the Subadvisors for the International Equity Portfolio and the Emerging Markets Equity Portfolio, respectively. AIBIM and Govett provide day-to-day management services and make investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIBIM and Govett subadvisory fees from the fees it receives from the International Equity Portfolio and the Emerging Markets Equity Portfolio.

Govett and AIBIM are part of the AIB Asset Management Holdings Group (AIBAMH) and part of a broad network of offices worldwide, with principal offices located in London, Dublin and Singapore. These offices are supported by a global network of investment/ research offices in Baltimore, Budapest, Rio de Janeiro, and Poznan. AIBAMH had, as of June 30, 2002, approximately $13 billion under management, primarily in non-U.S. funds.


PORTFOLIO MANAGERS


JAMES M. HANNAN is manager of the U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO, SHORT-TERM TREASURY PORTFOLIO, and other ARK Funds Portfolios, and he is co-manager, with Mr. Stith, of the INCOME PORTFOLIO and the U.S. GOVERNMENT BOND PORTFOLIO. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the Fixed Income Group, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.


SUSAN L. SCHNAARS is manager of the MARYLAND TAX-FREE PORTFOLIO and PENNSYLVANIA TAX-FREE PORTFOLIO. Ms. Schnaars is also responsible for managing several large institutional accounts. She has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1992. Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant, and has more than 12 years of experience in the investment industry.


August 31, 2002 / PROSPECTUS

                                                           INVESTMENT ADVISOR 77


WILMER C. STITH III is manager of the INTERMEDIATE FIXED INCOME PORTFOLIO, and of other ARK Funds Portfolios, and is co-manager, with Mr. Hannan, of the INCOME PORTFOLIO and the U.S. GOVERNMENT BOND PORTFOLIO. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate account money market accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

CLYDE L. RANDALL II is co-manager, with Mr. Ashcroft, of the EQUITY INCOME PORTFOLIO and BLUE CHIP EQUITY PORTFOLIO, and is co-manager of another ARK Funds Portfolio. Mr. Randall has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1995. He has more than 14 years of experience in investment research and equity analysis, and is a Chartered Financial Analyst.

ALLEN J. ASHCROFT, JR. is co-manager, with Mr. Randall, of the BLUE CHIP EQUITY PORTFOLIO and EQUITY INCOME PORTFOLIO, and is co-manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1995. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.


H. GILES KNIGHT is manager of the SMALL-CAP EQUITY PORTFOLIO and is manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996 and a Senior Vice President of Allfirst since 1995. Mr. Knight has more than 30 years of experience in the investment industry.

DAVID G. ROBERTSON is manager of the MID-CAP EQUITY PORTFOLIO. Mr. Robertson has
been a Vice President of AIA since 2000. He is also an equity analyst.   Mr.
Robertson has more than 13 years of experience in the investment industry.


THOMAS D. DEHUDY is manager of the CAPITAL GROWTH PORTFOLIO. Mr. DeHudy has been a Principal of AIA since January 2001. Mr. DeHudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. Mr. DeHudy has more than 20 years of experience in investment research, and is a Chartered Financial Analyst.


J. ERIC LEO is co-manager, with Ms. Rishel, of the VALUE EQUITY PORTFOLIO, and heads a Portfolio Management Team that manages the BALANCED PORTFOLIO. Through the team approach, the firm seeks consistent implementation of process and continuity in investment management staff for the Balanced Portfolio. Mr. Leo is the Chief Investment Officer of AIA and Managing Director of Equity Research. He is responsible for overseeing AIA's equity investment process. Mr. Leo has more than 30 years of experience in the investment industry.


BARBARA L. RISHEL is co-manager, with Mr. Leo, of the VALUE EQUITY PORTFOLIO. Ms. Rishel has been a Principal of AIA since 2001. She is also an equity analyst. She has more than 15 years of experience in the investment industry.

CLARENCE W. WOODS, JR. is co-manager, with Mr. Hastings, of the EQUITY INDEX PORTFOLIO. Mr. Woods has been a Vice President and Principal of, and Chief Equity Trader for, AIA since 1996. He heads the equity-trading unit. Mr. Woods has more than 17 years experience in the investment industry.

PETER C. HASTINGS is co-manager, with Mr. Woods, of the EQUITY INDEX PORTFOLIO. Mr. Hastings has been a Vice President of AIA since 1997. Mr. Hastings has more than 6 years of experience in the investment industry.


LOUISE MCGUIGAN is the manager of the INTERNATIONAL EQUITY PORTFOLIO. Ms. McGuigan has been the head of AIBIM's EAFE product line since 1998. Initially with AIBIM and subsequently Hill Samuel Fagan Investment Management, she rejoined AIBIM. She managed AIB Investment Managers Limited's Far East equity book before becoming a European equity manager in 1995. Ms. McGuigan has more than 9 years of experience in the investment industry.


CALUM GRAHAM is manager of the EMERGING MARKETS EQUITY PORTFOLIO. Mr. Graham is also the Director of Govett where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 10 years of experience in the investment industry.


                                                    PROSPECTUS / August 31, 2002

78 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES


PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Portfolios.

The classes have different expenses and other characteristics.

CLASS A SHARES OF THE MONEY
MARKET FUND PORTFOLIOS
        o NO SALES CHARGE
        o 12B-1 FEES AND SHAREHOLDER SERVICING FEES

CLASS A SHARES OF THE OTHER PORTFOLIOS
        o FRONT-END SALES CHARGE
        o 12B-1 FEES AND SHAREHOLDER SERVICING FEES

CLASS B SHARES
        o CONTINGENT DEFERRED SALES CHARGE (CDSC)
        o HIGHER 12B-1 FEES


WHO CAN PURCHASE PORTFOLIO
SHARES?

Class A and Class B Shares are for individual investors, corporations and other entities.

There are three ways to invest in the Portfolios:

        o Directly with ARK Funds
        o Through a financial intermediary

        o Through the ARK Funds Employee Investment Program


MINIMUM INVESTMENTS

Opening A New Account:  Investors:  $500
                        Employees: $100 lump sum; $50
                        Automatic Investment Plan

Minimum Balance:        Investors:  $500
                        Employees:  $100

Additional Purchases:   Investors:  any amount
                        Employees:  any amount

DIRECTLY WITH ARK FUNDS

                                    BY MAIL:

Write to:  ARK Funds, P.O. Box 8525, Boston, MA  02266-8525

PURCHASE: Obtain a new account application and information about fees and procedures by calling 1-800-ARK-FUND (1-800-275-3863). Complete and mail application.

PAYMENT BY WIRE

Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)
Notify ARK's transfer agent at 1-800-ARK-FUND by 12:00 PM for proper crediting of your account. OR

PAYMENT BY CHECK


Mail your check in US dollars payable to ARK Funds (ARK Funds FBO - account holder's name for IRAs), and investment instructions. A Portfolio cannot accept third-party checks, starter checks, credit cards, checks issued by credit card companies or Internet-based companies, cash or cash equivalents (i.e., purchases may not be made by cashier's check, bank draft, money order or traveler's check)


BY ACH:  (Automated Clearing House Funds Transfer)

Complete the bank information section of the new account application, and attach a voided check or deposit slip from a domestic member bank. It takes about 15 days to set up an ACH account.


SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. Signature guarantee is required if your redemption is for $25,000 or more, you request proceeds be sent to a name or address that differs from that on the account, you are requesting the proceeds to be wired to a bank account not on file for the account, or you request a transfer of registration. The redemption price is based on the next calculation of NAV after your order is received.


EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased. The minimum amount you can exchange is $500.

REDEMPTION OF SHARES PURCHASED EITHER BY CHECK OR THROUGH THE AUTOMATIC INVESTMENT PLAN WILL BE DELAYED UNTIL THE INVESTMENT HAS BEEN IN THE ACCOUNT FOR 15 DAYS. ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL..

                                    BY PHONE:

                     Call 1-800-ARK-FUND (1-800-275-3863).


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 79


THROUGH A FINANCIAL INTERMEDIARY


Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund), will have to follow that intermediary's procedures for transacting with the Fund. You may instruct your financial intermediary to purchase shares automatically at preset intervals. It is expected that your financial intermediary will be the record owner of shares held for your account, and that they will supply you with quarterly statements showing all account activity. Investors may be charged a fee for transactions or other services, including cash sweeps, effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.


THROUGH THE ARK FUNDS EMPLOYEE INVESTMENT PROGRAM

Class A Shares of the Portfolios may be purchased without a sales charge in an ARK Funds Employee Investment Account. Employees are defined as current and former Trustees and officers of ARK Funds, current and retired officers, directors and regular employees of AIB, and its direct and indirect subsidiaries, including Allfirst and its affiliates, and their spouses and minor children.

GENERAL INFORMATION


You may purchase, sell, or exchange shares on any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the money market fund Portfolios will advance the time on any such day by which orders must be received.


A Portfolio or the Distributor may reject any purchase or exchange order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

NAV for one Portfolio share is the value of that share's portion of all of the net assets in the Portfolio.

In calculating NAV, each non-money market fund Portfolio generally values its investment portfolio at its market price. If market prices are unavailable or the Portfolios think that they are unreliable, fair value prices may be determined using methods approved by the Board of Trustees.

In calculating NAV, each money market fund Portfolio generally values its investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Portfolio may value its securities at their market prices or fair value prices may be determined using methods approved by the Board of Trustees.


Some Portfolios hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the market value of these Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares.

The Portfolios calculate their NAV at certain times each Business Day. The following table shows at what times the Portfolios calculate their NAV, and generally by what time your purchase order and Federal funds (readily available funds) must be received and accepted for your order to be effective and for you to be eligible to receive dividends declared on the day you submit your purchase. For U.S. Treasury Money Market, Tax-Free Money Market and Pennsylvania Tax-Free Money Market Portfolios, orders received and accepted after 12:00 PM Eastern time will begin earning dividends on the next Business Day.


                                                                                    Your Order and
                                                    NAV Calculated               Funds Received Before
Portfolio                                           (Eastern Time)                  (Eastern Time)

U.S. Treasury Money Market                       12:00 PM and 4:00 PM                  12:00 PM
U.S. Government Money Market                           5:00 PM                          5:00 PM
Money Market                                           5:00 PM                          5:00 PM
Pennsylvania Tax-Free Money Market               12:00 PM and 4:00 PM                  12:00 PM
Tax-Free Money Market                            12:00 PM and 4:00 PM                  12:00 PM
All Fixed Income and Equity                            4:00 PM                          4:00 PM


                                                    PROSPECTUS / August 31, 2002

80 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES


SALES CHARGES

ALTERNATIVE SALES CHARGE OPTIONS

You may purchase Class A or Class B Shares of the Portfolios at a price equal to their NAV per share plus any applicable sales charge. Class A Shares include an initial sales charge. Class B Shares may pay a CDSC. The classes have the same rights and are identical in all respects except that: (i) Class B Shares may pay deferred sales charges and pay higher distribution and service fees; (ii) each class has exclusive voting rights with respect to approvals of its Rule 12b-1 plan (although Class B shareholders may be entitled to vote on any distribution fees imposed on Class A Shares so long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges.

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

U.S. GOVERNMENT BOND, INCOME, MARYLAND TAX-FREE, PENNSYLVANIA TAX-FREE AND INTERMEDIATE FIXED INCOME PORTFOLIOS

                                 YOUR SALES CHARGE AS A   YOUR SALES CHARGE AS A %
IF YOUR INVESTMENT IS:             % OF OFFERING PRICE     OF YOUR NET INVESTMENT     DEALER CONCESSION AS
                                                                                       A % OF THE OFFERING
                                                                                              PRICE
-------------------------------- ------------------------ -------------------------- ------------------------
LESS THAN  $50,000                        4.50%                     4.71%                     4.00%
$50,000 BUT LESS THAN $100,000            4.00%                     4.17%                     3.50%
$100,000 BUT LESS THAN $250,000           3.00%                     3.09%                     2.75%
$250,000 BUT LESS THAN $500,000           2.50%                     2.56%                     2.25%
$500,000 BUT LESS THAN                    2.00%                     2.04%                     1.50%
$1,000,000                                0.00%                     0.00%                     0.75%
$1,000,000 AND ABOVE

No initial sales charge applies to purchases of Class A Shares of $1 million or more. However, you will pay a CDSC of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of purchase.

BALANCED, EQUITY INCOME, EQUITY INDEX, BLUE CHIP EQUITY, VALUE EQUITY, CAPITAL GROWTH, MID-CAP EQUITY, SMALL-CAP EQUITY, INTERNATIONAL EQUITY AND EMERGING MARKETS EQUITY PORTFOLIOS

                                 YOUR SALES CHARGE AS A   YOUR SALES CHARGE AS A %
IF YOUR INVESTMENT IS:            %E OF OFFERING PRICE     OF YOUR NET INVESTMENT     DEALER CONCESSION AS
                                                                                       A % OF THE OFFERING
                                                                                              PRICE
-------------------------------- ------------------------ -------------------------- ------------------------
LESS THAN  $50,000                        4.75%                     4.99%                     4.25%
$50,000 BUT LESS THAN $100,000            4.50%                     4.71%                     4.00%
$100,000 BUT LESS THAN $250,000           3.50%                     3.63%                     3.00%
$250,000 BUT LESS THAN $500,000           2.50%                     2.56%                     2.25%
$500,000 BUT LESS THAN                    2.00%                     2.04%                     1.75%
$1,000,000                                0.00%                     0.00%                     0.75%
$1,000,000 AND ABOVE

No initial sales charge applies to purchases of Class A Shares of $1 million or more. However, you will pay a CDSC of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of purchase.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

(1) by a bank trust officer, registered representative, or other employee (or a member of their immediate families) of authorized institutions;

(2) by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

(3) for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

(4)  for  an  account   affiliated  with  Allfirst,   with  the  proceeds  of  a
     distribution from certain employee benefit plans;

(5) for any state, county or city, or any governmental instrumentality, department, authority or agency;

(6) with redemption proceeds from other mutual fund complexes on which you have previously paid an initial or CDSC;


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 81


(7) through wrap fee and asset allocation programs and for financial institutions that, under their dealer agreement with the Distributor or otherwise, do not receive any or receive a reduced portion of the front-end sales charge;

(8) as part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 of plan assets invested in the Portfolios;

(9) as part of an employee benefit plan through an intermediary that has signed a participation agreement with the Portfolios' distributor specifying certain qualifications; and

(10) on a discretionary basis by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business and that has executed a participation agreement with the Portfolios' distributor specifying certain qualifications.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Portfolio at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you have redeemed, without paying the front-end sales charge a second time. To exercise this privilege, the Portfolio must receive your purchase order within 30 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE PORTFOLIO WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES. The purchase price of your shares is the NAV on the day your purchase order is received and accepted.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will consider the value of Class A Shares purchased previously only if they were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time. Rights of accumulation do not apply to purchases of Class A Shares of the U.S. Treasury Money Market, U.S. Government Money Market, Money Market, Tax-Free Money Market, Pennsylvania Tax-Free Money Market, and Short-Term Treasury Portfolios.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Portfolio a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Portfolio to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Portfolio's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Portfolio will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


                                                    PROSPECTUS / August 31, 2002

82 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES


CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within six years after your purchase, you will pay a CDSC as described in the table below for either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Portfolio receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges.

At the end of eight years from the date of purchase, Class B Shares convert to Class A Shares based on their relative NAV. Class A Shares pay lower expenses than Class B Shares.

Year Since                        CDSC as a Percentage of
Purchase                      Dollar Amount Subject to Charge
-------------------------------------------------------------------------------
First                                       5%
Second                                      4%
Third                                       3%
Fourth                                      3%
Fifth                                       2%
Sixth                                       1%
Seventh and after                           0%

The Class B Shares CDSC generally will be waived under the following circumstances:
o Benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans.
o Eligible mandatory distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 1/2 (waiver applies only to amounts necessary to meet the required minimum amount). If Class B Shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B Shares bear to the total investment account.
o    Death or disability (as defined in Section 72(m)(7) of the Internal Revenue
     Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.
o Payments under the Automatic Withdrawal Plan (which is discussed later), up to 10% per year, provided the minimum distribution per such Plan is no less than $100 per month, and the account balance at the inception of the withdrawals is at least $10,000. Shares received from dividend and capital gain reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable sales load.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions including brokerage firms affiliated with Allfirst may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of Federal securities law.

No CDSC is imposed on redemptions of Class B Shares received from the reinvestment of distributions on Class B Shares or exchanged for shares of another Portfolio. However, Class B Shares acquired in exchanges (including shares of the Money Market Portfolio) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. Class B Shares not subject to a CDSC will always be redeemed first.

The CDSC will be computed using the schedule of the Portfolio with the highest CDSC owned by you. In computing the CDSC, the length of time you owned the shares will be measured from the date of original purchase and will not be affected by exchanges. To exchange into another Portfolio, you must meet the $500 minimum initial investment.

DISTRIBUTION OF PORTFOLIO SHARES


The Fund has adopted a distribution (12b-1) plan and a shareholder services plan for Class A Shares of each Portfolio. In addition, the Fund has adopted a distribution and service (12b-1) plan for Class B Shares of each Portfolio. The plan allows the Portfolios to pay fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 83


Class A distribution fees, as a percentage of average daily net assets of the class, may be up to 0.75% as authorized by the Board. The Distributor is voluntarily waiving a portion of the Class A fees payable by certain Portfolios. The Distributor may discontinue all or a portion of these waivers at any time. The following table sets forth the distribution fees authorized by the Board and the fees paid by each of the Portfolios for the fiscal year ended April 30, 2002:


                                                                                          FEES PAID
                   CLASS A SHARES                         AUTHORIZED FEE (%)         (NET OF WAIVERS) (%)

U.S. Treasury Money Market Portfolio                             0.25                        0.25
U.S. Government Money Market Portfolio                           0.25                        0.25
Money Market Portfolio                                           0.25                        0.25
Tax-Free Money Market Portfolio                                  0.25                        0.25
Short-Term Treasury Portfolio                                    0.40                        0.25
Maryland Tax-Free Portfolio                                      0.30                        0.25
Pennsylvania Tax-Free Portfolio                                  0.30                        0.25
U.S. Government Bond Portfolio                                   0.30                        0.25
Income Portfolio                                                 0.30                        0.25
Balanced Portfolio                                               0.40                        0.25
Equity Income Portfolio                                          0.40                        0.25
Value Equity Portfolio                                           0.40                        0.25
Equity Index Portfolio                                           0.40                        0.25
Blue Chip Equity Portfolio                                       0.55                        0.25
Capital Growth Portfolio                                         0.40                        0.25
Mid-Cap Equity Portfolio                                         0.40                        0.25
Small-Cap Equity Portfolio                                       0.40                        0.25
International Equity Portfolio                                   0.40                        0.25
Emerging Markets Equity Portfolio                                0.40                        0.25


Class A shareholder service fees, as a percentage of average daily net assets of the class, may be up to 0.25% as authorized by the Board. The following table sets forth the shareholder service fees authorized by the Board and the fees paid by the Portfolio for the fiscal year ended April 30, 2002:


                                                                                          FEES PAID
                  CLASS A SHARES                          AUTHORIZED FEE (%)         (NET OF WAIVERS) (%)

U.S. Treasury Money Market Portfolio                             0.15                        0.06
U.S. Government Money Market Portfolio                           0.15                        0.06
Money Market Portfolio                                           0.15                        0.06
Tax-Free Money Market Portfolio                                  0.15                        0.06
Short-Term Treasury Portfolio                                    0.15                        0.00
Maryland Tax-Free Portfolio                                      0.15                        0.00
Pennsylvania Tax-Free Portfolio                                  0.15                        0.00
U.S. Government Bond Portfolio                                   0.15                        0.00
Income Portfolio                                                 0.15                        0.00
Balanced Portfolio                                               0.15                        0.00
Equity Income Portfolio                                          0.15                        0.00
Value Equity Portfolio                                           0.15                        0.00
Equity Index Portfolio                                           0.15                        0.00
Blue Chip Equity Portfolio                                       0.15                        0.00
Capital Growth Portfolio                                         0.15                        0.00
Mid-Cap Equity Portfolio                                         0.15                        0.00
Small-Cap Equity Portfolio                                       0.15                        0.00
International Equity Portfolio                                   0.15                        0.00
Emerging Markets Equity Portfolio                                0.15                        0.00

Class B distribution and service fees, as a percentage of average daily net assets of the class, paid by the Portfolios for the fiscal year ended April 30, 2002 were 0.75% and 0.25%, respectively.

The Distributor may, from time to time at its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


                                                    PROSPECTUS / August 31, 2002

84 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES


INFORMATION ABOUT EXCHANGING SHARES

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolios receive your exchange request.


Before making an exchange, shareholders should consider the investment objective, policies and restrictions of the Portfolio into which they are exchanging, as set forth in the prospectus. Any telephone exchange must satisfy the requirements relating to the minimum initial investment amounts of the Portfolio involved. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). The Fund reserves the right to terminate or modify the exchange privilege for any reason upon 60 days notice to shareholders.


An exchange between classes of a particular Portfolio is generally not permitted, unless a shareholder becomes eligible to purchase shares of another class. The Fund reserves the right to require shareholders to complete an Account Application or other documentation in connection with the exchange.

CLASS A SHARES

You may exchange Class A Shares of any Portfolio for Class A Shares of any other Portfolio. If you exchange shares that you purchased without a sales charge, or with a lower sales charge, into a Portfolio with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange your shares into a Portfolio with the same, lower or no sales charge, there is not an incremental sales charge for the exchange.

CLASS B SHARES

You may exchange Class B Shares of any Portfolio for Class B Shares of any other Portfolio. No CDSC is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least six years from your initial purchase. Upon redemption, CDSC charges may apply. For purposes of computing the CDSC, the length of time the investor owned the shares will be measured from the date of the original purchase and will not be affected by any exchange.

RECEIVING YOUR SALES PROCEEDS

Normally, we send your sale proceeds within three Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from the date of your purchase).

If you established ACH instructions on your account, you can receive your redemption proceeds by ACH wire. Sale proceeds sent via ACH will not be posted to your bank account until the second Business Day following the transaction.

REDEMPTION BY CHECKWRITING


Checkwriting is available for accounts investing in Class A Shares of the money market fund Portfolios. You will be required to sign a signature card and will be subject to the applicable rules and regulations of the clearing bank.


Checks in the amount of $500 or more drawn on one of the money market fund Portfolios may be made payable to the order of any payee. You should be aware that, as the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank causes the Fund to redeem, at the next NAV, a sufficient number of shares to cover the amount of the check. Checks will be returned by the clearing bank if there are not sufficient shares available. If you wish to use this checkwriting feature, you should check the appropriate box on the Account Application, which includes a signature card, and mail the completed form to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525. There is no charge for the checks, although the clearing bank will impose its customary overdraft fee in connection with checks returned for insufficient funds.

REDEMPTION IN KIND

The  Portfolios  reserve  the right to make  redemptions  "in kind" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 85


AUTOMATIC INVESTMENT PLAN (AIP)

Investors and employees may arrange on any Business Day for periodic investment in a Portfolio through automatic deductions from a checking or savings account by completing the appropriate section of the Account Application.

AUTOMATIC WITHDRAWAL PLAN (AWP)

The AWP may be used by investors and employees who wish to receive regular distributions from their accounts. Upon commencement of the AWP, an account must have a current value of $10,000 or more. Investors may elect to receive automatic payments of $100 or more via check or direct deposit to a checking account on a monthly, quarterly or annual basis. Automatic withdrawals are normally processed on the 25th day of the month (or on the next Business Day). To arrange an AWP, you must complete the appropriate section of an Account Change Form.


If you withdraw 10% or less of your Class B Shares in one year pursuant to the AWP, your redemptions will not be subject to the CDSC. Because automatic withdrawals of Class B Shares in amounts greater than 10% of the initial value of the account will be subject to the CDSC, Class B shareholders who intend to withdraw more than 10% from their accounts should not participate in the AWP.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE


For direct investors, if your account drops below $500 because of redemptions, we may sell your shares and close your account, which could result in your having to pay a CDSC. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares.


PURCHASE AND EXCHANGE RESTRICTIONS


MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number, size, and time between transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.


OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of the callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


                                                    PROSPECTUS / August 31, 2002

86 DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared and paid according to the following schedule:

--------------------------------------------------------- ------------------------ ------------------------
                                                               FREQUENCY OF         FREQUENCY OF PAYMENT
                                                              DECLARATION OF            OF DIVIDENDS
PORTFOLIO                                                        DIVIDENDS
--------------------------------------------------------- ------------------------ ------------------------
U.S. Treasury Money Market Portfolio                               Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
U.S. Government Money Market Portfolio                             Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Money Market Portfolio                                             Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Tax-Free Money Market Portfolio                                    Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Pennsylvania Tax-Free Money Market Portfolio                       Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Short-Term Treasury Portfolio                                      Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Maryland Tax-Free Portfolio                                        Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Pennsylvania Tax-Free Portfolio                                    Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Intermediate Fixed Income Portfolio                                Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
U.S. Government Bond Portfolio                                     Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Income Portfolio                                                   Daily                   Monthly
--------------------------------------------------------- ------------------------ ------------------------
Balanced Portfolio                                               Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ------------------------
Equity Income Portfolio                                           Monthly                  Monthly
--------------------------------------------------------- ------------------------ ------------------------
Value Equity Portfolio                                           Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ------------------------
Equity Index Portfolio                                           Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ------------------------
Blue Chip Equity Portfolio                                       Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ------------------------
Capital Growth Portfolio                                         Annually                 Annually
--------------------------------------------------------- ------------------------ ------------------------
Mid-Cap Equity Portfolio                                         Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ------------------------
Small-Cap Equity Portfolio                                       Annually                 Annually
--------------------------------------------------------- ------------------------ ------------------------
International Equity Portfolio                                   Annually                 Annually
--------------------------------------------------------- ------------------------ ------------------------
Emerging Markets Equity Portfolio                                Annually                 Annually
--------------------------------------------------------- ------------------------ ------------------------

Each Portfolio distributes net capital gains and net gains from foreign currency transactions, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You may elect to receive dividends and distributions in additional Portfolio shares or in cash. You must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.


August 31, 2002 / PROSPECTUS

                                                                        TAXES 87


TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolios and their shareholders. This summary is based on the current Federal tax law, which may change.

Each Portfolio will distribute substantially all of its income and net capital gains and net gains from foreign currency transactions, if any. The dividends and other distributions you receive (other than from the Tax-Free Money Market, Pennsylvania Tax-Free Money Market, Maryland Tax-Free, and Pennsylvania Tax-Free Portfolios (collectively, "Tax-Free Portfolios")) generally will be subject to Federal income taxation, whether or not you reinvest them. Income dividends and distributions of net capital gain from the sale or exchange of portfolio securities held for 12 months or less are generally taxable at ordinary income tax rates. Capital gain distributions and distributions of net gains from certain foreign transactions are generally taxable as long-term capital gains if the distributing Portfolio has held the assets that generated the gain for more than 12 months. EACH SALE OR EXCHANGE OF SHARES IS GENERALLY A TAXABLE EVENT.

The Tax-Free Portfolios intend to distribute Federally tax-exempt dividends. These Portfolios may invest a portion of their assets in securities that generate taxable income for Federal income tax purposes. Dividends exempt from Federal income tax may be subject to state and local income taxes. Any capital gains distributed by these Portfolios will be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


                                                    PROSPECTUS / August 31, 2002

88 FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class A and, if applicable, Class B Shares of the Portfolios. This information is intended to help you understand each class's financial performance for the past five years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). The information for each of the fiscal years ended April 30, and for ARK International Equity Portfolio and ARK Emerging Markets Equity Portfolio the six-month period ended April 30, 2001 and the ten-month period ended October 31, 2000, has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors. Information shown prior to January 1, 2000 for the ARK International Equity and ARK Emerging Markets Equity Portfolios was audited by other auditors. KPMG's report, along with each Portfolio's financial statements, is included in the Portfolios' most recent Annual Report. The Annual Report accompanies the Statement of Additional Information and is available upon request at no charge.

For a Share Outstanding Throughout the Year or Period Ended April 30,
                                     Realized                                                                               Ratio
                                        and                                                                  Ratio of Net    of
                                     Unrealized  Distri-   Distri-                                            Investment  Expenses
                 Net Asset   Net      Gains      butions   butions                    Net Assets,  Ratio of    Income    to Average
                  Value,  Investment (Losses)   from Net    from   Net Asset            End of     Expenses    (Loss)    Net Assets
                 Beginning Income       on     Investment Capital Value, End   Total    Period    to Average  to Average  (Excluding
                 Of Period  (Loss)  Investments  Income    Gains  of Period  Return(A)  (000)     Net Assets  Net Assets   Waivers)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio
Class A
      2002        $1.00      0.02      --        (0.02)      --      $1.00      2.35%   $22,394      0.69%       2.28%       0.84%
      2001         1.00      0.05      --        (0.05)      --       1.00      5.34%   $21,587      0.70%       5.19%       0.85%
      2000         1.00      0.04      --        (0.04)      --       1.00       4.49    18,618      0.68        4.34        0.83
      1999         1.00      0.04      --        (0.04)      --       1.00       4.33    19,632      0.69        4.31        0.84
      1998         1.00      0.05      --        (0.05)      --       1.00       4.77    35,302      0.70        4.66        0.85


U.S. Government Money Market Portfolio
Class A
      2002        $1.00      0.02      --        (0.02)      --      $1.00      2.39%   $79,396      0.65%       2.46%       0.85%
      2001         1.00      0.06      --        (0.06)      --       1.00      5.75%   119,725      0.63%       5.62%       0.83%
      2000         1.00      0.05      --        (0.05)      --       1.00       4.92   120,578      0.64        4.85        0.84
      1999         1.00      0.05      --        (0.05)      --       1.00       4.75   104,037      0.64        4.62        0.84
    1998 (1)       1.00      0.04      --        (0.04)      --       1.00      5.19+    78,265      0.67*       4.98*       0.87*

Money Market Portfolio
Class A
      2002        $1.00      0.03      --        (0.03)      --      $1.00       2.55%  $259,095     0.62%       2.54%       0.85%
      2001         1.00      0.06      --        (0.06)      --       1.00       5.93%  $296,748     0.61%       5.75%       0.83%
      2000         1.00      0.05      --        (0.05)      --       1.00       5.13   251,140       0.61        5.02        0.83
      1999         1.00      0.05      --        (0.05)      --       1.00       4.91   246,496       0.62        4.79        0.85
      1998         1.00      0.05      --        (0.05)      --       1.00       5.25   188,048       0.62        5.13        0.85


Class B
      2002        $1.00      0.02      --        (0.02)      --      $1.00      1.85%     $156       1.32%       1.64%       1.45%
      2001         1.00      0.05      --        (0.05)      --       1.00      5.21%     $105       1.30%       4.80%       1.43%
      2000         1.00      0.04      --        (0.04)      --       1.00       4.41      23         1.31        4.39        1.44
    1999 (2)       1.00      0.01      --        (0.01)      --       1.00      3.86+      22        1.30*       3.76*       1.44*


August 31, 2002 / PROSPECTUS

                                                         FINANCIAL HIGHLIGHTS 89


For a Share Outstanding Throughout the Year or Period Ended April 30,
                               Realized                                                                             Ratio
                                  and                                                                 Ratio of Net    of
                               Unrealized  Distri-   Distri-                                          Investment  Expenses
           Net Asset   Net      Gains      butions   butions                    Net Assets, Ratio of   Income    to Average
            Value,  Investment (Losses)   from Net    from   Net Asset            End of    Expenses    (Loss)  Net Assets Portfolio
           Beginning Income       on     Investment Capital Value, End   Total    Period   to Average to Average (Excluding Turnover
           Of Period  (Loss)  Investments  Income    Gains  of Period  Return(A)  (000)    Net Assets Net Assets   Waivers)   Rate
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Portfolio
Class A
 2002         $1.00     0.02      --        (0.02)      --      $1.00    1.54%  $ 49,232     0.60%       1.49%       0.86%      --
 2001         $1.00     0.03      --        (0.03)      --      $1.00    3.50%  $ 38,358     0.59%       3.46%       0.84%      --
 2000         1.00      0.03      --        (0.03)      --       1.00     2.94    45,970     0.60        2.90        0.85       --
 1999         1.00      0.03      --        (0.03)      --       1.00     2.74    33,509     0.60        2.66        0.85       --
 1998         1.00      0.03      --        (0.03)      --       1.00     3.16    25,144     0.61        3.11        0.86       --

Short-Term Treasury Portfolio
Class A
 2002        $10.17     0.42      0.13      (0.42)      --      $10.30   5.51%    $8,365      0.82%       4.11%       1.15%   65.56%
 2001         $9.85     0.47      0.32      (0.47)      --      $10.17   8.24%    $8,860      0.83%       4.74%       1.13%   80.00
 2000         10.03     0.44     (0.16)     (0.44)     (0.02)    9.85    2.80      9,804      0.82        4.39        1.12    80.49
 1999         10.05     0.47      0.03      (0.47)     (0.05)   10.03    5.04     14,006      0.82        4.61        1.12    70.64
 1998         9.96      0.52      0.09      (0.51)     (0.01)   10.05    6.23     14,410      0.78        5.02        1.07   124.24

Maryland Tax-Free Portfolio
Class A
 2002         $9.90      0.42       0.18    (0.42)     --      $10.08    6.13%   $26,666      0.94%       4.16%      1.31%     8.72%
 2001         $9.48      0.43       0.42    (0.43)     --       $9.90    9.09%    24,671      0.94%       4.38%      1.30%    28.94
 2000         10.21      0.43     (0.69)    (0.43)    (0.04)     9.48   (2.50)    25,924      0.94        4.43       1.30     24.29
 1999         10.14      0.43       0.14    (0.43)    (0.07)    10.21    5.69     32,395      0.93        4.18       1.29     30.83
 1998          9.87      0.44       0.34    (0.45)    (0.06)    10.14    7.91     25,283      0.90        4.39       1.15     22.40

Class B
 2002         $9.91      0.35       0.18    (0.35)     --      $10.09    5.37%    $1,266      1.69%       3.40%      1.86%     8.72%
 2001         $9.48      0.36       0.43    (0.36)     --       $9.91    8.47%     $ 745      1.69%       3.57%      1.85%    28.94
 2000 (3)      9.75      1.51     (0.23)    (1.51)    (0.04)     9.48  13.17%+      $ 50      1.68*       3.82*      1.85*    24.29

Pennsylvania Tax-Free Portfolio
Class A
 2002         $9.80      0.41       0.27    (0.41)     --      $10.07    7.03%    $2,177      1.09%       4.08%      1.30%    16.15%
 2001         $9.38      0.41       0.42    (0.41)     --       $9.80    8.99%    $2,603      1.09%       4.24%      1.29%    25.67
 2000         10.22      0.40     (0.80)    (0.40)    (0.04)     9.38   (3.95)     3,036      1.09        4.23       1.29     30.92
 1999         10.13      0.39       0.15    (0.39)    (0.06)    10.22     5.39     3,820      1.10        3.84       1.30     43.46
 1998 (4)     10.26      0.04     (0.13)    (0.04)     --       10.13  (0.94)+     2,577      1.01*       3.72*      1.24*     3.50

Class B
 2002         $9.82      0.34       0.27    (0.34)     --      $10.09    6.26%      $176      1.84%       3.33%      1.85%    16.15%
 2001         $9.39      0.34       0.43    (0.34)     --       $9.82    8.30%      $ 76      1.84%       3.52%      1.84%    25.67
 2000 (3)      9.71      1.20     (0.28)    (1.20)    (0.04)     9.39   9.37%+     $ 188      1.84*       3.63*      1.84*    30.92

+ Returns are for the period indicated and have not been annualized.
* Annualized
(A) Total Return figures do not include the effect of any front-end or deferred sales load.
(1) Commenced operations on July 7, 1997.
(2) Commenced operations on January 22, 1999.
(3) Commenced operations on September 1, 1999.
(4) Commenced operations on March 23, 1998.


                                                    PROSPECTUS / August 31, 2002

90 FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year or Period Ended April 30,
                               Realized                                                                             Ratio
                                  and                                                                 Ratio of Net    of
                               Unrealized  Distri-   Distri-                                          Investment  Expenses
           Net Asset   Net      Gains      butions   butions                    Net Assets, Ratio of   Income    to Average
            Value,  Investment (Losses)   from Net    from   Net Asset            End of    Expenses    (Loss)  Net Assets Portfolio
           Beginning Income       on     Investment Capital Value, End   Total    Period   to Average to Average (Excluding Turnover
           Of Period  (Loss)  Investments  Income    Gains  of Period  Return(A)  (000)    Net Assets Net Assets   Waivers)   Rate
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond Portfolio
Class A
2002        $9.73     0.50         0.03    (0.50)      --      $9.76     5.53%     $ 3,681     1.10%    5.05%       1.40%     36.05%
2001        $9.28     0.52         0.45    (0.52)      --      $9.73    10.72%     $ 2,533     1.10%    5.47%       1.40%     36.75%
2000         9.79     0.50       (0.51)    (0.50)      --       9.28    (0.09)       2,375      1.10     5.26        1.40       6.62
1999         9.85     0.54       (0.06)    (0.54)      --       9.79      4.93       2,240      1.12     5.11        1.41     102.27
1998 (2)     9.88     0.81       (0.03)    (0.81)      --       9.85     7.86+          30     1.05*    6.02*       1.33*      13.77

Income Portfolio
Class A
2002       $10.08     0.54         0.09    (0.53)    (0.02)   $10.16     6.30%     $11,459     0.96%    5.13%       1.26%    142.61%
2001        $9.62     0.58         0.47    (0.59)      --     $10.08    11.19%     $ 8,991     0.95%    5.97%       1.24%    339.82%
2000        10.20     0.56       (0.58)    (0.56)      --       9.62    (0.18)       5,830      0.95     5.67        1.24     328.20
1999        10.37     0.58       (0.16)    (0.59)      --      10.20      4.08       8,573      0.95     5.59        1.24      50.41
1998         9.94     0.58         0.44    (0.59)      --      10.37     10.47       6,889      0.95     5.82        1.16     154.87

Class B
2002        $9.96     0.45         0.09    (0.45)    (0.02)   $10.03     5.44%      $1,421     1.71%    4.35%       1.80%    142.61%
2001        $9.51     0.51         0.45    (0.51)      --      $9.96    10.35%       $ 705     1.70%    5.19%       1.79%    339.82%
2000        10.08     0.48       (0.57)    (0.48)      --       9.51    (0.85)         429      1.71     4.97        1.80     328.20
1999 (3)    10.40     0.35       (0.32)    (0.35)      --      10.08     0.35+         280     1.70*    4.71*       1.79*      50.41

Balanced Portfolio
Class A
2002       $14.40     0.24       (1.52)    (0.26)      --     $12.86   (8.97)%     $39,276     1.01%    1.78%       1.41%     50.05%
2001       $16.84     0.32       (1.48)    (0.33)    (0.95)   $14.40   (7.06)%    $ 43,644     1.02%    2.08%       1.41%     36.26%
2000        14.59     0.28         2.88    (0.25)    (0.66)    16.84     22.26      43,098      1.01     1.84        1.40      54.46
1999        13.20     0.26         2.02    (0.26)    (0.63)    14.59     17.97      26,927      1.01     1.94        1.40      56.70
1998        11.40     0.27         3.04    (0.28)    (1.23)    13.20     30.67      15,074      1.02     2.20        1.33      71.58

Class B
2002       $14.38     0.14       (1.52)    (0.16)      --     $12.84   (9.66)%     $13,956     1.76%    1.03%       1.86%     50.05%
2001       $16.82     0.20       (1.47)    (0.22)    (0.95)   $14.38   (7.78)%    $ 14,827     1.77%    1.35%       1.86%     36.26%
2000        14.60     0.16         2.87    (0.15)    (0.66)    16.82     21.32      10,991      1.77     1.10        1.86      54.46
1999 (3)    12.58     0.16         2.67    (0.18)    (0.63)    14.60    23.13+       2,479     1.75*    0.99*       1.84*      56.70


August 31, 2002 / PROSPECTUS

                                                         FINANCIAL HIGHLIGHTS 91


For a Share Outstanding Throughout the Year or Period Ended April 30,
                               Realized                                                                             Ratio
                                  and                                                                 Ratio of Net    of
                               Unrealized  Distri-   Distri-                                          Investment  Expenses
           Net Asset   Net      Gains      butions   butions                    Net Assets, Ratio of   Income    to Average
            Value,  Investment (Losses)   from Net    from   Net Asset            End of    Expenses    (Loss)  Net Assets Portfolio
           Beginning Income       on     Investment Capital Value, End   Total    Period   to Average to Average (Excluding Turnover
           Of Period  (Loss)  Investments  Income    Gains  of Period  Return(A)  (000)    Net Assets Net Assets   Waivers)   Rate
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
Class A
2002      $11.33     0.15       (0.99)    (0.15)    (0.05)   $10.29   (7.43)%    $5,136     1.10%     1.41%     1.48%       42.83%
2001      $11.99     0.19         0.42    (0.19)    (1.08)   $11.33     5.33%   $ 4,193     1.10%     1.62%     1.46%       21.41%
2000       12.04     0.22         0.38    (0.22)    (0.43)    11.99      5.29     3,353      1.09      1.72      1.45        41.43
1999       12.52     0.23         0.21    (0.23)    (0.69)    12.04      3.92     3,659      1.08      1.93      1.44        56.03
1998 (9)   11.01     0.28         2.73    (0.29)    (1.21)    12.52    28.73+     3,428     1.07*     2.39*     1.45*        39.88

Value Equity Portfolio
Class A
2002      $11.28     0.02       (1.07)    (0.03)    (0.77)    $9.43   (9.53)%    $5,935     1.31%     0.24%     1.75%       21.81%
2001      $14.10     0.01       (0.87)    (0.01)    (1.95)   $11.28   (6.10)%   $ 6,890     1.30%     0.06%     1.73%        9.63%
2000       15.22     0.14         1.40    (0.15)    (2.51)    14.10     10.72     7,516      1.32    (0.01)      1.75        25.00
1999       14.60     0.05         1.36    (0.07)    (0.72)    15.22     10.29     3,553      1.31      0.29      1.74        32.21
1998       14.55       --         0.05        --      --      14.60     0.34+       227     1.26*     0.62*     1.67*         4.34
(2)

Class B
2002      $11.05   (0.01)     (1.10)        --    (0.77)    $9.17  (10.26)%    $1,141     2.06%   (0.53)%     2.20%       21.81%
2001      $13.94   (0.02)     (0.92)        --    (1.95)   $11.05   (6.79)%     $ 858     2.05%   (0.69)%     2.18%        9.63%
2000       15.16   (0.07)       1.36        --    (2.51)    13.94      9.93       583      2.07    (0.77)      2.20        25.00
1999 (3)   12.93     0.01       2.97    (0.03)    (0.72)    15.16    23.70+       164     2.07*   (0.67)*     2.20*        32.21
Equity Index Portfolio
Class A
2002     $10.42      0.08     (1.42)     (0.08)        --    $9.00   (12.85)%   $7,709    0.50%      0.87%      0.99%    31.17%
2001     $14.79      0.09     (1.77)     (0.09)    (2.60)   $10.42   (12.51)%  $ 9,260    0.50%      0.70%      0.96%    44.36%
2000      13.84      0.11       1.25     (0.11)    (0.30)    14.79       9.95    7,453     0.50       0.78       0.99     58.81
1999      11.57      0.11       2.40     (0.11)    (0.13)    13.84      22.05    4,974     0.48       0.92       1.00     34.04
1998 (4)   9.78      0.06       1.80     (0.07)        --    11.57     19.08+    1,417    0.45*      1.02*      1.08*     49.56

Blue Chip Equity Portfolio
Class A
2002     $19.87      0.02     (3.89)     (0.02)        --   $15.98   (19.48)%  $53,338    1.06%      0.13%      1.60%    40.45%
2001     $23.57      0.05     (3.14)     (0.05)    (0.56)   $19.87   (13.26)%  $67,840    1.06%      0.25%      1.61%    31.66%
2000      19.98      0.06       3.95     (0.04)    (0.38)    23.57      20.29   73,347     1.08       0.28       1.63     40.58
1999      16.98      0.09       3.40     (0.09)    (0.40)    19.98      20.96   56,771     1.07       0.49       1.62     38.78
1998      12.38      0.10       4.69     (0.10)    (0.09)    16.98      38.93   43,300     1.04       0.71       1.50     26.32


Class B
2002     $19.60    (0.09)     (3.84)        --        --   $15.67   (20.05)%  $12,593      1.81%    (0.62)%      1.90%    40.45%
2001     $23.38    (0.06)     (3.16)        --    (0.56)   $19.60   (13.92)%  $14,422      1.81%    (0.50)%      1.91%    31.66%
2000      19.93    (0.07)       3.90        --    (0.38)    23.38      19.39   10,710       1.83     (0.49)       1.93     40.58
1999 (5)  17.07      0.01       3.28    (0.03)    (0.40)    19.93     19.62+    3,162      1.84*    (0.43)*      1.94*     38.78

+ Returns are for the period indicated and have not been annualized.
*Annualized.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1) Commenced operations on May 9, 1997.
(2) Commenced operations on April 1, 1998.
(3) Commenced operations on September 14, 1998.
(4) Commenced operations on November 3, 1997.
(5) Commenced operations on July 31, 1998.
For a Share Outstanding Throughout the Year or Period Ended April 30,


                                                    PROSPECTUS / August 31, 2002

92 FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout the Year or Period Ended April 30,
                                                                                                                      Ratio of
                                  Realized                                      Net               Net                     Net
            Net Asset    Net         and    Distributions Distributions        Asset             Assets,   Ratio of  Investment
             Value,   Investment Unrealized    from Net      from      Return  Value,             End of    Expenses    Income
            Beginning   Income    Gains or    Investment    Capital      of     End     Total    Period    to Average   (Loss)
            of Period   (Loss)   (Losses) on    Income       Gains    Capital   of    Return(A)   (000)   Net Assets to Average
                                 Investments                                   Period                                 Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio
Class A
2002         $18.88     (0.04)      (4.99)           --          --       --  $13.85  (26.64)%   $33,621      1.10%    (0.24)%
2001         $25.89       0.03      (5.15)           --      (1.89)       --  $18.88  (20.37)%   $44,988      1.11%      0.11%
2000          18.58     (0.05)        9.22           --      (1.86)       --   25.89     51.12    52,445       1.11     (0.29)
1999          14.82     (0.03)        4.30           --      (0.51)       --   18.58     29.34    23,035       1.09     (0.23)
1998          11.87         --        4.93       (0.02)      (1.96)       --   14.82     44.90    14,401       1.06     (0.10)


Class B
2002         $18.61     (0.15)      (4.91)           --          --       --  $13.55  (27.19)%   $12,196      1.85%    (0.99)%
2001         $25.74     (0.08)      (5.16)           --      (1.89)       --  $18.61  (20.98)%   $16,231      1.86%    (0.66)%
2000          18.61     (0.13)        9.12           --      (1.86)       --   25.74     50.03    14,129       1.86     (1.04)
1999 (1)      13.53     (0.04)        5.63           --      (0.51)       --   18.61    41.88+     2,162      1.87*    (1.09)*

Mid-Cap Equity Portfolio
Class A
2002         $13.16     (0.03)      (0.55)           --          --       --  $12.58   (4.41)%    $5,965      1.21%    (0.25)%
2001         $17.90     (0.01)      (1.13)           --      (3.60)       --  $13.16   (6.62)%    $4,489      1.21%    (0.27)%
2000 (2)      15.22     (0.02)        4.74           --      (2.04)       --   17.90    34.04+     1,161      1.23*    (0.31)*

Small-Cap Equity Portfolio
Class A
2002         $16.99     (0.05)        0.82           --          --       --  $17.76     4.53%   $74,576      1.27%    (0.38)%
2001         $23.07     (0.02)      (2.01)           --      (4.03)   (0.02)  $16.99  (10.09)%   $65,062      1.25%    (0.11)%
2000          12.59     (0.05)       15.25           --      (4.72)       --   23.07    126.13    11,292       1.30     (0.49)
1999          11.83     (0.07)        1.16           --      (0.33)       --   12.59      9.66     2,248       1.32     (0.64)
1998           8.53     (0.06)        3.98           --      (0.62)       --   11.83     47.57     1,853       1.21     (0.46)


Class B
2002         $16.97     (0.14)        0.77           --          --       --  $17.60     3.71%      $829      2.01%    (1.20)%
2001(3)      $16.80     (0.01)        0.18           --          --       --  $16.97    1.01%+      $125     2.07%*   (0.61)%*


                                Ratio
                                 of
                              Expenses
                             to Average  Portfolio
                             Net Assets  Turnover
                             (Excluding    Rate
                              Waivers)
--------------------------------------------------------------------------------
Capital Growth Portfolio
Class A
2002                            1.45%    201.73%
2001                            1.46%     90.32
2000                            1.46     113.74
1999                            1.44     118.46
1998                            1.37     174.55

Class B
2002                            1.90%    201.73%
2001                            1.91%     90.32
2000                             1.91    113.74
1999 (1)                        1.92*    118.46

Mid-Cap Equity Portfolio
Class A
2002                            1.58%    105.88%
2001                            1.57%     95.51
2000 (2)                        1.59*     55.90

Small-Cap Equity Portfolio
Class A
2002                            1.58%    266.74%
2001                            1.56%    359.60
2000                             1.61    753.31
1999                             1.63    733.14
1998                             1.36    410.72

Class B
2002                             2.03%   266.74%
2001(3)                          2.08%*  359.60%


August 31, 2002 / PROSPECTUS

                                                         FINANCIAL HIGHLIGHTS 93


For a Share Outstanding Throughout the Year or Period Ended April 30,
                                                                                                                      Ratio of
                                  Realized                                      Net               Net                     Net
            Net Asset    Net         and    Distributions Distributions        Asset             Assets,   Ratio of  Investment
             Value,   Investment Unrealized    from Net      from      Return  Value,             End of    Expenses    Income
            Beginning   Income    Gains or    Investment    Capital      of     End     Total    Period    to Average   (Loss)
            of Period   (Loss)   (Losses) on    Income       Gains    Capital   of    Return(A)   (000)   Net Assets to Average
                                 Investments                                   Period                                 Net Assets
--------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio
Class A
2002          $9.38       0.01      (1.15)       (0.01)          --       --   $8.23  (12.18)%    $7,617      1.49%      0.23%
2001(4)      $11.01     (0.02)      (1.06)       (0.03)      (0.52)       --   $9.38 (10.24)%+    $9,976     1.51%*   (0.18)%*
2000 (5)      17.25     (0.08)      (2.93)           --      (3.23)       --   11.01  (19.09)+    10,815      2.46*    (1.21)*
1999 (6)      15.15     (0.08)        4.21           --      (2.03)       --   17.25     27.95    12,718       2.35     (0.52)
1998 (6)      14.78     (0.11)        2.92           --      (2.44)       --   15.15     19.12    12,223       2.45     (0.62)
1997 (6)      15.18     (0.33)        0.24           --      (0.31)       --   14.78    (0.71)    13,952       2.50     (1.01)

Emerging Markets Equity Portfolio
Class A
2002          $7.98       0.01        0.60       (0.03)          --       --   $8.56     7.68%    $6,406      2.06%      0.16%
2001(4)       $9.23     (0.01)      (1.24)           --          --       --   $7.98 (13.54)%+    $7,246     2.16%*   (0.25)%*
2000 (5)      13.54     (0.20)      (4.11)           --          --       --    9.23  (31.83)+     9,124      1.91*    (0.88)*
1999 (6)       7.96         --        5.58           --          --       --   13.54     70.10    18,059       1.85       0.08
1998 (6)      12.24       0.02      (4.15)       (0.15)          --       --    7.96   (34.18)    14,734       2.50       0.03
1997 (6)      13.66     (0.11)      (1.31)           --          --       --   12.24   (10.40)    32,899       2.50     (0.54)


                                Ratio
                                 of
                              Expenses
                             to Average  Portfolio
                             Net Assets  Turnover
                             (Excluding    Rate
                              Waivers)
--------------------------------------------------------------------------------
International Equity Portfolio
Class A
2002                            2.13%     52.80%
2001(4)                        1.86%*    15.09%+
2000 (5)                       3.11%*    196.30+
1999 (6)                         3.34      41.00
1998 (6)                         3.30     109.00
1997 (6)                         3.12      51.00

Emerging Markets Equity Portfolio
Class A
2002                            3.90%    124.31%
2001(4)                        2.61%*    29.80%+
2000 (5)                        3.80*     63.40+
1999 (6)                         4.31      63.00
1998 (6)                         4.09     121.00
1997 (6)                         2.91     120.00

+ Returns are for the period indicated and have not been annualized.
*Annualized.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1) Commenced operations on September 14, 1998.
(2) Commenced operations on September 1, 1999.
(3) Commenced Operations on February 20, 2001.
(4) For the six-month period ended April 30.
(5) Periods ended October 31.
(6) Years ended December 31.



PROSPECTUS / August 31, 2002

NOTES

NOTES

NOTES

                                        [LOGO] ARK FUNDS(R)

MORE INFORMATION ABOUT ARK FUNDS

More information about the Portfolios is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's manager about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL:  Write to us at:

ARK Funds
P.O. Box 8525
Boston, MA 02266-8525

FROM OUR WEBSITE:  www.arkfunds.com

AUTOMATED PRICE, YIELD, AND PERFORMANCE INFORMATION-
24 HOURS A DAY, 7 DAYS A WEEK:  Call 1-800-ARK-FUND (1-800-275-3863)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

INVESTMENT ADVISOR

Allied Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

INVESTMENT SUBADVISOR
(International Equity Portfolio and Emerging Markets Equity Portfolio)



AIB Investment Managers Limited
Percy Place
Dublin 4 Ireland

Govett Investment Management Limited
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR


DISTRIBUTOR

ARK Funds Distributors, LLC
Two Portland Square
Portland, ME 04101


LEGAL COUNSEL

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110

[LOGO] ARK FUNDS(R)

100 E. PRATT STREET, 15TH FLOOR MAIL CODE 104-410
BALTIMORE, MD 21202

We are pleased to send you this Prospectus for Class A and B of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.

[LOGO GRAPHIC OMITTED] ARK FUNDS CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.





                        August 31, 2002     CORPORATE CLASS PROSPECTUS

                                            PRIME CASH MANAGEMENT PORTFOLIO










                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

                                                [LOGO GRAPHIC OMITTED] ARK FUNDS
                                AUGUST 31, 2002  \    CORPORATE CLASS PROSPECTUS

INTRODUCTION - INFORMATION
ABOUT THE PORTFOLIO

The Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests the Portfolio's assets in a way that it believes will help the Portfolio achieve its goal. Still, investing in the Portfolio involves risk, and there is no guarantee that the Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in the Portfolio, just as you could with other investments.


A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


THE PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

HOW TO READ THIS PROSPECTUS

Ark Funds is a mutual fund family that offers shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Corporate Class Shares of the Prime Cash Management Portfolio that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT THE PORTFOLIO, PLEASE SEE:

PRIME CASH MANAGEMENT PORTFOLIO...............................................2
INVESTMENT ADVISOR............................................................4
PURCHASING AND SELLING PORTFOLIO SHARES.......................................5
DISTRIBUTION OF PORTFOLIO SHARES..............................................7
DIVIDENDS AND DISTRIBUTIONS...................................................7
TAXES.........................................................................7
FINANCIAL HIGHLIGHTS..........................................................8
MORE INFORMATION ABOUT ARK FUNDS..............................INSIDE BACK COVER

Investment Advisor:

ALLIED INVESTMENT ADVISORS, INC.

The  Securities  and Exchange  Commission  (SEC) has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.


                                                    PROSPECTUS / AUGUST 31, 2002

2   PRIME CASH MANAGEMENT PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711319


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND
SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM MONEY MARKET INSTRUMENTS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN HIGH-QUALITY U.S. DOLLAR-DENOMINATED
MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH
A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY

The Prime Cash Management Portfolio is a money market fund that seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.

PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:

2001 -  3.94%
-------------

        BEST QUARTER                WORST QUARTER
           1.39%                        0.56%
         (3/31/01)                    (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate Class total return was 0.93%.


AUGUST 31, 2002 / PROSPECTUS

                                              PRIME CASH MANAGEMENT PORTFOLIO 3


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
ENDED  DECEMBER  31,  2001,  TO  THOSE  OF  THE   IMONEYNET,   INC.  FIRST  TIER
INSTITUTIONAL AVERAGE.

CORPORATE CLASS                                   1 YEAR      SINCE INCEPTION

------------------------------------------------------------ ------------------

PRIME CASH MANAGEMENT PORTFOLIO                    3.94%           4.73%*

IMONEYNET, INC. FIRST TIER
  INSTITUTIONAL AVERAGE                            4.91%           4.75%**

 *    Since July 28, 2000.
**    Since July 31, 2000.






This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                  CORPORATE CLASS

Investment Advisory Fees                                   0.15%
Distribution and Service (12b-1) Fees                       None
Other Expenses                                             0.34%
                                                           -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  0.49%
Fee Waivers and Expense Reimbursements                     0.25%
                                                           -----
TOTAL NET OPERATING EXPENSES                               0.24%*

* The Portfolio's advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.24% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


1 YEAR       3 YEARS       5 YEARS      10 YEARS
------       -------       -------      --------


$25          $132          $249         $592


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.

                                                    PROSPECTUS / AUGUST 31, 2002

4 INVESTMENT ADVISOR



INVESTMENT ADVISOR

The Portfolio's Advisor makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program.

The Board of Trustees of ARK Funds supervises the Advisor and establishes policies that the Advisor must follow in its management activities.

Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst) serves as the Advisor to the Portfolio. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management.

For the fiscal year ended April 30, 2002, the Portfolio paid advisory fees to AIA at the following rate expressed as a percentage of the Portfolio's average daily net assets:


PRIME CASH MANAGEMENT PORTFOLIO        0%

AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.


PORTFOLIO MANAGER

JAMES M. HANNAN is manager of the Portfolio and other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the Fixed Income Group, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.


AUGUST 31, 2002 / PROSPECTUS

                                       PURCHASING AND SELLING PORTFOLIO SHARES 5


PURCHASING AND SELLING PORTFOLIO SHARES

This section tells you how to purchase or sell (sometimes called "redeem") shares of the Portfolio.

WHO CAN PURCHASE PORTFOLIO SHARES?

Corporate Class Shares are for authorized institutions investing for their own or their customers' accounts.

There are two ways to invest in the Portfolios:

o    Directly with ARK Funds
o    Through a financial intermediary


DIRECTLY WITH ARK FUNDS


MINIMUM INVESTMENTS

      OPENING A NEW ACCOUNT:    $10,000,000
      MINIMUM BALANCE:      $1,000,000
      ADDITIONAL PURCHASES:     any amount


                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA  02266-8525


     PURCHASE: Obtain a new account application by calling 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate Class Customer Service Representative. Complete the application and mail to ARK Funds.

     Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)


     SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information.


     ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. THE PORTFOLIO CANNOT ACCEPT CHECKS, STARTER CHECKS, THIRD-PARTY CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).


                                  BY PHONE:


Call 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate Class Customer Service Representative.

The redemption price is based on the next calculation of NAV after your order is received. You may not close your account by telephone.


THROUGH A FINANCIAL INTERMEDIARY

Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. Investors may be charged a fee for transactions effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase or sell Portfolio shares through your financial intermediary, you should contact them directly.


GENERAL INFORMATION

You may purchase or sell shares on any day that both the New York Stock Exchange
(NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the Portfolio will advance the time on any such day by which orders must be received.

The Portfolio or ARK Funds Distributors, LLC (the "Distributor") may reject any purchase order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (offering price) will be the net asset value (NAV) per share next determined after the Portfolio receives your purchase order. We expect that the NAV of the Portfolio will remain constant at $1.00 per share.

NAV for one Portfolio share is the value of that share's portion of all the net assets in the Portfolio. In calculating NAV for the Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at their market prices; or fair value prices may be determined using methods approved by the Board of Trustees.

The Portfolio calculates its NAV at 5:00 PM (Eastern time) each Business Day, and generally your purchase order and Federal funds (readily available funds) must be received and accepted by 5:00 PM (Eastern time) for you to be eligible to receive dividends declared on the day you submit your purchase.




If you purchase or sell Portfolio shares through a financial intermediary, you may have to submit your transaction request

                                                    PROSPECTUS / AUGUST 31, 2002

6 PURCHASING AND SELLING PORTFOLIO SHARES

to them at an earlier time than is shown above for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.


RECEIVING YOUR SALES PROCEEDS

Normally, if we receive your sell order by 1:30 PM (Eastern time) on any Business Day, we will wire your proceeds on that day. The Fund reserves the right to charge wire fees to investors.


REDEMPTION IN KIND

The  Portfolio  reserves  the right to make  redemptions  "in kind" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE

If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares.

PURCHASE RESTRICTIONS

MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.

OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

TELEPHONE TRANSACTIONS

Purchasing and selling Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Fund has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.


AUGUST 31, 2002 / PROSPECTUS

            DISTRIBUTION OF PORTFOLIO SHARES/DIVIDENDS AND DISTRIBUTIONS/TAXES 7



DISTRIBUTION OF PORTFOLIO SHARES

The Distributor receives no compensation for its distribution of Corporate Class Shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. The Portfolio makes distributions of net short-term capital gains, if any, at least annually. If you own Portfolio shares on the record date for a distribution, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify your financial institution or intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after your notice is received. To cancel your election, simply send written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolio and its shareholders. This summary is based on the current Federal tax law, which may change.

The Portfolio will distribute substantially all of its income and net capital gains, if any. The dividends and other distributions you receive generally will be subject to Federal income taxation, whether or not you reinvest them. Distributions are generally taxable at ordinary income tax rates.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                    PROSPECTUS / AUGUST 31, 2002

8 FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS


The table that follows presents  performance  information  about Corporate Class
Shares of the  Portfolio.  This  information  is intended to help you understand
Corporate Class's financial performance for the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming you reinvested all of your dividends and distributions). This information has been derived from the Portfolio's financial statements, which were audited by KPMG LLP, independent auditors, whose report, along with the Portfolio's financial statements, is included in our Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.

For a Share Outstanding Throughout the Year or Period Ended April 30,


                            Realized                                                                                      Ratio
                               and                                                                         Ratio of Net  of Expenses
       Net Asset            Unrealized  Distribution                                Net Assets,  Ratio of   Investment   to Average
        Value,      Net       Gains      from Net   Distributions  Net Asset          End of    Expenses    Income      Net Assets
       Beginning Investment(Losses) on  Investment     From       Value, End  Total  Period    to Average   to Average  (Excluding
       of Period  Income   Investments  Income     Capital Gains  of Period  Return+  (000)    Net Assets*  Net Assets*   Waivers)*

PRIME CASH MANAGEMENT PORTFOLIO

CORPORATE CLASS

2002     $1.00     0.03          --        (0.03)         --       $1.00      2.74%   $  197      0.24%      3.34%         0.49%
2001(1)   1.00     0.05          --        (0.05)         --        1.00      4.61     5,412      0.24       6.05          0.42


 +  Total Return is for the period indicated and has not been annualized.
 *  Periods of less than one year have been annualized.
(1) Commenced  operations on July 28, 2000.


AUGUST 31, 2002 / PROSPECTUS

                                                [LOGO GRAPHIC OMITTED] ARK FUNDS


MORE INFORMATION ABOUT ARK FUNDS


[MARGIN CALLOUT:

INVESTMENT ADVISOR

ALLIED INVESTMENT ADVISORS, INC.
100 E. Pratt Street
Baltimore, MD 21202

DISTRIBUTOR

ARK FUNDS DISTRIBUTORS, LLC
Two Portland Square
Portland, ME  04101


LEGAL COUNSEL

KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, NW
Washington, DC  20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110 ]

MORE  INFORMATION  ABOUT THE PORTFOLIO IS AVAILABLE  WITHOUT  CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


     These reports list the Portfolio's holdings and contain information from the Portfolio's manager about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolio.


TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL:  Write to us at: ARK FUNDS
                          P.O. Box 8525
                          Boston, MA 02266-8525

FROM OUR WEBSITE:  www.arkfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

[LOGO GRAPHIC OMITTED]

           ARK FUNDS (R)
           100 E. PRATT STREET, 15TH FLOOR Mail Code  104-410
           BALTIMORE, MD 21202

           We are pleased to send you this Prospectus for the Corporate Class of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.















ARK-PS-004-0802                                             [Graphic Omitted]
                                                             RECYCLED
                                                             CONTENT

[LOGO GRAPHIC OMITTED]ARK FUNDS(R) CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.


                     August 31, 2002  CORPORATE II CLASS PROSPECTUS


                                      U.S. TREASURY CASH MANAGEMENT PORTFOLIO

                                       U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

                                        PRIME CASH MANAGEMENT PORTFOLIO














                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

                                                [LOGO GRAPHIC OMITTED] ARK FUNDS

                                  August 31, 2002  CORPORATE II CLASS PROSPECTUS


INTRODUCTION - INFORMATION
COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments.


A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

THE PORTFOLIOS TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THIS GOAL.

HOW TO READ THIS PROSPECTUS

Ark Funds is a mutual fund family that offers shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Corporate II Class Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:


U.S TREASURY CASH MANAGEMENT PORTFOLIO.........................................2
U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO......................................4
PRIME CASH MANAGEMENT PORTFOLIO................................................6
INVESTMENT ADVISOR.............................................................8
PURCHASING, SELLING AND EXCHANGING
  PORTFOLIO SHARES.............................................................9
DISTRIBUTION OF PORTFOLIO SHARES..............................................11
DIVIDENDS AND DISTRIBUTIONS...................................................11
TAXES.........................................................................11
FINANCIAL HIGHLIGHTS..........................................................12
MORE INFORMATION ABOUT ARK FUNDS...............................INSIDE BACK COVER


Investment Advisor:

ALLIED INVESTMENT ADVISORS, INC.

The  Securities  and Exchange  Commission  (SEC) has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.



                                                    PROSPECTUS / August 31, 2002

2 [LOGO GRAPHIC OMITTED] U.S TREASURY CASH MANAGEMENT PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711251


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. TREASURY SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. TREASURY OBLIGATIONS

INVESTOR PROFILE CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Treasury Cash Management Portfolio is a money market fund that seeks its investment goal by investing in U.S. Treasury bills, notes and bonds. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury obligations.1 The Portfolio limits its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate II Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
      2001-  3.57%

                        BEST QUARTER                WORST QUARTER
                            1.23%                        0.56%
                          (3/31/01)                    (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate II Class total return was 0.73%.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.



AUGUST 31, 2002 / PROSPECTUS

                                       U.S. TREASURY CASH MANAGEMENT PORTFOLIO 3


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. 100% U.S. Treasury Average.

CORPORATE II CLASS                                1 YEAR      SINCE INCEPTION

---------------------------------------------- ------------- ------------------
U.S. TREASURY CASH MANAGEMENT PORTFOLIO           3.57%           4.29%*

IMONEYNET, INC. 100% U.S. TREASURY AVERAGE        4.39%           4.27%**

 *    Since July 21, 2000.
**    Since July 31, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                         CORPORATE II CLASS

Investment Advisory Fees                               0.15%
Distribution and Service (12b-1) Fees                  0.25%
Other Expenses                                         0.29%
                                                       ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              0.69%
Fee Waivers and Expense Reimbursements                 0.20%
                                                       ----
TOTAL NET OPERATING EXPENSES                           0.49%*

* The Portfolio's advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.49% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR                3 YEARS           5 YEARS           10 YEARS
------                -------           -------           --------

$50                   $201              $364              $840




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. 100% U.S. TREASURY AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / August 31, 2002

4   [LOGO GRAPHIC OMITTED] U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO


[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711285

INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. GOVERNMENT SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. GOVERNMENT OBLIGATIONS AND REPURCHASE AGREEMENTS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]


PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Cash Management Portfolio is a money market fund that seeks its investment goal by investing in obligations issued by the U.S. government and its agencies and instrumentalities and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. government securities and repurchase agreements backed by such instruments.1

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate II Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
    2001-  3.67%

                                  BEST QUARTER                WORST QUARTER
                                     1.30%                        0.50%
                                   (3/31/01)                    (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate II Class total return was 0.76%.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.



AUGUST 31, 2002 / PROSPECTUS

                                     U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO 5


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. Government Institutions Average.

CORPORATE II CLASS                                   1 YEAR      SINCE INCEPTION
------------------------------------------------- ------------- ----------------
U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO             3.67%            4.65%*

IMONEYNET, INC. GOVERNMENT INSTITUTIONS AVERAGE       4.69%            4.68%**

 *       Since June 1, 2000.
**       Since May 31, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                          CORPORATE II CLASS

Investment Advisory Fees                                 0.15%
Distribution and Service (12b-1) Fees                    0.25%
Other Expenses                                           0.21%
                                                         ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                0.61%
Fee Waivers and Expense Reimbursements                   0.12%
                                                         ----
TOTAL NET OPERATING EXPENSES                             0.49%*

* The Portfolio's advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.49% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR                3 YEARS           5 YEARS           10 YEARS
------                -------           -------           --------

$50                   $183              $328              $751




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. GOVERNMENT INSTITUTIONS AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / AUGUST 31, 2002

6 [LOGO GRAPHIC OMITTED] PRIME CASH MANAGEMENT PORTFOLIO




[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711327

INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM MONEY MARKET INSTRUMENTS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN HIGH-QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET SECURITIES

INVESTOR  PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY

The Prime Cash Management Portfolio is a money market fund that seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate II Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
        2001-  3.67%

                                  BEST QUARTER                WORST QUARTER
                                     1.33%                        0.50%
                                   (3/31/01)                    (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate II Class total return was 0.80%.



AUGUST 31, 2002 / PROSPECTUS

                                              PRIME CASH MANAGEMENT PORTFOLIO  7


This table compares the Portfolio's average annual total returns for the periods
ended  December  31,  2001,  to  those  of  the   iMoneyNet,   Inc.  First  Tier
Institutional Average.

CORPORATE II CLASS                                  1 YEAR       SINCE INCEPTION
------------------------------------------------- ------------- ----------------
PRIME CASH MANAGEMENT PORTFOLIO                      3.67%            4.51%*

IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE     4.91%            4.90%**

 *       Since June 5, 2000.
**       Since May 31, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                   CORPORATE II CLASS

Investment Advisory Fees                               0.15%
Distribution and Service (12b-1) Fees                  0.25%
Other Expenses                                         0.34%
                                                       ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              0.74%
Fee Waivers and Expense Reimbursements                 0.25%
                                                       ----
TOTAL NET OPERATING EXPENSES                           0.49%*

* The Portfolio's advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.49% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR                3 YEARS           5 YEARS           10 YEARS
------                -------           -------           --------

$50                   $211              $387              $895


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / AUGUST 31, 2002

8 INVESTMENT ADVISOR


INVESTMENT ADVISOR

The Portfolios' Advisor makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs.

The Board of Trustees of ARK Funds supervises the Advisor and establishes policies that the Advisor must follow in its management activities.

Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst) serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management.

For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:


U.S. TREASURY CASH MANAGEMENT PORTFOLIO           0%

U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO      0.09%

PRIME CASH MANAGEMENT PORTFOLIO                   0%

AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.


PORTFOLIO MANAGER


JAMES M. HANNAN is manager of each Portfolio and other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the Fixed Income Group, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.




AUGUST 31, 2002 / PROSPECTUS

                          PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 9


PURCHASING,  SELLING, AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem"), or exchange shares of the Portfolios.

WHO CAN PURCHASE PORTFOLIO SHARES?

Corporate II Class Shares are for authorized institutions investing for their own or their customers' accounts.

There are two ways to invest in the Portfolios:

o        Directly with ARK Funds

o        Through a financial intermediary


DIRECTLY WITH ARK FUNDS


MINIMUM INVESTMENTS


   OPENING A NEW ACCOUNT:     $10,000,000
   MINIMUM BALANCE:      $1,000,000 in any one Portfolio
   ADDITIONAL PURCHASES:      any amount

                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA  02266-8525

PURCHASE: Obtain a new account application by calling 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate II Class Customer Service Representative. Complete the application and mail to ARK Funds.

Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609>
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)

SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information.

EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased.

ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. A PORTFOLIO CANNOT ACCEPT CHECKS, STARTER CHECKS, THIRD-PARTY CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).

                                  BY PHONE:
Call 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate II Class Customer Service Representative.

The redemption price is based on the next calculation of NAV after your order is received. You may not close your account by telephone.


PROSPECTUS 12
THROUGH A FINANCIAL INTERMEDIARY


Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. Investors may be charged a fee for transactions effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.


GENERAL INFORMATION

You may purchase, sell, or exchange shares on any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the Portfolios will advance the time on any such day by which orders must be received.


A Portfolio or ARK Funds Distributors, LLC (the "Distributor") may reject any purchase or exchange order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.


The price per share (offering price) will be the net asset value (NAV) per share next determined after a Portfolio receives your purchase order. We expect that the NAV of the Portfolios will remain constant at $1.00 per share.

NAV for one Portfolio share is the value of that share's portion of all the net assets in the Portfolio. In calculating NAV for the Portfolios, we generally value a Portfolio's investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Portfolio may value its securities at their market prices; or fair value prices may be determined using methods approved by the Board of Trustees.


The Portfolios calculate their NAV at certain times each Business Day. The following table shows at what times the Portfolios calculate their NAV, and generally by what time your purchase order and Federal funds (readily available funds) must be received and accepted for you to be eligible to receive dividends declared on the day you submit your purchase. For U.S. Treasury Cash Management Portfolio, orders received and accepted after 12:00 PM Eastern time will begin earning dividends on the next Business Day.

                                                    PROSPECTUS / AUGUST 31, 2002

10 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES





                                                                YOUR ORDER AND
                                      NAV CALCULATED       FUNDS RECEIVED BEFORE
PORTFOLIO                              (EASTERN TIME)          (EASTERN TIME)

U.S. Treasury                        12:00 PM and 4:00 PM            12:00 PM
Cash Management

U.S. Government                            5:00 PM                   5:00 PM
Cash Management

Prime Cash Management                      5:00 PM                   5:00 PM


If you purchase, sell, or exchange Portfolio shares through a financial intermediary, you may have to submit your transaction request to them at an earlier time than is shown in the table above for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.

RECEIVING YOUR SALES PROCEEDS

Normally, if we receive your sell order by the following times on any Business Day, we will wire your proceeds on that day. The Fund reserves the right to charge wire fees to investors.

       o  U.S. Treasury Cash Management Portfolio
                                    12:00 PM Eastern time

       o  U.S. Government Cash Management Portfolio
                                     1:30 PM Eastern time

       o  Prime Cash Management Portfolio
                                     1:30 PM Eastern time


REDEMPTION IN KIND

Each Portfolio reserves the right to make redemptions "in kind"--payment of redemption proceeds in portfolio securities rather than cash--if the Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE

If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares.

INFORMATION ABOUT EXCHANGING SHARES

You may exchange your shares of a Portfolio for the same class of shares of another Portfolio. When you exchange shares, you are really selling your shares and buying the other Portfolio's shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Exchanges have the same tax consequences as sales and purchases. The Fund reserves the right to modify or suspend this exchange privilege. An exchange between classes of a Portfolio is generally not permitted.

PURCHASE AND EXCHANGE RESTRICTIONS


MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and the time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.

OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.


TELEPHONE TRANSACTIONS

Purchasing, selling, and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Fund has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.



AUGUST 31, 2002 / PROSPECTUS

           DISTRIBUTION OF PORTFOLIO SHARES/DIVIDENDS AND DISTRIBUTIONS/TAXES 11



DISTRIBUTION OF PORTFOLIO SHARES

The Fund has adopted a distribution and service (12b-1) plan for Corporate II Class Shares of each Portfolio. The plan allows each Portfolio to pay for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Corporate II Class distribution and service fees, as a percentage of average daily net assets of the class, paid by each Portfolio for the fiscal year ended April 30, 2002 were 0.25%.


DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Each Portfolio makes distributions of net short-term capital gains, if any, at least annually. If you own Portfolio shares on the record date for a distribution, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify your financial institution or intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after your notice is received. To cancel your election, simply send written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolios and their shareholders. This summary is based on the current Federal tax law, which may change.


Each Portfolio will distribute substantially all of its income and net capital gains, if any. The dividends and other distributions you receive generally will be subject to Federal income taxation, whether or not you reinvest them. Distributions are generally taxable at ordinary income tax rates.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                    PROSPECTUS / AUGUST 31, 2002

12 FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Corporate II Class Shares of the Portfolios. This information is intended to help you understand Corporate II Class's financial performance for the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). This information has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in our Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.


For a Share Outstanding Throughout the Year or Period Ended April 30,

                                   Realized                                                                  Ratio of        Ratio
                                    and                                                    Net                 Net       of Expenses
             Net                 Unrealized  Distribution Distributions                  Assets,  Ratio of   Investment   to Average
        Asset  Value,    Net        Gains      From Net      from     Net Asset          End of   Expenses    Income     Net Assets
         Beginning    Investment (Losses) on   Investment   Capital   Value, End  Total  Period  to Average   to Average  (Excluding
         of Period    Income     Investments     Income       Gains   of Period  Return+ (000)   Net Assets*  Net Assets*  Waivers)*

U.S. TREASURY CASH MANAGEMENT PORTFOLIO

CORPORATE II CLASS

2002         $1.00      0.02         --         (0.02)         --       $1.00     2.46%   $41,686    0.49%      2.37%         0.69%
2001(1)       1.00      0.04         --         (0.04)         --        1.00     4.22     25,492    0.49       4.90          0.61

U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

CORPORATE II CLASS

2002              $1.00      0.02        --     (0.02)         --       $1.00     2.50%  $704,950    0.49%      2.39%         0.60%
2001(2)            1.00      0.05        --     (0.05)         --        1.00     5.39    536,662    0.49       5.63          0.63

Prime Cash Management Portfolio

Corporate II Class

2002             $1.00      0.02         --     (0.02)         --       $1.00     2.48%   $38,465    0.49%      2.19%         0.74%
2001(3)           1.00      0.05         --     (0.05)         --        1.00     5.14     11,764    0.49       4.89          0.71



 +  Total  Return  is for the  period  indicated  and has not been  annualized.
 *  Periods of less than one year have been annualized.
(1) Commenced operations on July 21, 2000.
(2) Commenced operations on June 1, 2000.
(3) Commenced operations on June 5, 2000.



AUGUST 31, 2002 / PROSPECTUS

                                      NOTES

                                              [LOGO GRAPHIC OMITTED]ARK FUNDS(R)


MORE INFORMATION ABOUT ARK FUNDS

[MARGIN CALLOUT:

INVESTMENT ADVISOR

ALLIED INVESTMENT ADVISORS, INC.
100 E. Pratt Street
Baltimore, MD 21202

DISTRIBUTOR


ARK FUNDS DISTRIBUTORS, LLC
Two Portland Square
Portland, ME  04101

LEGAL COUNSEL

KIRKPATRICK & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC  20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110 ]


MORE  INFORMATION  ABOUT THE PORTFOLIOS IS AVAILABLE  WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list each Portfolio's holdings and contain information from the Portfolio's manager about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL: Write to us at: ARK FUNDS
                         P.O. Box 8525
                         Boston, MA 02266-8525

FROM OUR WEBSITE:  www.arkfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

[LOGO GRAPHIC OMITTED] ARK FUNDS (R)
            100 E. PRATT STREET, 15TH FLOOR Mail Code  104-410
            BALTIMORE, MD 21202

            We are pleased to send you this Prospectus for the Corporate II Class of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.







ARK-PS-005-0802                                            [Graphic Omitted]
                                                               RECYCLED
                                                               CONTENT

[LOGO GRAPHIC OMITTED] ARK FUNDS CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.

            AUGUST 31, 2002        CORPORATE III CLASS PROSPECTUS


                                    U.S. TREASURY CASH MANAGEMENT PORTFOLIO

                                     U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

                                       PRIME CASH MANAGEMENT PORTFOLIO

                                         TAX-FREE CASH MANAGEMENT PORTFOLIO












                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

[LOGO GRAPHIC OMITTED] ARK FUNDS

                              AUGUST 31, 2002    CORPORATE III CLASS PROSPECTUS



INTRODUCTION - INFORMATION COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments.


A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

THE PORTFOLIOS TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THIS GOAL.


HOW TO READ THIS PROSPECTUS

Ark Funds is a mutual fund family that offers shares in separate investment portfolios (Portfolios). The portfolios have individual investment goals and strategies. this prospectus gives you important information about the Corporate III Class Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

CONTENTS


U.S. TREASURY CASH MANAGEMENT PORTFOLIO........................................2
U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO......................................4
PRIME CASH MANAGEMENT PORTFOLIO................................................6
TAX-FREE CASH MANAGEMENT PORTFOLIO.............................................8
INVESTMENT ADVISOR............................................................10
PURCHASING, SELLING, AND EXCHANGING
  PORTFOLIO SHARES............................................................11
DISTRIBUTION OF PORTFOLIO SHARES..............................................13
DIVIDENDS AND DISTRIBUTIONS...................................................13
TAXES.........................................................................13
FINANCIAL HIGHLIGHTS..........................................................14
MORE INFORMATION ABOUT ARK FUNDS...............................INSIDE BACK COVER

INVESTMENT ADVISOR:
ALLIED INVESTMENT ADVISORS, INC.


The  Securities  and Exchange  Commission  (SEC) has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.



                                                    PROSPECTUS / August 31, 2002

2 [LOGO GRAPHIC OMITTED] U.S. TREASURY CASH MANAGEMENT PORTFOLIO



[MARGIN CALLOUT:
PORTFOLIO SUMMARY

CUSIP:  040711269

INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. TREASURY SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. TREASURY OBLIGATIONS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]


PRINCIPAL INVESTMENT STRATEGY


The U.S. Treasury Cash Management Portfolio is a money market fund that seeks its investment goal by investing in U.S. Treasury bills, notes and bonds. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury obligations.1 The Portfolio limits its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate III Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
  2001.....3.87%

                           BEST QUARTER          WORST QUARTER
                               1.60%                  0.52%
                              (3/31/01)            (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate III Class total return was 0.66%.




--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                       U.S. TREASURY CASH MANAGEMENT PORTFOLIO 3




This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of iMoneyNet, Inc. 100% U.S. Treasury Average.


  ------------------------------- -------------------- ------------------------
  CORPORATE III CLASS             1 YEAR               SINCE INCEPTION
  ------------------------------- -------------------- ------------------------
  U.S. TREASURY CASH MANAGEMENT   3.87%                4.54%*
  PORTFOLIO
  ------------------------------- -------------------- ------------------------
  IMONEYNET, INC. 100% U.S.
  TREASURY AVERAGE                4.39%                4.11%**
  ------------------------------- -------------------- ------------------------
 *  Since October 6, 2000.
**  Since September 30, 2000.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                 CORPORATE III CLASS

Investment Advisory Fees                                       0.15%
Distribution and Service (12b-1) Fees                          0.40%
Other Expenses                                                 0.29%
                                                               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.84%
Fee Waivers and Expense Reimbursements                         0.20%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   0.64%*

* The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.64% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR       3 YEARS       5 YEARS      10 YEARS
------       -------       -------      --------

$65          $248          $446         $1,019



--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. 100% U.S. TREASURY AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.




                                                    PROSPECTUS / August 31, 2002

4 [LOGO GRAPHIC OMITTED] U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO


[MARGIN CALLOUT:
PORTFOLIO
SUMMARY

CUSIP:  040711293

INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. GOVERNMENT SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. GOVERNMENT OBLIGATIONS AND REPURCHASE AGREEMENTS

INVESTOR PROFILE CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Cash Management Portfolio is a money market fund that seeks its investment goal by investing in obligations issued by the U.S. government and its agencies and instrumentalities and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. government securities and repurchase agreements backed by such instruments.1 In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate III Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
   2001-   3.51%

                           BEST QUARTER          WORST QUARTER
                              1.26%                  0.46%
                            (3/31/01)              (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate III Class total return was 0.69%.




--------------------------------------------------------------------------------
1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.


August 31, 2002 / PROSPECTUS

                                     U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO 5


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of iMoneyNet, Inc. Government Institutions Average.

  ------------------------------- -------------------- ------------------------
  CORPORATE III CLASS             1 YEAR               SINCE INCEPTION
  ------------------------------- -------------------- ------------------------
  U.S. GOVERNMENT CASH
  MANAGEMENT PORTFOLIO            3.51%                4.48%*
  ------------------------------- -------------------- ------------------------
  IMONEYNET, INC. GOVERNMENT      4.69%                4.68%**
  INSTITUTIONS AVERAGE
  ------------------------------- -------------------- ------------------------

 * Since June 6, 2000.
** Since May 31, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                         CORPORATE III CLASS

Investment Advisory Fees                                       0.15%
Distribution and Service (12b-1) Fees                          0.40%
Other Expenses                                                 0.21%
                                                               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.76%
Fee Waivers and Expense Reimbursements                         0.12%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   0.64%*

* The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.64% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR       3 YEARS       5 YEARS      10 YEARS
------       -------       -------      --------

$65          $231          $411         $931



--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. GOVERNMENT INSTITUTIONS AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / August 31, 2002

6 [LOGO GRAPHIC OMITTED] PRIME CASH MANAGEMENT PORTFOLIO

[MARGIN CALLOUT:
PORTFOLIO SUMMARY

CUSIP:  040711335


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM MONEY MARKET INSTRUMENTS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN HIGH-QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY

The Prime Cash Management Portfolio is a money market fund that seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Corporate III Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
   2001-  3.52%

                      BEST QUARTER         WORST QUARTER
                         1.29%                 0.46%
                       (3/31/01)            (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate III Class total return was 0.73%.


August 31, 2002 / PROSPECTUS

                                               PRIME CASH MANAGEMENT PORTFOLIO 7




This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of iMoneyNet, Inc. First Tier Institutional Average.


  ------------------------------ -------------------- -------------------------
  CORPORATE III CLASS            1 YEAR               SINCE INCEPTION
  ------------------------------ -------------------- -------------------------
  PRIME CASH MANAGEMENT
   PORTFOLIO                     3.52%                4.24%*
  ------------------------------ -------------------- -------------------------
  IMONEYNET, INC. FIRST TIER     4.91%                4.75%**
  INSTITUTIONAL AVERAGE
  ------------------------------ -------------------- -------------------------

  * Since August 16, 2000.
 ** Since July 31, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               CORPORATE III CLASS

Investment Advisory Fees                                       0.15%
Distribution and Service (12b-1) Fees                          0.40%
Other Expenses                                                 0.34%
                                                               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.89%
Fee Waivers and Expense Reimbursements                         0.25%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   0.64%*


* The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.64% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR       3 YEARS       5 YEARS      10 YEARS
------       -------       -------      --------


$65          $259          $469         $1,073



-------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.


                                                    PROSPECTUS / August 31, 2002

8 [LOGO GRAPHIC OMITTED] TAX-FREE CASH MANAGEMENT PORTFOLIO



[MARGIN CALLOUT:
PORTFOLIO SUMMARY

CUSIP:  040711368


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM, HIGH-QUALITY MUNICIPAL MONEY MARKET OBLIGATIONS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN TAX-EXEMPT U.S. DOLLAR-DENOMINATED MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING TAX-EXEMPT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The Tax-Free Cash Management Portfolio is a money market fund that seeks its investment goal by investing its assets in a broad range of high quality, short-term municipal money market instruments that pay interest that is exempt from Federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Portfolio is well diversified among issuers and comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality. The Portfolio maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax).

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow give some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad measure of market performance. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.



August 31, 2002 / PROSPECTUS

                                            TAX-FREE CASH MANAGEMENT PORTFOLIO 9



This bar chart shows the performance of the Portfolio's Corporate III Class Shares for one calendar year.

[EDGAR REPRESENTATION OF BAR CHART:
  2001-   2.07%
                           BEST QUARTER               WORST QUARTER
                               0.66%                      0.31%
                            (6/30/01)                   (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Corporate III Class total return was 0.45%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of iMoneyNet, Inc. Tax-Free Institutional Average.



------------------------------ -------------------- -------------------------
CORPORATE III CLASS            1 YEAR               SINCE INCEPTION
------------------------------ -------------------- -------------------------
TAX-FREE CASH
MANAGEMENT PORTFOLIO           2.07%                2.62%*
------------------------------ -------------------- -------------------------
IMONEYNET, INC. TAX-FREE       3.00%                2.92%**
INSTITUTIONAL AVERAGE
------------------------------ -------------------- -------------------------

  * Since June 23, 2000.
 ** Since June 30, 2000.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                        CORPORATE III CLASS


Investment Advisory Fees                                       0.15%
Distribution and Service (12b-1) Fees                          0.40%
Other Expenses                                                 0.25%
                                                               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.80%
Fee Waivers and Expense Reimbursements                         0.16%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   0.64%*


* The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.64% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

1 YEAR       3 YEARS       5 YEARS      10 YEARS
------       -------       -------      --------


$65          $239          $428         $975






--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. TAX-FREE INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / August 31, 2002

10 INVESTMENT ADVISOR




INVESTMENT ADVISOR

The Portfolios' Advisor makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs.

The Board of Trustees of ARK Funds supervises the Advisor and establishes policies that the Advisor must follow in its management activities.

Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst) serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management.

For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:

U.S. TREASURY CASH MANAGEMENT PORTFOLIO                 0%

U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO            0.09%

PRIME CASH MANAGEMENT PORTFOLIO                         0%

TAX-FREE CASH MANAGEMENT PORTFOLIO                   0.05%


AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.



PORTFOLIO MANAGER


JAMES M. HANNAN is manager of each Portfolio and other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the Fixed Income Group, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.




August 31 2002, / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 11



PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem"), or exchange shares of the Portfolios.

WHO CAN BUY PORTFOLIO SHARES

Corporate III Class Shares are for authorized institutions investing for their own or their customers' accounts.


There are two ways to invest in the Portfolios:

o    Directly with ARK Funds

o    Through a financial intermediary


DIRECTLY WITH ARK FUNDS

MINIMUM INVESTMENTS


OPENING A NEW ACCOUNT:    $10,000,000

MINIMUM BALANCE:     $1,000,000 in any one Portfolio

ADDITIONAL PURCHASES:    any amount


                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA  02266-8525


PURCHASE: Obtain a new account application by calling 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate III Class Customer Service Representative. Complete the application and mail to ARK Funds.


Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)

SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information.

EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased.

ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. A PORTFOLIO CANNOT ACCEPT CHECKS, STARTER CHECKS, THIRD-PARTY CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).


                                  BY PHONE:

Call 1-800-ARK-FUND (1-800-275-3863), choose Option 4, and ask to speak with a Corporate III Class Customer Service Representative. The redemption price is based on the next calculation of NAV after your order is received. You may not close your account by telephone.


THROUGH A FINANCIAL INTERMEDIARY


Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. Investors may be charged a fee for transactions effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.


GENERAL INFORMATION

You may purchase, sell, or exchange shares on any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the Portfolios will advance the time on any such day by which orders must be received.

A Portfolio or ARK Funds Distributors, LLC (the "Distributor") may reject any purchase or exchange order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.


The price per share (offering price) will be the net asset value (NAV) per share next determined after a Portfolio receives your purchase order. We expect that the NAV of the Portfolios will remain constant at $1.00 per share.

NAV for one Portfolio share is the value of that share's portion of all the net assets in the Portfolio. In calculating NAV for the Portfolios, we generally value a Portfolio's investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Portfolio may value its securities at their market prices; or fair value prices may be determined using methods approved by the Board of Trustees.

The Portfolios calculate their NAV at certain times each Business Day. The following table shows at what times the Portfolios calculate their NAV, and generally by what time your purchase order and Federal funds (readily available funds) must be received and accepted for you to be eligible to receive dividends declared on the day you submit your purchase. For U.S. Treasury Cash Management and Tax-Free Cash Management Portfolios, orders received and accepted after 12:00 PM Eastern time will begin earning dividends on the next Business Day.



                                                    PROSPECTUS / August 31, 2002

12  PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES




PORTFOLIO                            NAV CALCULATED            YOUR ORDER AND
                                     (EASTERN TIME)        FUNDS RECEIVED BEFORE
                                                               (EASTERN TIME)

U.S. Treasury                     12:00 PM and 4:00 PM            12:00 PM
   Cash Management

U.S. Government                         5:00 PM                   5:00 PM
   Cash Management

Prime Cash Management                   5:00 PM                   5:00 PM

Tax-Free Cash Management          12:00 PM and 4:00 PM           12:00 PM


If you purchase, sell, or exchange Portfolio shares through a financial intermediary, you may have to submit your transaction request to them at an earlier time than is shown in the table above for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.

RECEIVING YOUR SALES PROCEEDS

Normally, if we receive your sell order by the following times on any Business Day, we will wire your proceeds on that day. The Fund reserves the right to charge wire fees to investors.

        o  U.S. Treasury Cash Management Portfolio
                                       12:00 PM Eastern time

        o  Tax-Free Cash Management Portfolio
                                       12:00 PM Eastern time

        o  Prime Cash Management Portfolio
                                        1:30 PM Eastern time

        o  U.S. Government Cash Management Portfolio
                                        1:30 PM Eastern time

REDEMPTION IN KIND


Each  Portfolio  reserves the right to make  redemptions  "in kind" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE

If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares.

INFORMATION ABOUT EXCHANGING SHARES

You may exchange your shares of a Portfolio for the same class of shares of another Portfolio. When you exchange shares, you are really selling your shares and buying the other Portfolio's shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Exchanges have the same tax consequences as sales and purchases. The Fund reserves the right to modify or suspend this exchange privilege. An exchange between classes of a Portfolio is generally not permitted.

PURCHASE AND EXCHANGE RESTRICTIONS


MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and the time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.

OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.


TELEPHONE TRANSACTIONS

Purchasing, selling, and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Fund has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.



August 31, 2002 / PROSPECTUS

              DISTRIBUTION OF PORTFOLIO SHARES/DIVIDENDS AND DISTRIBUTIONS/TAXES



DISTRIBUTION OF PORTFOLIO SHARES

The Fund has adopted a distribution and service (12b-1) plan for Corporate III Class Shares of each Portfolio. The plan allows each Portfolio to pay for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Corporate III Class distribution and service fees, as a percentage of average daily net assets of the class, paid by each Portfolio for the fiscal year ended April 30, 2002 were 0.40%.


DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Each Portfolio makes distributions of net short-term capital gains, if any, at least annually. If you own Portfolio shares on the record date for a distribution, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify your financial institution or intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after your notice is received. To cancel your election, simply send written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolios and their shareholders. This summary is based on the current Federal tax law, which may change.


Each Portfolio will distribute substantially all of its income and net capital gains, if any. The dividends and other distributions you receive (other than from the Tax-Free Cash Management Portfolio) generally will be subject to Federal income taxation, whether or not you reinvest them. Distributions are generally taxable at ordinary income tax rates.

The Tax-Free Cash Management Portfolio intends to distribute Federally tax-exempt dividends. Dividends exempt from Federal income tax may be subject to state and local income taxes. Any net short-term capital gains distributed by the Portfolio will be taxable as ordinary income.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                    PROSPECTUS / August 31, 2002

14 FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Corporate III Class Shares of the Portfolios. This information is intended to help you understand Corporate III Class's financial performance for the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). This information has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in our Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.


For a Share Outstanding Throughout the Year or Period Ended April 30,


                                Realized
                                  and                                                                       Ratio of      Ratio of
                               Unrealized Distributions                                  Net                   Net       Expenses
       Net Asset                 Gains      from Net    Distributions                   Assets,  Ratio of   Investment   to Average
         Value,      Net       (Losses)    Investment       from     Net Asset         End of    Expenses    Income to   Net Assets
       Beginning  Investment      on         Income       Capital   Value, End  Total  Period   to Average   Average     (Excluding
       of Period    Income     Investments                 Gains     of Period Return+ (000)    Net Assets* Net Assets*   Waivers)*

U.S. TREASURY CASH MANAGEMENT PORTFOLIO

CORPORATE III CLASS

2002      $1.00      0.02        ___        (0.02)         ___         $1.00    2.38%   $ 444++      0.64%     1.67%       0.84%
2001(1)    1.00      0.04        ___        (0.04)         ___          1.00    3.63       --        0.64      5.90        0.79


U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

CORPORATE III CLASS

2002      $1.00     0.02         ___        (0.02)         ___         $1.00    2.35%   $5,200       0.64%     2.33%       0.75%
2001(2)    1.00     0.05         ___        (0.05)         ___          1.00    5.16     3,095       0.64      5.60        0.78


PRIME CASH MANAGEMENT PORTFOLIO

CORPORATE III CLASS

2002      $1.00     0.02         ___        (0.02)         ___         $1.00    2.33%   $8,735       0.64%     2.27%       0.89%
2001(3)    1.00     0.04         ___        (0.04)         ___          1.00    3.97     7,492       0.64      5.79        0.82


TAX-FREE CASH MANAGEMENT PORTFOLIO

CORPORATE III CLASS

2002      $1.00     0.01         ___        (0.01)         ___         $1.00    1.47%  $14,420       0.64%     1.57%       0.80%
2001(4)    1.00     0.03         ___        (0.03)         ___          1.00    2.82    32,662       0.64      3.26        0.81


 + Total Return is for the period indicated and has not been annualized. ++ Amount rounds to less than one thousand.
 *  Periods of less than one year have been annualized.
(1)      Commenced operations on October 6, 2000.
(2)      Commenced operations on June 6, 2000.
(3)      Commenced operations on August 16, 2000.
(4)      Commenced operations on June 23, 2000.



August 31, 2002 / PROSPECTUS

                                      NOTES

                                            [LOGO GRAPHIC OMITTED] ARK FUNDS

[MARGIN CALLOUT:

MORE INFORMATION ABOUT ARK FUNDS


INVESTMENT ADVISOR

ALLIED INVESTMENT ADVISORS, INC.
100 E. Pratt Street
Baltimore, MD 21202

DISTRIBUTOR

ARK FUNDS DISTRIBUTORS, LLC
Two Portland Square
Portland, ME  04101

LEGAL COUNSEL

KIRKPATRICK & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC  20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110 ]

MORE  INFORMATION  ABOUT THE PORTFOLIOS IS AVAILABLE  WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's manager about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL: Write to us at: ARK FUNDS
                         P.O. Box 8525
                         Boston, MA 02266-8525

FROM OUR WEBSITE:  www.arkfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

[LOGO GRAPHIC OMITTED] ARK FUNDS (R)
                       100 E. PRATT STREET, 15TH FLOOR | Mail Code 104-410 BALTIMORE, MD 21202

                    We are pleased to send you this Prospectus for the Corporate III Class of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.



















ARK-PS-006-0802                                               [Graphic Omitted]
                                                                RECYCLED
                                                                CONTENT

[LOGO GRAPHIC OMITTED]ARK FUNDS(R) CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.


        AUGUST 31, 2002   INSTITUTIONAL CLASS PROSPECTUS


                          U.S. TREASURY MONEY MARKET PORTFOLIO
                           U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                            MONEY MARKET PORTFOLIO
                             TAX-FREE MONEY MARKET PORTFOLIO
                              PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
                               SHORT-TERM TREASURY PORTFOLIO
                                SHORT-TERM BOND PORTFOLIO
                                 MARYLAND TAX-FREE PORTFOLIO
                                  PENNSYLVANIA TAX-FREE PORTFOLIO
                                   INTERMEDIATE FIXED INCOME PORTFOLIO
                                    U.S. GOVERNMENT BOND PORTFOLIO
                                     INCOME PORTFOLIO
                                      BALANCED PORTFOLIO
                                       EQUITY INCOME PORTFOLIO
                                        VALUE EQUITY PORTFOLIO
                                         EQUITY INDEX PORTFOLIO
                                          BLUE CHIP EQUITY PORTFOLIO
                                           CAPITAL GROWTH PORTFOLIO
                                            MID-CAP EQUITY PORTFOLIO
                                             SMALL-CAP EQUITY PORTFOLIO
                                              INTERNATIONAL EQUITY PORTFOLIO
                                               EMERGING MARKETS EQUITY PORTFOLIO






                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

                                [LOGO GRAPHIC OMITTED]ARK FUNDS

                                AUGUST 31, 2002   INSTITUTIONAL CLASS PROSPECTUS



INTRODUCTION - INFORMATION
COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments.


The value of your investment in a Portfolio (other than a money market fund Portfolio) is based on the market value of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

THE U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO AND PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THIS GOAL.


HOW TO READ THIS PROSPECTUS

ARK Funds is a mutual fund family that offers Institutional Class Shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Class Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:


CONTENTS

     U.S. TREASURY MONEY MARKET PORTFOLIO...................................4
     U.S. GOVERNMENT MONEY MARKET PORTFOLIO.................................7
     MONEY MARKET PORTFOLIO................................................11
     TAX-FREE MONEY MARKET PORTFOLIO.......................................14
     PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO..........................17
     SHORT-TERM TREASURY PORTFOLIO.........................................21
     SHORT-TERM BOND PORTFOLIO.............................................26
     MARYLAND TAX-FREE PORTFOLIO...........................................30
     PENNSYLVANIA TAX-FREE PORTFOLIO.......................................34
     INTERMEDIATE FIXED INCOME PORTFOLIO...................................38
     U.S. GOVERNMENT BOND PORTFOLIO........................................42
     INCOME PORTFOLIO......................................................46
     BALANCED PORTFOLIO....................................................50
     EQUITY INCOME PORTFOLIO...............................................54
     VALUE EQUITY PORTFOLIO................................................58
     EQUITY INDEX PORTFOLIO................................................62
     BLUE CHIP EQUITY PORTFOLIO............................................66
     CAPITAL GROWTH PORTFOLIO..............................................70
     MID-CAP EQUITY PORTFOLIO..............................................74
     SMALL-CAP EQUITY PORTFOLIO............................................79
     INTERNATIONAL EQUITY PORTFOLIO........................................83
     EMERGING MARKETS EQUITY PORTFOLIO.....................................87
     ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK...........................91
     EACH PORTFOLIO'S OTHER INVESTMENTS....................................95
     INVESTMENT ADVISOR....................................................95
     PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES..................98
     DISTRIBUTION OF PORTFOLIO SHARES.....................................103
     DIVIDENDS AND DISTRIBUTIONS..........................................104
     TAXES................................................................104
     FINANCIAL HIGHLIGHTS.................................................106
     MORE INFORMATION ABOUT ARK FUNDS........................INSIDE BACK COVER


Investment Advisor:
ALLIED INVESTMENT ADVISORS, INC.

The  Securities  and Exchange  Commission  (SEC) has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.


                                                    PROSPECTUS / August 31, 2002

2 [LOGO GRAPHIC OMITTED] U.S. TREASURY MONEY MARKET PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711707
SYMBOL:  AKTXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. TREASURY SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN U.S. TREASURY OBLIGATIONS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Treasury Money Market Portfolio seeks its investment goal by investing in U.S. Treasury bills, notes and bonds. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury obligations.1 The Portfolio limits its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
           1994 -     3.75%
           1995 -     5.48%
           1996 -     5.00%
           1997 -     5.09%
           1998 -     4.82%
           1999 -     4.41%
           2000 -     5.61%
           2001 -     3.79%
                                  BEST QUARTER          WORST QUARTER
                                     1.45%                  0.58%
                                   (12/31/00)             (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 0.74%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                          U.S. TREASURY MONEY MARKET PORTFOLIO 3



This table compares the portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. 100% U.S. Treasury Average.


INSTITUTIONAL CLASS               1 YEAR          5 YEAR        SINCE INCEPTION
------------------------------ ------------- ------------------ ----------------

U.S. TREASURY MONEY
MARKET PORTFOLIO                   3.79%           4.74%             4.61%*

IMONEYNET, INC. 100%
U.S. TREASURY AVERAGE              4.39%           4.46%             4.36%**

 *       Since June 14, 1993.
**       Since May 31, 1993.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                        INSTITUTIONAL CLASS
--------------------------------------------------------- ---------------------
     Investment Advisory Fees                                   0.25%
     Distribution and Service (12b-1) Fees                      None
     Other Expenses                                             0.34% (1)
                                                                -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.59%
     Fee Waivers and Expense Reimbursements                     0.09%
                                                                -----
TOTAL NET OPERATING EXPENSES                                  0.50% (2)
--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.08%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.50% until August 31, 2003.



For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


       1 YEAR             3 YEARS             5 YEARS           10 YEARS

         $51                $180                $320               $729


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. 100% U.S. TREASURY AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / August 31, 2002

4 [Logo Graphic Omitted] U.S. GOVERNMENT MONEY MARKET PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711608
SYMBOL:  AKGXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. GOVERNMENT SECURITIES

SHARE PRICE VOLATILITY
 VERY LOW

PRINCIPAL INVESTMENT STRATEGY
 INVESTING IN U.S. GOVERNMENT OBLIGATIONS AND REPURCHASE AGREEMENTS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Money Market Portfolio seeks its investment goal by investing in obligations issued by the U.S. government and its agencies and instrumentalities and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. government securities and repurchase agreements backed by such instruments.1

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
          1994 -       4.13%
          1995 -       5.83%
          1996 -       5.24%
          1997 -       5.39%
          1998 -       5.22%
          1999 -       4.84%
          2000 -       6.10%
          2001 -       3.81%


                                  BEST QUARTER                WORST QUARTER
                                     1.58%                        0.54%
                                   (12/31/00)                   (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 0.81%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.

This table compares the portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. Government Institutions Average.


INSTITUTIONAL CLASS                 1 YEAR      5 YEAR      SINCE INCEPTION
--------------------------------- ----------- ------------ -------------------

U.S. GOVERNMENT MONEY
MARKET PORTFOLIO
                                    3.81%        5.07%           4.93%*
IMONEYNET, INC.
GOVERNMENT INSTITUTIONS
AVERAGE                             4.69%        4.83%           4.75%**


 *       Since June 14, 1993.
**       Since May 31, 1993.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                  INSTITUTIONAL CLASS
--------------------------------------------------------  ----------------------

     Investment Advisory Fees                                   0.25%
     Distribution and Service (12b-1) Fees                      None
     Other Expenses                                             0.35%(1)
                                                              --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.60%
     Fee Waivers and Expense Reimbursements                     0.17%
                                                              --------
TOTAL NET OPERATING EXPENSES                                    0.43%(2)
--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.08%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.43% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


          1 YEAR         3 YEARS          5 YEARS         10 YEARS

           $44            $175              $318             $734



--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. GOVERNMENT INSTITUTIONS AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



                                                    PROSPECTUS / August 31, 2002

6 [Logo Graphic Omitted] MONEY MARKET PORTFOLIO


[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711400
SYMBOL:  AKMXX



INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND
SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM MONEY MARKET INSTRUMENTS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN HIGH-QUALITY U.S. DOLLAR-DENOMINATED MONEYMARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH ALOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY

The Money Market Portfolio seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
        1994 -      4.26%
        1995 -      5.97%
        1996 -      5.37%
        1997 -      5.53%
        1998 -      5.38%
        1999 -      5.05%
        2000 -      6.25%
        2001 -      4.01%


                                  BEST QUARTER                WORST QUARTER

                                     1.61%                        0.57%
                                   (12/31/00)                   (12/31/01)  ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 0.88%.



August 31, 2002 / PROSPECTUS

                                                        MONEY MARKET PORTFOLIO 7



This table compares the portfolio's average annual total returns for the periods
ended  December  31,  2001,  to  those  of  the   iMoneyNet,   Inc.  First  Tier
Institutional Average.


INSTITUTIONAL CLASS               1 YEAR            5 YEAR      SINCE INCEPTION
------------------------------ -------------- ---------------- -----------------

MONEY MARKET PORTFOLIO             4.01%            5.24%              5.09%*

IMONEYNET, INC.
FIRST TIER INSTITUTIONAL
AVERAGE                            4.91%            5.04%              4.94%**


 *       Since June 14, 1993.
**       Since May 31, 1993.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                            INSTITUTIONAL CLASS
-------------------------------------------------------- -----------------------

     Investment Advisory Fees                                0.25%
     Distribution and Service (12b-1) Fees                   None
     Other Expenses                                          0.35%(1)
                                                           --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    0.60%
     Fee Waivers and Expense Reimbursements                  0.19%
                                                           --------
TOTAL NET OPERATING EXPENSES                                 0.41%(2)
--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.08%.
(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.41% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

   1 YEAR          3 YEARS            5 YEARS             10 YEARS

    $42              $173               $316                $732




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. FIRST TIER INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.


PROSPECTUS / August 31, 2002

8 [Logo Graphic Omitted] TAX-FREE MONEY MARKET PORTFOLIO

[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711509
SYMBOL:  AKXXX



INVESTMENT GOAL
MAXIMIZING CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX
AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM, HIGH-QUALITY MUNICIPAL MONEY MARKET OBLIGATIONS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT
STRATEGY
INVESTING IN TAX-EXEMPT MONEY MARKET SECURITIES

INVESTOR PROFILE CONSERVATIVE INVESTORS SEEKING TAX-EXEMPT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The Tax-Free Money Market Portfolio seeks its investment goal by investing in high-quality, short-term municipal money market instruments that pay interest that is exempt from Federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio is well diversified among issuers and comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality. The Portfolio maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax).

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
     1994 -      2.74%
     1995 -      3.76%
     1996 -      3.30%
     1997 -      3.46%
     1998 -      3.18%
     1999 -      2.94%
     2000 -      3.78%
     2001 -      2.46%

                                  BEST QUARTER                WORST QUARTER
                                     1.00%                        0.39%
                                   (12/31/00)                   (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 0.57%.


August 31, 2002 / PROSPECTUS

                                               TAX-FREE MONEY MARKET PORTFOLIO 9



This table compares the portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. Tax-Free Institutional Average.


INSTITUTIONAL CLASS                 1 YEAR       5 YEAR      SINCE INCEPTION
--------------------------------- ----------- ------------- -------------------

TAX-FREE MONEY
MARKET PORTFOLIO                     2.46%        3.16%            3.13%*

IMONEYNET, INC.
TAX-FREE INSTITUTIONAL
AVERAGE                              3.00%        3.06%            3.03%**


 *    Since June 14, 1993.
**    Since May 31, 1993.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

     Investment Advisory Fees                                       0.25%
     Distribution and Service (12b-1) Fees                          None
     Other Expenses                                                 0.36%(1)
                                                                  --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           0.61%
     Fee Waivers and Expense Reimbursements                         0.22%
                                                                    -----
TOTAL NET OPERATING EXPENSES                                        0.39%(2)
--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.08%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.39% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


       1 YEAR        3 YEARS        5 YEARS          10 YEARS
        $40           $173            $318              $741





-------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE IMONEYNET, INC. TAX-FREE INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.



PROSPECTUS / August 31, 2002

10 [Logo Graphic Omitted] PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO

[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711236
SYMBOL:  ARPXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA PERSONAL INCOME TAXES AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM, HIGH-QUALITY PENNSYLVANIA MUNICIPAL MONEY MARKET OBLIGATIONS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN PENNSYLVANIA TAX-EXEMPT MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA PERSONAL INCOME TAXES THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The Pennsylvania Tax-Free Money Market Portfolio seeks its investment goal by investing in high-quality, short-term municipal money market instruments that pay interest that is exempt from Federal and Pennsylvania personal income taxes. The Portfolio has a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax, and Pennsylvania state income tax. The principal issuers of these securities may be state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio is comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Pennsylvania makes the Portfolio more susceptible to adverse political or economic developments affecting that state. The Portfolio also may be riskier than mutual funds that buy securities of issuers in numerous states.

PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after the Portfolio has completed its first full calendar year of operations.


August 31, 2002 / PROSPECTUS

                                 PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO 11



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                          INSTITUTIONAL CLASS
--------------------------------------------------------------------------

     Investment Advisory Fees                              0.25
     Distribution and Service (12b-1) Fees                 None
     Other Expenses                                        0.51%(1)
                                                         --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  0.76%
     Fee Waivers and Expense Reimbursements                0.18%
                                                           -----
TOTAL NET OPERATING EXPENSES                               0.58%(2)
--------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.25%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.20%.
(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.58% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


1 YEAR        3 YEARS            5 YEARS         10 YEARS
 $59           $225               $405             $925


                                                    PROSPECTUS / August 31, 2002

12 [Logo Graphic Omitted] SHORT-TERM TREASURY PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711715
SYMBOL:  ASTIX


INVESTMENT GOAL
CURRENT INCOME WITH RELATIVE STABILITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. TREASURY SECURITIES

SHARE PRICE VOLATILITY
LOW

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN SHORT-TERM FIXED INCOME SECURITIES ISSUED DIRECTLY BY THE U.S. TREASURY

INVESTOR PROFILE
INVESTORS SEEKING TO PRESERVE PRINCIPAL AND EARN CURRENT INCOME ]

PRINCIPAL INVESTMENT STRATEGY


The Short-Term Treasury Portfolio seeks its investment goal by investing in U.S. Treasury bills, notes and bonds. The Portfolio's Advisor will select securities that are issued by the U.S. Treasury, which pay interest that is exempt from state and local income taxes. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities issued directly by the U.S. Treasury.1 The Portfolio normally invests in short-term securities, and the Portfolio will typically have a dollar-weighted average maturity of no more than three years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.

In selecting securities for the Portfolio, the Advisor considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
      1997 -     5.95%
      1998 -     6.50%
      1999 -     2.33%
      2000 -     7.14%
      2001 -     7.48%

                                  BEST QUARTER                WORST QUARTER
                                     3.22%                        0.33%
                                   (9/30/01)                    (6/30/99) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 2.03%.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                                SHORT-TERM TREASURY PORTFOLIO 13




This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index, the Merrill Lynch 1-3 Year Treasury Index, and the Lipper Short U.S. Treasury Funds Objective.

INSTITUTIONAL CLASS                 1 YEAR         5 YEAR      SINCE INCEPTION
-------------------------------- -------------- ------------ -------------------
SHORT-TERM TREASURY
PORTFOLIO
   Return Before Taxes              7.48%          5.86%         5.75%*

   Return After Taxes on
    distributions                   5.58%          3.81%         3.70%*

   Return After Taxes on
    Distributions and  Sale
    of Portfolio Shares             4.53%          3.67%         3.58%*

Lehman Brothers 1-3 Year
U.S. Government Bond
Index                               8.53%          6.64%         6.59%**
   (reflects no deduction for
    fees, expenses or taxes)

Merrill Lynch 1-3 Year
Treasury Index                      8.30%          6.59%         6.72%**
   (reflects no deduction for
    fees, expenses or taxes)

Lipper Short U.S. Treasury
Funds Objective                     5.92%          5.81%         5.88%**
   (reflects no deduction for
    sales charges or taxes)


 *       Since March 20, 1996.
**       Since March 31, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                            INSTITUTIONAL CLASS
-------------------------------------------------------- -----------------------

     Investment Advisory Fees                                     0.35%
     Distribution and Service (12b-1) Fees                        None
     Other Expenses                                               0.40%(1)
                                                                --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                         0.75%
     Fee Waivers and Expense Reimbursements                       0.08%
                                                                  -----
TOTAL NET OPERATING EXPENSES                                      0.67%(2)

--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.06%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.67% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


       1 YEAR           3 YEARS            5 YEARS            10 YEARS
        $68             $232                 $409               $923


-------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS A WIDELY RECOGNIZED INDEX OF U.S. GOVERNMENT OBLIGATIONS WITH MATURITIES BETWEEN ONE AND THREE YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX AND THE LIPPER SHORT U.S. TREASURY FUNDS OBJECTIVE. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF U.S. GOVERNMENT OBLIGATIONS WITH MATURITIES BETWEEN ONE AND THREE YEARS. THE LIPPER SHORT U.S. TREASURY FUNDS OBJECTIVE IS A
COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

14 [Logo Graphic Omitted] SHORT-TERM BOND PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711483
SYMBOL:  MVSTX



INVESTMENT GOAL
CURRENT INCOME

INVESTMENT FOCUS
SHORT-TERM FIXED INCOME SECURITIES

SHARE PRICE VOLATILITY
LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN SHORT-TERM INVESTMENT-GRADE FIXED INCOME SECURITIES OF U.S. ISSUERS

INVESTOR PROFILE
INVESTORS SEEKING CURRENT INCOME WHO ARE WILLING TO ACCEPT THE RISKS OF INVESTING IN FIXED INCOME SECURITIES ]

PRINCIPAL INVESTMENT STRATEGY


The Short-Term Bond Portfolio seeks its investment goal by investing primarily in U.S. corporate and government securities, including mortgage- and asset-backed securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in bonds.1 The Portfolio's Advisor will select investment-grade securities and unrated securities determined to be of comparable quality. The Portfolio will typically have a dollar-weighted average maturity of no more than three years. However, the average maturity of the Portfolio's investments will vary depending on market conditions.

In selecting securities for the Portfolio, the Advisor considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
        1997 -         5.66%
        1998 -         6.00%
        1999 -         2.96%
        2000 -         6.61%
        2001 -         5.76%

                                  BEST QUARTER                WORST QUARTER
                                     2.67%                        -0.47%
                                   (9/30/98)                    (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 1.07%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.




August 31, 2002 / PROSPECTUS

                                                    SHORT-TERM BOND PORTFOLIO 15

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers 1-3 Year U.s. Government Bond Index and the Lipper Short Investment-Grade Debt Funds Objective.

INSTITUTIONAL CLASS                 1 YEAR      5 YEAR         SINCE INCEPTION
---------------------------------- ----------- ----------- --------------------
SHORT-TERM BOND PORTFOLIO
   Return Before Taxes                5.76%      5.39%           5.35%*
   Return After Taxes On
    Distributions                     3.68%      3.20%           3.17%*
   Return After Taxes On
    Distributions and Sale of         3.49%      3.21%           3.19%*
    Portfolio Shares
Lehman Brothers 1-3 Year
U.s. Government Bond
Index                                 8.53%      6.64%           6.59%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Short Investment-
Grade Debt Funds
Objective                             6.62%      5.80%           5.96%**
   (reflects no deduction for
    sales charges or taxes)


 * Since April 1, 1996. Performance presented prior to March 23, 1998 reflects the performance of the Marketvest Short-Term Bond Fund shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

**      Since March 31, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                            INSTITUTIONAL CLASS
----------------------------------------------------- ------------------------

     Investment Advisory Fees                                  0.75%
     Distribution and Service (12b-1) Fees                     None
     Other Expenses                                            0.38%(1)
                                                             --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      1.13%
     Fee Waivers and Expense Reimbursements                    0.13%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   1.00%(2)
------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.06%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     1.00% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


            1 YEAR       3 YEARS         5 YEARS           10 YEARS

             $102           $346           $610            $1,363




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF U.S. GOVERNMENT OBLIGATIONS WITH MATURITIES BETWEEN ONE AND THREE YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER SHORT INVESTMENT-GRADE DEBT FUNDS OBJECTIVE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

16 [Logo Graphic Omitted] MARYLAND TAX-FREE PORTFOLIO

[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711798
SYMBOL:  ARMTX


INVESTMENT GOAL
CURRENT INCOME EXEMPT FROM FEDERAL AND MARYLAND STATE AND LOCAL INCOME TAXES

INVESTMENT FOCUS
MARYLAND MUNICIPAL SECURITIES

SHARE PRICE VOLATILITY
LOW TO MEDIUM

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN MARYLAND MUNICIPAL SECURITIES

INVESTOR PROFILE INVESTORS SEEKING INCOME EXEMPT FROM FEDERAL AND MARYLAND STATE AND LOCAL INCOME TAXES ]

PRINCIPAL INVESTMENT STRATEGY


The Maryland Tax-Free Portfolio seeks its investment goal by investing primarily in municipal securities that generate income that is exempt from Federal and Maryland state and local income taxes. The principal issuers of these securities are state and local governments and agencies located in Maryland, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. Under normal market conditions, the Portfolio's assets will be invested so that at least 80% of its income will not be subject to Federal income tax, including the Federal alternative minimum tax, and Maryland state income tax. The Portfolio normally invests in investment-grade debt securities with long and intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 7 to 12 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions. The term "investment-grade" refers to debt securities rated BBB or Baa3 or higher by Standard & Poor's ("S&P") or Moody's, respectively.

In selecting securities, the Portfolio's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Maryland subjects the Portfolio to the effects of economic and government policies of Maryland.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.



August 31, 2002 / PROSPECTUS

                                                  MARYLAND TAX-FREE PORTFOLIO 17



This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
         1997 -        8.12%
         1998 -        5.64%
         1999 -       -3.42%
         2000 -       10.17%
         2001 -        4.73%

                                  BEST QUARTER                WORST QUARTER
                                     4.17%                        -2.08%
                                   (12/31/00)                   (6/30/99)  ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 4.48%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers 10 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index, and the Lipper Other States Intermediate Municipal Debt Funds Objective.

INSTITUTIONAL CLASS                      1 YEAR    5 YEAR      SINCE INCEPTION
----------------------------------- ------------ ------------ ----------------
MARYLAND TAX-FREE PORTFOLIO
   Return Before Taxes                  4.73%       4.94%           4.90%*
   Return After Taxes On
    Distributions                       4.73%       4.86%           4.82%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                 4.62%       4.86%           4.82%*

Lehman Brothers 10 Year
Municipal Bond Index                    4.62%       5.94%           5.74%**
   (reflects no deduction for
    fees, expenses or taxes)
Lehman Brothers 7 Year
Municipal Bond Index                    5.18%       5.55%           5.39%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Other States
Intermediate Municipal
Debt Fund Objectives                    3.12%       4.25%           4.35%**
   (reflects no deduction for
    sales charges or taxes)


 *       Since November 18, 1996.
**       Since November 30, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               INSTITUTIONAL CLASS
---------------------------------------------------------- --------------------

     Investment Advisory Fees                                       0.65%
     Distribution and Service (12b-1) Fees                          None
     Other Expenses                                                 0.36%(1)
                                                                  --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                           1.01%
     Fee Waivers and Expense Reimbursements                         0.17%
                                                                  --------
TOTAL NET OPERATING EXPENSES                                        0.84%(2)
-------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.12%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.84% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


1 YEAR          3 YEARS              5 YEARS               10 YEARS

 $86             $305                  $541                 $1,221


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED INDEX OF LONG-TERM INVESTMENT-GRADE TAX-EXEMPT BONDS. THE INDEX INCLUDES GENERAL OBLIGATION BONDS, REVENUE BONDS, INSURED BONDS AND PREFUNDED BONDS WITH MATURITIES BETWEEN EIGHT AND TWELVE YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE. THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED INDEX OF LONG-TERM INVESTMENT-GRADE TAX-EXEMPT BONDS. THE INDEX INCLUDES GENERAL OBLIGATION BONDS, REVENUE BONDS, INSURED BONDS AND PREFUNDED BONDS WITH MATURITIES BETWEEN SIX AND EIGHT YEARS. THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

18 [Logo Graphic Omitted] PENNSYLVANIA TAX-FREE PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711665
SYMBOL:  MVPMX



INVESTMENT GOAL
CURRENT INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA STATE INCOME TAXES

INVESTMENT FOCUS
PENNSYLVANIA MUNICIPAL SECURITIES

SHARE PRICE VOLATILITY
LOW TO MEDIUM

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN PENNSYLVANIA MUNICIPAL SECURITIES

INVESTOR PROFILE
INVESTORS SEEKING INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA STATE INCOME
TAXES ]

PRINCIPAL INVESTMENT STRATEGY


The Pennsylvania Tax-Free Portfolio seeks its investment goal by investing primarily in municipal securities that generate income that is exempt from Federal and Pennsylvania state income taxes. The principal issuers of these securities are state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. Under normal market conditions, the Portfolio's assets will be invested so that at least 80% of its income will not be subject to Federal income tax, including the Federal alternative minimum tax, and Pennsylvania state income tax. The Portfolio normally invests in investment-grade debt securities with long and intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 7 to 12 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.

In selecting securities, the Portfolio's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Pennsylvania subjects the Portfolio to the effects of economic and government policies of Pennsylvania.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of three comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.



August 31, 2002 / PROSPECTUS

                                              PENNSYLVANIA TAX-FREE PORTFOLIO 19



This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
       1997 -      6.63%
       1998 -      5.24%
       1999 -     -4.63%
       2000 -     10.02%
       2001 -      5.05%

                                  BEST QUARTER                WORST QUARTER
                                     3.94%                        -2.54%
                                   (12/31/00)                   (6/30/99) ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 4.47%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers 10 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index, the Lehman Brothers 5 Year Municipal Bond Index and the Lipper Pennsylvania Intermediate Municipal Debt Funds Objective.

INSTITUTIONAL CLASS                   1 YEAR       5 YEAR      SINCE INCEPTION

----------------------------------- ----------- ------------ ------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
   Return Before Taxes                 5.05%        4.34%           4.46%*
   Return After Taxes On
    Distributions                      5.05%        4.28%           4.40%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                4.77%        4.32%           4.42%*
Lehman Brothers 10 Year
Municipal Bond Index                   4.62%        5.94%           6.08%**
   (reflects no deduction for
    fees, expenses or taxes)
Lehman Brothers 7 Year
Municipal Bond Index                   5.18%        5.55%           5.65%**
   (reflects no deduction for
    fees, expenses or taxes)
Lehman Brothers 5 Year
Municipal Bond Index                   6.21%        5.35%           5.38%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Pennsylvania
Intermediate Municipal
Debt Funds Objective                   3.00%        4.25%           4.73%**
   (reflects no deduction for
    sales charges or taxes)


 * Performance presented prior to March 23, 1998 reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

**   Since March 31, 1996.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                              INSTITUTIONAL CLASS
---------------------------------------------------- ----------------------
Investment Advisory Fees                                     0.65%
Distribution and Service (12b-1) Fees                        None
Other Expenses                                               0.35%(1)
                                                           --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    1.00%
Fee Waivers and Expense Reimbursements                       0.01%
                                                             -----
TOTAL NET OPERATING EXPENSES                                 0.99(2)
---------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.11%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep the total operating expenses from exceeding 0.99% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


      1 YEAR            3 YEARS           5 YEARS            10 YEARS

       $101              $317               $551             $1,224


--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED INDEX OF LONG-TERM INVESTMENT-GRADE TAX-EXEMPT BONDS. THE INDEX INCLUDES GENERAL OBLIGATION BONDS, REVENUE BONDS, INSURED BONDS AND PREFUNDED BONDS WITH MATURITIES BETWEEN EIGHT AND TWELVE YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX, THE LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX AND THE LIPPER PENNSYLVANIA INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE. THE LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED INDEX OF LONG-TERM INVESTMENT-GRADE TAX-EXEMPT BONDS. THE INDEX INCLUDES GENERAL OBLIGATION BONDS, REVENUE BONDS, INSURED BONDS AND PREFUNDED BONDS WITH MATURITIES BETWEEN SIX AND EIGHT YEARS. THE LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX IS A WIDELY RECOGNIZED INDEX OF INTERMEDIATE INVESTMENT-GRADE TAX-EXEMPT BONDS. THE LIPPER PENNSYLVANIA INTERMEDIATE MUNICIPAL DEBT FUNDS OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.



                                                    PROSPECTUS / August 31, 2002

20 [Logo Graphic Omitted] INTERMEDIATE FIXED INCOME PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711640
SYMBOL:  ARIFX


INVESTMENT GOAL
CURRENT INCOME

INVESTMENT FOCUS INTERMEDIATE-TERM INVESTMENT-GRADE FIXED INCOME SECURITIES

SHARE PRICE VOLATILITY
LOW TO MEDIUM

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. INTERMEDIATE-TERM GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES

INVESTOR PROFILE
INVESTORS SEEKING CURRENT INCOME WHO ARE WILLING TO ACCEPT THE RISKS OF INVESTING IN FIXED INCOME SECURITIES ]

PRINCIPAL INVESTMENT STRATEGY


The Intermediate Fixed Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in fixed income securities.1 The Portfolio's Advisor will select investment-grade fixed income securities and unrated securities determined to be of comparable quality. The Portfolio normally invests in securities with intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 3 to 10 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.

In selecting securities for the Portfolio, the Advisor considers a security's current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002

                                          INTERMEDIATE FIXED INCOME PORTFOLIO 21




This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
    1997 -     7.58%
    1998 -     7.63%
    1999 -    -0.57%
    2000 -     8.83%
    2001 -     7.59%

                                  BEST QUARTER                WORST QUARTER
                                     4.67%                        -1.02%
                                   (9/30/98)                    (6/30/99) ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 2.23%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers Intermediate U.s. Government Bond Index, Lehman Brothers Intermediate Government/credit Index, and the Lipper Intermediate Investment-grade Debt Funds Objective.

INSTITUTIONAL CLASS                       1 YEAR      5 YEAR    SINCE INCEPTION
--------------------------------------- ----------- ---------- -----------------
INTERMEDIATE FIXED INCOME PORTFOLIO
   Return Before Taxes                     7.59%       6.16%         5.96%*
   Return After Taxes On
    Distributions                          5.36%       3.76%         3.58%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                    4.60%       3.73%         3.58%*

Lehman Brothers Intermediate
U.s. Government Bond Index                 8.42%       7.06%        7.06%**
   (reflects no deduction for
    fees, expenses or taxes)
Lehman Brothers Intermediate
Government/Credit Index                    8.96%       7.10%        6.84%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Intermediate Investment-
Grade Debt Funds Objective                 6.81%       6.28%        6.15%**
   (reflects no deduction for
    sales charges or taxes)


 *   Since November 18, 1996.
**   Since November 30, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                INSTITUTIONAL CLASS
------------------------------------------------- ------------------------

     Investment Advisory Fees                              0.60%
     Distribution and Service (12b-1) Fees                 None
     Other Expenses                                        0.37%(1)
                                                         --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  0.97%
     Fee Waivers and Expense Reimbursements                0.13%
                                                           -----
TOTAL NET OPERATING EXPENSES                               0.84%(2)
--------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.11%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.84% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


  1 YEAR           3 YEARS           5 YEARS           10 YEARS

    $86             $296               $524             $1,178



--------------------------------------------------------------------------------

WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. TREASURY SECURITIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, CORPORATE DEBT SECURITIES, FIXED-RATE NONCONVERTIBLE CORPORATE DEBT SECURITIES, YANKEE BONDS AND NONCONVERTIBLE CORPORATE DEBT SECURITIES ISSUED BY OR GUARANTEED BY FOREIGN GOVERNMENTS AND AGENCIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE
(BBB) OR HIGHER, WITH MATURITIES OF ONE TO TEN YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS OBJECTIVE. THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF U.S. TREASURY SECURITIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES RANGING FROM ONE TO TEN YEARS. THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.


                                                    PROSPECTUS / August 31, 2002

22 [Logo Graphic Omitted] U.S. GOVERNMENT BOND PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

Cusip:  040711475
SYMBOL:  MVIGX



INVESTMENT GOAL
CURRENT INCOME

INVESTMENT FOCUS
U.S. GOVERNMENT SECURITIES

SHARE PRICE VOLATILITY
LOW TO MEDIUM

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. GOVERNMENT FIXED INCOME SECURITIES

INVESTOR PROFILE
INVESTORS SEEKING CURRENT INCOME WHO ARE WILLING TO ACCEPT THE RISKS OF INVESTING IN FIXED INCOME SECURITIES ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Bond Portfolio seeks its investment goal by investing primarily in fixed income securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, including mortgage-backed securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in U.S. government debt securities.1 The Portfolio also invests in a range of investment-grade corporate fixed income securities. The Portfolio normally invests in intermediate-term securities, and the Portfolio will typically have a dollar-weighted average maturity of between 3 and 10 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.

In selecting securities for the Portfolio, the Advisor considers a security's current yield, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002

                                               U.S. GOVERNMENT BOND PORTFOLIO 23




This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
         1997 -    6.70%
         1998 -    7.02%
         1999 -   -0.70%
         2000 -    9.17%
         2001 -    6.46%

                                  BEST QUARTER                WORST QUARTER
                                     4.08%                        -1.28%
                                   (12/31/00)                   (3/31/97)  ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 3.47%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers Intermediate Government/credit Index and the Lipper Intermediate U.s. Government Funds Objective.


INSTITUTIONAL CLASS                  1 YEAR      5 YEAR       SINCE INCEPTION
---------------------------------- ---------- -------------- ------------------
U.S. GOVERNMENT BOND
PORTFOLIO
   Return Before Taxes                6.46%      5.68%           5.63%*
   Return After Taxes On
    Distributions                     4.26%      3.29%           3.22%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares               3.91%      3.33%           3.28%*

Lehman Brothers Intermediate
Government/credit Index               8.96%      7.10%          7.03%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Intermediate
U.s. Government
Funds Objective                       5.72%      5.98%          6.35%**
   (reflects no deduction for
    sales charges or taxes)

 * Since April 1, 1996. Performance presented prior to March 23, 1998 reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

**   Since March 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                     INSTITUTIONAL CLASS
-------------------------------------------------- ------------------------

     Investment Advisory Fees                              0.75%
     Distribution and Service (12b-1) Fees                 None
     Other Expenses                                        0.35%(1)
                                                         --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  1.10%
     Fee Waivers and Expense Reimbursements                0.11%
                                                           -----
TOTAL NET OPERATING EXPENSES                               0.99%(2)

----------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.11%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.99% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

           1 YEAR        3 YEARS        5 YEARS          10 YEARS

             $101         $339           $596            $1,330

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. TREASURY SECURITIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, CORPORATE DEBT SECURITIES, FIXED-RATE NONCONVERTIBLE CORPORATE DEBT SECURITIES, YANKEE BONDS AND NONCONVERTIBLE CORPORATE DEBT SECURITIES ISSUED BY OR GUARANTEED BY FOREIGN GOVERNMENTS AND AGENCIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE
(BBB) OR HIGHER, WITH MATURITIES OF ONE TO TEN YEARS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS OBJECTIVE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

24 [Logo Graphic Omitted] INCOME PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711301
SYMBOL:  ARKIX



INVESTMENT GOAL
PRIMARILY CURRENT INCOME AND SECONDARILY CAPITAL GROWTH

INVESTMENT FOCUS
INVESTMENT-GRADE FIXED INCOME SECURITIES

SHARE PRICE VOLATILITY
MEDIUM

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES WITH VARYING MATURITIES

INVESTOR PROFILE
INVESTORS SEEKING PRIMARILY CURRENT INCOME AND SECONDARILY GROWTH OF CAPITAL WHO ARE WILLING TO ACCEPT THE RISKS OF INVESTING IN FIXED INCOME SECURITIES ]

PRINCIPAL INVESTMENT STRATEGY


The Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities. The Portfolio's Advisor will generally select investment-grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Portfolio's total assets in lower-rated debt securities ("junk bonds"). The dollar-weighted average maturity of the Portfolio's investments will vary depending on market conditions, but will typically be between 5 and 20 years.

In selecting securities for the Portfolio, the Advisor considers a security's current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Junk bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.



August 31, 2002 / PROSPECTUS

                                                             INCOME PORTFOLIO 25



This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
       1994 -     -1.90%
       1995 -     18.00%
       1996 -      2.75%
       1997 -      9.60%
       1998 -      6.76%
       1999 -     -1.79%
       2000 -     10.35%
       2001 -      7.24%

                                  BEST QUARTER                WORST QUARTER
                                     6.67%                       -2.11%
                                   (6/30/95)                    (3/31/96) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was 3.09%.

This table compares the portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Corporate A-Rated Debt Funds Objective.

INSTITUTIONAL CLASS                   1 YEAR    5 YEAR   SINCE INCEPTION
---------------------------------------------- --------- -----------------
INCOME PORTFOLIO
   Return Before Taxes                7.24%     6.34%         6.17%*
   Return After Taxes On
    Distributions                     4.92%     3.90%         3.73%*
   Return After Taxes On
    Distributions and  Sale
     of Portfolio Shares              4.41%     3.85%         3.71%*

Lehman Brothers U.S.
Aggregate Bond Index                  8.44%     7.43%        6.81%**
    (reflects no deduction for
     fees, expenses or taxes)
Lipper Corporate A-Rated
Debt Funds Objective                  6.35%     5.96%        6.00%**
   (reflects no deduction for
    sales charges or taxes)

 *       Since July 16, 1993.
**       Since July 31, 1993.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                          INSTITUTIONAL CLASS
------------------------------------------------------- ------------------------

     Investment Advisory Fees                                    0.60%
     Distribution and Service (12b-1) Fees                       None
     Other Expenses                                              0.36%(1)
                                                               --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        0.96%
     Fee Waivers and Expense Reimbursements                      0.11%
                                                                 -----
TOTAL NET OPERATING EXPENSES                                     0.85%(2)

--------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.12%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.85% until August 31, 2003.



For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


    1 YEAR           3 YEARS        5 YEARS             10 YEARS

     $87              $295           $520               $1,168




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA-RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST ONE YEAR. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

26 [Logo Graphic Omitted] BALANCED PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711202
SYMBOL:  ARGIX



INVESTMENT GOAL
LONG-TERM TOTAL RETURN

INVESTMENT FOCUS
COMMON STOCKS AND FIXED INCOME  SECURITIES

SHARE PRICE VOLATILITY
MEDIUM

PRINCIPAL  INVESTMENT  STRATEGY
INVESTING  IN  STOCKS  AND  BONDS TO  GENERATE  TOTAL  RETURN

INVESTOR  PROFILE
INVESTORS SEEKING TOTAL RETURN BY INVESTING IN A BALANCED PORTFOLIO OF FIXED INCOME AND EQUITY SECURITIES WITH LOWER VOLATILITY THAN AN ALL EQUITY
PORTFOLIO ]

PRINCIPAL INVESTMENT STRATEGY


The Balanced Portfolio seeks its investment goal by investing primarily in a diverse portfolio of common stocks and investment-grade fixed income securities. The Portfolio's Advisor will select common stocks of mid-sized and larger companies (companies with a market capitalization of $2 billion or more) that are recognized leaders in their respective markets. In evaluating securities for the Portfolio, the Advisor considers each company's current financial strength, revenue, earnings growth, and relative valuation of its stock. The Advisor will also purchase investment-grade fixed income securities with varying maturities, including corporate and government securities and mortgage-backed securities. The Advisor will adjust the Portfolio's asset mix based on its analysis of the relative attractiveness and risk of bonds and stocks in connection with economic, financial and other market trends. The Portfolio maintains at least 25% of its total assets in fixed-income senior securities.

In selecting securities for the Portfolio, the Advisor attempts to maximize total return by purchasing a combination of common stocks and fixed income securities of U.S. issuers. The Advisor will also attempt to minimize price declines during equity market downturns by reallocating assets to fixed income securities. The dollar-weighted average maturity of the Portfolio's fixed income securities may vary depending on market conditions, but will typically be between 5 and 20 years.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how the securities will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


The Portfolio is also subject to the risk that the Advisor's asset allocation decisions will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.


August 31, 2002 / PROSPECTUS

                                                           BALANCED PORTFOLIO 27


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of three comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHARTS:
      1994 -     -4.65%
      1995 -     21.92%
      1996 -      8.12%
      1997 -     22.59%
      1998 -     24.83%
      1999 -     22.57%
      2000 -      0.43%
      2001 -     -6.37%

                                  BEST QUARTER                WORST QUARTER
                                     18.32%                       -9.86%
                                   (12/31/98)                   (9/30/01) ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -10.86%.

This table compares the portfolio's average annual total returns for the periods ended december 31, 2001, to those of the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, 60/40 Hybrid of the S&P 500 and Lehman Brothers U.S. Aggregate Bond Indices and Lipper Balanced Funds Objective.


INSTITUTIONAL CLASS                     1 YEAR        5 YEAR     SINCE INCEPTION
----------------------------------- -------------- ------------- ---------------
BALANCED PORTFOLIO
   Return Before Taxes                   -6.37%         12.02%         0.79%*
   Return After Taxes on
    Distributions                        -7.17%         9.68%          8.43%*
   Return After Taxes on
    Distributions and Sale
    of Portfolio Shares                  -3.88%         9.02%          7.89%*

S&P 500 Index                           -11.87%        10.70%         13.94%**
    (reflects no deduction for
     fees, expenses or taxes)
Lehman Brothers U.S.
Aggregate Bond Index                      8.44%         7.43%          6.81%**
    (reflects no deduction for
     fees, expenses or taxes)
60/40 Hybrid of the S&P 500
and Lehman Aggregate                     -3.75%         9.39%         11.09%**
Bond Indices
    (reflects no deduction for
     fees, expenses or taxes)
Lipper Balanced
Funds Objective                          -5.60%         7.35%          9.52%**
    (reflects no deduction for
     sales charges or taxes)


 *      Since July 16, 1993.
**      Since July 31, 1993.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.





--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE 60/40 HYBRID OF THE S&P 500 INDEX AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER BALANCED FUNDS OBJECTIVE. THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA-RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST ONE YEAR. THE 60/40 HYBRID OF THE S&P 500 INDEX AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX BENCHMARK IS COMPRISED OF TWO UNMANAGED INDICES, WEIGHTED 60% S&P 500 INDEX AND 40% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE PORTFOLIO USES A BLENDED INDEX BECAUSE IT IS BETTER SUITED TO THE PORTFOLIO'S
STRATEGY. THE LIPPER BALANCED FUNDS OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

28 BALANCED PORTFOLIO (CONCLUDED)



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                           INSTITUTIONAL CLASS
---------------------------------------------------- ---------------------------
     Investment Advisory Fees                                 0.65%
     Distribution and Service (12b-1) Fees                    None
     Other Expenses                                         0.36%(1)
                                                            --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     1.01%
     Fee Waivers and Expense Reimbursements                   0.07%
                                                              -----
TOTAL NET OPERATING EXPENSES                                0.94%(2)
--------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.94% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


  1 YEAR             3 YEARS             5 YEARS             10 YEARS
    $96                $315               $551                $1,230




August 31, 2002 / PROSPECTUS

[This page left intentionally blank]

30 [Logo Graphic Omitted] EQUITY INCOME PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711624
SYMBOL:  AREIX


INVESTMENT GOAL
CURRENT INCOME AND GROWTH OF CAPITAL

INVESTMENT FOCUS
DIVIDEND-PAYING U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN STOCKS WHICH HAVE AN ABOVE-AVERAGE DIVIDEND YIELD RELATIVE TO THE BROAD STOCK MARKET

INVESTOR PROFILE
INVESTORS SEEKING CURRENT INCOME AND GROWTH OF CAPITAL WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Equity Income Portfolio seeks its investment goal by investing primarily in dividend-paying U.S. common stocks and other equity securities. Under normal circumstances, at least 80% of the value of the Portfolio's net assets will be invested in dividend-paying equity securities.1 The Portfolio may, to a limited extent, purchase convertible and preferred stocks and investment-grade fixed income securities. The Portfolio's Advisor will build a broadly diversified portfolio of stocks of mid-size and large companies that have an above-average dividend yield relative to the broad stock market.

In selecting securities for the Portfolio, the Advisor purchases stocks of high-quality companies that have consistently paid dividends. In addition, the Advisor will generally invest in stocks of companies whose securities are attractively valued relative to comparable investments.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
   1997 -       32.28%
   1998 -        8.62%
   1999 -        2.57%
   2000 -       13.66%
   2001 -      -10.35%

                                  BEST QUARTER                WORST QUARTER
                                     12.41%                      -10.41%
                                   (6/30/97)                    (9/30/99) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -5.15%.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                                      EQUITY INCOME PORTFOLIO 31


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the S&P 500 Index and the Lipper Equity Income Funds Classification.


INSTITUTIONAL CLASS                    1 YEAR        5 YEAR      SINCE INCEPTION
------------------------------------ ------------ ------------- ----------------
EQUITY INCOME PORTFOLIO
   Return Before Taxes                 -10.35%       8.48%           8.46%*
   Return After Taxes On
    Distributions                      -11.04%       6.12%           6.14%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                -6.21%        6.21%           6.20%*

S&P 500 Index                         -11.87%       10.70%          10.08%**
    (reflects no deduction for
     fees, expenses or taxes)
Lipper Equity Income
Funds  Classification                  -6.72%        8.03%           8.15%**
   (reflects no deduction
    for sales charges or taxes)


 *       Since November 18, 1996.
**       Since November 30, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               INSTITUTIONAL CLASS
------------------------------------------------------- ------------------------
     Investment Advisory Fees                                    0.70%
     Distribution and Service (12b-1) Fees                        None
     Other Expenses                                              0.38%(1)
                                                               --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        1.08%
     Fee Waivers and Expense Reimbursements                      0.06%
                                                                 -----
TOTAL NET OPERATING EXPENSES                                     1.02%(2)
--------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     1.02% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


     1 YEAR            3 YEARS           5 YEARS           10 YEARS

      $104              $338              $590             $1,312




-------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER EQUITY INCOME FUNDS CLASSIFICATION, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

32 [Logo Graphic Omitted] VALUE EQUITY PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711533
SYMBOL:  MVEFX


INVESTMENT GOAL
GROWTH OF PRINCIPAL

INVESTMENT FOCUS
U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN UNDERVALUED STOCKS OF U.S. COMPANIES

INVESTOR PROFILE
INVESTORS SEEKING LONG-TERM GROWTH OF PRINCIPAL WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Value Equity Portfolio seeks its investment goal by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets in equity securities.1 The Portfolio's Advisor purchases stocks whose prices appear low when compared to measures such as present and/or future earnings and cash flows, as well as other out-of-favor stocks that the Advisor believes are undervalued by the market.

In selecting investments for the Portfolio, the Advisor emphasizes stocks with higher-than-average sales growth, higher-than-average return on equity, above-average free cash flow, and return on invested capital that exceeds the cost of capital. The Advisor will also weigh corporate management's ability to adjust to the dynamics of rapidly changing economic and business conditions. The Advisor's investment approach is based on the conviction that, over the long term, broad-based economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.\

[EDGAR REPRESENTATION OF BAR CHART:
      1997-      29.40%
      1998-      19.63%
      1999-      11.86%
      2000-      -1.28%
      2001-      -5.54%

                                  BEST QUARTER                WORST QUARTER
                                     18.89%                      -10.63%
                                   (12/31/98)                   (9/30/98) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -14.35%.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                                       VALUE EQUITY PORTFOLIO 33


This table compares the portfolio's average annual total returns for the periods ended December 31, 2001, to those of the S&P 500 Index, the S&P 500/Barra Value Index and the Lipper Large-Cap Value Funds Classification.


INSTITUTIONAL CLASS                      1 YEAR       5 YEAR     SINCE INCEPTION
-------------------------------------- ----------- ------------- ---------------
VALUE EQUITY PORTFOLIO
   Return Before Taxes                   -5.54%       10.06%         11.34%*
   Return After Taxes On
    Distributions                        -7.06%        6.84%          8.30%*
   Return After Taxes On
    Distributions and Sale
    of  Portfolio Shares                 -2.10%        7.48%          8.58%*

S&P 500 Index                           -11.87%       10.70%         12.21%**
    (reflects no deduction for
     fees, expenses or taxes)
S&P 500/Barra Value Index               -11.69%        9.50%         10.43%**
    (reflects no deduction for
     fees, expenses or taxes)
Lipper Large-cap Value
Funds Classification                     -7.64%        8.32%         10.10%**
   (reflects no deduction for
    sales charges or taxes)

 * Since April 1, 1996. Performance presented prior to March 30, 1998 reflects the performance of the Marketvest Equity Fund shares, which were offered beginning April 1, 1996. The assets of the Marketvest fund were reorganized into the Portfolio in 1998 following the acquisition by Allfirst Financial Inc. of Dauphin Deposit Corporation.

**   Since March 31, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                          INSTITUTIONAL CLASS
----------------------------------------------------- -------------------------

     Investment Advisory Fees                                  1.00%
     Distribution and Service (12b-1) Fees                     None
     Other Expenses                                            0.35%(1)
                                                             --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      1.35%
     Fee Waivers and Expense Reimbursements                    0.12%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   1.23%(2)
-------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     1.23% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


   1 YEAR              3 YEARS               5 YEARS             10 YEARS

    $125                $416                  $728                $1,613




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE S&P 500/BARRA VALUE INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION. THE S&P 500/BARRA VALUE INDEX IS A WIDELY RECOGNIZED INDEX OF THE STOCKS IN THE S&P 500 INDEX THAT HAVE LOWER PRICE-TO-BOOK RATIOS. THE LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

34 [Logo Graphic Omitted] EQUITY INDEX PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711558
SYMBOL:  ARKEX



INVESTMENT GOAL
INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE STANDARD & POOR'S 500 INDEX (S&P 500)

INVESTMENT FOCUS
U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL INVESTMENT STRATEGY
ATTEMPTS TO REPLICATE THE PERFORMANCE OF THE S&P 500

INVESTOR PROFILE
INVESTORS SEEKING GROWTH OF CAPITAL WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Equity Index Portfolio seeks its investment goal by investing in substantially all of the securities listed in the S&P 500, which is comprised of 500 selected securities (mostly common stocks). Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of companies included in the S&P 500.1 The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio will approximate the industry and sector weightings of the S&P 500 by matching the weightings of the stocks included in the S&P 500.


The Portfolio may, to a limited extent, invest in futures contracts, options, options on futures, and index participation contracts based on the S&P 500. The Portfolio will invest in these contracts and options to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Although the Portfolio will not replicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The size and timing of cash flows and the level of expenses are the principal factors that contribute to the lack of precise correlation between the S&P 500 and the Portfolio.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The Advisor may not be able to match the performance of the Portfolio's benchmark.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows the performance of the Portfolio's Institutional Class Shares for each year for four calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
       1998 -        29.34%
       1999 -        21.08%
       2000 -        -8.50%
       2001 -       -12.06%

                                  BEST QUARTER                WORST QUARTER
                                     21.27%                      -14.56%
                                   (12/31/98)                   (9/30/01)  ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -12.91%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.



August 31, 2002 / PROSPECTUS

                                                       EQUITY INDEX PORTFOLIO 35





This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the S&P 500 INdex and the Lipper S&P 500 Index Objective Funds Average.

INSTITUTIONAL CLASS                     1 YEAR      SINCE INCEPTION
----------------------------------- --------------- ----------------
EQUITY INDEX PORTFOLIO

   Return Before Taxes                  -12.06%          5.94%*
   Return After Taxes on
    Distributions                       -12.45%          4.25%*
   Return After Taxes on
    Distributions and Sale
    of Portfolio Shares                  -7.35%          4.61%*

S&P 500 Index                           -11.87%          5.82%**
    (reflects no deduction for
     fees, expenses or taxes)
Lipper S&P 500 Index
Objective Funds Average                 -13.11%          5.48%**
   (reflects no deduction for
    sales charges or taxes)


 *       Since October 1, 1997.
**       Since September 30, 1997.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               INSTITUTIONAL CLASS
---------------------------------------------------------- --------------------

     Investment Advisory Fees                                  0.20%
     Distribution and Service (12b-1) Fees                     None
     Other Expenses                                            0.39%(1)
                                                               --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.59%
     Fee Waivers and Expense Reimbursements                    0.31%
                                                               --------
TOTAL NET OPERATING EXPENSES                                   0.28%(2)
-------------------------------------------------------------------------------

(1) Other Expenses include shareholder service fees of 0.15%. The entire fee is being waived voluntarily. This waiver may be discontinued at any time.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     0.28% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


   1 YEAR             3 YEARS             5 YEARS             10 YEARS

     $29               $158                $298                 $708




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER S&P 500 INDEX OBJECTIVE FUNDS AVERAGE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.


                                                    PROSPECTUS / August 31, 2002

36 [Logo Graphic Omitted] BLUE CHIP EQUITY PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711681
SYMBOL:  ARBIX



INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
LARGE CAPITALIZATION U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN STOCKS OF ESTABLISHED LARGE CAPITALIZATION COMPANIES

INVESTOR PROFILE
INVESTORS SEEKING CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Blue Chip Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of established large capitalization U.S. companies. Under normal circumstances, at least 80% of the value of the Portfolio's net assets will be invested in equity securities of blue chip companies.1 The Advisor defines blue chip companies as companies with operating histories of ten years or more and market capitalizations in excess of $5 billion. In addition, the Advisor generally purchases stocks of companies that are recognized leaders in their respective markets. The Portfolio also may, to a limited extent, purchase stocks of rapidly growing companies in developing industries, convertible and preferred stocks, and investment-grade fixed income securities.

In selecting investments for the Portfolio, the Advisor will purchase securities of large companies with strong balance sheets and prospects for above-average growth. The Advisor will also purchase securities of issuers based on their current financial strength and their market valuations relative to their competitors.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
       1997-       32.98%
       1998-       26.54%
       1999-       26.26%
       2000-       -4.25%
       2001-      -14.30%

                                  BEST QUARTER                WORST QUARTER
                                     21.68%                      -14.75%
                                   (12/31/98)                   (9/30/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -19.86%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                                   BLUE CHIP EQUITY PORTFOLIO 37




This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the S&P 500 Index and the Lipper Large-Cap Core Funds Classification.


INSTITUTIONAL CLASS                     1 YEAR       5 YEAR      SINCE INCEPTION
----------------------------------- ------------- -------------- ---------------
BLUE CHIP EQUITY PORTFOLIO
   Return Before Taxes                 -14.30%       11.76%          12.81%*
   Return After Taxes On
    Distributions                      -14.39%       11.13%          12.16%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                 -8.71%        9.59%          10.52%*

S&P 500 Index                          -11.87%       10.70%          12.21%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Large-Cap Core
Funds Classification                   -15.39%        7.92%          9.61%**
   (reflects no deduction for
    sales charges or taxes)


 *     Since April 1, 1996.
**     Since March 31, 1996.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                          INSTITUTIONAL CLASS
------------------------------------------------------ ------------------------

     Investment Advisory Fees                                   0.70%
     Distribution and Service (12b-1) Fees                      None
     Other Expenses                                             0.35%(1)
                                                              --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       1.05%
     Fee Waivers and Expense Reimbursements                     0.06%
                                                                -----
TOTAL NET OPERATING EXPENSES                                    0.99%(2)

--------------------------------------------------------------------------------
(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.99% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


    1 YEAR              3 YEARS             5 YEARS               10 YEARS

     $101                $328                 $574                 $1,277



--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER LARGE-CAP CORE FUNDS CLASSIFICATION, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.



                                                    PROSPECTUS / August 31, 2002

38 [Logo Graphic Omitted] CAPITAL GROWTH PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711103
SYMBOL:  ARCGX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
U.S. COMMON STOCKS OF VARIOUS MARKET CAPITALIZATIONS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN STOCKS THAT OFFER ABOVE-AVERAGE GROWTH POTENTIAL

INVESTOR PROFILE
INVESTORS SEEKING CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Capital Growth Portfolio seeks its investment goal by investing primarily in common stocks and securities convertible into common stocks. The Portfolio's Advisor will build a broadly diversified portfolio of stocks with above-average capital growth potential.

In selecting securities for the Portfolio, the Advisor purchases securities of well-known, established companies and small- and mid-size companies (companies with market capitalizations of $8 billion or less). In evaluating securities for the Portfolio, the Advisor considers each company's current financial strength, as well as its revenue and earnings growth and the valuation of its stock.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.


August 31, 2002 / PROSPECTUS

                                                     CAPITAL GROWTH PORTFOLIO 39




This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for eight calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
    1994-          -9.88%
    1995-          23.27%
    1996-          17.82%
    1997-          29.33%
    1998-          41.21%
    1999-          46.47%
    2000-          -5.07%
    2001-         -20.12%

                                  BEST QUARTER                WORST QUARTER
                                     35.07%                      -22.79%
                                   (12/31/98)                   (9/30/01)  ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -25.61%.


This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the S&P 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Classification.


INSTITUTIONAL CLASS                      1 YEAR        5 YEAR   SINCE INCEPTION
----------------------------------- ---------------- --------- ----------------
CAPITAL GROWTH PORTFOLIO
   Return Before Taxes                   -20.12%       15.20%       13.41%*
   Return After Taxes On
    Distributions                        -20.12%       12.84%       10.92%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                  -12.25%       11.83%       10.15%*

S&P 500 Index                            -11.87%       10.70%       13.94%**
    (reflects no deduction for
     fees, expenses or taxes)
Russell 1000 Growth Index                -20.42%        8.27%       12.72%*
    (reflects no deduction for
     fees, expenses or taxes)
Lipper Large-Cap Growth
Funds  Classification                    -23.83%        7.90%       11.29%**
    (reflects no deduction for
     sales charges or taxes)


 *       Since July 16, 1993.
**       Since July 31, 1993.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                              INSTITUTIONAL CLASS
--------------------------------------------------------- ----------------------

     Investment Advisory Fees                                      0.70%
     Distribution and Service (12b-1) Fees                         None
     Other Expenses                                                0.35%(1)
                                                                 --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                          1.05%
     Fee Waivers and Expense Reimbursements                        0.02%
                                                                 -------
TOTAL NET OPERATING EXPENSES                                       1.03%(2)
--------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 1.03% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

   1 YEAR           3 YEARS            5 YEARS            10 YEARS

    $105             $332               $577              $1,281



--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P 500 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE RUSSELL 1000 GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS CLASSIFICATION. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE LIPPER LARGE-CAP GROWTH FUNDS CLASSIFICATION IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




                                                    PROSPECTUS / August 31, 2002

40 [Logo Graphic Omitted] MID-CAP EQUITY PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711590
Symbol:  ARMEX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
MEDIUM CAPITALIZATION U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
HIGH

PRINCIPAL INVESTMENT STRATEGY I
NVESTING IN STOCKS OF MID-SIZED COMPANIES THAT HAVE SIGNIFICANT GROWTH POTENTIAL

INVESTOR PROFILE
INVESTORS SEEKING GROWTH OF CAPITAL WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF MID-CAP EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Mid-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of mid-cap companies.1 The Advisor defines mid-cap companies as those whose market capitalization is similar to that of companies in the S&P MidCap 400 Index. The Portfolio's Advisor chooses stocks of mid-cap companies that have significant growth potential.

In selecting securities for the Portfolio, the Advisor purchases securities of companies that have not reached full maturity, but that have above-average sales and earnings growth. The Advisor also looks for medium-sized companies with relatively low or unrecognized market valuations.


PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for five calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
    1997 -      31.39%
    1998 -      22.07%
    1999 -      23.70%
    2000 -       9.17%
    2001 -      -6.90%

                                  BEST QUARTER                WORST QUARTER
                                     30.57%                      -15.87%
                                   (12/31/98)                   (9/30/01)  ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -9.85%.





--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY


August 31, 2002 / PROSPECTUS

                                                     MID-CAP EQUITY PORTFOLIO 41




This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the S&P Midcap 400 Index and the Lipper Mid-cap Growth Funds Classification.


INSTITUTIONAL CLASS                    1 YEAR        5 YEAR     SINCE INCEPTION
------------------------------------ ------------- ----------- -----------------
MID-CAP EQUITY PORTFOLIO
   Return Before Taxes                 -6.90%        15.06%         14.86%*
   Return After Taxes On
    Distributions                      -6.90%        12.47%         12.33%*
   Return After Taxes On
    Distributions and Sale
    of Portfolio Shares                -4.20%        11.91%         11.77%*

S&P Midcap 400 Index                   -0.60%        16.10%         16.01%**
    (reflects no deduction for
     fees, expenses or taxes)
LIpper Mid-Cap Growth
Funds Classification                  -22.29%       7.92%            7.41%**
    (reflects no deduction for
     sales charges or taxes)


 *       Since November 18, 1996.
**       Since November 30, 1996.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                 INSTITUTIONAL CLASS
------------------------------------------------------- ------------------------

      Investment Advisory Fees                                   0.80%
      Distribution and Service (12b-1) Fees                      None
      Other Expenses                                             0.38%(1)
                                                               --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        1.18%
     Fee Waivers and Expense Reimbursements                      0.05%
                                                                 -----
TOTAL NET OPERATING EXPENSES                                     1.13%(2)

--------------------------------------------------------------------------------
(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding
     1.03% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


      1 YEAR            3 YEARS          5 YEARS           10 YEARS

       $115              $370              $644            $1,427





--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE S&P MIDCAP 400 INDEX IS A WIDELY RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 400 MEDIUM CAPITALIZATION STOCKS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.




PROSPECTUS / August 31, 2002

42 [Logo Graphic Omitted] SMALL-CAP EQUITY PORTFOLIO


[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711814
SYMBOL:  ARPEX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
COMMON STOCK OF SMALL-CAPITALIZATION U.S. ISSUERS

SHARE PRICE VOLATILITY
HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN STOCKS OF SMALLER COMPANIES WITH LONG-TERM EARNINGS GROWTH
POTENTIAL

INVESTOR PROFILE
INVESTORS SEEKING LONG-TERM CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF SMALL-CAP EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Small-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of small-cap companies.1 The Advisor defines small-cap companies as companies with a market capitalization of $2 billion or less. The Portfolio's Advisor purchases stocks of smaller companies that are in the early stages of development and which the Advisor believes have the potential to achieve substantial long-term earnings growth. The Portfolio may also invest a limited percentage of its assets in foreign securities and fixed income securities.

In selecting investments for the Portfolio, the Advisor purchases securities of small-cap U.S. companies with strong earnings growth potential. The Advisor may also purchase stocks of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not fully reflected in a stock's price. The Advisor may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of two comparable market indices. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.



--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY


August 31, 2002 / PROSPECTUS

                                                   SMALL-CAP EQUITY PORTFOLIO 43



This bar chart shows changes in the performance of the Portfolio's Institutional Class Shares for each year for six calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
     1996-      14.82%
     1997-       5.55%
     1998-      19.31%
     1999-     150.08%
     2000-      -7.34%
     2001-      -5.81%

                                  BEST QUARTER                WORST QUARTER
                                     82.09%                      -18.56%
                                   (12/31/99)                   (9/30/98) ]


For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -4.61%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Russell 2000 Growth Index, the Russell 2000 Index and the Lipper Small-cap Growth Funds Classification.


INSTITUTIONAL CLASS                      1 YEAR        5 YEAR    SINCE INCEPTION
------------------------------------- -------------- ----------- ---------------
SMALL-CAP EQUITY PORTFOLIO
   Return Before Taxes                   -5.81%        22.41%        22.47%*
   Return After Taxes On
    Distributions                        -5.82%        17.92%        17.08%*
   Return After Taxes On
    Distributions and  Sale
    of  Portfolio Shares                 -3.54%        16.58%        16.03%*

Russell 2000 Growth Index                -9.23%         2.87%         5.86%**
   (reflects no deduction for
    fees, expenses or taxes)
Russell 2000 Index                        2.49%         7.52%        10.19%**
   (reflects no deduction for
    fees, expenses or taxes)
Lipper Small-cap Growth
Funds Classification                     -12.37%        8.25%        10.83%**
   (reflects no deduction for
    sales charges or taxes)


*       Since July 13, 1995.
**       Since June 30, 1995.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                  INSTITUTIONAL CLASS
-------------------------------------------------------- -----------------------

     Investment Advisory Fees                                     0.80%
     Distribution and Service (12b-1) Fees                        None
     Other Expenses                                             0.38%(1)
                                                                --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       1.18%(2)
--------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Advisor is voluntarily waiving fees or reimbursing expenses to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these reimbursements at any time. With the voluntary waivers and expense reimbursements, the Portfolio's actual total operating expenses were 1.17%.


For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



     1 YEAR           3 YEARS            5 YEARS             10 YEARS
      $120             $375               $649                $1,432




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE RUSSELL 2000 GROWTH INDEX IS A WIDELY RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET
CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF U.S. COMPANIES WITH HIGH GROWTH RATES AND PRICE-TO-BOOK RATIOS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE RUSSELL 2000 INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS CLASSIFICATION. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE LIPPER SMALL-CAP GROWTH FUNDS CLASSIFICATION IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.



                                                    PROSPECTUS / August 31, 2002

44 [Logo Graphic Omitted] INTERNATIONAL EQUITY PORTFOLIO

[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711517
SYMBOL:  MVIEX



INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
EQUITY SECURITIES OF NON-U.S. ISSUERS

SHARE PRICE VOLATILITY
HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN EQUITY SECURITIES OF ISSUERS LOCATED IN COUNTRIES OTHER THAN THE
U.S.

INVESTOR PROFILE
INVESTORS SEEKING CAPITAL APPRECIATION WHO WANT TO DIVERSIFY THEIR PORTFOLIO BY INVESTING OVERSEAS AND WHO CAN TOLERATE THE RISKS OF INTERNATIONAL INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The International Equity Portfolio seeks its investment goal by investing primarily in equity securities of companies located throughout the world. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities.1 The Portfolio invests in issuers located in at least three countries other than the United States. The Portfolio invests in issuers located in any country other than the United States and may invest in issuers of any size.

The Portfolio's Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The  following  bar chart shows changes in the  performance  of the  Portfolio's
Institutional Class Shares for each year for nine calendar years. Performance results before August 12, 2000 are for the Class A Shares of the Govett International Equity FUND, which commenced operations on January 7, 1992 and was reorganized into the Portfolio on August 12, 2000. In the bar chart, performance results before that date reflect the total annual operating expenses applicable to Class A Shares of the Govett fund. The performance results have been adjusted for the effect of the Govett fund's reorganization.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY


August 31, 2002 / PROSPECTUS

                                               INTERNATIONAL EQUITY PORTFOLIO 45



[EDGAR REPRESENTATION OF BAR CHART:
      1993-         54.43%
      1994-         -8.42%
      1995-         10.97%
      1996-         12.20%
      1997-         -0.76%
      1998-         19.29%
      1999-         28.27%
      2000-        -20.92%
      2001-        -18.70%


                                  BEST QUARTER                WORST QUARTER

                                     18.80%                      -15.11%
                                   (12/31/98)                   (9/30/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional Class total return was -5.33%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE Index) and the Lipper International Funds Objective.

INSTITUTIONAL CLASS                       1 YEAR      5 YEAR    SINCE INCEPTION
-------------------------------------- ----------- ----------- -----------------
INTERNATIONAL EQUITY PORTFOLIO
  Return Before Taxes                   -18.70%      -0.48%        5.01%*
  Return After Taxes On
   Distributions                        -18.76%      -2.95%        2.30%*
  Return After Taxes On
   Distributions and Sale
   of Portfolio Shares                  -11.39%      -0.17%        3.59%*

MSCI EAFE Index                         -21.44%       0.89%        4.46%**
  (reflects no deduction for
   fees, expenses or taxes)
Lipper International Funds
Objective                               -22.43%       1.74%        6.29%**
  (reflects no deduction for
   sales charges or taxes)

* Since January 7, 1992. Performance presented prior to August 12, 2000 reflects the performance of the Class A Shares of Govett International Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Class A Shares of the Govett fund. Performance results have not been adjusted for the sales charge applicable to Class A Shares of the Portfolio.

**     Since December 31, 1991.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                    INSTITUTIONAL CLASS
------------------------------------------------------------- ------------------

    Investment Advisory Fees                                         1.00%
    Distribution and Service (12b-1) Fees                            None
    Other Expenses                                                   0.73%(1)
                                                                   --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                            1.73%
    Fee Waivers and Expense Reimbursements                           0.16%
                                                                     -----
TOTAL NET OPERATING EXPENSES                                         1.57%(2)
--------------------------------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 1.57% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


    1 YEAR              3 YEARS               5 YEARS           10 YEARS
    $160                  $529                  $924             $2,028



-------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK? THE MSCI EAFE INDEX IS AN UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF THE INTERNATIONAL EQUITY MARKETS, WITHOUT CONSIDERATION OF EMERGING MARKETS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER INTERNATIONAL FUNDS OBJECTIVE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.



                                                    PROSPECTUS / August 31, 2002

46 [Logo Graphic Omitted] EMERGING MARKETS EQUITY PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
EQUITY SECURITIES LOCATED IN EMERGING MARKET COUNTRIES

SHARE PRICE VOLATILITY
HIGH

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN EQUITY SECURITIES OF ISSUERS LOCATED IN EMERGING OR DEVELOPING MARKET COUNTRIES THROUGHOUT THE WORLD

INVESTOR PROFILE
INVESTORS SEEKING LONG-TERM CAPITAL APPRECIATION WHO WANT TO DIVERSIFY THEIR PORTFOLIO BY INVESTING OVERSEAS AND WHO CAN TOLERATE THE RISKS OF INVESTING IN EMERGING MARKET COUNTRIES ]

PRINCIPAL INVESTMENT STRATEGY


The Emerging Markets Equity Portfolio seeks its investment goal by investing primarily in equity securities of issuers located in emerging market countries. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities.1 The Portfolio invests in issuers located in at least three emerging market countries. The Portfolio's Subadvisor uses the World Bank's classification system to determine the potential universe of emerging market countries. The classification system used by the World Bank, a non-governmental organization headquartered in Washington, D.C., comprised of representatives from 183 countries, covers 207 nations and non-sovereign entities that are recognized by the United Nations.

The Subadvisor applies a blend of "top-down" and "bottom-up" decision making in selecting portfolio investments. It first looks at trends in the global economy and attempts to identify countries and sectors that offer high growth potential. Then it uses extensive research and analysis to select stocks in those countries and sectors with attractive valuations and good growth potential.


Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investing in foreign countries poses additional risks since political economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect
(positively or negatively) the value of the Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The following bar chart shows changes in the performance of the Portfolio's Class A Shares for each year for nine calendar years. The Portfolio's Institutional Class has not commenced operations. In the bar chart, performance results reflect the total annual operating expenses applicable to Class A Shares. Institutional Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that the Classes do not have the same expenses. Performance results before August 12, 2000 are for the Class A Shares of the Govett Emerging Markets Equity Fund, which commenced operations on January 7, 1992 and was reorganized into the Portfolio on August 12, 2000. The performance results before that date reflect the total annual operating expenses applicable to Class A Shares of the Govett fund.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY


August 31, 2002 / PROSPECTUS

                                            EMERGING MARKETS EQUITY PORTFOLIO 47



[EDGAR REPRESENTATION OF BAR CHART:
     1993-         79.73%
     1994-        -12.70%
     1995-         -7.84%
     1996-         12.08%
     1997-        -10.40%
     1998-        -34.18%
     1999-         70.10%
     2000-        -37.22%
     2001-         -7.29%

                                  BEST QUARTER                WORST QUARTER
                                     35.00%                      -24.90%
                                   (12/31/99)                   (9/30/98) ]

For the period January 1, 2002 to June 30, 2002 the Portfolio's Class A total return was -1.27%.

This table compares the Portfolio's Class A Shares average annual total returns for the periods ended December 31, 2001, to those of the Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) and the Lipper Emerging Markets Funds Objective.


CLASS A                              1 YEAR        5 YEAR       SINCE INCEPTION
--------------------------------- ------------- -------------- -----------------
EMERGING MARKETS EQUITY
PORTFOLIO
  Return Before Taxes                 -11.65%        -11.07%        -0.34%*
  Return After Taxes On
   Distributions                      -11.79%        -11.18%        -1.29%*
  Return After Taxes On
   Distributions and Sale
   of Portfolio Shares                -7.10%         -8.43%         -0.49%*

MSCI Emerging Markets Index           -2.37%         -5.74%          3.05%**
  (reflects no deduction for
   fees, expenses or taxes)
Lipper Emerging Markets
Funds Objective                       -3.83%         -4.97%          2.43%**
  (reflects no deduction for
   sales charges or taxes)

* Since January 7, 1992. Institutional Class Shares of the Portfolio have not commenced operations. Performance results shown are for the Portfolio's Class A Shares, which are not offered by this prospectus. Institutional Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and annual returns would differ only to the extent that the Classes do not have the same expenses. Performance presented prior to August 12, 2000 reflects the performance of the Class A Shares of the Govett Emerging Markets Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Class A Shares of the Govett fund.

**       Since December 31, 1991.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes on distributions and sale of portfolio shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                         INSTITUTIONAL CLASS
--------------------------------------------------------- ----------------------
     Investment Advisory Fees                                      1.00%
     Distribution and Service (12b-1) Fees                         None
     Other Expenses                                              1.21%(1)
                                                                 --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                          2.21%
     Fee Waivers and Expense Reimbursements                        0.21%
                                                                   -----
TOTAL NET OPERATING EXPENSES                                     2.00%(2)
--------------------------------------------------------------------------------

(1) Other Expenses are based on estimated amounts for the current fiscal year. These expenses also include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 2.00% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


  1 YEAR              3 YEARS                5 YEARS                10 YEARS
   $203                $671                  $1,166                  $2,528




--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE MSCI EMERGING MARKETS INDEX IS AN UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF EQUITY MARKETS IN EMERGING MARKETS. THE PORTFOLIO ALSO COMPARES ITS PERFORMANCE TO THE LIPPER EMERGING MARKETS FUNDS OBJECTIVE, WHICH IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN INDEX OR COMPOSITE.



PROSPECTUS / August 31, 2002

48 ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK



ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK

RISKS                                                                        PORTFOLIOS AFFECTED BY THE RISKS
------------------------------------------------------------------------------------------------------------------------


EQUITY RISK-- Equity securities include publicly and privately               o  Balanced Portfolio
issued equity securities, common and preferred stocks, warrants,             o  Equity Income Portfolio
rights to subscribe to common stock and convertible securities, as           o  Value Equity Portfolio
well as instruments that attempt to track the price movement of              o  Equity Index Portfolio
equity indices.  Investments in equity securities and equity                 o  Blue Chip Equity Portfolio
derivatives in general are subject to market risks that may cause            o  Capital Growth Portfolio
their prices to fluctuate over time.  Equity derivatives may be              o  Mid-Cap Equity Portfolio
more volatile and increase portfolio risk.  The value of                     o  Small-Cap Equity Portfolio
securities convertible into equity securities, such as warrants or           o  International Equity Portfolio
convertible debt, is also affected by prevailing interest rates,             o  Emerging Markets Equity Portfolio
the credit quality of the issuer and any call provision.
Fluctuations  in the value of equity  securities  in which a mutual fund invests will cause its  portfolio's  net asset value to  fluctuate.  An  investment in a portfolio of equity securities may be more suitable for long-term  investors who can bear the risk of these share price fluctuations.
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME RISK-- The market values of fixed income investments            o  Short-Term Treasury Portfolio
change in response to interest rate changes and other factors.               o  Short-Term Bond Portfolio
During periods of falling interest rates, the values of                      o  Maryland Tax-Free Portfolio
outstanding fixed income securities generally rise.  Moreover,               o  Pennsylvania Tax-Free Portfolio
while securities with longer maturities tend to produce higher               o  Intermediate Fixed Income Portfolio
yields, the prices of longer maturity securities are also subject            o  U.S. Government Bond Portfolio
to greater market fluctuations as a result of changes in interest            o  Income Portfolio
rates.  In addition to these fundamental risks, different types of           o  Balanced Portfolio
fixed income securities may be subject to the following additional risks:
------------------------------------------------------------------------------------------------------------------------

         CALL RISK-- During periods of falling interest rates,               o  Short-Term Bond Portfolio
         certain debt obligations with high interest rates may be            o  Maryland Tax-Free Portfolio
         prepaid (or "called") by the issuer prior to maturity.              o  Pennsylvania Tax-Free Portfolio
         This may cause a Portfolio's average weighted maturity to           o  Intermediate Fixed Income Portfolio
         fluctuate and may require a Portfolio to invest the                 o  U.S. Government Bond Portfolio
         resulting proceeds at lower interest rates.                         o  Income Portfolio
                                                                             o  Balanced Portfolio
-------------------------------------------------------------------------------------------------------------------------

         CREDIT RISK-- The possibility that an issuer will be                o  Short-Term Bond Portfolio
         unable to make timely payments of either principal or               o  Maryland Tax-Free Portfolio
         interest.                                                           o  Pennsylvania Tax-Free Portfolio
                                                                             o  Intermediate Fixed Income Portfolio
                                                                             o  U.S. Government Bond Portfolio
                                                                             o  Income Portfolio
                                                                             o  Balanced Portfolio
--------------------------------------------------------------------------------------------------------------------------

         EVENT RISK-- Securities may suffer declines in credit               o  Short-Term Bond Portfolio
         quality and market value due to issuer restructurings or            o  Maryland Tax-Free Portfolio
         other factors.  This risk should be reduced because of a            o  Pennsylvania Tax-Free Portfolio
         Portfolio's multiple holdings.                                      o  Intermediate Fixed Income Portfolio
                                                                             o  U.S. Government Bond Portfolio
                                                                             o  Income Portfolio
                                                                             o  Balanced Portfolio

PROSPECTUS / August 31, 2002




                                  ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK 49



RISKS                                                                        PORTFOLIOS AFFECTED BY THE RISKS
------------------------------------------------------------------------------------------------------------------------

         MORTGAGE-BACKED SECURITIES RISK-- Mortgage-backed                   o  Short-Term Bond Portfolio
         securities are fixed income securities representing an              o  Intermediate Fixed Income Portfolio
         interest in a pool of underlying mortgage loans.  They              o  U.S. Government Bond Portfolio
         are sensitive to changes in interest rates, but may                 o  Income Portfolio
         respond to these changes differently from other fixed               o  Balanced Portfolio
         income securities due to the possibility of prepayment of
         the underlying mortgage loans.  As a result, it may not
         be possible to determine in advance the actual maturity
         date or average life of a mortgage-backed security.
         Rising interest rates tend to discourage refinancings,
         with the result that the average life and  volatility
         of the security  will  increase, exacerbating  its decrease in  market price.  When interest  rates fall, however,
         mortgage-backed  securities  may not  gain as much in
         market value because of the  expectation  of additional
         mortgage  prepayments that must be reinvested at lower
         interest  rates.  Prepayment  risk may make it difficult
         to calculate  the average  maturity of a portfolio of
         mortgage-backed  securities  and,  therefore,  to assess
         the volatility risk of that Portfolio.
------------------------------------------------------------------------------------------------------------------------


FOREIGN SECURITIES RISK-- Investments in securities of foreign               o  Small-Cap Equity Portfolio
companies or governments can be more volatile than investments in            o  International Equity Portfolio
U.S. companies or governments.  Diplomatic, political, or economic           o  Emerging Markets Equity Portfolio
developments, including nationalization or appropriation, could affect investments in foreign countries.  Foreign securities markets generally have less trading volume and less liquidity than
U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to
U.S. companies or governments.  Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest  income.  Although  in some  countries  a portion  of these  taxes are recoverable,  the non-recovered portion will reduce the income received from the securities
comprising the  Portfolio.  These various risks will be even greater for investments in emerging market countries.



                                                    PROSPECTUS / August 31, 2002




50 ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK



RISKS                                                                           PORTFOLIOS AFFECTED BY THE RISKS
------------------------------------------------------------------------------------------------------------------------


In addition to these risks, certain foreign securities may be subject to the following additional risk factor:


       CURRENCY RISK-- Investments in foreign securities                     o  Small-Cap Equity Portfolio
       denominated in foreign currencies involve additional risks,           o  International Equity Portfolio
       including:                                                            o  Emerging Markets Equity Portfolio

       o The value of a Portfolio's assets measured in U.S.
         dollars may be affected by changes in currency rates
         and in exchange control regulations.
       o A  Portfolio  may  incur  substantial  costs  in
         connection with conversions between various currencies.
       o A Portfolio may be unable to hedge against possible
         variations in foreign exchange rates or to hedge a
         specific security transaction or portfolio position.
       o Only a limited market  currently  exists for hedging
         transactions relating to currencies in certain emerging
         markets.
------------------------------------------------------------------------------------------------------------------------

TRACKING ERROR RISK-- Factors such as Portfolio expenses,                    o  Equity Index Portfolio
imperfect correlation between the Portfolio's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation.  The magnitude of any tracking error may be affected by a higher portfolio turnover rate.  Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses.  As a result, the
Portfolio, which will have expenses such as custody, management fees and other operational costs, and brokerage expenses, may not achieve its investment objective of accurately correlating to an index.



                                                    PROSPECTUS / August 31, 2002

                                           EACH PORTFOLIO'S OTHER INVESTMENTS 51



EACH PORTFOLIO'S OTHER INVESTMENTS

This prospectus describes the Portfolios' primary strategies. Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, there is no guarantee that any Portfolio will achieve its investment goal.


The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Portfolio may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Portfolio's Advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Portfolio may not be able to meet its investment goal when the Advisor is employing a temporary defensive strategy.


                                                    PROSPECTUS / August 31, 2002

52 INVESTMENT ADVISOR



INVESTMENT ADVISOR

The Portfolios' Advisor makes (or supervises the subadvisor who makes) investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of ARK Funds supervises the Advisor and Subadvisor and establishes policies that the Advisor and Subadvisor must follow in their management activities.

Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst), serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management. For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:

     U.S. TREASURY MONEY MARKET PORTFOLIO                    0.20%
     U.S. GOVERNMENT MONEY MARKET PORTFOLIO                  0.15%
     MONEY MARKET PORTFOLIO                                  0.12%
     TAX-FREE MONEY MARKET PORTFOLIO                         0.09%
     PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO            0.11%
     SHORT-TERM TREASURY PORTFOLIO                           0.33%
     SHORT-TERM BOND PORTFOLIO                               0.69%
     MARYLAND TAX-FREE PORTFOLIO                             0.49%
     PENNSYLVANIA TAX-FREE PORTFOLIO                         0.65%
     INTERMEDIATE FIXED INCOME PORTFOLIO                     0.50%
     U.S. GOVERNMENT BOND PORTFOLIO                          0.66%
     INCOME PORTFOLIO                                        0.53%
     BALANCED PORTFOLIO                                      0.56%
     EQUITY INCOME PORTFOLIO                                 0.63%
     VALUE EQUITY PORTFOLIO                                  0.87%
     EQUITY INDEX PORTFOLIO                                  0.05%
     BLUE CHIP EQUITY PORTFOLIO                              0.60%
     CAPITAL GROWTH PORTFOLIO                                0.65%
     MID-CAP EQUITY PORTFOLIO                                0.73%
     SMALL-CAP EQUITY PORTFOLIO                              0.79%
     INTERNATIONAL EQUITY PORTFOLIO                          0.68%



AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.

INVESTMENT SUBADVISOR

AIB Investment Managers Limited (AIBIM) and Govett Investment Management Limited (Govett), each an indirect majority owned subsidiary of AIB, are the Subadvisors for the International Equity Portfolio and the Emerging Markets Equity Portfolio, respectively. AIBIM and Govett provide day-to-day management services and make investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIBIM and Govett subadvisory fees from the fees it receives from the International Equity Portfolio and the Emerging Markets Equity Portfolio.

Govett and AIBIM are part of the AIB Asset Management Holdings Group ("AIBAMH") and part of a broad network of offices worldwide, with principal offices located in London, Dublin, and Singapore. These offices are supported by a global network of investment/research offices in Baltimore, Budapest, Rio de Janeiro, and Poznan. AIBAMH had, as of June 30, 2002, approximately $13 billion under management, primarily in non-U.S. funds.


PORTFOLIO MANAGERS


JAMES M. HANNAN is manager of the U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO, SHORT-TERM TREASURY PORTFOLIO and he is co-manager, with Mr. Stith, of the INCOME PORTFOLIO and the U.S. GOVERNMENT BOND PORTFOLIO. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the FIXED INCOME GROUP, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.


SUSAN L. SCHNAARS is manager of the MARYLAND TAX-FREE PORTFOLIO and PENNSYLVANIA TAX-FREE PORTFOLIO. Ms. Schnaars is also responsible for managing several large institutional accounts. She has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1992. Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant, and has more than 12 years of experience in the investment industry.


August 31, 2002 / PROSPECTUS

                                                           INVESTMENT ADVISOR 53




WILMER C. STITH III is manager of the INTERMEDIATE FIXED INCOME PORTFOLIO, and of other ARK Funds Portfolios, and is co-manager, with Mr. Hannan, of the INCOME PORTFOLIO and the U.S. GOVERNMENT BOND PORTFOLIO. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate account money market accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

CLYDE L. RANDALL II is co-manager, with Mr. Ashcroft, of the EQUITY INCOME PORTFOLIO and BLUE CHIP EQUITY PORTFOLIO, and is co-manager of another ARK Funds Portfolio. Mr. Randall has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1995. He has more than 14 years of experience in investment research and equity analysis, and is a Chartered Financial Analyst.

ALLEN J. ASHCROFT, JR. is co-manager, with Mr. Randall, of the BLUE CHIP EQUITY PORTFOLIO and EQUITY INCOME PORTFOLIO, and is co-manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1995. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.

H. GILES KNIGHT is manager of the SMALL-CAP EQUITY PORTFOLIO and is manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996 and a Senior Vice President of Allfirst since 1995. Mr. Knight has more than 30 years of experience in the investment industry.

DAVID G. ROBERTSON is manager of the MID-CAP EQUITY PORTFOLIO. Mr. Robertson has been a Vice President of AIA since 2000. He is also an equity analyst. Mr. Robertson has more than 13 years of experience in the investment industry.

THOMAS D. DEHUDY is manager of the CAPITAL GROWTH PORTFOLIO. Mr. DeHudy has been a Principal of AIA since 2001. Mr. DeHudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. Mr. DeHudy has more than 20 years of experience in investment research, and is a Chartered Financial Analyst.

J. ERIC LEO is co-manager, with Ms. Rishel, of the VALUE EQUITY PORTFOLIO and heads a Portfolio Management Team that manages the BALANCED PORTFOLIO. Through the team approach, the firm seeks consistent implementation of process and continuity in investment management staff for the Balanced Portfolio. Mr. Leo is the Chief Investment Officer of AIA and Managing Director of Equity Research. He is responsible for overseeing AIA's equity investment process. Mr. Leo has more than 30 years of experience in the investment industry.


BARBARA L. RISHEL is co-manager, with Mr. Leo, of the VALUE EQUITY PORTFOLIO. Ms. Rishel has been a Principal of AIA since 2001. She is also an equity analyst. She has more than 15 years of experience in the investment industry.


CLARENCE W. WOODS, JR. is co-manager, with Mr. Hastings, of the EQUITY INDEX PORTFOLIO. Mr. Woods has been a Vice President and Principal of, and Chief Equity Trader for, AIA since 1996. He heads the equity-trading unit. Mr. Woods has more than 17 years experience in the investment industry.


PETER C. HASTINGS is co-manager, with Mr. Woods, of the EQUITY INDEX PORTFOLIO. Mr. Hastings has been a Vice President of AIA since 1997. Mr. Hastings has more than 6 years of experience in the investment industry.


LOUISE MCGUIGAN is the manager of the INTERNATIONAL EQUITY PORTFOLIO. Ms. McGuigan has been the head of AIBIM's EAFE product line since 1998. She managed AIB Investment Managers Limited's Far East equity book before becoming a
European equity manager in 1995. Ms. McGuigan has more than 9 years of experience in the investment industry.


CALUM GRAHAM is manager of the EMERGING MARKETS EQUITY PORTFOLIO. Mr. Graham is also the Director of Govett where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 10 years of experience in the investment industry.




                                                    PROSPECTUS / August 31, 2002

54 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES




PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Institutional Class Shares of the Portfolios.

WHO CAN PURCHASE PORTFOLIO SHARES?

Institutional Class Shares are for corporations, institutions or other entities investing for their own (including as a fiduciary) or their individual customers' accounts. If you are a shareholder who obtained Institutional Class Shares through a financial institution that has been purchased by Allfirst Financial Inc., you may have to follow special procedures to transact Fund shares.


There are two ways to invest in the Portfolios:

o        Directly with ARK Funds

o        Through a financial intermediary



MINIMUM INVESTMENTS

OPENING A NEW ACCOUNT: $100,000 in any one Portfolio with an additional $150,000 within 6 months

MINIMUM BALANCE: $250,000 after 6 months

ADDITIONAL PURCHASES: any amount

Accounts of individual customers may be aggregated for this purpose.


DIRECTLY WITH ARK FUNDS

                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA  02266-8525

PURCHASE: Obtain a new account application by calling 1-800-ARK-FUND (1-800-275-3863). Complete the application and mail to ARK Funds.

Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)
SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information. The redemption price is based on the next calculation of NAV after your order is received.

EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased.

ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. A PORTFOLIO CANNOT ACCEPT CHECKS, STARTER CHECKS, THIRD-PARTY CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).


                                  BY PHONE:

                     Call 1-800-ARK-FUND (1-800-275-3863).

THROUGH A FINANCIAL INTERMEDIARY


Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. You may instruct your financial intermediary to purchase shares automatically at preset intervals. It is expected that your financial intermediary will be the record owner of shares held for your account, and that they will supply you with quarterly statements showing all account activity. Investors may be charged a fee for transactions or other services, including cash sweeps, effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.


GENERAL INFORMATION

You may purchase, sell, or exchange shares on any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the money market fund Portfolios will advance the time on any such day by which orders must be received.


A Portfolio or ARK Funds Distributors, LLC (the "Distributor") may reject any purchase or exchange order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (offering price) will be the net asset value (NAV) per share next determined after a Portfolio receives your purchase order. For the money market fund Portfolios, we expect that their NAV will remain constant at $1.00 per share.


NAV for one Portfolio share is the value of that share's portion of all the net assets in the Portfolio.


In calculating NAV, each non-money market fund Portfolio generally values its investment portfolio at its market price. If market prices are unavailable or the Portfolios think that they are unreliable, fair value prices may be determined using methods approved by the Board of Trustees.


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 55





In calculating NAV for the money market fund Portfolios, we generally value a Portfolio's investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Portfolio may value its securities at their market prices; or fair value prices may be determined using methods approved by the Board of Trustees.

Some Portfolios hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the market value of these Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares.

The Portfolios calculate their NAV at certain times each Business Day. The following table shows at what times the Portfolios calculate their NAV, and generally by what time your purchase order and Federal funds (readily available funds) must be received and accepted for your order to be effective and for you to be eligible to receive dividends declared on the day you submit your purchase. For U.S. Treasury Money Market, Tax-Free Money Market and Pennsylvania Tax-Free Money Market Portfolios, orders received and accepted after 12:00 PM Eastern time, will begin earning dividends on the next Business Day.


                                                                                         YOUR ORDER AND
                                                       NAV CALCULATED                 FUNDS RECEIVED BEFORE
PORTFOLIO                                              (EASTERN TIME)                    (EASTERN TIME)

U.S. Treasury Money Market                          12:00 PM and 4:00 PM                    12:00 PM
U.S. Government Money Market                               5:00 PM                           5:00 PM
Money Market                                               5:00 PM                           5:00 PM
Tax-Free Money Market                               12:00 PM and 4:00 PM                    12:00 PM
Pennsylvania Tax-Free Money Market                  12:00 PM and 4:00 PM                    12:00 PM





If you purchase, sell, or exchange Portfolio shares through a financial intermediary, you may have to submit your transaction request to them at an earlier time than is shown in the table above for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.


RECEIVING YOUR SALES PROCEEDS


Normally, if we receive your money market fund Portfolio sell order by the following times on any Business Day, we will wire your proceeds on that day. For the other Portfolios, if we receive your redemption request before 4:00 PM Eastern time, we will wire your proceeds via Federal funds wire on the next Business Day. The Fund reserves the right to charge wire fees to investors.


      o  U.S. Treasury Money Market Portfolio
                                12:00 PM Eastern time
      o  U.S. Government Money Market Portfolio
                                 1:30 PM Eastern time
      o  Money Market Portfolio
                                 1:30 PM Eastern time
      o  Tax-Free Money Market Portfolio
                                12:00 PM Eastern time
      o  Pennsylvania Tax-Free Money Market Portfolio
                                12:00 PM Eastern time


REDEMPTION IN KIND


Each  Portfolio  reserves the right to make  redemptions  "IN KIND" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


SUSPENSION OF YOUR RIGHT
TO SELL YOUR SHARES


A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.


MINIMUM BALANCE


If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares. Master accounts may be aggregated for the purpose of calculating minimum balances.


INFORMATION ABOUT EXCHANGING SHARES


You may exchange your shares of a Portfolio for the same class of shares of another Portfolio. When you exchange shares, you are really selling your shares and buying the other Portfolio's shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Exchanges have the same tax consequences as sales and purchases. The Fund reserves the right to terminate or modify this exchange privilege for any reason upon 60 days notice to shareholders.


An exchange between classes of a Portfolio is generally not permitted. Investors who become ineligible to hold Institutional Class Shares will have their shares exchanged for Class A Shares of the same Portfolio. The Fund will provide 30 days notice of any such exchange.



                                                    PROSPECTUS / August 31, 2002

56 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES/DISTRIBUTION OF
   PORTFOLIO SHARES



PURCHASE AND EXCHANGE RESTRICTIONS


MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and the time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.

OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.



TELEPHONE TRANSACTIONS


Purchasing, selling, and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Fund has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.


DISTRIBUTION OF PORTFOLIO SHARES

The Distributor receives no compensation for its distribution of Institutional Class Shares.

SHAREHOLDER SERVICE PLAN


The Fund has adopted a shareholder service plan for the Institutional Class Shares of each Portfolio. Institutional Class shareholder service fees, as a percentage of average daily net assets of the class, may be up to 0.15% (except Pennsylvania Tax-Free Money Market Portfolio, which may be up to 0.25%) as authorized by the Board. A portion of the shareholder service fees paid by the Institutional Class of certain Portfolios is being waived voluntarily. All or a portion of these waivers may be discontinued at any time. The following table sets forth the shareholder service fees authorized by the Board and the fees paid by each of the Portfolios for the fiscal year ended April 30, 2002:


                                                                                          FEES PAID
                                                          AUTHORIZED FEE (%)         (NET OF WAIVERS) (%)


U.S. Treasury Money Market Portfolio                             0.15                        0.08
U.S. Government Money Market Portfolio                           0.15                        0.08
Money Market Portfolio                                           0.15                        0.08
Tax-Free Money Market Portfolio                                  0.15                        0.08
Pennsylvania Tax-Free Money Market Portfolio                     0.25                        0.20
Short-Term Treasury Portfolio                                    0.15                        0.06
Short-Term Bond Portfolio                                        0.15                        0.06
Maryland Tax-Free Portfolio                                      0.15                        0.12
Pennsylvania Tax-Free Portfolio                                  0.15                        0.11
Intermediate Fixed Income Portfolio                              0.15                        0.11
U.S. Government Bond Portfolio                                   0.15                        0.11
Income Portfolio                                                 0.15                        0.12
Balanced Portfolio                                               0.15                        0.15
Equity Income Portfolio                                          0.15                        0.15
Value Equity Portfolio                                           0.15                        0.15
Equity Index Portfolio                                           0.15                        0.00
Blue Chip Equity Portfolio                                       0.15                        0.15
Capital Growth Portfolio                                         0.15                        0.15
Mid-Cap Equity Portfolio                                         0.15                        0.15
Small-Cap Equity Portfolio                                       0.15                        0.15
International Equity Portfolio                                   0.15                        0.15



August 31, 2002 / PROSPECTUS

                                            DIVIDENDS AND DISTRIBUTIONS/TAXES 57



DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared and paid according to the following schedule:

--------------------------------------------------------- ------------------------ ----------------------
                                                               FREQUENCY OF          FREQUENCY OF
                                                              DECLARATION OF          PAYMENT OF
 PORTFOLIO                                                      DIVIDENDS             DIVIDENDS
--------------------------------------------------------- ------------------------ ----------------------
U.S. Treasury Money Market Portfolio                      Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
U.S. Government Money Market Portfolio                    Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Money Market Portfolio                                    Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Tax-Free Money Market Portfolio                           Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Pennsylvania Tax-Free Money Market Portfolio              Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Short-Term Treasury Portfolio                             Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Short-Term Bond Portfolio                                 Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Maryland Tax-Free Portfolio                               Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Pennsylvania Tax-Free Portfolio                           Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Intermediate Fixed Income Portfolio                       Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
U.S. Government Bond Portfolio                            Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Income Portfolio                                          Daily                    Monthly
--------------------------------------------------------- ------------------------ ----------------------
Balanced Portfolio                                        Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ----------------------
Equity Income Portfolio                                   Monthly                  Monthly
--------------------------------------------------------- ------------------------ ----------------------
Value Equity Portfolio                                    Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ----------------------
Equity Index Portfolio                                    Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ----------------------
Blue Chip Equity Portfolio                                Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ----------------------
Capital Growth Portfolio                                  Annually                 Annually
--------------------------------------------------------- ------------------------ ----------------------
Mid-Cap Equity Portfolio                                  Quarterly                Quarterly
--------------------------------------------------------- ------------------------ ----------------------
Small-Cap Equity Portfolio                                Annually                 Annually
--------------------------------------------------------- ------------------------ ----------------------
International Equity Portfolio                            Annually                 Annually
--------------------------------------------------------- ------------------------ ----------------------
Emerging Markets Equity Portfolio                         Annually                 Annually


Each Portfolio distributes net capital gains and net gains from foreign currency transactions, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund or your financial intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolios and their shareholders. This summary is based on the current Federal tax law, which may change.


Each Portfolio will distribute substantially all of its income and net capital gains and net gains from foreign currency transactions, if any. The dividends and other distributions you receive (other than from the Tax-Free Money Market, Pennsylvania Tax-Free Money Market, Maryland Tax-Free, and Pennsylvania Tax-Free Portfolios (collectively, "Tax-Free Portfolios")) generally will be subject to Federal income taxation, whether or not you reinvest them. Income dividends and distributions of net capital gains from the sale or exchange of portfolio securities held for 12 months or less are generally taxable at ordinary income tax rates. Capital gain distributions and distributions of net gains from certain foreign currency transactions are generally taxable as long-term capital gains if the distributing Portfolio has held the assets that generated the gain for more than 12 months. A SALE OR EXCHANGE OF SHARES IS GENERALLY A TAXABLE EVENT.

The Tax-Free Portfolios intend to distribute Federally tax-exempt dividends. These Portfolios may invest a portion of their assets in securities that generate taxable income for Federal income tax purposes. Dividends exempt from Federal income tax may be subject to state and local income taxes. Any capital gains distributed by the Portfolios will be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                    PROSPECTUS / August 31, 2002

58 FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional Class Shares of the Portfolios. This information is intended to help you understand Institutional Class's financial performance for the past five years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). The information for each of the fiscal years ended April 30 and for ARK International Equity Portfolio the six-month period ended April 30, 2001 and the ten-month period ended October 31, 2000, has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors. Information shown prior to January 1, 2000 for ARK International Equity Portfolio was audited by other auditors. KPMG's report, along with each Portfolio's financial statements, is included in our most recent Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.



For a Share Outstanding Throughout the Year or Period Ended April 30,

                                REALIZED
                                  AND                                                                       RATIO OF      RATIO OF
                               UNREALIZED DISTRIBUTIONS                                  NET                   NET       EXPENSES
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS                   ASSETS,  RATIO OF   INVESTMENT   TO AVERAGE
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET         END OF    EXPENSES    INCOME TO   NET ASSETS
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END  TOTAL  PERIOD   TO AVERAGE   AVERAGE     (EXCLUDING
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD RETURN+ (000)    NET ASSETS* NET ASSETS*   WAIVERS)*


U.S. TREASURY MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS

2002     $1.00      0.03          --        (0.03)           --     $1.00      2.59% $ 249,882      0.46%       2.53%        0.58%
2001      1.00      0.05          --        (0.05)           --      1.00      5.58    259,145      0.47        5.44         0.60
2000      1.00      0.05          --        (0.05)           --      1.00      4.73    278,568      0.45        4.63         0.58
1999      1.00      0.04          --        (0.04)           --      1.00      4.58    289,930      0.45        4.47         0.59
1998      1.00      0.05          --        (0.05)           --      1.00      5.08    262,687      0.40        4.96         0.48



U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS

2002     $1.00      0.03          --        (0.03)           --     $1.00      2.63% $1,327,751     0.42%       2.56%        0.60%
2001      1.00      0.06          --        (0.06)           --      1.00      6.00   1,243,512     0.40        5.82         0.58
2000      1.00      0.05          --        (0.05)           --      1.00      5.16   1,414,772     0.41        5.05         0.59
1999      1.00      0.05          --        (0.05)           --      1.00      5.00   1,428,064     0.40        4.86         0.59
1998      1.00      0.05          --        (0.05)           --      1.00      5.42   1,285,840     0.35        5.29         0.49



MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS

2002     $1.00      0.03          --        (0.03)           --     $1.00      2.78%  $928,089      0.40%       2.56%        0.60%
2001      1.00      0.06          --        (0.06)           --      1.00      6.17    583,964      0.38        5.97         0.58
2000      1.00      0.05          --        (0.05)           --      1.00      5.37    509,229      0.38        5.25         0.58
1999      1.00      0.05          --        (0.05)           --      1.00      5.17    527,132      0.38        5.01         0.60
1998      1.00      0.05          --        (0.05)           --      1.00      5.55    226,439      0.33        5.41         0.50



TAX-FREE MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS

2002     $1.00      0.02          --        (0.02)           --     $1.00      1.77%  $69,275       0.37%       1.73%        0.61%
2001      1.00      0.04          --        (0.04)           --      1.00      3.73    62,052       0.36        3.67         0.59
2000      1.00      0.03          --        (0.03)           --      1.00      3.17    63,666       0.37        3.12         0.60
1999      1.00      0.03          --        (0.03)           --      1.00      2.99    77,896       0.36        2.95         0.60
1998      1.00      0.03          --        (0.03)           --      1.00      3.45    90,446       0.32        3.39         0.51


PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
INSTITUTIONAL CLASS
2002(1)  $1.00      0.02          --        (0.02)           --     $1.00      1.54%+ $24,051       0.57%*      1.51%*       0.76%*



August 31, 2002 / PROSPECTUS

                                                         FINANCIAL HIGHLIGHTS 59


For a Share Outstanding Throughout the Year or Period Ended April 30,

                                REALIZED
                                  AND
                               UNREALIZED DISTRIBUTIONS
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD


SHORT-TERM TREASURY PORTFOLIO
INSTITUTIONAL CLASS

2002      $10.18      0.44        0.13      (0.44)           --        $10.31
2001        9.86      0.49        0.32      (0.49)           --         10.18
2000       10.03      0.46      (0.15)      (0.46)       (0.02)          9.86
1999       10.05      0.48        0.03      (0.48)       (0.05)         10.03
1998        9.96      0.53        0.10      (0.53)       (0.01)         10.05



SHORT-TERM BOND PORTFOLIO
INSTITUTIONAL CLASS

2002      $9.99      0.45      (0.19)      (0.45)           --          $9.80
2001       9.63      0.55        0.36      (0.55)           --           9.99
2000       9.94      0.50      (0.30)      (0.50)       (0.01)           9.63
1999       9.95      0.51      (0.01)      (0.51)           --           9.94
1998       9.96      0.09      (0.01)      (0.09)           --           9.95
1998++     9.95      0.57        0.01      (0.57)           --           9.96



MARYLAND TAX-FREE PORTFOLIO
INSTITUTIONAL CLASS

2002      $9.91      0.43         0.18      (0.43)           --        $10.09
2001       9.48      0.44         0.43      (0.44)           --          9.91
2000      10.21      0.44       (0.69)      (0.44)       (0.04)          9.48
1999      10.14      0.45         0.14      (0.45)       (0.07)         10.21
1998       9.87      0.47         0.33      (0.47)       (0.06)         10.14



PENNSYLVANIA TAX-FREE PORTFOLIO
INSTITUTIONAL CLASS

2002      $9.81      0.42         0.27      (0.42)           --    $10.08
2001       9.38      0.42         0.43      (0.42)           --      9.81
2000      10.23      0.42       (0.81)      (0.42)       (0.04)      9.38
1999      10.14      0.41         0.15      (0.41)       (0.06)     10.23
1998      10.28      0.07       (0.14)      (0.07)           --     10.14
1998++    10.09      0.40         0.19      (0.40)           --     10.28



INTERMEDIATE FIXED INCOME PORTFOLIO
INSTITUTIONAL CLASS

2002      $9.85      0.51       (0.01)      (0.51)           --^    $9.84
2001       9.42      0.55        0.43       (0.55)           --      9.85
2000       9.93      0.53       (0.50)      (0.53)       (0.01)      9.42
1999      10.00      0.55       (0.02)      (0.55)       (0.05)      9.93
1998       9.80      0.60        0.23       (0.60)       (0.03)     10.00




                                     RATIO OF      RATIO OF
                   NET                   NET       EXPENSES
                  ASSETS,  RATIO OF   INVESTMENT   TO AVERAGE
                 END OF    EXPENSES    INCOME TO   NET ASSETS  PORTFOLIO
          TOTAL  PERIOD   TO AVERAGE   AVERAGE     (EXCLUDING   TURNOVER
         RETURN+ (000)    NET ASSETS* NET ASSETS*   WAIVERS)*     RATE


SHORT-TERM TREASURY PORTFOLIO
INSTITUTIONAL CLASS


2002     5.71%  $36,404        0.63%       4.30%      0.75%       65.56%
2001     8.45    35,215        0.64        4.93       0.73        80.00
2000     3.11    34,877        0.64        4.60       0.73        80.49
1999     5.24    34,088        0.63        4.79       0.72        70.64
1998     6.48    24,929        0.55        5.26       0.60       124.24


SHORT-TERM BOND PORTFOLIO
INSTITUTIONAL CLASS


2002     2.65%   $71,193       0.97%       4.54%      1.13%       79.12%
2001     9.70     76,090       0.97        5.52       1.11       107.45
2000     2.01     92,185       0.97        5.09       1.11        65.58
1999     5.15    111,127       0.97        5.14       1.11        91.22
1998     0.82+   131,669       0.97*       5.14*      1.16*      108.18
1998++   5.98    133,544       0.82        5.78       1.01       135.00


MARYLAND TAX-FREE PORTFOLIO
INSTITUTIONAL CLASS


2002     6.27%   $97,759       0.81%       4.29%      1.01%        8.72%
2001     9.34     90,210       0.81        4.50       1.00        28.94
2000    (2.37)    87,845       0.81        4.57       1.00        24.29
1999     5.86     95,046       0.76        4.35       0.99        30.83
1998     8.15     83,215       0.68        4.62       0.77        22.40


PENNSYLVANIA TAX-FREE PORTFOLIO
INSTITUTIONAL CLASS


2002     7.18%  $160,333       0.95%       4.22%      1.00%       16.15%
2001     9.25    160,833       0.96        4.38       1.00        25.67
2000    (3.88)   160,664       0.96        4.32       1.00        30.92
1999     5.56    224,480       0.92        4.01       1.00        43.46
1998    (0.66)+  215,182       0.84*       3.84*      0.91*        3.50
1998++   6.68    195,322       0.80        4.43       1.00        57.00


INTERMEDIATE FIXED INCOME PORTFOLIO
INSTITUTIONAL CLASS


2002     5.18%  $130,235       0.82%       5.11%      0.97%       83.47%
2001    10.72    129,531       0.80        5.75       0.95        36.26
2000     0.32    114,554       0.81        5.52       0.96        29.28
1999     5.40    100,419       0.77        5.49       0.95        52.87
1998     8.65     84,328       0.69        6.02       0.87        41.63





 + Returns are for the period indicated and have not been annualized. ++ Period ended February 28.
 *  Annualized.
 ^  Amount rounds to less then $0.01.
(1) Commenced operations on May 1, 2001.


                                                    PROSPECTUS / August 31, 2002

60 FINANCIAL HIGHLIGHTS



For a Share Outstanding Throughout the Year or Period Ended April 30,

                                REALIZED
                                  AND
                               UNREALIZED DISTRIBUTIONS
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD


U.S. GOVERNMENT BOND PORTFOLIO
INSTITUTIONAL CLASS

2002     $9.72      0.51         0.03      (0.51)           --       $9.75
2001      9.27      0.53         0.45      (0.53)           --        9.72
2000      9.78      0.51       (0.51)      (0.51)           --        9.27
1999      9.85      0.54       (0.07)      (0.54)           --        9.78
1998      9.85      0.10           --      (0.10)           --        9.85
1998++    9.82      0.67         0.03      (0.67)           --        9.85



INCOME PORTFOLIO
INSTITUTIONAL CLASS

2002     $9.96      0.54         0.08      (0.53)       (0.02)      $10.03
2001      9.51      0.60         0.45      (0.60)           --        9.96
2000     10.08      0.56       (0.57)      (0.56)           --        9.51
1999     10.25      0.59       (0.17)      (0.59)           --       10.08
1998      9.82      0.61         0.43      (0.61)           --       10.25



BALANCED PORTFOLIO
INSTITUTIONAL CLASS

2002     $14.47      0.26       (1.55)      (0.27)          --      $12.91
2001      16.90      0.35       (1.48)      (0.35)      (0.95)       14.47
2000      14.64      0.28        2.90       (0.26)      (0.66)       16.90
1999      13.24      0.28        2.03       (0.28)      (0.63)       14.64
1998      11.43      0.30        3.04       (0.30)      (1.23)       13.24



EQUITY INCOME PORTFOLIO
INSTITUTIONAL CLASS

2002     $11.34      0.16       (0.99)      (0.16)      (0.05)      $10.30
2001      12.00      0.20         0.42      (0.20)      (1.08)       11.34
2000      12.05      0.20         0.38      (0.20)      (0.43)       12.00
1999      12.52      0.25         0.22      (0.25)      (0.69)       12.05
1998      10.67      0.31         3.06      (0.31)      (1.21)       12.52



VALUE EQUITY PORTFOLIO
INSTITUTIONAL CLASS

2002     $11.30      0.04       (1.09)      (0.04)       (0.77)       $9.44
2001      14.11      0.02       (0.86)      (0.02)       (1.95)       11.30
2000      15.22      0.26         1.40      (0.26)       (2.51)       14.11
1999      14.59      0.08         1.36      (0.09)       (0.72)       15.22
1998      14.00      0.01         0.62      (0.01)       (0.03)       14.59
1998++    11.91      0.15         3.45      (0.15)       (1.36)       14.00




                                          RATIO OF      RATIO OF
                    NET                      NET       EXPENSES
                   ASSETS,    RATIO OF   INVESTMENT   TO AVERAGE
                   END OF     EXPENSES    INCOME TO   NET ASSETS   PORTFOLIO
          TOTAL    PERIOD    TO AVERAGE   AVERAGE     (EXCLUDING   TURNOVER
         RETURN+   (000)     NET ASSETS*  NET ASSETS*   WAIVERS)*     RATE


U.S. GOVERNMENT BOND PORTFOLIO
INSTITUTIONAL CLASS


2002      5.65%   $101,291      0.96%       5.22%        1.10%     36.05%
2001     10.88     128,041      0.96        5.62         1.09      36.75
2000      0.04     166,837      0.96        5.38         1.09       6.62
1999      4.82     255,329      0.93        5.43         1.10     102.27
1998      1.02+    265,616      0.88*       6.04*        1.06*     13.77
1998++    7.40     264,565      0.79        6.88         0.98     431.00


INCOME PORTFOLIO
INSTITUTIONAL CLASS


2002      6.33    $263,802      0.83%       5.32%        0.96%    142.61%
2001     11.28     372,036      0.82        6.09         0.94     339.82
2000     (0.01)    343,260      0.82        5.82         0.94     328.20
1999      4.22     356,482      0.78        5.77         0.94      50.41
1998     10.84     322,304      0.73        6.05         0.77     154.87


BALANCED PORTFOLIO
INSTITUTIONAL CLASS


2002     (8.98)%  $248,726      0.91%       1.88%        1.01%     50.05%
2001     (6.93)    300,818      0.91        2.18         1.01      36.26
2000     22.39     348,332      0.90        1.95         1.00      54.46
1999     18.17     118,395      0.85        2.12         1.00      56.70
1998     30.95      96,858      0.79        2.44         0.83      71.58


EQUITY INCOME PORTFOLIO
INSTITUTIONAL CLASS


2002     (7.34)%   $72,005      1.00%       1.52%        1.08%     42.83%
2001      5.42      78,666      0.99        1.70         1.06      21.41
2000      5.40      83,473      0.98        1.83         1.05      41.43
1999      4.17     101,104      0.91        2.10         1.04      56.03
1998     33.04     106,643      0.84        2.58         0.97      39.88


VALUE EQUITY PORTFOLIO
INSTITUTIONAL CLASS


2002     (9.52)%  $245,727      1.21%       0.34%        1.35%     21.81%
2001     (5.96)    310,803      1.20        0.17         1.33       9.63
2000     10.87     428,675      1.20        0.16         1.34      25.00
1999     10.48     536,827      1.14        0.58         1.34      32.21
1998      4.51+    645,202      1.08*       0.65*        1.20*      4.34
1998++   31.64     577,154      1.00        1.17         1.20      30.00



August 31, 2002 / PROSPECTUS

                                                         FINANCIAL HIGHLIGHTS 61



For a Share Outstanding Throughout the Year or Period Ended April 30,

                                REALIZED
                                  AND
                               UNREALIZED DISTRIBUTIONS
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM       RETURN
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL        OF
       OF PERIOD    INCOME     INVESTMENTS                 GAINS       CAPITAL


EQUITY INDEX PORTFOLIO
INSTITUTIONAL CLASS

2002     $10.45      0.11      (1.42)       (0.11)          --           --
2001      14.83      0.12      (1.77)       (0.13)      (2.60)           --
2000      13.87      0.14        1.26       (0.14)      (0.30)           --
1999      11.59      0.14        2.41       (0.14)      (0.13)           --
1998(1)   10.00      0.08        1.58       (0.07)          --           --


BLUE CHIP EQUITY PORTFOLIO
2002     $19.89      0.04      (3.89)       (0.04)          --           --
2001      23.60      0.07      (3.15)       (0.07)      (0.56)           --
2000      20.00      0.08        3.97       (0.07)      (0.38)           --
1999      17.01      0.10        3.41       (0.12)      (0.40)           --
1998      12.39      0.14        4.70       (0.13)      (0.09)           --


CAPITAL GROWTH PORTFOLIO
INSTITUTIONAL CLASS

2002     $19.07    (0.02)      (5.05)           --          --           --
2001      26.13      0.04      (5.19)       (0.02)      (1.89)           --
2000      18.71    (0.03)        9.31           --      (1.86)           --
1999      14.90    (0.01)        4.33           --      (0.51)           --
1998      11.92      0.02        4.96       (0.04)      (1.96)           --


MID-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS

2002     $13.19    (0.02)      (0.54)           --          --           --
2001      17.92    (0.02)      (1.11)           --      (3.60)           --
2000      14.70    (0.04)        5.30           --      (2.04)           --
1999      14.11      0.01        1.16       (0.01)      (0.57)           --
1998      10.17      0.04        4.61       (0.04)      (0.67)           --


SMALL-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS

2002     $17.15    (0.04)        0.83       (0.01)          --           --
2001      23.24    (0.01)      (2.03)          --       (4.03)       (0.02)
2000      12.65    (0.08)       15.39          --       (4.72)           --
1999      11.86    (0.05)        1.17          --       (0.33)           --
1998       8.53    (0.02)        3.97          --       (0.62)           --



                                                RATIO OF     RATIO OF
                              NET                  NET       EXPENSES
                            ASSETS,  RATIO OF  INVESTMENT   TO AVERAGE
        NET ASSET          END OF    EXPENSES  INCOME TO   NET ASSETS  PORTFOLIO
        VALUE, END  TOTAL   PERIOD  TO AVERAGE   AVERAGE   (EXCLUDING   TURNOVER
        OF PERIOD  RETURN+  (000)   NET ASSETS* NET ASSETS*   WAIVERS)*   RATE


EQUITY INDEX PORTFOLIO
INSTITUTIONAL CLASS


2002    $9.03    (12.59)%    $95,487    0.25%     1.12%       0.59%      31.17%
2001    10.45    (12.34)     100,495    0.25      0.94        0.56       44.36
2000    14.83     10.25      151,157    0.25      1.03        0.59       58.81
1999    13.87     22.37       86,911    0.23      1.20        0.61       34.04
1998(1) 11.59     16.71+      45,531    0.20*     1.43*       0.62*       49.56


BLUE CHIP EQUITY PORTFOLIO


2002   $16.00    (19.38)%   $208,327    0.96%     0.23%       1.05%      40.45%
2001    19.89    (13.20)     235,562    0.96      0.35        1.06       31.66
2000    23.60     20.45      211,534    0.97      0.39        1.08       40.58
1999    20.00     21.07      129,720    0.91      0.63        1.07       38.78
1998    17.01     39.34       67,060    0.81      0.96        0.89       26.32


CAPITAL GROWTH PORTFOLIO
INSTITUTIONAL CLASS


2002   $14.00    (26.59)%   $138,331    1.00%     (0.14)%     1.05%     201.73%
2001    19.07    (20.32)     175,559    1.00       0.20       1.06       90.32
2000    26.13     51.36      193,827    1.00      (0.18)      1.06      113.74
1999    18.71     29.51       90,042    0.94      (0.07)      1.04      118.46
1998    14.90     45.19       50,615    0.84       0.13       0.88      174.55


MID-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS


2002   $12.63    (4.25)%     $90,179    1.11%     (0.13)%     1.18%     105.88%
2001    13.19    (6.55)      95,317     1.10      (0.20)      1.17       95.51
2000    17.92     38.90      92,253     1.11      (0.26)      1.18       55.90
1999    14.70      8.76      63,648     1.06       0.04       1.18       61.81
1998    14.11     46.92      55,280     0.97       0.31       1.06       38.30


SMALL-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS


2002   $17.93     4.58%     $82,922     1.17%      (0.27)%    1.18%      266.74%
2001    17.15   (10.05)      85,286     1.15       (0.14)     1.17       359.60
2000    23.24   126.42       81,375     1.19       (0.49)     1.21       753.31
1999    12.65     9.89       30,562     1.16       (0.48)     1.23       733.14
1998    11.86    47.93       27,372     0.98       (0.24)     1.02       410.72



 + Returns are for the period indicated and have not been annualized. ++ Period ended February 28.
 *  Annualized.
 ^  Amount rounds to less than $0.01.
(1) Commenced operations on October 1, 1997.



                                                    PROSPECTUS / August 31, 2002

62 FINANCIAL HIGHLIGHTS



For a Share Outstanding Throughout the Year or Period Ended April 30,

                                REALIZED
                                  AND
                               UNREALIZED DISTRIBUTIONS
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD



INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL CLASS

2002       $9.38     0.03       (1.16)      (0.02)           --      $8.23
2001(1)    11.02    (0.02)      (1.06)      (0.04)       (0.52)       9.38
2000(2)    17.18    (0.01)      (2.92)         --        (3.23)      11.02
1999(3)    15.05    (0.03)       4.18          --        (2.02)      17.18
1998(3)(4)17.28     (0.03)      (0.17)         --        (2.03)      15.05



                                              RATIO OF      RATIO OF
                        NET                     NET       EXPENSES
                       ASSETS,  RATIO OF     INVESTMENT   TO AVERAGE
                      END OF    EXPENSES      INCOME TO   NET ASSETS   PORTFOLIO
            TOTAL     PERIOD   TO AVERAGE     AVERAGE     (EXCLUDING   TURNOVER
           RETURN+     (000)    NET ASSETS*   NET ASSETS*   WAIVERS)*    RATE


INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL CLASS


2002       (12.08)%    $24,793    1.39%       0.32%       1.73%     52.80%
2001(1)    (10.21)+     33,101    1.41*      (0.07)*      1.46*     15.09
2000(2)    (18.85)+     42,058    1.71*      (0.51)*      1.96*    196.30
1999(3)     28.25        8,419    2.00       (0.17)       2.98      41.00
1998(3)(4)  (1.15)+      6,678    1.75*      (0.47)*      2.90*    109.00


 +  Returns  are for the  period  indicated  and  have  not  been  annualized.
 *  Annualized.

(1) For the six-month period ended April 30.
(2) For the period ended October 31.
(3) For the years ended December 31.
(4) Commenced operations on July 24, 1998.



August 31, 2002

[NOTES]

[NOTES]

                                 [LOGO GRAPHIC OMITTED]ARK FUNDS



MORE INFORMATION ABOUT ARK FUNDS


MORE  INFORMATION  ABOUT THE PORTFOLIOS IS AVAILABLE  WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL
INFORMATION (SAI)


The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL:  Write to us at: ARK FUNDS
                          P.O. Box 8525
                          Boston, MA  02266-8525


FROM OUR WEBSITE:  www.arkfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.



[MARGIN CALLOUT:

INVESTMENT ADVISOR


ALLIED INVESTMENT ADVISORS, INC.
100 E. Pratt Street
17th Floor
Baltimore, MD  21202


INVESTMENT SUBADVISORS
(International Equity Portfolio and
Emerging Markets Equity Portfolio)

AIB INVESTMENT MANAGERS LIMITED
Percy Place
Dublin 4 Ireland

GOVETT INVESTMENT MANAGEMENT LIMITED
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR



DISTRIBUTOR


ARK FUNDS DISTRIBUTORS, LLC
Two Portland Square
Portland, ME 04101


LEGAL COUNSEL

KIRKPATRICK & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC  20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA  02110 ]

[LOGO GRAPHIC OMITTED] ARK FUNDS (R)
                       100 E. PRATT STREET, 15TH FLOOR Mail Code 104-410 BALTIMORE, MD 21202

                    We are pleased to send you this Prospectus for the Institutional Class of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.















ARK-PS-007-0802                                             [Graphic Omitted]
                                                                 RECYCLED
                                                                  CONTENT

[LOGO GRAPHIC OMITTED]ARK FUNDS(R) CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.


               AUGUST 31, 2002    INSTITUTIONAL II CLASS PROSPECTUS


                                U.S. TREASURY MONEY MARKET PORTFOLIO

                                 U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                  MONEY MARKET PORTFOLIO

                                   TAX-FREE MONEY MARKET PORTFOLIO

                                    PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO







                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

INTRODUCTION - INFORMATION
COMMON TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Portfolio has its own investment goal and strategies for reaching that goal. The investment advisor invests each Portfolio's assets in a way that it believes will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments.


A Portfolio share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

THE PORTFOLIOS TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THIS GOAL.


HOW TO READ THIS PROSPECTUS

ARK Funds is a mutual fund family that offers shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional II Class Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

CONTENTS


U.S. TREASURY MONEY MARKET PORTFOLIO.........................................2

U.S. GOVERNMENT MONEY MARKET PORTFOLIO.......................................4

MONEY MARKET PORTFOLIO.......................................................6

TAX-FREE MONEY MARKET PORTFOLIO..............................................8

PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO................................10

INVESTMENT ADVISOR..........................................................12

PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES........................13

DISTRIBUTION AND SERVICE PLAN...............................................15

SHAREHOLDER SERVICE PLAN....................................................15

DIVIDENDS AND DISTRIBUTIONS.................................................15

TAXES.......................................................................15

FINANCIAL HIGHLIGHTS........................................................16

MORE INFORMATION ABOUT ARK FUNDS.............................INSIDE BACK COVER


Investment Advisor:
ALLIED INVESTMEST ADVISORS, INC.

The  Securities  and Exchange  Commission  (SEC) has not approved or disapproved
these  securities  or  passed  upon  the  adequancy  of  this  prospectus.   Any
representation to the contrary is a criminal offense.



                                                   PROSPECTUS / August 31, 2002

2 [LOGO GRAPHIC OMITTED] U.S. TREASURY MONEY MARKET PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711780
SYMBOL:  ARMXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. TREASURY SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN U.S. TREASURY OBLIGATIONS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Treasury Money Market Portfolio seeks its investment goal by investing in U.S. Treasury bills, notes and bonds.1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Treasury obligations.1 The Portfolio limits its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law.August 31, 2002 / PROSPECTUS


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. Treasury securities are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional II Class Shares for each year for six calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
           1996-      4.90%
           1997-      4.98%
           1998-      4.77%
           1999-      4.33%
           2000-      5.53%
           2001-      3.71%

                                  BEST QUARTER        WORST QUARTER
                                     1.43%                0.57%
                                   (12/31/00)           (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional II Class total return was 0.70%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.


August 31, 2002 / PROSPECTUS

                                          U.S. TREASURY MONEY MARKET PORTFOLIO 3





This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. 100% U.S. Treasury Average.


INSTITUTIONAL II CLASS           1 YEAR          5 YEAR        SINCE INCEPTION
------------------------------ ------------ ------------------ -----------------
U.S. TREASURY MONEY
MARKET PORTFOLIO                   3.71%           4.66%             4.74%*

IMONEYNET, INC. 100%
U.S. TREASURY AVERAGE              4.39%           4.46%             4.59%**


 *      Since July 28, 1995.
**      Since July 31, 1995.


PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


                        INSTITUTIONAL II CLASS
-------------------------------------------------------------------
    Investment Advisory Fees                           0.25%
    Distribution and Service (12b-1) Fees              0.15%
    Other Expenses                                     0.19%
                                                    --------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              0.59%
    Fee Waivers and Expense Reimbursements             0.02%
                                                    --------
TOTAL NET OPERATING EXPENSES                           0.57%(1)


(1) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.57% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution and Service Plan."



EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


 1 YEAR                3 YEARS               5 YEARS               10 YEARS
  $58                   $187                  $327                   $736





--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. 100% U.S. TREASURY AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.





                                                    PROSPECTUS / August 31, 2002

4 [LOGO GRAPHIC OMITTED] U.S. GOVERNMENT MONEY MARKET PORTFOLIO




[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711772
SYMBOL:  AIIXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM U.S. GOVERNMENT SECURITIES

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN U.S. GOVERNMENT OBLIGATIONS AND REPURCHASE AGREEMENTS

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Money Market Portfolio seeks its investment goal by investing in obligations issued by the U.S. government and its agencies and instrumentalities and repurchase agreements. Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. government securities and repurchase agreements backed by such instruments.1

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional II Class Shares for each year for six calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
           1996-    5.13%
           1997-    5.28%
           1998-    5.18%
           1999-    4.76%
           2000-    6.03%
           2001-    3.74%

                                  BEST QUARTER                WORST QUARTER
                                     1.56%                    0.53%
                                   (12/31/00)                 (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional II Class total return was 0.78%.


--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN NOTICE OF ANY CHANGE IN THIS POLICY.



August 31, 2002 / PROSPECTUS

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. Government Institutions Average.


INSTITUTIONAL II CLASS            1 YEAR           5 YEAR       SINCE INCEPTION
------------------------------ -------------- --------------   -----------------
U.S. GOVERNMENT MONEY
MARKET PORTFOLIO                  3.74%            5.00%            5.06%*
IMONEYNET, INC.

GOVERNMENT INSTITUTIONS
AVERAGE                           4.69%            4.83%            4.99%**


 *      Since July 28, 1995.
**      Since July 31, 1995.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                             INSTITUTIONAL II CLASS
------------------------------------------------------------------------------

     Investment Advisory Fees                                  0.25%
     Distribution and Service (12b-1) Fees                     0.15%
     Other Expenses                                            0.20%
                                                               -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                      0.60%
     Fee Waivers and Expense Reimbursements                    0.10%
                                                               -----
TOTAL NET OPERATING EXPENSES                                   0.50%(1)

(1) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.50% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution and Service Plan."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


1 YEAR               3 YEARS               5 YEARS              10 YEARS
 $51                  $182                  $325                  $740




--------------------------------------------------------------------------------

WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. GOVERNMENT INSTITUTIONS AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.






                                                    PROSPECTUS / August 31, 2002

6 [LOGO GRAPHIC OMITTED] MONEY MARKET PORTFOLIO


[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711764
SYMBOL:  AKIXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM MONEY MARKET INSTRUMENTS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN HIGH-QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING CURRENT INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY

The Money Market Portfolio seeks its investment goal by investing primarily in high-quality, short-term U.S. dollar-denominated debt securities issued by corporations, the U.S. government and banks, including U.S. and foreign branches of U.S. banks and U.S. branches of foreign banks. At least 95% of such securities are rated in the highest rating category by two or more nationally recognized statistical rating organizations.


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional II Class Shares for each year for six calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
      1996 -            5.26%
      1997 -            5.43%
      1998 -            5.34%
      1999 -            4.97%
      2000 -            6.18%
      2001 -            3.94%
                                  BEST QUARTER              WORST QUARTER
                                     1.59%                    0.55%
                                   (12/31/00)               (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional II Class total return was 0.84%.



August 31, 2002 / PROSPECTUS

                                                        MONEY MARKET PORTFOLIO 7


This table compares the Portfolio's average annual total returns for the periods
ended  December  31,  2001,  to  those  of  the   iMoneyNet,   Inc.  First  Tier
Institutional Average.


INSTITUTIONAL II CLASS                1 YEAR      5 YEAR     SINCE INCEPTION
------------------------------------ ---------- ----------- -----------------

MONEY MARKET PORTFOLIO
                                       3.94%       5.17%        5.23%*
IMONEYNET, INC.
FIRST TIER INSTITUTIONAL
AVERAGE                                4.91%       5.04%        5.20%**


 * Since July 21, 1995.
** Since July 31, 1995.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                        INSTITUTIONAL II CLASS
------------------------------------------------- ------------------------
     Investment Advisory Fees                               0.25%
     Distribution and Service (12b-1) Fees                  0.15%
     Other Expenses                                         0.20%
                                                            -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   0.60%
     Fee Waivers and Expense Reimbursements                 0.12%
                                                            -----
TOTAL NET OPERATING EXPENSES                                0.48%(1)

----------------------------------------------------------------------------

(1) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.48% until August 31, 2003.


For more information about fees, see "Investment Advisor" and "Distribution and Service Plan."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


1 YEAR           3 YEARS               5 YEARS              10 YEARS
 $49              $180                  $323                  $739



----------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S  BENCHMARK?THE IMONEYNET,  INC. FIRST TIER INSTITUTIONAL
AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.




                                                    PROSPECTUS / August 31, 2002

8 [LOGO GRAPHIC OMITTED] TAX-FREE MONEY MARKET PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:  040711756
SYMBOL:  AFIXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM,  HIGH-QUALITY  MUNICIPAL MONEY MARKET  OBLIGATIONS

SHARE PRICE  VOLATILITY
VERY LOW

PRINCIPAL  INVESTMENT
STRATEGY
INVESTING IN TAX-EXEMPT  MONEY MARKET  SECURITIES

INVESTOR  PROFILE
CONSERVATIVE INVESTORS SEEKING INCOME THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The Tax-Free Money Market Portfolio seeks its investment goal by investing in high quality, short-term municipal money market instruments that pay interest that is exempt from Federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the 50 states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio is well diversified among issuers and comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality. The Portfolio maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax).


In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing how returns can differ from year to year and by comparing the Portfolio's performance with that of a comparable market index. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional II Class Shares for each year for six calendar years.

[EDGAR REPRESENTATION OF BAR CHART:
      1996 -       3.20%
      1997 -       3.36%
      1998 -       3.14%
      1999 -       2.87%
      2000 -       3.71%
      2001 -       2.39%
                                  BEST QUARTER                WORST QUARTER
                                     0.99%                        0.37%
                                   (12/31/00)                   (12/31/01) ]

For the period January 1, 2002 to June 30, 2002, the Portfolio's Institutional II Class total return was 0.53%.

August 31, 2002 / PROSPECTUS

                                               TAX-FREE MONEY MARKET PORTFOLIO 9



This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001, to those of the iMoneyNet, Inc. Tax-Free Institutional Average.


INSTITUTIONAL II CLASS              1 YEAR         5 YEAR       SINCE INCEPTION
---------------------------------- ---------- ---------------- -----------------

TAX-FREE MONEY
MARKET PORTFOLIO                     2.39%          3.09%           3.15%*

IMONEYNET, INC.
TAX-FREE INSTITUTIONAL
AVERAGE                              3.00%          3.06%           3.14%**

 *       Since July 28, 1995.
**       Since July 31, 1995.


PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                       INSTITUTIONAL II CLASS
--------------------------------------------------- ------------------------
Investment Advisory Fees                                0.25%
Distribution and Service (12b-1) Fees                   0.15%
Other Expenses                                          0.21%
                                                        -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               0.61%
Fee Waivers and Expense Reimbursements                  0.15%
                                                        -----
TOTAL NET OPERATING EXPENSES                            0.46%(1)

(1) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.46% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution and Service Plan."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


  1 YEAR             3 YEARS              5 YEARS             10 YEARS
   $47                $180                 $325                 $748





--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO'S BENCHMARK?THE IMONEYNET, INC. TAX-FREE INSTITUTIONAL AVERAGE IS A COMPOSITE OF MONEY MARKET MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE PORTFOLIO'S GOALS. INVESTMENTS CANNOT BE MADE IN AN AVERAGE.




                                                    PROSPECTUS / August 31, 2002

10 [LOGO GRAPHIC OMITTED] PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO



[MARGIN CALLOUT:
SUMMARY

CUSIP:  040711228
SYMBOL:  ARAXX


INVESTMENT GOAL
MAXIMIZING CURRENT INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA PERSONAL INCOME TAXES AND PROVIDING LIQUIDITY AND SECURITY OF PRINCIPAL

INVESTMENT FOCUS
SHORT-TERM, HIGH-QUALITY PENNSYLVANIA MUNICIPAL MONEY MARKET OBLIGATIONS

SHARE PRICE VOLATILITY
VERY LOW

PRINCIPAL INVESTMENT STRATEGY
INVESTING IN PENNSYLVANIA TAX-EXEMPT MONEY MARKET SECURITIES

INVESTOR PROFILE
CONSERVATIVE INVESTORS SEEKING INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA PERSONAL INCOME TAXES THROUGH A LOW-RISK, LIQUID INVESTMENT ]

PRINCIPAL INVESTMENT STRATEGY


The Pennsylvania Tax-Free Money Market Portfolio seeks its investment goal by investing in high-quality, short-term municipal money market instruments that pay interest that is exempt from Federal and Pennsylvania personal income taxes. The principal issuers of these securities may be state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio has a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax including the Federal alternative minimum tax, and Pennsylvania state income tax. The Portfolio is comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized statistical rating organizations or determined by the Advisor to be of equal credit quality.

In selecting securities for the Portfolio, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Portfolio. In addition, the Portfolio may only purchase securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Portfolio's securities must have remaining maturities of 397 days or less, and the Portfolio must have a dollar-weighted average maturity of 90 days or less.


PRINCIPAL RISKS

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Portfolio's concentration of investments in securities of issuers located in Pennsylvania subjects the Portfolio to the effects of economic and government policies of Pennsylvania. This Portfolio may be riskier than mutual funds that buy securities of issuers in numerous states.


PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after the Portfolio has completed its first full calendar year of operations.


August 31, 2002 / PROSPECTUS

                                 PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO 11



PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                           INSTITUTIONAL II CLASS
------------------------------------------------------------  ----------------

Investment Advisory Fees                                        0.25%
Distribution and Service (12b-1) Fees                           0.15%
Other Expenses                                                  0.46%(1)
                                                                -----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       0.86%
Fee Waivers and Expense Reimbursements                          0.28%
                                                                -----
TOTAL NET OPERATING EXPENSES                                    0.58%(2)


(1) Other Expenses include shareholder service fees of 0.20%. A portion of this fee is being waived voluntarily. This waiver may be discontinued at any time. With this waiver, the Portfolio's actual shareholder service fee is 0.05%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses to keep total operating expenses from exceeding 0.58% until August 31, 2003.

For more information about fees, see "Investment Advisor" and "Distribution and Service Plan."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


  1 YEAR            3 YEARS          5 YEARS            10 YEARS
   $59               $246             $449               $1,035






                                                    PROSPECTUS / August 31, 2002

12 INVESTMENT ADVISOR





INVESTMENT ADVISOR

The Portfolios' Advisor makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs.

The Board of Trustees of ARK Funds supervises the Advisor and establishes policies that the Advisor must follow in its management activities.

Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst), serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management. For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:

     U.S. TREASURY MONEY MARKET PORTFOLIO                       0.20%

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO                     0.15%

     MONEY MARKET PORTFOLIO                                     0.12%

     TAX-FREE MONEY MARKET PORTFOLIO                            0.09%

     PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO               0.11%

AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.


PORTFOLIO MANAGER


JAMES M. HANNAN is manager of each Portfolio and other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan is a Managing Director of AIA, the manager of the Fixed Income Group, and has been a Portfolio Manager since 1996 and a Vice President of Allfirst since 1987. He has more than 15 years of experience in the investment industry.




August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 13



PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Institutional II Class Shares of the Portfolios.

WHO CAN PURCHASE PORTFOLIO SHARES?

Institutional II Class Shares are for corporations, institutions or other entities investing for their own (including as a fiduciary) or their individual customers' accounts.

There are two ways to invest in the Portfolios:

o        Directly with ARK Funds

o        Through a financial intermediary



MINIMUM INVESTMENTS

OPENING A NEW ACCOUNT:     $1,000,000

MINIMUM BALANCE:    $500,000

ADDITIONAL PURCHASES:     ANY AMOUNT


DIRECTLY WITH ARK FUNDS

                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA 02266-8525

PURCHASE: Obtain a new account application and information by calling 1-800-ARK-FUND (1-800-275-3863). Complete and mail to ARK Funds.


Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)

SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information. The redemption price is based on the next calculation of NAV after your order is received.

EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased.

ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. A PORTFOLIO CANNOT ACCEPT CHECKS, STARTER CHECKS, THIRD-PARTY CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).


                                  BY PHONE:

                    Call 1-800-ARK-FUND (1-800-275-3863).

THROUGH A FINANCIAL INTERMEDIARY

Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. You may instruct your financial intermediary to purchase shares automatically at preset intervals. It is expected that your financial intermediary will be the record owner of shares held for your account, and that they will supply you with quarterly statements showing all account activity. Investors may be charged a fee for transactions or other services, including cash sweeps, effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.

GENERAL INFORMATION

You may purchase, sell, or exchange shares on any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day). When the NYSE or Federal Reserve close early, the Portfolios will advance the time on any such day by which orders must be received.


A Portfolio or ARK Funds Distributors, LLC (the "Distributor") may reject any purchase or exchange order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.


The price per share (offering price) will be the net asset value (NAV) per share next determined after a Portfolio receives your purchase order. We expect that the NAV of the Portfolios will remain constant at $1.00 per share.

NAV for one Portfolio share is the value of that share's portion of all the net assets in the Portfolio. In calculating NAV for the Portfolios, we generally value a Portfolio's investment portfolio using the amortized cost valuation method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Portfolio may value its securities at their market prices; or fair value prices may be determined using methods approved by the Board of Trustees.


The Portfolios calculate their NAV at certain times each Business Day. The following table shows at what times the


                                                    PROSPECTUS / August 31, 2002

14 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES




Portfolios calculate their NAV, and generally by what time your purchase order and Federal funds (readily available funds) must be received and accepted for you to be eligible to receive dividends declared on the day you submit your purchase. For U.S. Treasury Money Market, Tax-Free Money Market, and Pennsylvania Tax-Free Money Market Portfolios, orders received and accepted after 12:00 PM Eastern time will begin earning dividends on the next Business Day.


                                                          YOUR ORDER AND
                               NAV CALCULATED           FUNDS RECEIVED BEFORE
PORTFOLIO                      (EASTERN TIME)               (EASTERN TIME)

U.S. Treasury
Money Market               12:00 PM and 4:00 PM               12:00 PM

U.S. Government
Money Market                      5:00 PM                      5:00 PM

Money Market                      5:00 PM                      5:00 PM

Tax-Free Money Market      12:00 PM and 4:00 PM               12:00 PM

Pennsylvania Tax-Free      12:00 PM and 4:00 PM               12:00 PM
Money Market



If you purchase, sell, or exchange Portfolio shares through a financial intermediary, you may have to submit your transaction request to them at an earlier time than is shown in the table above for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.

RECEIVING YOUR SALES PROCEEDS

Normally, if we receive your sell order by the following times on any Business Day, we will wire your proceeds on that day. The Fund reserves the right to charge wire fees to investors.

        o  U.S. TREASURY MONEY MARKET PORTFOLIO
                                   12:00 PM EASTERN TIME

        o  U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                    1:30 PM EASTERN TIME

        o  MONEY MARKET PORTFOLIO
                                    1:30 PM EASTERN TIME

        o  TAX-FREE MONEY MARKET PORTFOLIO
                                   12:00 PM EASTERN TIME

        o  PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
                                   12:00 PM EASTERN TIME

REDEMPTION IN KIND


Each  Portfolio  reserves the right to make  redemptions  "IN KIND" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.


SUSPENSION OF YOUR RIGHT
TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE

If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares.

INFORMATION ABOUT EXCHANGING SHARES

Your may exchange your shares of a Portfolio for the same class of shares of another Portfolio. When you exchange shares, you are really selling your shares and buying the other Portfolio's shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Exchanges have the same tax consequences as sales and purchases. The Fund reserves the right to modify or suspend this exchange privilege. An exchange between classes of a Portfolio is generally not permitted. Investors who become ineligible to hold Institutional II Class Shares will have their shares exchanged for Class A Shares of the same Portfolio. The Fund will provide 30 days notice of any such exchange.

PURCHASE AND EXCHANGE RESTRICTIONS

MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.



August 31, 2002 / PROSPECTUS

            DISTRIBUTION AND SERVICE PLAN/SHAREHOLDER SERVICE PLAN/DIVIDENDS
                                                     AND DISTRIBUTIONS/TAXES 15



OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.


TELEPHONE TRANSACTIONS


Purchasing, selling, and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Portfolio over the telephone, you will generally bear the risk of any loss.


DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service (12b-1) plan for Institutional II Class Shares of each Portfolio. The plan allows the Portfolios to pay distribution and service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and service fees, as a percentage of average daily net assets of the class, may be up to 0.75% as authorized by the Board. For the fiscal year ended April 30, 2002, Institutional II Class distribution and service fees paid by Institutional II Class of each Portfolio were 0.15% of average daily net assets.


SHAREHOLDER SERVICE PLAN

The Fund has adopted a shareholder service plan for the Institutional II Class Shares of Pennsylvania Tax-Free Money Market Portfolio. Institutional II Class shareholder service fees, as a percentage of average daily net assets of the Portfolio's Institutional II Class, may be up to 0.20% as authorized by the Board. A portion of the shareholder service fees paid by the Portfolio's Institutional II Class is being waived voluntarily. All or a portion of these waivers may be discontinued at any time. The shareholder service fees paid by the Portfolio for the fiscal year ended April 30, 2002 were 0.05% as a percentage of average daily net assets of the Portfolio's Institutional II Class.


DIVIDENDS AND DISTRIBUTIONS

Dividends are declared daily and paid monthly. Each Portfolio makes distributions of net short-term capital gains, if any, at least annually. If you own Portfolio shares on the record date for a distribution, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund or your financial intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and other distributions paid after the Fund receives your written notice. To cancel your election, simply send written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important Federal income tax considerations that affect the Portfolios and their shareholders. This summary is based on the current Federal income tax law, which may change.


Each Portfolio will distribute substantially all of its income and net capital gains, if any. The dividends and distributions you receive (other than the Tax-Free Money Market and Pennsylvania Tax-Free Money Market Portfolios) generally will be subject to Federal income taxation, whether or not you reinvest them. Distributions are generally taxable at ordinary income tax rates.

The Tax-Free Money Market Portfolio and Pennsylvania Tax-Free Money Market Portfolio intend to distribute Federally tax-exempt dividends. These Portfolios may invest a portion of their assets in securities that generate taxable income for Federal income tax purposes. Dividends exempt from Federal income tax may be subject to state and local income taxes. Any net short-term capital gains distributed by the Portfolios will be taxable as ordinary income.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                                                    PROSPECTUS / August 31, 2002

16 FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Institutional II Class Shares of the Portfolios. This information is intended to help you understand Institutional II Class's financial performance for the past five years or, if shorter, the period of the class's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). The information for each of the fiscal years ended April 30 has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors. KPMG's report, along with each Portfolio's financial statements, is included in our most recent Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.



For a Share Outstanding Throughout the Year or Period ended April 30,

                                REALIZED
                                  AND                                                                       RATIO OF      RATIO OF
                               UNREALIZED DISTRIBUTIONS                                  NET                   NET       EXPENSES
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS                   ASSETS,  RATIO OF   INVESTMENT   TO AVERAGE
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET         END OF    EXPENSES    INCOME TO   NET ASSETS
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END  TOTAL  PERIOD   TO AVERAGE   AVERAGE     (EXCLUDING
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD RETURN+ (000)    NET ASSETS* NET ASSETS*   WAIVERS)*


U.S. TREASURY MONEY MARKET PORTFOLIO
INSTITUTIONAL II CLASS

2002      $1.00      0.02         --       (0.02)           --       $1.00     2.51%  $153,883     0.53%      2.43%         0.59%
2001       1.00      0.05         --       (0.05)           --        1.00     5.50    109,910     0.54       5.34          0.60
2000       1.00      0.05         --       (0.05)           --        1.00     4.66    129,378     0.52       4.58          0.58
1999       1.00      0.04         --       (0.04)           --        1.00     4.53    139,253     0.50       4.39          0.56
1998       1.00      0.05         --       (0.05)           --        1.00     4.99     94,844     0.48       4.88          0.54



U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INSTITUTIONAL II CLASS

2002      $1.00      0.02         --^      (0.02)           --       $1.00     2.55%  $262,495     0.49%      2.35%         0.60%
2001       1.00      0.06         --       (0.06)           --        1.00     5.92    166,335     0.47       5.69          0.58
2000       1.00      0.05         --       (0.05)           --        1.00     5.08     84,503     0.48       4.91          0.59
1999       1.00      0.05         --       (0.05)           --        1.00     4.95    142,144     0.45       4.76          0.56
1998       1.00      0.05         --       (0.05)           --        1.00     5.33     91,629     0.44       5.21          0.55



MONEY MARKET PORTFOLIO
INSTITUTIONAL II CLASS

2002      $1.00      0.03         --       (0.03)           --       $1.00     2.71%  $458,401     0.46%      2.67%         0.60%
2001       1.00      0.06         --       (0.06)           --        1.00     6.09    365,787     0.45       5.86          0.58
2000       1.00      0.05         --       (0.05)           --        1.00     5.30    300,562     0.45       5.20          0.58
1999       1.00      0.05         --       (0.05)           --        1.00     5.11    229,046     0.43       4.97          0.57
1998       1.00      0.05         --       (0.05)           --        1.00     5.47     82,293     0.41       5.33          0.55




August 31, 2002 / PROSPECTUS




                                                         FINANCIAL HIGHLIGHTS 17



                                REALIZED
                                  AND                                                                       RATIO OF      RATIO OF
                               UNREALIZED DISTRIBUTIONS                                  NET                   NET       EXPENSES
       NET ASSET                 GAINS      FROM NET    DISTRIBUTIONS                   ASSETS,  RATIO OF   INVESTMENT   TO AVERAGE
         VALUE,      NET       (LOSSES)    INVESTMENT       FROM     NET ASSET         END OF    EXPENSES    INCOME TO   NET ASSETS
       BEGINNING  INVESTMENT      ON         INCOME       CAPITAL   VALUE, END  TOTAL  PERIOD   TO AVERAGE   AVERAGE     (EXCLUDING
       OF PERIOD    INCOME     INVESTMENTS                 GAINS     OF PERIOD RETURN+ (000)    NET ASSETS* NET ASSETS*   WAIVERS)*


TAX-FREE MONEY MARKET PORTFOLIO
INSTITUTIONAL II CLASS

2002      $1.00      0.02         --       (0.02)           --       $1.00     1.70%   $32,358     0.44%      1.74%         0.61%
2001       1.00      0.04         --       (0.04)           --        1.00     3.66     43,993     0.43       3.53          0.59
2000       1.00      0.03         --       (0.03)           --        1.00     3.10     35,256     0.44       3.04          0.60
1999       1.00      0.03         --       (0.03)           --        1.00     2.94     43,575     0.41       2.87          0.57
1998       1.00      0.03         --       (0.03)           --        1.00     3.37     29,474     0.40       3.31          0.56


PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
INSTITUTIONAL II CLASS
2002(1)   $1.00      0.01         --       (0.01)           --       $1.00     1.46%**  $2,068     0.57%*     1.45%*        0.86%*





 ^   Amount rounds to less than $0.01.
 *   Annualized.
**   Not Annualized.
(1)  Commenced operations on May 11, 2001.




                                                     PROSPECTUS / August 3, 2002

                                     NOTES

                                              [LOGO GRAPHIC OMITTED]ARK FUNDS(R)




MORE INFORMATION ABOUT ARK FUNDS

[MARGIN CALLOUT:

INVESTMENT ADVISOR

ALLIED INVESTMENT ADVISORS, INC.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

DISTRIBUTOR

ARK FUNDS DISTRIBUTORS, LLC
Two Portland Square
Portland, ME 04101

LEGAL COUNSEL

KIRKPATRICK & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC  20036

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110  ]


MORE  INFORMATION  ABOUT THE PORTFOLIOS IS AVAILABLE  WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated August 31, 2002, includes additional information about ARK Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies and recent market conditions and trends and their impact on performance. The reports also contain additional financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL:  Write to us at: ARK FUNDS
                          P.O. Box 8525
                          Boston, MA  02266-8525

FROM OUR WEBSITE:  www.arkfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

[LOGO GRAPHIC OMITTED] ARK FUNDS (R)
                       100 E. PRATT STREET, 15TH FLOOR Mail Code 104-410 BALTIMORE, MD 21202

                    We are pleased to send you this Prospectus for the Institutional II Class of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.

















ARK-PS-003-0802                                          [Graphic Omitted]
                                                              RECYCLED
                                                              CONTENT

[Logo Graphic Omitted]ARK FUNDS(R) CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.


                  AUGUST 31, 2002    SOCIAL ISSUES PROSPECTUS


                             SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO

                              SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO

                               SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO

                                SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO










                                     MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

                                       [Logo Graphic Omitted] ARK FUNDS (R)


                                     August 31, 2002   SOCIAL ISSUES PROSPECTUS

                                                             INSTITUTIONAL CLASS

INTRODUCTION -
INFORMATION COMMON
TO ALL PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. In selecting securities for the Portfolios, the investment advisor will apply social screens, which exclude securities of issuers that do not meet the social issues criteria established for the Portfolios. All Portfolios may hold investments in U.S. government securities, to which the investment advisor does not intend to apply the social screens.

Each Portfolio's manager invests its assets in a way that he or she believes will help the Portfolio achieve its goal. Still, investing in each Portfolio involves risk, and there is no guarantee that a Portfolio will achieve its goal. The investment advisor's application of the social screens and judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and this may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Portfolio, just as you could with other investments. A Portfolio share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.


HOW TO READ
THIS PROSPECTUS

ARK Funds is a mutual fund family that offers Institutional Class shares in separate investment portfolios. This prospectus gives you important information about the Institutional Class Shares of the Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio (Portfolios) that you should know before investing. The Portfolios have individual investment goals and strategies. Each Portfolio's investments are subject to broad based social screens designed to meet the needs of many socially responsible investors. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:

CONTENTS                                                              PAGE

     SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO                   2

     SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO                            4

     SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO                              6

     SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO                            8

     ARK FUNDS' APPROACH TO SOCIAL ISSUES INVESTING                     10

     EACH PORTFOLIO'S OTHER INVESTMENTS                                 10

     ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK                        11

     INVESTMENT ADVISOR                                                 13


     PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES               14


     DISTRIBUTION OF PORTFOLIO SHARES                                   16

     DIVIDENDS AND DISTRIBUTIONS                                        16

     TAXES                                                              16


    FINANCIAL HIGHLIGHTS                                                17


     MORE INFORMATION ABOUT ARK FUNDS                    INSIDE BACK COVER

Investment Advisor:
ALLIED INVESTMENT ADVISORS, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    PROSPECTUS / August 31, 2002

2 [Graphic Omitted] SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO



[MARGIN CALLOUT:
SUMMARY

CUSIP:   040711160
SYMBOL: ASFIX


INVESTMENT GOAL
CURRENT INCOME

INVESTMENT FOCUS
INTERMEDIATE-TERM INVESTMENT-GRADE FIXED INCOME SECURITIES

SHARE PRICE VOLATILITY
LOW TO MEDIUM

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN INTERMEDIATE- TERM CORPORATE AND U.S. GOVERNMENT FIXED INCOME SECURITIES THAT MEET THE PORTFOLIO'S SOCIAL CRITERIA

INVESTOR PROFILE
INVESTORS SEEKING CURRENT INCOME WHO ARE WILLING TO ACCEPT THE RISKS OF INVESTING IN FIXED INCOME SECURITIES ]

PRINCIPAL INVESTMENT STRATEGY


The Social Issues Intermediate Fixed Income Portfolio seeks its investment goal by investing primarily in U.S. investment-grade corporate and government fixed income securities, including mortgage-backed securities, of companies that meet the Portfolio's social criteria. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in fixed income securities.1 The Portfolio's Advisor will select investment-grade fixed income securities and unrated securities determined to be of comparable quality. The Portfolio normally invests in securities with intermediate maturities, and the Portfolio will typically have a dollar-weighted average maturity of 3 to 10 years. However, the Portfolio has no maturity restrictions, and the average maturity of the Portfolio's investments will vary depending on market conditions.


In selecting securities for the Portfolio of companies that meet the Portfolio's social criteria, the Advisor also considers factors such as current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise. The volatility of lower rated securities is even greater than that of higher rated securities. Also, securities with longer maturities are generally more volatile, so the average maturity of the Portfolio's securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after it has completed a full calendar year of operations.


--------------------------------------------------------------------------------

1 The Portfolio will provide shareholders with at least 60 days prior written notice of any change in this policy.




August 31, 2002 / PROSPECTUS

                             SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO 3



PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

----------------------------------------------------------
                INSTITUTIONAL CLASS
----------------------------------------------------------
Investment Advisory Fees                         0.60%
----------------------------------------------------------
Distribution (12b-1) Fees                          None
----------------------------------------------------------
Other Expenses                                   0.79%(1)
----------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES        1.39%
----------------------------------------------------------
Fee Waivers and Expense Reimbursements           0.52%
----------------------------------------------------------
NET TOTAL OPERATING EXPENSES                     0.87%(2)
----------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.87% until August 31, 2003. For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

  1 YEAR                3 YEARS              5 YEARS               10 YEARS
  ------                -------              -------               --------
  $89                   $389                 $711                  $1624




                                                    PROSPECTUS / August 31, 2002

4 [Graphic Omitted] SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO



[MARGIN CALLOUT:

 SUMMARY

CUSIP:  040711152
SYMBOL:  ASBIX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
LARGE CAPITALIZATION  U.S. COMMON STOCKS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN STOCKS OF ESTABLISHED LARGE CAPITALIZATION COMPANIES THAT MEET THE PORTFOLIO'S SOCIAL CRITERIA

INVESTOR PROFILE
INVESTORS SEEKING CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY


The Social Issues Blue Chip Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of established large capitalization U.S. companies that meet the Portfolio's social criteria. Under normal circumstances, at least 80% of the value of the Portfolio's net assets will be invested in equity securities of blue chip companies.1 The Advisor defines blue chip companies as companies with operating histories of 10 years or more and market capitalizations in excess of $5 billion. In addition, the Advisor generally purchases stocks of companies that are recognized leaders in their respective markets. The Portfolio also may, to a limited extent, purchase stocks of rapidly growing companies in developing industries, convertible and preferred stocks, and investment-grade fixed income securities.


In selecting investments for the Portfolio, the Advisor will purchase securities of large companies with strong balance sheets and prospects for above-average growth that meet the Portfolio's social criteria. The Advisor will also purchase securities of issuers based on their current financial strength and their market valuations relative to their competitors.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after it has completed a full calendar year of operations.




--------------------------------------------------------------------------------
1 THE PORTFOLIO WILL PROVIDE SHAREHOLDERS WITH AT LEAST 60 DAYS PRIOR WRITTEN
  NOTICE OF ANY CHANGES IN THIS POLICY.


August 31, 2002/ PROSPECTUS

                                      SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO 5




PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
---------------------------------------------------------
             INSTITUTIONAL CLASS
---------------------------------------------------------
Investment Advisory Fees                            0.70%
---------------------------------------------------------
Distribution (12b-1) Fees                            None
---------------------------------------------------------
Other Expenses                                   1.18%(1)
---------------------------------------------------------
TOTAL ANNUAL PORTFOLIO                              1.88%
OPERATING EXPENSES
---------------------------------------------------------
Fee Waivers and Expense Reimbursements              0.85%
---------------------------------------------------------
NET TOTAL OPERATING EXPENSES                     1.03%(2)
---------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.03% until August 31, 2003. For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



  1 YEAR                3 YEARS              5 YEARS               10 YEARS
  ------                -------              -------               --------
  $105                  $508                 $937                  $2,132




                                                    PROSPECTUS / August 31, 2002

6 [Graphic Omitted] SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO



[MARGIN CALLOUT:

SUMMARY


CUSIP: 040711145
SYMBOL:  ASIIX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
U.S. COMMON STOCKS OF VARIOUS MARKET CAPITALIZATIONS

SHARE PRICE VOLATILITY
MEDIUM TO HIGH

PRINCIPAL
INVESTMENT STRATEGY INVESTING IN STOCKS THAT OFFER ABOVE-AVERAGE GROWTH POTENTIAL AND SATISFY THE PORTFOLIO'S SOCIAL CRITERIA

INVESTOR PROFILE
INVESTORS SEEKING CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF EQUITY INVESTING ]

PRINCIPAL INVESTMENT STRATEGY

The Social Issues Capital Growth Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of companies that meet the Portfolio's social criteria. The Portfolio's Advisor will build a broadly diversified portfolio of stocks with above-average capital growth potential.

In selecting securities for the Portfolio, the Advisor purchases securities of well-known, established companies and small- and mid-size companies (companies with market capitalizations of $8 billion or less) that meet the Portfolio's social criteria. In evaluating securities for the Portfolio, the Advisor considers each company's current financial strength, as well as its revenue and earnings growth and the valuation of its stock.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller and medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

PERFORMANCE INFORMATION


Performance information for the Portfolio will be available after it has completed a full calendar year of operations.




August 31, 2002 / PROSPECTUS

                                        SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO 7

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses deducted from Portfolio assets)
---------------------------------------------------------
             INSTITUTIONAL CLASS
---------------------------------------------------------
Investment Advisory Fees                            0.70%
---------------------------------------------------------
Distribution (12b-1) Fees                            None
---------------------------------------------------------
Other Expenses                                  16.37%(1)
---------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES          17.07%
---------------------------------------------------------
Fee Waivers and Expense Reimbursements             16.00%
---------------------------------------------------------
NET TOTAL OPERATING EXPENSES                     1.07%(2)
---------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.07% until August 31, 2003. For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



  1 YEAR                3 YEARS              5 YEARS               10 YEARS
  ------                -------              -------               --------
  $109                  $3,242               $5,664                $9,581

                                                    PROSPECTUS / August 31, 2002

8 [Graphic Omitted] SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO



[MARGIN CALLOUT:

SUMMARY

CUSIP:   040711137
SYMBOL:  ASISX


INVESTMENT GOAL
LONG-TERM CAPITAL APPRECIATION

INVESTMENT FOCUS
COMMON STOCK OF SMALL-CAPITALIZATION U.S. ISSUERS

SHARE PRICE VOLATILITY
HIGH

PRINCIPAL
INVESTMENT STRATEGY
INVESTING IN STOCKS OF SMALLER COMPANIES WITH LONG-TERM EARNINGS GROWTH POTENTIAL THAT MEET THE PORTFOLIO'S SOCIAL CRITERIA

INVESTOR PROFILE
INVESTORS SEEKING LONG-TERM CAPITAL APPRECIATION WHO CAN TOLERATE THE SHARE PRICE VOLATILITY OF SMALL-CAP EQUITY INVESTING

PRINCIPAL INVESTMENT STRATEGY

The Social Issues Small-Cap Equity Portfolio seeks its investment goal by investing primarily in common stocks and other equity securities of small-cap U.S. issuers that meet the Portfolio's social criteria. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities of smallcap companies.1 The Advisor defines small-cap companies as companies with a market capitalization of $2 billion or less. The Portfolio's Advisor purchases stocks of smaller companies that are in the early stages of development and which the Advisor believes have the potential to achieve substantial long-term earnings growth. The Portfolio may also invest a limited percentage of its assets in foreign securities and fixed-income securities.


In selecting investments for the Portfolio, the Advisor purchases securities of small-cap U.S. companies with strong earnings growth potential that meet the Portfolio's social criteria. The Advisor may also purchase stocks of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not fully reflected in a stock's price. The Advisor may also purchase stocks of smaller companies that it believes are undervalued relative to their assets, earnings or growth potential.

Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may adversely affect the Portfolio's performance.

PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio.

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. The Portfolio's investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so.


August 31, 2002 / PROSPECTUS

                                      SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO 9



PERFORMANCE INFORMATION

Performance information for the Portfolio will be available after it has completed a full calendar year of operations.

PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
---------------------------------------------------------
                  INSTITUTIONAL CLASS
---------------------------------------------------------
Investment Advisory Fees                            0.80%
---------------------------------------------------------
Distribution (12b-1) Fees                            None
---------------------------------------------------------
Other Expenses                                  10.33%(1)
---------------------------------------------------------
TOTAL ANNUAL PORTFOLIO                             11.13%
OPERATING EXPENSES
---------------------------------------------------------
Fee Waivers and Expense Reimbursements              9.91%
---------------------------------------------------------
NET TOTAL OPERATING EXPENSES                     1.22%(2)
---------------------------------------------------------

(1)  Other Expenses include shareholder service fees of 0.15%.

(2) The Portfolio's Advisor has agreed voluntarily to waive fees and reimburse expenses in order to keep total operating expenses at a specified level. The Advisor may discontinue all or part of these reimbursements at anytime. With the voluntary waivers and expense reimbursements, the Portfoli's actual total operating expenses were 1.22%. For more information about these fees, see "Investment Advisor" and "Distribution of Portfolio Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The
Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:



  1 YEAR                3 YEARS              5 YEARS               10 YEARS
  ------                -------              -------               --------
  $124                  $2,295               $4,208                $8,053


                                                    PROSPECTUS / August 31, 2002

10 APPROACH TO SOCIAL ISSUES INVESTING



ARK FUNDS' APPROACH TO
SOCIAL ISSUES INVESTING

Socially responsible investors factor social issues criteria into their investment decisions. Investors want the social issues criteria used to reflect their values. In addition, in the course of seeking growth in their investments, they look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society. This process of avoidance has also been referred to as "social screening."


The Advisor utilizes social research and screening services provided for investment managers by various outside research services. The Advisor is able to define specific criteria used by these research services in the investment screening process. Coverage includes all publicly-traded U.S. companies, as well as various international companies.

The social screens adopted by the Advisor will seek to exclude the following types of companies:

                 o TOBACCO AND ALCOHOL --  companies  that  manufacture  tobacco products or alcoholic beverages;

                 o GAMBLING -- companies that receive identifiable revenues from gambling enterprises;

                 o NUCLEAR POWER -- companies  that have an ownership  share in, or operate, nuclear power plants;

                 o WEAPONS -- companies that receive more than 2% of their gross revenues from the sale of military weapons; and

                 o ABORTION  AND   CONTRACEPTIVES   --  companies  that  receive
                   identifiable revenues from the development or manufacture of abortifacients and contraceptives.


EACH PORTFOLIO'S OTHER INVESTMENTS


This prospectus describes the Portfolios' primary strategies. However, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, there is no guarantee that any Portfolio will achieve its investment goal.


The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Portfolio may not be able to meet its investment goal when the Advisor is employing a temporary defensive strategy.





August 31, 2002 / PROSPECTUS

                                  ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK 11



ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK

RISKS                                                                                  PORTFOLIOS AFFECTED BY THE RISKS
----------------------------------------------------------------------------------------------------------------------------------
EQUITY RISK -- Equity securities include publicly and privately issued equity          o Social Issues Blue Chip Equity Portfolio
securities, common and preferred stocks, warrants, rights to subscribe to
common stock and convertible securities, as well as instruments that attempt           o Social Issues Capital Growth Portfolio
to track the price movement of equity indices. Investments in equity
securities and equity derivatives in general are subject to market risks that          o Social Issues Small-Cap Equity Portfolio
may cause their prices to fluctuate over time. Equity derivatives may be more volatile and increase portfolio risk. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause its portfolio's net asset value to fluctuate.
An  investment  in a portfolio  of equity  securities  may be more  suitable for long-term investors who can bear the risk of these share price fluctuations.

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME RISK - The market values of fixed income investments change in            o Social Issues Intermediate Fixed
response to interest rate changes and other factors. During periods of                   Income Portfolio
falling interest rates, the values of outstanding fixed income securities
generally rise. Moreover, while securities with longer maturities tend to              o Social Issues Small-Cap Equity
Produce higher yields, the prices of longer maturity securities are also                 Portfolio
subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:
----------------------------------------------------------------------------------------------------------------------------------
   CALL RISK - During periods of falling  interest rates,  certain debt                o Social Issues Intermediate Fixed
    obligations with high interest rates may be prepaid                                  Income  Portfolio
   (or  "called") by the  issuer  prior to maturity.  This may cause a Portfolio's average weighted maturity to fluctuate, and may require a
   Portfolio to invest the resulting proceeds at lower interest rates.
----------------------------------------------------------------------------------------------------------------------------------
   CREDIT RISK - The possibility that an issuer will be unable to make timely          o Social Issues Intermediate Fixed
   payments of either principal or interest.                                             Income  Portfolio
----------------------------------------------------------------------------------------------------------------------------------
   EVENT RISK - Securities  may suffer  declines in credit  quality and market value due to issuer  restructurings or other  factors.  This  risk  should
   be   reduced  because  of  a Portfolio's multiple holdings.
----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED  SECURITIES  RISK - Mortgage-backed  securities  are  fixed         o Social  Issues  Intermediate  Fixed
   income  securities  representing  an interest in a pool of underlying                 Income  Portfolio
   mortgage  loans.  They are sensitive to changes in interest rates,  but may
   respond  to  these  changes   differently  from   other  fixed   income
   securities due to the  possibility  of prepayment of the underlying  mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed  security. Rising interest rates tend to discourage refinancings,  with the result that the average life and  volatility of the security will increase,  exacerbating  its decrease in market


                                                    PROSPECTUS / August 31, 2002



RISKS                                                                                  PORTFOLIOS  AFFECTED  BY  THE  RISKS
----------------------------------------------------------------------------------------------------------------------------------
   price. When interest rates fall, however,  mortgage-backed  securities may not gain as much in market value because of the expectation of additional mortgage  prepayments  that  must be  reinvested  at  lower  interest  rates.
   Prepayment risk may make it difficult to calculate the average  maturity of a portfolio  of  mortgage-backed  securities  and,  therefore,  to  assess  the volatility risk of that Portfolio.
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES RISK - Investments in securities of foreign companies or            o Social Issues Small-Cap Equity Portfolio
governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income.
Although  in some  countries  a  portion  of these  taxes are  recoverable,  the non-recovered  portion  will  reduce the  income  received  from the  securities comprising the Portfolio.

In addition to these risks,  certain  foreign  securities  may be subject to the following additional risk factor:
----------------------------------------------------------------------------------------------------------------------------------
    CURRENCY RISK - Investments in foreign securities denominated in foreign           o Social Issues Small-Cap Equity Portfolio
    currencies involve additional risks, including:

    o The value of a Portfolio's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.
    o A Portfolio may incur  substantial  costs in connection with  conversions between various currencies.
    o A Portfolio may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific  security  transaction or portfolio position.
    o Only a limited market currently exists for hedging transactions  relating to currencies in certain emerging markets.
----------------------------------------------------------------------------------------------------------------------------------
SOCIAL  INVESTMENT RISK -- The Portfolios'  social screens could cause them to         o All  Portfolios
underperform  similar funds that do not have social  policies. Among the reasons for this is stocks that do not meet the social  criteria could outperform those that do.

In addition, Portfolio management may forego certain investments for social reasons when it would otherwise be advantageous to make the investment.




August 31, 2002 / PROSPECTUS

                                                           INVESTMENT ADVISOR 13

INVESTMENT ADVISOR

The Portfolios' Investment Advisor makes investment decisions for the Portfolios and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Board of Trustees of ARK Funds supervises the Advisor and establishes policies that the Advisor must follow in its management activities.


Allied Investment Advisors, Inc. (AIA), a wholly owned subsidiary of Allfirst Bank (Allfirst), serves as the Advisor to the Portfolios. As of June 30, 2002, AIA had approximately $10.5 billion in assets under management. For the fiscal year ended April 30, 2002, the Portfolios paid advisory fees to AIA at the following rates expressed as a percentage of a Portfolio's average daily net assets:


SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO            0.05%
------------------------------------------------------------------
SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO                        0%
------------------------------------------------------------------
SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO                          0%
------------------------------------------------------------------
SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO                        0%
------------------------------------------------------------------


AIA and Allfirst are indirect wholly owned subsidiaries of Allied Irish Banks, p.l.c. (AIB). AIB is the largest bank in the Republic of Ireland, with assets of approximately $84 billion at June 30, 2002.


PORTFOLIO MANAGERS


WILMER C. STITH III is manager of the SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO and is manager and co-manager of other ARK Funds Portfolios. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate account money market accounts and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of investment management experience, and is a Chartered Financial Analyst.

CLYDE L. RANDALL II is co-manager, with Mr. Ashcroft, of the SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO and is co-manager of other ARK Funds Portfolios. He has been a Principal of AIA and Portfolio Manager since 1996 and a Vice President of Allfirst since 1995. Mr. Randall has more than 14 years of experience in investment research and equity analysis, and is a Chartered Financial Analyst.

ALLEN J. ASHCROFT, JR. is co-manager, with Mr. Randall, of the SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO and is co-manager of other ARK Funds Portfolios. He has been a Principal of AIA and Portfolio Manager since 1996 and a Vice
President of Allfirst since 1995. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.

THOMAS D. DEHUDY is manager of the SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO and is manager of another ARK Funds Portfolio. He has been a Principal of AIA since 2001. Mr. DeHudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. Mr. DeHudy has more than 20 years of experience in investment research, and is a Chartered Financial Analyst.

H. GILES KNIGHT is manager of the SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO and is manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996 and a Senior Vice President of Allfirst since 1995. Mr. Knight has more than 30 years of investment experience.


                                                    PROSPECTUS / August 31, 2002

14 PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES




PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES


This section tells you how to purchase, sell (sometimes called "redeem") or exchange Institutional Class Shares of the ARK Social Issues Portfolios.


WHO CAN PURCHASE PORTFOLIO SHARES?

Institutional Class Shares are for corporations, institutions or other entities investing for their own (including as a fiduciary) or their individual customers' accounts.

There are two ways to invest in the Portfolios:

o      Directly with ARK Funds

o      Through a financial intermediary



MINIMUM INVESTMENTS

OPENING A NEW ACCOUNT: $50,000 in any one Portfolio

ADDITIONAL PURCHASES: $5,000

MINIMUM BALANCE: $5,000

Accounts of individual customers may be aggregated for this purpose.


DIRECTLY WITH ARK FUNDS

                                   BY MAIL:

WRITE TO:  ARK Funds, P.O. Box 8525, Boston, MA 02266-8525

PURCHASE: Obtain a new account application by calling 1-800-ARK-FUND (1-800-275-3863). Complete the application and mail to ARK Funds.

Wire Federal funds to:
           State Street Bank & Trust Co.
           Boston, MA
           ABA: 011000028
           Account:  99051609
           Attn:  (ARK Portfolio Name)
           Further Credit to:  (Account name and number)

SELL: Mail a written request including account number, dollar amount to be sold, and mailing or wiring instructions. A signature guarantee will be required if these instructions vary from your account information. The redemption price is based on the next calculation of NAV after your order is received.

EXCHANGE: Mail a written request including dollar amount to be exchanged, the Portfolio from which shares should be sold, and the Portfolio for which shares should be purchased.

ARK FUNDS IS NOT RESPONSIBLE FOR LOST OR MISDIRECTED MAIL. A PORTFOLIO CANNOT ACCEPT CHECKS, THIRD-PARTY CHECKS, STARTER CHECKS, CREDIT CARDS, CHECKS ISSUED BY CREDIT CARD COMPANIES OR INTERNET-BASED COMPANIES, CASH OR CASH EQUIVALENTS (I.E., PURCHASES MAY NOT BE MADE BY CASHIER'S CHECK, BANK DRAFT, MONEY ORDER OR TRAVELER'S CHECK).

                                  BY PHONE:

                    Call 1-800-ARK-FUND (1-800-275-3863).

THROUGH A FINANCIAL INTERMEDIARY

Investors who deal directly with a financial intermediary (rather than directly with ARK Funds (the Fund)) will have to follow that intermediary's procedures for transacting with the Fund. You may instruct your financial intermediary to purchase shares automatically at preset intervals. It is expected that your financial intermediary will be the record owner of shares held for your account, and that they will supply you with quarterly statements showing all account activity. Investors may be charged a fee for transactions or other services, including cash sweeps, effectuated through certain financial intermediaries. There may also be other minimums or restrictions established by financial intermediaries when you open your account. For more information about how to purchase, sell, or exchange Portfolio shares through your financial intermediary, you should contact them directly.



GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (Federal Reserve) are open for business (a Business Day).

A Portfolio or its distributor may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

NAV for one Portfolio share is the value of that share's portion of all of the net assets in the Portfolio.

In calculating NAV, each Portfolio generally values its investment portfolio at its market price. If market prices are unavailable or the Portfolios think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Portfolios hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the market value of these Portfolios' investments may change on days when you cannot purchase or sell Portfolio shares.


August 31, 2002 / PROSPECTUS

                         PURCHASING, SELLING, AND EXCHANGING PORTFOLIO SHARES 15




The Portfolios calculate their NAV at 4:00 p.m. Eastern time each Business Day. Generally, your purchase order and Federal funds (readily available funds) must be received and accepted before 4:00 p.m. Eastern time for your order to be effective and for you to be eligible to receive dividends declared on the day you submit your purchase.

If you purchase, sell, or exchange Portfolio shares through a financial intermediary, you may have to submit your transaction request to them at an earlier time than 4:00 p.m. Eastern time for your transaction to become effective that Business Day. This allows the financial intermediary time to process your transaction and transmit it to the Fund.

RECEIVING YOUR SALES PROCEEDS

Normally, if we receive your redemption request before 4:00 PM Eastern time, we will wire your proceeds via Federal funds wire on the next Business Day. The Fund reserves the right to charge wire fees to investors.

REDEMPTION IN KIND

The  Portfolios  reserve  the right to make  redemptions  "IN KIND" - payment of
redemption  proceeds  in  portfolio   securities  rather  than  cash  -  if  the
Portfolio's Advisor deems that it is in the Portfolio's best interest to do so.

SUSPENSION OF YOUR RIGHT TO
SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about this is in our Statement of Additional Information.

MINIMUM BALANCE

If your account drops below the minimum balance because of redemptions, we may sell your shares and close your account. But, we will give you at least 30 days written notice to give you time to add to your account and avoid the sale of your shares. Master accounts may be aggregated for the purpose of calculating minimum balances.

INFORMATION ABOUT EXCHANGING SHARES

You may exchange your shares of a Portfolio for the same class of shares of another Portfolio. When you exchange shares, you are really selling your shares and buying the other Portfolio's shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request. Exchanges have the same tax consequences as sales and purchases. The Fund reserves the right to terminate or modify this exchange privilege for any reason upon 60 days notice to shareholders.

TELEPHONE TRANSACTIONS

Purchasing, selling, and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Fund has created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.

PURCHASE AND EXCHANGE RESTRICTIONS

MARKET TIMING. The Fund does not permit market timing or excessive trading. Market timing and other types of excessive trading can hurt performance by disrupting management and increasing expenses for all shareholders. The Fund may refuse to accept any purchase or exchange order from any person or group if, in its sole discretion, it determines that (1) the order reflects market timing or excessive trading, (2) a Portfolio would be unable to invest the money effectively, or (3) a Portfolio would otherwise be adversely affected. The Fund may consider a number of factors in determining whether an investor has engaged in market timing or excessive trading, including the investor's trading history, the number and size of, and time between, transactions, and the percentage of the investor's account involved in each transaction. The Fund also may consider trading done in accounts under common ownership or control or in groups of accounts. The prohibition on market timing and excessive trading also applies to purchase and exchange orders placed through intermediaries, including brokers, banks, trust companies, investment advisors, or any other third party.

OTHER ACTIVITIES. The Fund also may refuse to accept, and may cancel or rescind, any purchase or exchange order, may freeze any account and suspend account activities, or may involuntarily redeem an account, in cases of suspected fraudulent or illegal activity or threatening conduct. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.


                                                   PROSPECTUS / August 31, 2002.

16 DISTRIBUTIONS AND DIVIDENDS/TAXES



DISTRIBUTION OF PORTFOLIO SHARES


The Portfolios' distributor, ARK Funds Distributors, LLC, receives no compensation for its distribution of Institutional Class Shares. For Institutional Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to 0.15%.


DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS FROM NET INVESTMENT INCOME ARE DECLARED AND PAID ACCORDING TO THE FOLLOWING SCHEDULE:


-------------------------------------------------------------------------------
                                    FREQUENCY OF              FREQUENCY OF
                                    DECLARATION                 PAYMENT
   PORTFOLIO                        OF DIVIDENDS             OF  DIVIDENDS
-------------------------------------------------------------------------------
 Social Issues Intermediate
 Fixed Income Portfolio               Daily                     Monthly
-------------------------------------------------------------------------------
 Social Issues
 Blue Chip Equity Portfolio         Quarterly                  Quarterly
-------------------------------------------------------------------------------
 Social Issues
 Capital Growth Portfolio           Annually                   Annually
-------------------------------------------------------------------------------
 Social Issues
 Small-Cap Equity Portfolio         Annually                   Annually
-------------------------------------------------------------------------------

Each Portfolio distributes net capital gains and net gains from foreign currency transactions, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and other distributions in additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund or your financial intermediary in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Portfolio may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gains, but vary depending on how long the Portfolio has held its assets. A SALE OR EXCHANGE OF SHARES IS GENERALLY A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


August 31, 2002 / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Portfolios. This information is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming you reinvested all of your dividends and distributions). This information has been derived from the Portfolios' financial statements, which were audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in our Annual Report. The Annual Report accompanies our Statement of Additional Information and is available upon request at no charge.



For a Share Outstanding Throughout the Year or Period Ended April 30, 2002.

                                Realized
                                  and
                               Unrealized Distributions
       Net Asset                 Gains      from Net    Distributions
         Value,      Net       (Losses)    Investment       from     Net Asset
       Beginning  Investment      on         Income       Capital   Value, End
       of Period    Income     Investments                 Gains     of Period


SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(1)  $10.00     0.33        (0.21)       (0.33)         -- +     $9.79

SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(2)  $10.00     0.03        (1.98)       (0.02)         --       $8.03

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(3)  $10.00    (0.01)       (2.41)       (0.01)         --       $7.57

SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(3)  $10.00    (0.02)        6.39          --         (0.25)    $16.12



                                        Ratio of      Ratio of
                    Net                    Net       Expenses
                   Assets,  Ratio of    Investment   to Average
                  End of    Expenses    Income to   Net Assets   Portfolio
           Total   Period   to Average   Average     (Excluding  Turnover
          Return+  (000)    Net Assets* Net Assets*   Waivers)*    Rate


SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(1)    1.18%   $2,059     0.83%       3.53%        1.39%       260%

SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO
INSTITUTIONAL CLASS SHARES
2002(2) (19.49)%   $1,755     1.00%       0.38%        1.88%        22%

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO

INSTITUTIONAL CLASS SHARES
2002(3) (24.25)%   $114       1.05%      (0.25)%      17.07%       154%

SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO

INSTITUTIONAL CLASS SHARES
2002(3)   64.47%   $326       1.18%      (0.34)%      11.13%       600%



 +  Total  Return  is for the  period  indicated  and has not been  annualized.
 *  Periods  of less  than one year are  annualized.
 +  Amout  rounds  to less  than $0.01
(1) Commenced  operations on May 29, 2001.
(2) Commenced  operations on May 30, 2001.
(3) Commenced operations on July 3, 2001.

                                                    PROSPECTUS / August 31, 2002

                                      NOTES

                                [Graphic Omitted] ARK FUNDS(R)

MORE INFORMATION ABOUT ARK FUNDS

[MARGIN CALLOUT:

INVESTMENT ADVISOR

   ALLIED INVESTMENT ADVISORS, INC.
   100 E. Pratt Street
   Baltimore, MD 21202

DISTRIBUTOR

   ARK FUNDS DISTRIBUTORS, LLC
   Two Portland Square
   Portland, ME 04101


LEGAL COUNSEL

   KIRKPATRICK & LOCKHART LLP
   1800 Massachusetts Avenue, N.W.
   Washington, D.C. 20036

INDEPENDENT AUDITORS

   KPMG LLP
   99 High Street
   Boston, MA 02110 ]


MORE  INFORMATION  ABOUT THE PORTFOLIOS IS AVAILABLE  WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL
INFORMATION (SAI)


     The SAI dated August 31, 2002 includes detailed information about the Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list the holdings of the ARK Funds Portfolios and contain information from the Portfolios' managers about strategies and recent market conditions and trends and their impact on performance. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:


BY TELEPHONE:  Call 1-800-ARK-FUND (1-800-275-3863)

BY MAIL:  Write to us at:
              ARK Funds
              P.O. Box 8525
              Boston, MA  02266-8525

FROM OUR WEBSITE:  www.arkfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about ARK Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by (1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or (2) sending an electronic request to
publicinfo@sec.gov. ARK Funds' Investment Company Act registration number is 811-7310.

[Logo Graphic Omitted] ARK FUNDS (R)
                       100 E. PRATT STREET, 15TH FLOOR Mail Code 104-410 BALTIMORE, MD 21202

               We are pleased to send you this Prospectus for the Social Issues Portfolios of ARK Funds. The prospectus contains important information about your investments in ARK Funds. Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.














                             [Leaf Graphic Omitted]

                                                           [Graphic Omitted]
ARK-PS-001-0802                                                RECYCLED
                                                               CONTENT

                                    ARK FUNDS

                    CLASS A AND CLASS B, INSTITUTIONAL CLASS,
                           AND INSTITUTIONAL II CLASS



                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 31, 2002


          This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses dated August 31, 2002 for Class A and Class B, Institutional Class, and Institutional II Class Shares of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used but not defined herein have the meanings given them in the prospectuses. Financial statements and financial highlights for the Portfolios for the fiscal year ended April 30, 2002 are included in the Fund's Annual Report for Class A and Class B, Institutional Class and Institutional II Class Shares and are incorporated herein by reference. To obtain additional copies of the prospectuses, Annual Report or this Statement of Additional Information, please call 1-800-ARK-FUND (1-800-275-3863).


TABLE OF CONTENTS                                                          PAGE



INVESTMENT POLICIES AND LIMITATIONS............................................3

SPECIAL CONSIDERATIONS........................................................43

PORTFOLIO TRANSACTIONS........................................................53

VALUATION OF PORTFOLIO SECURITIES.............................................56

PORTFOLIO PERFORMANCE.........................................................57

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................78

TAXES.........................................................................80

TRUSTEES AND OFFICERS.........................................................88

INVESTMENT ADVISOR............................................................94

FUND ADMINISTRATION...........................................................99

DISTRIBUTION ARRANGEMENTS....................................................103

TRANSFER AGENT...............................................................109

CUSTODIAN....................................................................109

CODE OF ETHICS...............................................................110

DESCRIPTION OF THE FUND......................................................110

INDEPENDENT AUDITORS.........................................................130

FINANCIAL STATEMENTS.........................................................131


APPENDIX A - DESCRIPTION OF INDICES AND RATINGS..............................A-1


APPENDIX B - 2002 TAX RATES..................................................B-1

                       INVESTMENT POLICIES AND LIMITATIONS


INVESTMENT GOALS AND STRATEGIES

         The Fund consists of separate investment portfolios with a variety of investment goals and strategies. A Portfolio's investment advisor is responsible for providing a continuous investment program in accordance with its investment goal and strategies. Except for its investment goal and those strategies identified as fundamental, the investment policies of the Portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. The investment policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Fund's prospectuses and elsewhere in this Statement of Additional Information.


MONEY MARKET FUND PORTFOLIOS


         The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, and PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO (the "MONEY MARKET FUND
PORTFOLIOS") invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the Advisor to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The money market fund Portfolios seek to maintain a net asset value per share ("NAV") of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity. Although the money market fund Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a money market fund Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

         The investment goal of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. The Portfolio seeks its investment goal by investing in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations which pay interest that is exempt from state and local taxes under Federal law.


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         The investment goal of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities
("U.S.   government  securities")  and  repurchase  agreements  backed  by  such instruments.  The Portfolio seeks its investment goal by investing  primarily in
U.S.  government   securities  and  in  repurchase  agreements  backed  by  such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the Advisor to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from Federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax).


         The investment goal of the PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO is to maximize current income exempt from Federal and Pennsylvania state income taxes and provide liquidity and security of principal. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal (including the alternative minimum tax) and Pennsylvania state income taxes. The principal issuers of these securities may be state and local governments and agencies located in Pennsylvania, as well as the District of Columbia, Puerto Rico, and other U.S. territories and possessions.


         The TAX-FREE MONEY MARKET PORTFOLIO and the PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term municipal Money Market Instruments but


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may also invest in  high-quality,  long-term  fixed,  variable or floating  rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolios' investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the Portfolios will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolios may also acquire unrated securities determined by the Advisor to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.


         The Advisor anticipates that the TAX-FREE MONEY MARKET PORTFOLIO and the PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO will be as fully invested as is practicable in municipal obligations. However, the Portfolios reserve the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of Portfolio shares, or in order to meet anticipated redemption requests, the Portfolios may hold cash which is not earning income.

         The TAX-FREE MONEY MARKET PORTFOLIO and PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO may invest up to 25% of their net assets in a single issuer's securities. The Portfolios may invest any portion of their assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of their total assets in IRBs related to a single industry. The Portfolios also may invest 25% or more of their total assets in tax-exempt securities whose revenue sources are from similar types of projects (E.G., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.


SHORT-TERM TREASURY PORTFOLIO


         The investment goal of the SHORT-TERM TREASURY PORTFOLIO is to provide current income with relative stability of principal. The Portfolio seeks its investment goal by investing in instruments that are issued or guaranteed by the U.S. government, and thus constitute direct obligations of the United States, and repurchase agreements backed by such instruments. The Portfolio attempts to limit its investments to U.S. Treasury obligations, which pay interest that is exempt from state and local taxes under Federal law. The Portfolio will typically have a dollar-weighted average maturity of no more than three years.



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SHORT-TERM BOND PORTFOLIO

         The investment goal of the SHORT-TERM BOND PORTFOLIO is to provide current income.


         The Portfolio invests primarily in investment-grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities. In addition, the Portfolio may invest in taxable municipal obligations. The securities in which the Portfolio invests include, but are not limited to: U.S. government securities; corporate obligations; mortgage-backed securities; asset-backed securities; and Money Market Instruments. The Portfolio may invest up to 5% of its total assets in securities rated below investment grade ("junk bonds"). The Portfolio will typically have a dollar-weighted average maturity of no more than three years.


MARYLAND TAX-FREE PORTFOLIO

         The investment goal of the MARYLAND TAX-FREE PORTFOLIO is to provide current income exempt from Federal and Maryland state and local income taxes.

         The Portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the Advisor to be of comparable quality), but may also invest up to 5% of its total assets in junk bonds.

         If you are subject to the Federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

         The Advisor normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in Federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary defensive purposes.


PENNSYLVANIA TAX-FREE PORTFOLIO

         The investment goal of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide current income exempt from Federal and Pennsylvania state income taxes.

         The Portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the Advisor to be of comparable quality), but also may invest up to 5% of its total assets in junk bonds.


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         If you are subject to the Federal  alternative  minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

         The Advisor normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in Federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary defensive purposes.


INTERMEDIATE FIXED INCOME PORTFOLIO

         The investment goal of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income.


         The Portfolio seeks its investment goal by investing primarily in fixed income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in junk bonds. Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the Advisor as to the best price available.


U.S. GOVERNMENT BOND PORTFOLIO

         The investment goal of the U.S. GOVERNMENT BOND PORTFOLIO is to provide current income.


         The Portfolio seeks its investment goal by investing primarily in fixed income securities. The securities in which the Portfolio invests include, but are not limited to: U.S. government securities; mortgage-backed securities; asset-backed securities; corporate obligations; taxable municipal obligations; and Money Market Instruments. The Portfolio may also invest up to 5% of its total assets in junk bonds. The Portfolio will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities.



INCOME PORTFOLIO

          The primary investment goal of the INCOME PORTFOLIO is to provide current income; capital growth is a secondary goal in the selection of investments.


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         The  Portfolio  seeks its  investment  goal by  investing  primarily in fixed-income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities,
foreign  securities,   indexed  securities  and  asset-backed  securities.   The
Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality. The Portfolio may also invest up to 15% of its total assets in junk bonds. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the Advisor's judgment as to the best price available.


BALANCED PORTFOLIO

         The investment goal of the BALANCED PORTFOLIO is long-term total return.


         The Portfolio's common stock investments may include foreign and domestic issues of mid-sized and larger well-established companies. The Portfolio may invest in preferred stock and convertible securities. Debt securities acquired by the Portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities and U.S. government securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality, but may also invest up to 5% of its total assets in junk bonds. The Portfolio maintains at least 25% of its total assets in fixed-income senior securities.


         The Portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the Portfolio to engage in short-term trading, the Advisor may dispose of securities without regard to the length of time they are held if it believes such action will benefit the Portfolio. Although the Advisor will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.


EQUITY INCOME PORTFOLIO

         The investment goal of the EQUITY INCOME PORTFOLIO is current income and growth of capital.


         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the S&P 500. The Portfolio seeks its investment goal by investing primarily in dividend-paying common stocks, but may invest up to 20% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and


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investment-grade  debt securities  (including  convertible  debt securities) and unrated securities determined by the Advisor to be of comparable quality. The Portfolio may invest up to 5% of its total assets in junk bonds.


         The Advisor considers many factors when evaluating a security for investment by the Portfolio, including the company's current financial strength and relative value. Although the Advisor will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.



VALUE EQUITY PORTFOLIO

         The investment goal of the VALUE EQUITY PORTFOLIO is growth of principal.

         The securities in which the Portfolio invests include, but are not limited to: common stocks; convertible securities; securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market, including American Depositary Receipts ("ADRs"); futures and options; U.S. government securities; corporate obligations; mortgage-backed securities; and Money Market Instruments.

         The Portfolio seeks its investment goal by investing primarily in equity securities of U.S. companies. In most market conditions, the stocks comprising the Portfolio's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, above average free cash flow, and high return on the company's invested capital.



EQUITY INDEX PORTFOLIO

         The investment goal of the EQUITY INDEX PORTFOLIO is to provide investment results that correspond to the performance of the S&P 500.


         The Advisor believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 450 to 500 of the companies included in the S&P 500, depending upon the size of the Portfolio. The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the Portfolio's assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.



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         Although the Portfolio  will not duplicate the  performance  of the S&P
500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation of at least 95%, without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's ("S&P") calculates the S&P 500, and the amount and timing of cash flows into and out of the Portfolio. Although cash flows into and out of the Portfolio will affect the Portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the Portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.

         The Portfolio may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs"). The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

         S&P designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, S&P may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by S&P as to its merits as an investment.

         The Portfolio is not sponsored, sold, or promoted by S&P, a division of McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally, in the Portfolio particularly, or in the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Portfolio. S&P has no obligation to take the needs of the Advisor or the owners of the Portfolio into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio, the timing of the issuance or sale of shares of the Portfolio, or in the determination or calculation of the Portfolio's


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net asset value.  S&P has no  obligation  or liability  in  connection  with the administration, marketing, or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Advisor, owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. "S&P 500 Index" is a registered service mark of Standard & Poor's Corporation.

BLUE CHIP EQUITY PORTFOLIO

         The investment goal of the BLUE CHIP EQUITY PORTFOLIO is capital appreciation.


         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The Portfolio may also seek capital by investing up to 20% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock and asset-backed securities. The Portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality, but may also invest up to 5% of its total assets in junk bonds. The Portfolio may also invest a limited percentage of its assets in foreign securities.

         The Advisor intends to invest primarily in equity securities of companies with operating histories of ten years or more and market capitalizations in excess of $5 billion. It is expected that the companies in which the Portfolio invests will be based primarily in the United States and will be recognized market leaders with strong financial positions.

CAPITAL GROWTH PORTFOLIO

         The investment goal of CAPITAL GROWTH PORTFOLIO is long-term capital appreciation. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary goal.

         The Portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The Portfolio may also seek capital appreciation by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt


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securities  (including  convertible  securities) in which the Portfolio  invests will normally be investment grade or unrated securities determined by the Advisor to be of comparable quality. The Portfolio may, however, invest up to 5% of its total assets in junk bonds. The Portfolio may also invest a limited percentage of its assets in foreign securities.


MID-CAP EQUITY PORTFOLIO

         The investment goal of the MID-CAP EQUITY PORTFOLIO is long-term capital appreciation.


         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. The Advisor intends to invest in the equity securities of companies whose market capitalization is similar to that of companies in the S&P MidCap 400 Index.


         Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the Advisor to be of comparable quality).

SMALL-CAP EQUITY PORTFOLIO

         The investment goal of the SMALL-CAP EQUITY PORTFOLIO is long-term capital appreciation.


         The Portfolio seeks its investment goal by investing in equity securities of companies with a market capitalization of $2 billion or less. The Advisor will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, I.E., a "special situation".


         The Portfolio may invest in companies experiencing an unusual or possibly non-repetitive development or "special situations." An unusual or possibly non-repetitive development or special situation may involve one or more of the following characteristics:

          o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts

          o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry

          o new or changed management, or material changes in management policies or corporate structure

          o significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations or other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns


         The Advisor intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 20% of its total assets in debt securities of all types and quality if the Advisor believes that investing in these securities will result in capital appreciation. The Portfolio may also invest up to 20% of its total assets in junk bonds. The Portfolio may invest up to 20% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds.


         The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The Advisor may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended.


INTERNATIONAL EQUITY PORTFOLIO

         The investment goal of the INTERNATIONAL EQUITY PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in equity securities of non-U.S. issuers.

         The Portfolio invests primarily in equity securities of companies located in some or all of the following countries: Argentina, Austria, Australia, Belgium, Brazil, Canada, Croatia (indirect investment only), Czech Republic, Denmark, Finland, France, Germany, Hong Kong, India, Indonesia, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Russia, Singapore, Slovakia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. This list of countries may change from time to time.


         Under normal market conditions, the Portfolio will invest in issuers located in not less than three different countries (other than the United States). In addition, the Portfolio will normally invest in common and preferred stocks, and warrants to acquire such stocks. The Portfolio typically invests in equity securities listed on recognized foreign securities exchanges, but it may hold securities which are not so listed. The Portfolio may invest in debt obligations convertible into equity securities, and in non-convertible debt securities when its Sub-advisor believes these non-convertible securities present favorable opportunities for capital appreciation.

EMERGING MARKETS EQUITY PORTFOLIO

          The investment goal of the EMERGING MARKETS EQUITY PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in equity securities of issuers located in emerging markets.

         The Portfolio seeks its investment goal by providing investors with broadly diversified, direct access to equity markets in those developing nations anticipated to rank among the world's top-performing economies in the future. An emerging or developing market is broadly defined as one with low-to-middle range per capita income. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. The Portfolio's Sub-advisor uses the classification system developed by the World Bank to determine the potential universe of emerging markets for investments, but limits Portfolio investments to those countries it believes have potential for significant growth and development. The Portfolio typically invests in securities listed on recognized securities exchanges, but it may hold securities that are listed on other exchanges or that are not listed. The Portfolio currently expects to invest in issues located in some or all of the following emerging or developing market countries: Argentina, Brazil, Chile, Colombia, Croatia (indirect investment only), Czech Republic, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Lebanon, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. The list of countries in which the Portfolio invests may change from time to time.


         The Portfolio typically invests in equity securities listed on recognized foreign securities exchanges, but the Portfolio may also hold securities that are not so listed. The Portfolio may invest in debt obligations convertible into equity securities, and in non-convertible debt securities when its Sub-advisor believes these non-convertible securities present favorable opportunities for capital appreciation. Under normal market conditions, the Portfolio will invest in issuers located in not less than three different countries (other than the United States).


INVESTMENT POLICIES AND LIMITATIONS


         The following policies and limitations supplement those set forth in the prospectuses. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

         The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.

                                                                                   PORTFOLIOS TO WHICH THE POLICY
FUNDAMENTAL POLICIES:                                                              APPLIES:

The Portfolio may not issue senior securities, except as permitted under the All
Portfolios 1940 Act.

The Portfolio may not borrow money, except that the Portfolio may (i) borrow       All Portfolios
money from a bank for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose;
provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities
(other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33
1/3% limitation.

The Portfolio may not with respect to 75% of its total assets, purchase the       All Portfolios (other than
securities of any issuer (other than securities issued or guaranteed by the U.S.  Maryland Tax-Free Portfolio
government or any of its agencies or instrumentalities) if, as a result, (a)      and Pennsylvania Tax-Free
more than 5% of the Portfolio's total assets would be invested in the securities  Portfolio)
of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The Portfolio may not underwrite securities issued by others, except to the        Money Market Fund Portfolios,
extent that the Portfolio may be considered an underwriter within the meaning of   Short-Term Treasury Portfolio,
the Securities Act of 1933 in the disposition of portfolio securities.             Short-Term Bond Portfolio,
                                                                                   Intermediate Fixed Income
                                                                                   Portfolio, U.S. Government Bond
                                                                                   Portfolio, Income Portfolio,
                                                                                   Balanced Portfolio, Equity Income
                                                                                   Portfolio, Value Equity
                                                                                   Portfolio, Capital Growth
                                                                                   Portfolio, Small-Cap Equity


                                       15


                                                                                   Portfolio, International Equity
                                                                                   Portfolio and Emerging Markets
                                                                                   Equity Portfolio

The Portfolios may not underwrite securities issued by others, except to the       Maryland Tax-Free Portfolio,
extent that the Portfolio may be considered an underwriter within the meaning of   Pennsylvania Tax-Free Portfolio,
the Securities Act of 1933 in the disposition of restricted securities.            Equity Index Portfolio, Blue Chip
                                                                                   Equity Portfolio, Mid-Cap Equity
                                                                                   Portfolio and Small-Cap Equity
                                                                                   Portfolio


The  Portfolios  may not  purchase  the  securities  of any issuer  (other  than   All Portfolios (other than
securities issued or guaranteed by the U.S. government or any of its agencies or   Money Market Portfolio and
instrumentalities)  if, as a  result,  more  than 25% of the  Portfolio's  total   Tax-Free Money Market
assets would be invested in the securities of companies whose principal business   Portfolio)1
activities are in the same industry.


The Portfolio may not purchase the securities of any issuer (other than            Money Market Portfolio
securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest 25% or more of its assets in obligations of domestic banks.

The Portfolios may not purchase or sell real estate unless  acquired as a result   All Portfolios
of ownership of securities or other  instruments (but this shall not prevent the
Portfolios  from  investing in  securities or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

The Portfolios may not purchase or sell commodities unless acquired as a result    All Portfolios (other than
of ownership of securities or other instruments (but this shall not prevent the    Value Equity Portfolio,
Portfolio  from  purchasing  or  selling  futures  contracts  or options on such   International Equity
                                                                                   Portfolio and Emerging


-----------------------------
         1  For  the  Maryland  Tax-Free  Portfolio  and  Pennsylvania  Tax-Free
Portfolio,  the Advisor  identifies  the issuer of a security  depending  on its terms and conditions.  In identifying the issuer,  the Advisor will consider the entity or entities  responsible  for payment and  repayment of principal and the source of such  payments;  the way in which  assets and  revenues  of an issuing political subdivision are separated from those of other political entities;  and whether a governmental body is guaranteeing the security.


                                       16


contracts for the purpose of managing its exposure to changing  interest  rates,   Markets Equity Portfolio)
security prices, and currency exchange rates).

The Portfolio  may engage in  transactions  involving  financial and stock index   Value Equity Portfolio,
futures  contracts or options on such futures  contracts,  and the International   International Equity
Equity  Portfolio and Emerging  Markets  Equity  Portfolio may engage in foreign   Portfolio and Emerging
currency transactions,  invest in options and futures on foreign currencies, and   Markets Equity Portfolio
purchase  or sell  forward  contracts  with  respect to foreign  currencies  and related options.

The  Portfolio may not lend any security or make any other loan if, as a result,   All Portfolios
more than 33 1/3% of its total assets would be lent to other  parties,  but this limitation  does not apply to  purchases  of debt  securities  or to  repurchase agreements.

THE FOLLOWING  INVESTMENT  LIMITATIONS ARE NOT  FUNDAMENTAL  POLICIES AND MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVAL:

NON-FUNDAMENTAL POLICIES:                                                          PORTFOLIOS TO WHICH THE POLICY
                                                                                   APPLIES:

The Portfolio will not sell securities short, unless it owns or has the right to   All Portfolios
obtain  securities  equivalent in kind and amount to the securities  sold short, and provided that  transactions in futures  contracts and options are not deemed to constitute selling securities short.

The  Portfolio  will not  purchase a security  (other than a security  issued or   U.S. Government Money
guaranteed by the U.S.  government or any of its agencies or  instrumentalities)   Market Portfolio and Money
if, as a result, more than 5% of a Portfolio's total assets would be invested in   Market Portfolio
the securities of a single issuer;  provided that the Portfolio may invest up to
25% of its total assets in the first tier  securities  of a single issuer for up to three business days.


                                       17



The Portfolio,  in order to meet Federal tax requirements for qualification as a   Maryland Tax-Free
"regulated  investment  company," limits its investments so that at the close of   Portfolio and Pennsylvania
each  quarter  of its  taxable  year:  (a) with  regard to at least 50% of total   Tax-Free Portfolio2
assets,  no more than 5% of total  assets are  invested in the  securities  of a single  issuer,  and (b) no more than 25% of total  assets are  invested  in the securities  of a  single  issuer.  Limitations  (a)  and  (b)  do not  apply  to
"government securities" as defined for Federal tax purposes.


The Portfolio will not purchase any security while borrowings (including reverse   All Portfolios
repurchase  agreements)  representing  more  than  5% of its  total  assets  are outstanding.

The Portfolio will not purchase securities on margin,  except that the Portfolio   All  Portfolios
may  obtain  such  short-term  credits as are  necessary  for the  clearance  of transactions,  and  provided  that margin  payments in  connection  with futures contracts and options shall not constitute purchasing securities on margin.

The Portfolio will not engage in repurchase agreements or make loans, but this     U.S. Treasury Money Market
limitation does not apply to purchases of debt securities.                         Portfolio and Tax-Free Money
                                                                                   Market Portfolio


The Portfolio will not purchase securities of other investment companies, except
Money market fund Portfolios to the extent permitted by the 1940 Act. other than
Money Market
                                                                                   Portfolio, Short-Term Treasury
                                                                                   Portfolio, Maryland Tax-Free
                                                                                   Portfolio, Pennsylvania Tax-Free
                                                                                   Portfolio, Balanced Portfolio

The Portfolio will not purchase securities of other investment companies, except   Money Market Portfolio,
to the extent permitted by the 1940 Act;                                           Short-Term Bond Portfolio,



-----------------------------
         2  For  the  Maryland  Tax-Free  Portfolio  and  Pennsylvania  Tax-Free
Portfolio,  the Advisor  identifies  the issuer of a security  depending  on its terms and conditions.  In identifying the issuer,  the Advisor will consider the entity or entities  responsible  for payment and  repayment of principal and the source of such  payments;  the way in which  assets and  revenues  of an issuing political subdivision are separated from those of other political entities;  and whether a governmental body is guaranteeing the security.


                                       18


provided,  however, the Portfolio will not purchase securities of other open-end   Intermediate Fixed Income
investment companies or unit investment trusts under Section 12(d)(1)(Gg)          Portfolio, U.S. Government
                                                                                   Bond Portfolio, Income
                                                                                   Portfolio, Equity Income
                                                                                   Portfolio, Value Equity
                                                                                   Portfolio, Equity Index
                                                                                   Portfolio, Blue Chip Equity
                                                                                   Portfolio, Capital Growth
                                                                                   Portfolio, Mid-Cap Equity
                                                                                   Portfolio, Small-Cap Equity
                                                                                   Portfolio, International
                                                                                   Equity Portfolio, Emerging
                                                                                   Markets Equity Portfolio


The Portfolio will not purchase any security if, as a result, more than 15% of     All Portfolios (other than
its net assets would be invested in securities that are deemed to be illiquid      money market fund
because they are subject to legal or contractual restrictions on resale or         Portfolios)
because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolio will not purchase any security if, as a result, more than 10% of     Money market fund
its net assets would be invested in securities that are deemed to be illiquid      Portfolios
because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


The Portfolio will not invest more than 25% of its total assets in industrial      Maryland Tax-Free, Pennsylvania
revenue bonds issued by entities whose principal business activities are in the    Tax-Free Money Market, and
same industry.                                                                     Pennsylvania Tax-Free Portfolios


DESCRIPTION OF INVESTMENTS


         Each Portfolio may invest in the following securities or engage in the following transactions to the extent permitted by their investment objectives, policies and restrictions.

DEPOSITARY RECEIPTS

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


DELAYED DELIVERY TRANSACTIONS

         Buying securities on a delayed-delivery or when-issued basis and selling securities on a delayed-delivery basis involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         A   Portfolio   may   renegotiate   delayed-delivery   or   when-issued
transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.


EMERGING MARKETS CONSIDERATIONS

         The risks of investing in foreign securities are increased if a Portfolio's investments are in emerging markets. An emerging market is broadly defined as a market with low- to middle-range per capita income. The Sub-advisor uses the World Bank's classification system to identify the potential universe of emerging markets. However, the Sub-advisor limits the Portfolio's investments to those countries it believes have potential for significant growth and development.

         Investments in emerging markets involve special risks not present in the U.S. or in mature foreign markets, such as Germany and the United Kingdom. For example, settlement of securities trades may be subject to extended delays so that the Portfolio may not receive securities purchased or the proceeds of sales of securities on a timely basis. Emerging markets generally have smaller, less developed trading markets and exchanges, and the Portfolio may not be able to dispose of those securities quickly and at reasonable price affecting the Portfolio's liquidity. These markets may also experience greater volatility, which can materially affect the value of the Portfolio and its net asset value. Emerging market countries may have relatively unstable governments. In such environments, the risk of nationalization of business or of prohibitions on repatriations of assets is greater than in more stable, developed political and economic circumstances. The economy of an emerging market country may be predominately based on only a few industries, and it may be highly vulnerable to changes in local or global trade conditions. The legal and accounting systems, and mechanisms for protecting property rights, may not be as well developed as those in more mature economies. In addition, some emerging markets countries have restrictions on foreign ownership that may limit or eliminate the Portfolio's opportunity to acquire desirable securities.


EMERGING MARKETS SOVEREIGN DEBT

         Investments in sovereign debt securities of emerging market governments involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt especially if such debt is denominated in a currency other than that government's home currency. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Portfolio's net asset value, to a greater extent than the volatility inherent in domestic debt securities.

         A  sovereign  debtor's  willingness  or  ability  to  repay  principal, especially if such debt is denominated in a currency other than that government's home currency, and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. Governments of emerging markets could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness timely to service its debt.

         If reliable market quotations are not available, the Portfolio values such securities in accordance with procedures established by the Board of Trustees. The Sub-advisor's judgment and credit analysis plays a greater role in valuing sovereign debt obligations than for securities where external sources for quotations and last sale information are available.


EUROPEAN MONETARY UNION AND THE EURO


         On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, which has replaced the national currencies of the participating member nations. Until the middle of 2002, the national currencies continued to exist, but exchange rates were pegged to the Euro. The 11 participating countries now share a single official interest rate and will adhere to agreed upon guidelines on government borrowing. Although budgetary decisions remain in the hands of each participating country, the European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro group.



FEDERALLY TAXABLE OBLIGATIONS

         The Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio generally do not intend to invest in securities whose interest is taxable; however, from time to time the Portfolios may invest on a temporary basis in fixed-income obligations whose interest is subject to Federal income tax. For example, the Portfolios may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

         Should the Portfolios invest in taxable obligations, they would purchase securities that, in the Advisor's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks and repurchase agreements. The Portfolios' standards for high-quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. The Portfolios may also acquire unrated securities determined by the Advisor to be of comparable quality.

         The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to Federal income tax. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the Portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolios' holdings would be affected and the Board of Trustees would reevaluate the Portfolios' investment objectives and policies.

         The Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio anticipate being as fully invested in municipal securities as is practicable; however, there may be occasions when as a result of maturities of portfolio securities, or sales of portfolio shares, or in order to meet redemption requests, the Portfolios may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, the Portfolios may be required to sell securities at a loss.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The International Equity Portfolio and Emerging Markets Equity Portfolio may conduct foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price (I.E., a "forward foreign currency contract" or "forward contract"). The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The International Equity Portfolio and Emerging Markets Equity Portfolio may use currency forward contracts for any purpose consistent with their respective investment objectives. The Small-Cap Equity Portfolio may invest in currency forward contracts to manage exchange rate risks and to facilitate transactions in foreign securities. The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the Portfolios. The Portfolios may also use options and futures contracts relating to foreign currencies for the same purposes.

         When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment on the underlying security is made or received. The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.


         The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in Euro, it could enter into a forward contract to sell francs in return for U.S. dollars to hedge against possible declines in the value of the Euro. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of strategy, sometimes known as a "proxy hedge", may offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses to the Portfolio if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Portfolios may enter into forward contracts to shift their investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if a Portfolio held investments denominated in Euro, it could enter into forward contracts to sell Euro and purchase Japanese Yen. This type of strategy, sometimes known as a "cross-hedge", will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.


         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of forward contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolios' investment exposure to changes in currency exchange rates, and could result in losses to the Portfolios if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Advisor's use of forward contracts will be advantageous to the Portfolios or that they will hedge at an appropriate time.


FOREIGN INVESTMENTS

         Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor or Sub-advisor will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS

         Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Portfolios' investments and, through reports from the Advisor, the Board monitors investment in illiquid instruments. In determining the liquidity of the Portfolios' investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Advisor may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation (for money market fund Portfolios) and priced (for other Portfolios) at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, a Portfolio were in a position where more than 10% (for money market fund Portfolios) or 15% (for other Portfolios) of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.


INDEXED SECURITIES

         The Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Portfolios' policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Advisor will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, the Portfolios generally will treat the borrower as the "issuer" of indebtedness held by the Portfolios. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


LOWER-QUALITY MUNICIPAL SECURITIES

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest a portion of their assets in lower-quality municipal securities as described in the prospectus. While the markets for Maryland and Pennsylvania municipal securities are considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Portfolios to value their portfolio securities, and their ability to dispose of lower-quality bonds. The outside pricing services are monitored by the Advisor to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

         The Portfolios may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolios' shareholders.


LOWER-RATED DEBT SECURITIES

         Lower-rated debt securities (I.E., securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, or having comparable ratings by other NRSROs) may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

         The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of a Portfolio to dispose of, lower-rated debt securities.

         Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of the Advisor are an especially important part of managing a Portfolio's investment in securities of this type. In considering investments in such securities for the Portfolio, its Advisor will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.


MUNICIPAL LEASE OBLIGATIONS

         Municipal leases and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

         In determining the liquidity of a municipal lease obligation, the Advisor will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.


MARKET DISRUPTION RISK

         The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

         Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Portfolio. For the money market fund Portfolios, investing in these securities may make it more difficult to maintain a stable net asset value per share.


PORTFOLIOS' RIGHTS AS SHAREHOLDERS

         The Portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A Portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its Advisor determines that such matters could have a significant effect on the value of the Portfolio's investment in the company. The activities that a Portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities. The Advisor will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Portfolio and the risk of actual liability if the Portfolio is involved in litigation. There is no guarantee, however, that litigation against a Portfolio will not be undertaken or liabilities incurred.



REAL ESTATE-RELATED INSTRUMENTS

         Real estate-related instruments include real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.



REFUNDING CONTRACTS

         Refunding obligations require the issuer to sell and a Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is each Portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its Advisor.


REVERSE REPURCHASE AGREEMENTS

         In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its Advisor. These transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.


SECURITIES LENDING

         The Board of Trustees has authorized securities lending for the following Portfolios: Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio and Income Portfolio. These Portfolios may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

         It is the current view of the SEC that the Portfolios may engage in loan transactions only under the following conditions: (1) a Portfolio must receive 100% collateral in the form of cash or cash equivalents (E.G., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) a Portfolio must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (I.E., capital appreciation or depreciation).


SOVEREIGN DEBT OBLIGATIONS

         Sovereign debt instruments are securities issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.


STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange. The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (b) a cash payment equal to a pro rata portion of the dividends accrued to the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of a traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described below under "Hedging Strategies" relating to options, involved in the writing of options on securities.


STANDBY COMMITMENTS

         The Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in standby commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolios may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

         Ordinarily a Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolios may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

         Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised, the fact that standby commitments are not marketable by a Portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAP AGREEMENTS

         Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if its Advisor determines it is consistent with the Portfolio's investment objective and policies.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a Portfolio's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         A Portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

TENDER OPTION BONDS

         The Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Money Market Portfolio and Pennsylvania Tax-Free Money Market Portfolio may buy tender option bonds if the agreement gives the Portfolios the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Advisor will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE OR FLOATING RATE INSTRUMENTS AND DEMAND OBLIGATIONS

         The money market fund Portfolios (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. They may also invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the Advisor to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

         A Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a Portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A Portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the Portfolios intend to purchase these obligations based on opinions of bond counsel.

         A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument or obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market fund Portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

WARRANTS

         Warrants are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING STRATEGIES

         FUTURES TRANSACTIONS

         A Portfolio may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). A Portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

         FUTURES CONTRACTS

         When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

         PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS

         By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS

         When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio will be required to make margin payments to a FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

         COMBINED POSITIONS

         A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 - which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

         There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS

         Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

         OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES

         Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.

The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Portfolio to the value of its investments over time.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         SHORT SALES

         A Portfolio may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Advisor anticipates a decline in the price of the stock underlying a convertible security it holds, the Portfolio may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

         When a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

                             SPECIAL CONSIDERATIONS


      The following information as to certain Maryland and Pennsylvania risk factors has been provided in view of the policy of the Maryland Tax-Free
Portfolio, the Pennsylvania Tax-Free Portfolio and the Pennsylvania Tax-Free Money Market Portfolio of concentrating in Maryland and Pennsylvania municipal securities, respectively. This information constitutes only a brief summary of some of the more significant matters relating to the Portfolios, does not purport to be a complete description of risk factors, and is based on information drawn from official statements of issuers located in the State of Maryland and the Commonwealth of Pennsylvania and other public documents that were available as of the date of this Statement of Additional Information, as well as oral statements from various governmental agencies. State and local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information will not be updated during the year. We have not independently verified such information. Estimates and projections presented herein are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove to be accurate.

MARYLAND TAX-FREE PORTFOLIO

      THE STATE AND ITS ECONOMY. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. The population was estimated at 5,375,156 in 2001. Maryland's population is concentrated in urban areas: Baltimore City and the eleven counties located in the Baltimore-Washington region contain 50.1% of the State's land area and 87.2% of its population. Per capita income in 2001 was $34,950 in Maryland, compared to the national average of $30,271 in that year. Personal income in Maryland grew at an average annual rate of 3.7% from 1992 to 2001, which was equal to the national average over the same period.

      Services, retail and wholesale trade, government and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in Maryland. Maryland's economy is more reliant on the service and government sectors, but less dependant on manufacturing, than the United States as a whole. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal employment in 2000 was 8.5% for Maryland residents, compared to 2.9% nationwide. Federal military facilities and defense spending play critical roles in Maryland's economy.

      From May 2001 to May 2002 Maryland experienced a job loss rate of 0.7%, while the nation as a whole experienced a job loss rate of 1.1%. In 2001, the unemployment rate in Maryland was 4.1%, compared to a national rate of 4.8%. According to the United States Bureau of Labor Statistics, the seasonally-adjusted unemployment rate was 4.8% in Maryland and 5.8% nationally in May 2002, and 4.6% in Maryland and 5.9% nationally in June 2002. Continuing uncertainty in the national and local economy could cause unemployment in Maryland to increase in the coming months.

      During the fiscal year ended June 30, 2001 the State posted taxable retail sales of $65.2 billion, which was an increase of over $27.7 billion, or 73.8%, from 1992. However, a continuing decline in the national and local economy could contribute to future declines in taxable retail sales.

      STATE FISCAL INFORMATION. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2001 with a $538.4 million general fund balance on a budgetary basis, of which $347.3 million was designated to fund fiscal year 2002 operations, and with $888.1 million in the Revenue Stabilization Fund of the State Reserve Fund. The Revenue Stabilization Fund provides financial support for future needs and to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. The State estimates that the general fund balance on a budgetary basis was approximately $427 million at June 30, 2002, with $548.2 million in the Revenue Stabilization Fund. The projected general fund balance at June 30, 2003 is $13.5 million, with an estimated $500.5 million in the Revenue Stabilization Fund. However, based on current data the State anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections; any such shortfall will decrease the general fund balance by a corresponding amount. There can be no assurance that these amounts, if accurate, will be sufficient to maintain current spending levels during periods of economic difficulty. In order to achieve balanced budgets, the State might need to cut spending, decrease employment, increase taxes and other fees, and/or consume reserve funds. Several analysts have suggested that Maryland could face a gap between revenues and spending of over $900 million by fiscal year 2004, and up to $2 billion by fiscal year 2007.

      For the fiscal year ended June 30, 2001, the principal sources of State revenue were income taxes (approximately 32.6% of total revenues), federal disbursements (approximately 25.2% of total revenues), and sales and use taxes (approximately 15% of total revenues). In 1997 the General Assembly enacted legislation to phase in a 10% decrease in the State individual income tax by 2002. In preparing its fiscal 2003 budget, the State had to accommodate an estimated $177 million reduction of revenues due to the implementation of the final 2% decrease in income tax. Federal disbursements include highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; and aid for public education. Maryland imposes a 5% sales and use tax on the retail sale or use of tangible personal property in the State or of taxable services, subject to certain exceptions such as sales to nonprofit organizations.

        For the fiscal year ended June 30, 2001, the primary State expenditures were health and mental hygiene (approximately 27.2% of total expenditures), education (approximately 23.6% of total expenditures) and public safety (approximately 9.3% of total expenditures). Public education consumed the most State revenues in fiscal year 2002, and the "Bridge to Excellence in Public Schools Act," enacted in the 2002 session of the General Assembly, provides for phased-in education expenditures which are expected to reach an aggregate of $1.3 billion by fiscal year 2008. Approximately $80 million budgeted for fiscal year 2003 under the Act is expected to be available through the increased cigarette tax described below; in 2004 the General Assembly must determine whether the remaining funding is within the State's fiscal resources. If the resources are not available to fund the full amount required under the Act, the State must still provide a portion of the budgeted funds. The largest expenditure under health and mental hygiene is for the Medicaid program, under which Maryland makes payments to health service vendors for treatment of low income individuals and families. In fiscal year 2001, $ 2,581.1 million was spent on this program.

      2002 BUDGET. On April 3, 2001, the General Assembly, which is the legislative branch of the State government, approved the budget for the fiscal year ended June 30, 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

      Early in fiscal year 2002 it appeared that general fund revenues would be less than projected when the fiscal year 2002 budget was originally enacted. As a result, the Governor proposed cost-containment measures for fiscal year 2002. On November 14, 2001 the Board of Public Works, which is composed of the Governor, the Comptroller and the Treasurer, approved reductions to the fiscal year 2002 budget of $57.5 million, reflecting a 1.5% reduction to agencies' budgets and the implementation of a hiring freeze. In addition, $342.5 million in general fund appropriations will be reverted, primarily $322.5 million appropriated in prior fiscal years for pay-as-you-go capital projects, of which $40 million are proposed to be canceled and $201.3 million are proposed to be funded with general obligation bonds.

      In December of 2001 the Board of Revenue Estimates, which is composed of the Comptroller, the Treasurer and the Secretary of Budget and Management, reduced its estimate of general fund revenue for fiscal year 2002 by $156.8 million from the March 2001 estimates upon which the fiscal year 2002 budget was based. The reduction was the net effect of reductions totaling $276.3 million offset by an adjustment to prior years' revenue of $119.5 million. The reductions reflected decreases in the estimates of personal income taxes of $114.4 million, corporate income taxes of $96.1 million, and sales taxes of $128 million; these decreases were offset by a net increase of $63.4 million in other revenues, taxes and fees. In March 2002, the Board of Revenue Estimates again lowered its estimate for personal income tax revenues for fiscal year 2002, this time by $124.4 million, and for fiscal year 2003 by $124.7 million, based upon declines in realized capital gains. The State currently anticipates that general fund revenues for fiscal year 2002 will be approximately $150 million below projections.

      As part of the fiscal year 2003 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act, which authorizes transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. The budget plan provides for the transfer in fiscal year 2002 of $281 million, including $134.7 million from prior years' pay-as-you-go capital projects.

      2003 BUDGET. On April 4, 2002, the General Assembly approved the budget for the 2003 fiscal year. The budget includes, among other things: (i) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (ii) $49.6 million for capital projects; (iii) $3.6 billion in aid to local governments from general funds; (iv) $181 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002, including $140.9 million for the Department of Health and Mental Hygiene, primarily for Medicaid, $30 million to the Revenue Stabilization Fund, a reduction of $9.6 million to the Dedicated Purpose Fund of the State Reserve Fund, and a reduction of $9.5 million in aid to local governments. The budget does not provide funding for an employee cost-of-living allowance, it decreases the State subsidy for the employee prescription drug plan, and it limits funding for merit increases for State employees to a lump sum of $28.8 million, which is restricted pending approval by the Board of Public Works after the results of fiscal year 2002 operations are final.

      As described above, the Budget Reconciliation and Financing Act adopted in 2002 provides for transfers of various fund balances in fiscal year 2002 of $281 million. In addition, the Act provides for transfers of various fund balances of $85.2 million in fiscal year 2003, revenue increases and adjustments, and reductions to required fiscal year 2003 expenditures. The Act uncouples the State income tax from future federal income tax changes with an impact greater than $5 million. The Act also uncouples State income tax from the special
"bonus" depreciation deduction and the extended period for net operating loss carryback, both recent changes for purposes of federal income taxes.

      Changes made by the Act resulted in reduced levels of required funding in certain areas, including the adoption of the "corridor" method of funding the State's contribution to the pension and retirement system whereby the rate remains fixed as long as the funding level of the systems remains within the corridor of 90%-110% of full funding; and reducing the funding levels and formulae for community colleges, non-public colleges, and tourism. As a result of this new funding method, the State's contributions to the pension and retirement system might be lower than required by prior budgets, and may be insufficient to provide full funding.

      Separate legislation enacted by the 2002 General Assembly increased the tobacco tax from $0.66 per pack to $1.00 per pack effective June 1, 2002. For fiscal year 2003 only, $80.5 million in revenues from that increase is dedicated to the fiscal year 2003 cost of the "Bridge to Excellence in Public Schools Act"; additional revenues generated by the tobacco tax increase, estimated at $19.9 million through June 30, 2003, will go to the General Fund. This rate increase is expected to increase cigarette tax revenues by approximately $71 million in fiscal 2004, $70.3 million in fiscal 2005, $69.5 million in fiscal 2006, and $68.7 million in fiscal 2007.

      STATE-LEVEL MUNICIPAL OBLIGATIONS. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $4.5 billion of State tax-supported debt outstanding, and $1,053.6 million of authorized but unissued debt, at March 31, 2002.

      The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

     o The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 2002, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's
          Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

     o The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

     o The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, sports lottery and other revenues.

     o Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority issues bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds.

     o The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

      Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

      OTHER ISSUERS OF MUNICIPAL BONDS. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from Standard & Poor's, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

      Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. The budget for fiscal year 2003 includes a decrease of $9.5 million in aid to local governments, at a time when many localities have already been forced to limit spending in recent months in order to achieve balanced budgets. Future events might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

      RISKS AND UNCERTAINTIES. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Maryland Tax-Free Portfolio may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. In addition, the Maryland Tax-Free Portfolio may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

      The uncertainty of the national economy has hurt and could continue to adversely affect Maryland and its localities and other borrowers. Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. Slowdown in the service sector, or reduction in federal jobs or funds available to Maryland, could create budget difficulties at the State and local level. Maryland's almost 142,000 small business, which make up the core of Maryland's economy, are particularly vulnerable to the effects of a faltering national economy. Economic decline could also decrease income tax and capital gains revenues, which are important components of the State's budgeted revenues. Unanticipated declines in realized capital gains in the 2001 tax year caused estimates for revenues in 2002 and 2003 to be decreased by an aggregate of over $250 million. In addition, falling interest rates decreased the State's investment portfolio by about $317 million from December 31, 2001 to March 31, 2002. This downward trend could continue, forcing Maryland to decrease spending, cut employment or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

      Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. State and local funds have been used, and will continue to be needed, to prevent and respond to threats and acts of terrorism and to restore public confidence. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Declines in the tourism and transportation industries hurt State and local economies. For example, the closing of BWI Airport in the days following September 11 drained an estimated $20 million from the State's economy. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to the slowing economy and other factors, now need additional funds to cover some of their anti-terrorism costs. The State has distributed among its local governments over $6.5 million in federal assistance for anti-terrorism programs. However, we cannot assure you that such funds will be sufficient, or that additional funds will be available when needed. If such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.



PENNSYLVANIA TAX-FREE PORTFOLIO

GENERAL


         The Commonwealth of Pennsylvania, the sixth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for many major corporations. Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for May 2002 was 5.7% and for the United States for May 2002 was 5.8%. The population of Pennsylvania, 12.28 million people in 2001 according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Per capita income in Pennsylvania for 2001 of $30,617 was higher than the per capita income of the United States of $30,271. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1999, June 30, 2000 and June 30, 2001 with positive fund balances of $2,863 million, $4,264 million and $4,485 million respectively.


DEBT


         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $5,416.2 million at June 30, 2001. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At May 1, 2002, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's (see Part 2 of this SAI). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2006, the Commonwealth has projected that it will issue notes and bonds totaling $3,201 million and retire bonded debt in the principal amount of $2,500.5 million.

         Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 2001, the Combined total debt outstanding for all these agencies was $11,330 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency
(PHFA), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.


LOCAL GOVERNMENT DEBT


         Numerous  local   government   units  in  Pennsylvania   issue  general
obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt (E.G., that approved by the voters) is unlimited. In addition, local
government  units  and  municipal  and  other   authorities  may  issue  revenue
obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.


LITIGATION


         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. Powell v. Ridge involves a challenge to the Commonwealth's system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.


OTHER FACTORS

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligors, depending upon the Pennsylvania Municipal Money Market Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (E.G., a university, a hospital or a corporate obligor). The City of

Philadelphia, for example, experienced severe financial problems that impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.


         A national economic recession during the 2002 fiscal year was not anticipated in the Commonwealth's budget estimates. Consequently, actual Commonwealth revenues for the 2002 fiscal year to-date through April 2002 were $773.1 million below estimate for that period, a 4.4 percent shortfall. On May 7, 2002, the Commonwealth's Budget Secretary announced that fiscal year 2002 revenues may be $1.2 billion below estimate. On June 29, 2002, the Governor signed the 2003 fiscal year budget bill, which closed this revenue shortfall by tightening Commonwealth spending, increasing the cigarette excise tax and tapping into funds held in the Commonwealth's Tax Stabilization Reserve Fund.


                             PORTFOLIO TRANSACTIONS

         The Advisor (or Sub-advisor) seeks the most favorable price and execution with respect to portfolio transactions. In seeking the most favorable price and execution, the Advisor, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions, that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         For each Portfolio, the Advisor (or Sub-advisor) places all orders for the purchase and sale of Portfolio securities and buys and sells securities for the Portfolio through a number of brokers and dealers.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor (or Sub-advisor) may receive research, statistical, and quotation services from broker-dealers with which it places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor (or Sub-advisor) and its affiliates in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The fee paid by a Portfolio to the Advisor is not reduced because the Advisor (or Sub-advisor) and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor (or Sub-advisor) of a Portfolio may cause a Portfolio to pay a broker-dealer that provides brokerage and research services to the Advisor (or Sub-advisor) a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Portfolio to pay higher commissions, the Advisor (or Sub-advisor) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisor's (or Sub-advisor's) overall responsibilities to the Portfolio or its other clients. In reaching this determination, the Advisor (or Sub-advisor) will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

         Certain investments may be appropriate for a Portfolio and for other clients advised by the Advisor (or Sub-advisor). Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor (or Sub-advisor) on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by the Advisor (or Sub-advisor) to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients in the interest of achieving the most favorable execution for the Portfolio.

          For the fiscal year ended April 30, 2000, the Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio,
Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio and Small-Cap Equity Portfolio paid brokerage commissions of $175,528, $166,296, $81,465, $270,399, $85,654, $634,832, $396,859, and $480,274 respectively.

          For the fiscal year ended April 30, 2001, the International Equity Portfolio, Emerging

Markets Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, Equity Index Portfolio and Value Equity Portfolio paid brokerage commissions of $130,043, $34,980, $256,636, $618,852, $1,119,371,
$408,547, $79,877, $177,530, $76,861, and $326,608, respectively.


          For the fiscal year ended April 30, 2002, the Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, Equity Index Portfolio, International Equity Portfolio, Value Equity Portfolio, and Emerging Markets Equity Portfolio paid brokerage commissions of $456,050, $1,391,904, $1,442,574, $445,768, $120,843, $408,868, $42,940, $35,211, $478,598, and
$42,232 respectively.

          For the fiscal years ended April 30, 2000, 2001 and 2002, the Portfolios paid no brokerage commissions to affiliated brokers.

          The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of April 30, 2002 the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the Money Market Portfolio held corporate obligations issued by Merrill Lynch valued at $29,100,000, corporate obligations issued by Morgan Stanley Dean Witter valued at $25,000,000, corporate obligations issued by Salomon Smith Barney Holdings valued at $28,611,000, corporate obligations issued by Wachovia valued at $12,570,000 and repurchase agreements issued by Salomon Smith Barney Holdings valued at $50,000,000; the U.S. Government Money Market Portfolio held repurchase agreements issued by Salomon Smith Barney Holdings valued at $348,000,000; the Short-Term Bond Portfolio held corporate obligations issued by Wachovia valued at $1,583,000, corporate obligations issued by Merrill Lynch valued at $2,101,000 and corporate obligations issued by Morgan Stanley Dean Witter valued at $1,029,000 ; the Intermediate Fixed Income Portfolio held corporate obligations issued by Morgan Stanley Dean Witter valued at $1,515,000; the Income Portfolio held corporate obligations issued by Merrill Lynch valued at $5,004,000; the Balanced Portfolio held equity securities issued by Morgan Stanley Dean Witter valued at $2,625,000 and equity securities issued by Merrill Lynch valued at $2,097,000; the Equity Index Portfolio held equity securities issued by Morgan Stanley Dean Witter valued at $554,000, equity securities issued by Wachovia Securities valued at $548,000 and equity securities issued by Merrill Lynch valued at $372,000; the Blue Chip Equity Portfolio held equity securities issued by Morgan Stanley Dean Witter valued at $6,442,000; the Mid-Cap Equity Portfolio held equity securities issued by E*Trade Group valued at $1,282,000; the International Equity Portfolio held equity securities issued by Deutsche Bank Securities valued at $648,000.

                        VALUATION OF PORTFOLIO SECURITIES


MONEY MARKET FUND PORTFOLIOS

         Each money market fund Portfolio values its investments on the basis of amortized cost. This method involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each money market fund Portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Trustees oversees the Advisor's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

         During periods of declining interest rates, a Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Portfolio would be able to obtain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.


OTHER PORTFOLIOS

         Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and each Portfolio's respective pricing agent under general supervision of the Board of Trustees.

         Securities owned by each of these Portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.


         Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, Money Market Instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a Portfolio are determined as of such time for the purpose of computing a Portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.


                              PORTFOLIO PERFORMANCE


YIELD CALCULATIONS

         In computing the yield of shares of a money market fund Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund Portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the money market fund Portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the money market fund Portfolios are calculated on the same basis as other money market funds, as required by regulation.

         For shares of Portfolios other than the money market fund Portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.

         For the Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the Portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a Portfolio's yield by the result of one minus a stated Federal or combined Federal, state and city tax rate. (If only a portion of a Portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or Federal income taxes, its tax-equivalent yield will generally be lower.


         See Appendix B for tables showing the effect of a shareholder's tax status on effective yield under the Federal income tax laws for 2002.

         For the seven-day period ended April 30, 2002, the yields and effective yields for the money market fund Portfolios were:

NAME OF PORTFOLIO AND CLASS        YIELD                   EFFECTIVE YIELD
U.S. TREASURY MONEY
MARKET PORTFOLIO
Class A                            1.22%                       1.23%
Institutional Class                1.46%                       1.47%
Institutional II Class             1.38%                       1.39%

U.S. GOVERNMENT MONEY
MARKET PORTFOLIO
Class A                            1.38%                       1.39%
Institutional Class                1.61%                       1.62%
Institutional II Class             1.54%                       1.55%

MONEY MARKET PORTFOLIO

Class A                            1.50%                       1.51%
Class B                            1.01%                       1.02%
Institutional Class                1.73%                       1.75%
Institutional II Class             1.66%                       1.68%

TAX-FREE MONEY MARKET
PORTFOLIO
Class A                            1.95%*                      1.96%*
Institutional Class                2.33%*                      2.34%*
Institutional II Class             2.21%*                      2.23%*

PENNSYLVANIA TAX-FREE
MONEY MARKET PORTFOLIO
Institutional Class                2.18%*                      2.19%*
Institutional II Class             2.18%*                      2.19%*

Listed below are yields for the following Portfolios for the 30-day period ended April 30, 2002:


                NAME OF PORTFOLIO AND CLASS                  YIELD
                ---------------------------                  -----
SHORT-TERM TREASURY PORTFOLIO
Class A                                                      2.37%
Institutional Class                                          2.55%

SHORT-TERM BOND PORTFOLIO
Institutional Class                                          3.77%

MARYLAND TAX-FREE PORTFOLIO
Class A                                                      5.78%*
Class B                                                      4.78%*
Institutional Class                                          6.27%*

PENNSYLVANIA TAX-FREE PORTFOLIO
Class A                                                      6.09%*
Class B                                                      5.13%*
Institutional Class                                          6.61%*

INTERMEDIATE FIXED INCOME PORTFOLIO
Institutional Class                                          4.81%

U.S. GOVERNMENT BOND PORTFOLIO
Class A                                                      4.50%
Institutional Class                                          4.86%

                NAME OF PORTFOLIO AND CLASS                  YIELD
                ---------------------------                  -----

INCOME PORTFOLIO
Class A                                                      4.38%
Class B                                                      3.84%
Institutional Class                                          4.72%

BALANCED PORTFOLIO
Class A                                                      1.46%
Class B                                                      0.77%
Institutional Class                                          1.64%

EQUITY INCOME PORTFOLIO
Class A                                                      1.29%
Institutional Class                                          1.45%

VALUE EQUITY PORTFOLIO
Class A                                                      0.23%
Class B                                                         0%
Institutional Class                                          0.35%

EQUITY INDEX PORTFOLIO
Class A                                                      0.99%
Institutional Class                                          1.27%

BLUE CHIP EQUITY PORTFOLIO
Class A                                                      0.06%
Class B                                                         0%
Institutional Class                                          0.16%



*These figures are tax-equivalent yields. Tax-equivalent yields are calculated by dividing the Portfolio's yield by the result of one minus a stated Federal or combined Federal, state and city tax rate. (If only a portion of a Portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or Federal income taxes, its tax-equivalent yield will generally be lower.


AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

         Average annual total return before taxes is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, each
Portfolio: (1) determines the growth or decline in value of a hypothetical historical investment in the Portfolio over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return before taxes of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

Average annual total return before taxes is calculated according to the following formula:

         P (1+T) n = ERV

         Where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

         Because average annual returns tend to smooth out variations in the Portfolios' returns, shareholders should recognize that they are not the same as actual year-by-year results.

         The calculation for average annual total returns before taxes is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date,
(2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of Shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         Average annual total return after taxes on distributions is calculated using a formula prescribed by the SEC. Each Portfolio computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment.

         Average annual total return after taxes on distributions is calculated according to the following formula:

         P (1 + T) n  = ATV[D]

         Where:
                  P        =        hypothetical initial payment of $1,000;
                  T        =        average annual total return (after taxes on distributions);
                  n        =        period covered by the computation, expressed in years.
                  ATV[D]   =        ending value of a hypothetical $1,000 payment made at the
                                    beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on Portfolio distributions but not after taxes on redemptions.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the


                                       62


reinvestment date, (2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of Shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. For this calculation, the Portfolio assumes that the redemption has no tax consequences.

         The Portfolios calculate the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Portfolios on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

         The  Portfolios  calculate  taxes  due on any  distributions  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  the reinvestment  date.  The rates  used  correspond  to the tax  character  of each component of the distributions  (e.g.,  ordinary income rate for ordinary income
distributions,   ordinary   income  tax  rate  for   short-term   capital   gain
distributions,   long-term   capital  gain  rate  for  long-term   capital  gain
distributions).  Note that the required tax rates may vary over the  measurement period. The Portfolios have disregarded any potential tax liabilities other than federal tax liabilities  (e.g.,  state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)

         Each Portfolio, when advertising average annual total return after taxes on distributions and sale of Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment.

         Average annual total return, after taxes on distributions and sale of Shares, is calculated according to the following formula:

         P (1 + T)n  =  ATV[DR]

         Where:

                  P =           hypothetical initial payment of $1,000;
                  T =           average annual total return (after taxes on distributions
                                and sale of Shares);
                  n =           period covered by the computation, expressed in years.
                  ATV[DR] =     ending value of a hypothetical $1,000 payment made at the


                                       63


                                beginning of the 1-, 5- or 10-year (or other) periods at
                                the end of the applicable period (or fractional portion),
                                after taxes on Portfolio distributions and sale of Shares.

         The calculation for average annual total returns after taxes on distributions and sale of Shares is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of Shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolios assumes that there are no additional taxes or tax credits resulting from any redemption of Shares required to pay any non-recurring fees.

         The  Portfolios  calculate  the  taxes  due  on  any  distributions  as
described   above  under   "Average   Annual  Total  Returns   (After  Taxes  on
Distributions)".

         The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment, by deducting all nonrecurring and capital gains taxes resulting from the redemption and by adding any tax benefit, in each case at the end of the measuring period. The Portfolios calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Portfolios separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolios include the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

         The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Portfolios do not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The Portfolios calculate capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Portfolios assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

         The following table sets forth the Portfolios' average annual total return (before taxes, after taxes on distributions and after taxes on distributions and sale of portfolio shares) for specified periods ending April 30, 2002.

                                                                                     10-YEAR OR
       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

SHORT-TERM TREASURY PORTFOLIO
CLASS A
Return Before Taxes
Return After Taxes on
   Distributions                        5.51%                     5.55%                 5.53%       (September 9, 1996)
Return After Taxes on
   Distributions And Sale               3.84%                     3.62%                 3.58%
   of Portfolio Shares

INSTITUTIONAL CLASS
Return Before Taxes                     3.35%                     3.48%                 3.46%
Return After Taxes on
   Distributions                        5.71%                     5.78%                 5.59%       (March 20, 1996)
Return After Taxes on
   Distributions And Sale               3.97%                     3.76%                 3.57%
   of Portfolio Shares

                                        3.47%                     3.63%                 3.47%

SHORT-TERM BOND PORTFOLIO
INSTITUTIONAL CLASS1
Return Before Taxes
Return After Taxes on                   2.65%                     5.12%                 5.04%       (April 1, 1996)
   Distributions
Return After Taxes on                   0.85%                     2.98%                 2.89%
   Distributions And Sale
   of Portfolio Shares
                                        1.61%                     3.03%                 2.95%



-----------------------------
         1  Performance   presented   prior  to  March  23,  1998  reflects  the
performance  of  the  Marketvest   Short-Term  Bond  Fund  shares,   which  were
reorganized into the Portfolio on that date, and were offered beginning April 1,
1996.


                                       66

       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

MARYLAND TAX-FREE PORTFOLIO
CLASS A2

Return Before Taxes
Return After Taxes on                   1.32%                     4.21%                 4.04%       (November 18, 1996)
   Distributions
Return After Taxes on                   1.32%                     4.13%                 3.96%
   Distributions And Sale
   of Portfolio Shares
CLASS B3                                2.40%                     4.20%                 4.07%
Return Before Taxes
Return After Taxes on                   0.37%                     6.65%                 6.29%       (November 18, 1996)
   Distributions
Return After Taxes on                   0.37%                     6.56%                 6.21%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS                     1.60%                     6.62%                 6.28%
Return Before Taxes
Return After Taxes on                   6.27%                     5.37%                 5.08%       (November 18, 1996)
   Distributions
Return After Taxes on                   6.27%                     5.28%                 5.00%
   Distributions And Sale
   of Portfolio Shares
                                        5.56%                     5.20%                 4.96%


-----------------------------
         2 Class A Shares of the  Portfolio  were offered  beginning  January 2,
1997.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating expenses applicable to Class A Shares. The Class A annual returns  would have been  substantially  similar  to those of the  Institutional
Class  because  shares  of each  class are  invested  in the same  portfolio  of securities.
         3 Class B Shares of the Portfolio were offered  beginning  September 1,
1999.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The Class B annual returns would have been substantially similar to those of the
Institutional  Class  because  shares  of each  class are  invested  in the same portfolio of securities.


                                       67


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

PENNSYLVANIA TAX-FREE
PORTFOLIO
CLASS A4

Return Before Taxes                     2.23%                     3.75%                 3.70%       (April 1, 1996)
Return After Taxes on
   Distributions                        2.23%                     3.69%                 3.65%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  2.94%                     3.79%                 3.75%
CLASS B5
Return Before Taxes                     1.26%                     5.64%                 5.37%       (April 1, 1996)
Return After Taxes on
   Distributions                        1.26%                     5.57%                 5.31%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  2.13%                     5.64%                 5.37%

(November 18, 1996)

INSTITUTIONAL CLASS6                    7.18%                     4.87%                 4.70%       (April 1, 1996)
Return Before Taxes
Return After Taxes on                   7.18%                     4.80%                 4.64%
   Distributions
Return After Taxes on
   Distributions And Sale               6.11%                     4.75%                 4.61%
   of Portfolio Shares


-----------------------------
         4 Class A Shares of the  Portfolio  were  offered  beginning  March 23,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating  expenses  applicable to Class A Shares.  The Portfolio's
Institutional Class commenced operations on March 23, 1998.  Performance results before that date are for the Marketvest Pennsylvania Intermediate Municipal Bond
Fund,  which  began  offering  its shares on April 1,  1996.  The Class A annual returns  would have been  substantially  similar  to those of the  Institutional
Class  because  shares  of each  class are  invested  in the same  portfolio  of securities.
         5 Class B Shares of the Portfolio were offered  beginning  September 1,
1999.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The  Portfolio's  Institutional  Class  commenced  operations on March 23, 1998.
Performance  results  before  that  date  are  for the  Marketvest  Pennsylvania
Intermediate  Municipal  Bond Fund,  which began offering its shares on April 1,
1996. The Class B annual returns would have been substantially  similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
         6  Performance   presented   prior  to  March  23,  1998  reflects  the
performance  of the  Marketvest  Pennsylvania  Intermediate  Municipal Bond Fund
shares, which were reorganized into the Portfolio on that date, and were offered beginning April 1, 1996.


                                       68


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

INTERMEDIATE FIXED INCOME
PORTFOLIO
INSTITUTIONAL CLASS

Return Before Taxes                     5.18%                     5.99%                 5.63%       (November 18, 1996)
Return After Taxes on
   Distributions                        3.10%                     3.65%                 3.28%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  3.16%                     3.63%                 3.33%


U.S. GOVERNMENT BOND
PORTFOLIO
CLASS A7

Return Before Taxes                     0.77%                     6.35%                 5.76%       (April 1, 1996)
Return After Taxes on
   Distributions                       (1.20)%                    3.46%                 2.91%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  0.44%                     3.61%                 3.14%
INSTITUTIONAL CLASS8
Return Before Taxes                     5.65%                     5.96%                 5.54%       (April 1, 1996)
Return After Taxes on
   Distributions                        3.54%                     3.63%                 3.15%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  3.43%                     3.60%                 3.22%


-----------------------------
         7 Class A Shares of the Portfolio were offered beginning April 1, 1998.
Performance results shown before that date are for the Portfolio's Institutional
Class and have been  adjusted  for the  maximum  sales  charge and total  annual operating expenses  applicable to Class A Shares. The Portfolio's  Institutional
Class commenced  operations on March 23, 1998.  Performance  results before that date are for the Marketvest  Intermediate U.S. Government Bond Fund, which began offering its shares on April 1, 1996. The Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
         8  Performance   presented   prior  to  March  23,  1998  reflects  the
performance of the Marketvest  Intermediate  U.S.  Government  Bond Fund shares, which  were  reorganized  into the  Portfolio  on that  date,  and were  offered beginning April 1, 1996.


                                       69


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

INCOME PORTFOLIO
CLASS A9

Return Before Taxes                      1.56%                    5.31%                 5.25%       (July 16, 1993)
Return After Taxes on
   Distributions                        (0.48)%                   3.00%                 2.97%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                   0.95%                    3.08%                 3.03%
CLASS B10
Return Before Taxes                      0.44%                    5.28%                 5.11%       (July 16, 1993)
Return After Taxes on
   Distributions                        (1.40)%                   3.08%                 2.83%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                   0.27%                    3.12%                 2.93%

INSTITUTIONAL CLASS

Return Before Taxes                      6.33%                    6.45%                 6.09%       (July 16, 1993)
Return After Taxes on
   Distributions                         4.14%                    4.04%                 3.66%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  3.88%                     3.96%                 3.65%


-----------------------------
         9 Class A Shares of the  Portfolio  were  offered  beginning  April 12,
1994.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating expenses applicable to Class A Shares. The Class A annual returns  would have been  substantially  similar  to those of the  Institutional
Class  because  shares  of each  class are  invested  in the same  portfolio  of securities.
        10 Class B Shares of the Portfolio were offered beginning  September 14,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The Class B annual returns would have been substantially similar to those of the
Institutional  Class  because  shares  of each  class are  invested  in the same portfolio of securities.


                                       70


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

BALANCED PORTFOLIO
CLASS A11

Return Before Taxes                   (13.31)%                    8.70%                 8.71%       (July 16, 1993)
Return After Taxes on
   Distributions                      (13.95)%                    6.50%                 6.54%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                 (8.16)%                    6.34%                 6.24%
CLASS B12
Return Before Taxes                   (14.13)%                    8.43%            8.45%            (July 16, 1993)
Return After Taxes on
   Distributions                      (14.54)%                    6.38%                 6.32%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                 (8.67)%                    6.21%                 6.04%

INSTITUTIONAL CLASS

Return Before Taxes                    (8.98)%                    9.92%                 9.65%       (July 16, 1993)
Return After Taxes on
   Distributions                       (9.69)%                    7.64%                 7.38%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                 (5.51)%                    7.32%                 7.00%


-----------------------------
        11 Class A Shares of the Portfolio were offered beginning March 9, 1994.
Performance results shown before that date are for the Portfolio's Institutional
Class and have been  adjusted  for the  maximum  sales  charge and total  annual operating  expenses  applicable  to Class A Shares.  The Class A annual  returns would  have  been  substantially  similar  to those of the  Institutional  Class because shares of each class are invested in the same portfolio of securities.
        12 Class B Shares of the Portfolio were offered beginning  September 14,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The Class B annual returns would have been substantially similar to those of the
Institutional  Class  because  shares  of each  class are  invested  in the same portfolio of securities.


                                       71


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

EQUITY INCOME PORTFOLIO
CLASS A

Return Before Taxes
Return After Taxes on                 (11.87)%                    6.19%                 7.13%       (May 9, 1997)
   Distributions
Return After Taxes on                 (12.44)%                    3.96%                 4.99%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS                    (7.22)%                    4.34%                 5.15%
Return Before Taxes
Return After Taxes on                  (7.34)%                    7.37%                 8.23%       (November 18, 1996)
   Distributions
Return After Taxes on                  (7.97)%                    5.07%                 6.02%
   Distributions And Sale
   of Portfolio Shares
                                       (4.43)%                    5.29%                 6.04%
VALUE EQUITY PORTFOLIO
CLASS A10
Return Before Taxes
Return After Taxes on                 (13.81)%                    5.81%                8.78%        (April 1, 1996)
   Distributions
Return After Taxes on                 (15.16)%                    2.77%                5.99%
   Distributions And Sale
   of Portfolio Shares
CLASS B11                              (7.24)%                    4.08%                6.58%
Return Before Taxes
Return After Taxes on                 (14.41)%                    5.51%                8.37%        (April 1, 1996)
   Distributions
Return After Taxes on                 (15.76)%                    2.47%                5.60%
   Distributions And Sale
   of Portfolio Shares
                                       (7.52)%                    3.89%                6.28%

-----------------------------
         13 Class A Shares of the  Portfolio  were  offered  beginning  April 1,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating  expenses  applicable to Class A Shares.  The Portfolio's
Institutional Class commenced  operations on April 1, 1998.  Performance results before that date are for the  Marketvest  Equity Fund,  which began offering its
shares  on  April  1,  1996.   The  Class  A  annual  returns  would  have  been
substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.
         14 Class B Shares of the Portfolio were offered beginning September 14,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The  Portfolio's  Institutional  Class  commenced  operations  on April 1, 1998.
Performance  results before that date are for the Marketvest  Equity Fund, which began  offering its shares on April 1, 1996.  The Class B annual  returns  would have been  substantially  similar to those of the  Institutional  Class  because shares of each class are invested in the same portfolio of securities.


                                       72


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

INSTITUTIONAL CLASS15
Return Before Taxes                    (9.52)%                    7.13%                9.73%        (April 1, 1996)
Return After Taxes on
   Distributions                      (10.97)%                    4.03%                6.89%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                 (4.54)%                    5.16%                7.37%

EQUITY INDEX PORTFOLIO
CLASS A

Return Before Taxes
Return After Taxes on                 (17.00)%                     N/A                  3.37%       (November 3, 1997)
   Distributions
Return After Taxes on                 (17.28)%                     N/A                  1.87%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS                   (10.43)%                     N/A                  2.61%
Return Before Taxes
Return After Taxes on                 (12.59)%                     N/A                  4.19%       (October 1, 1997)
   Distributions
Return After Taxes on                 (12.98)%                     N/A                  2.62%
   Distributions And Sale
   of Portfolio Shares
                                       (7.73)%                     N/A                  3.24%
BLUE CHIP EQUITY PORTFOLIO
CLASS A16
Return Before Taxes
Return After Taxes on                 (23.30)%                    6.10%                 9.04%       (April 1, 1996)
   Distributions
Return After Taxes on                 (23.34)%                    5.59%                 8.50%
   Distributions And Sale
   of Portfolio Shares
                                      (14.30)%                    4.89%                 7.37%

-----------------------------
         15 Performance prented prior to March 30, 1998 reflects the performance of the Marketvest Equity Fund shares, which were reorganized into  the Portfolio on that date, and were offered beginning April 1, 1996.
         16 Class A Shares of the Portfolio were offered beginning May 16, 1996.
Performance results shown before that date are for the Portfolio's Institutional
Class and have been  adjusted  for the  maximum  sales  charge and total  annual operating  expenses  applicable  to Class A Shares.  The Class A annual  returns would  have  been  substantially  similar  to those of the  Institutional  Class because shares of each class are invested in the same portfolio of securities.


                                       73


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

 CLASS B17
Return Before Taxes                   (24.05)%                    6.43%                 9.32%       (April 1, 1996)
Return After Taxes on
   Distributions                      (24.05)%                    5.95%                 8.81%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                (14.77)%                    5.19%                 7.63%

INSTITUTIONAL CLASS

Return Before Taxes                   (19.38)%                    7.29%                10.05%       (April 1, 1996)
Return After Taxes on
   Distributions                      (19.45)%                    6.72%                 9.45%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                (11.90)%                    5.86%                 8.21%


CAPITAL GROWTH PORTFOLIO
CLASS A18

Return Before Taxes
Return After Taxes on                 (30.12)%                    9.53%                 9.97%       (July 16, 1993)
   Distributions
Return After Taxes on                 (30.12)%                    7.29%                 7.67%
   Distributions And Sale
   of Portfolio Shares
CLASS B19                             (18.49)%                    7.20%                 7.36%
Return Before Taxes
Return After Taxes on                 (30.83)%                    9.12%                 9.49%       (July 16, 1993)
   Distributions
Return After Taxes on                 (30.83)%                    6.86%                 7.18%
   Distributions And Sale
   of Portfolio Shares
                                      (18.93)%                    6.89%                 6.96%

-----------------------------
         12 Class B Shares of the  Portfolio  were  offered  beginning  July 31,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The Class B annual returns would have been substantially similar to those of the
Institutional  Class  because  shares  of each  class are  invested  in the same portfolio of securities.
         13 Class A Shares of the  Portfolio  were  offered  beginning  March 9,
1994.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating expenses applicable to Class A Shares. The Class A annual returns  would have been  substantially  similar  to those of the  Institutional
Class  because  shares  of each  class are  invested  in the same  portfolio  of securities.
         14 Class B Shares of the Portfolio were offered beginning September 14,
1998.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been adjusted for the maximum contingent  deferred sales charge and total annual operating  expenses  applicable to Class B Shares.
The Class B annual returns would have been substantially similar to those of the
Institutional  Class  because  shares  of each  class are  invested  in the same portfolio of securities.


                                       74


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

INSTITUTIONAL CLASS
Return Before Taxes                   (26.59)%                   10.73%                10.86%       (July 16, 1993)
Return After Taxes on
   Distributions                      (26.59)%                    8.46%                 8.52%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                (16.32)%                    8.21%                 8.11%


MID-CAP EQUITY PORTFOLIO
CLASS A20

Return Before Taxes
Return After Taxes on                  (8.97)%                   13.20%                12.38%       (November 18, 1996)
   Distributions
Return After Taxes on                  (8.97)%                   10.67%                10.05%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS                    (5.51)%                   10.34%                 9.72%
Return Before Taxes
Return After Taxes on                  (4.25)%                   14.71%                13.81%       (November 18, 1996)
   Distributions
Return After Taxes on                  (4.25)%                   12.14%                11.45%
   Distributions And Sale
   of Portfolio Shares
                                       (2.61)%                   11.63%                10.94%


-----------------------------
         15 Class A Shares of the Portfolio were offered beginning  September 1,
1999.  Performance  results  shown  before  that  date  are for the  Portfolio's
Institutional  Class and have been  adjusted  for the maximum  sales  charge and total annual operating expenses applicable to Class A Shares. The Class A annual returns  would have been  substantially  similar  to those of the  Institutional
Class  because  shares  of each  class are  invested  in the same  portfolio  of securities.


                                       75


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

SMALL-CAP EQUITY PORTFOLIO
CLASS A21

Return Before Taxes
Return After Taxes on                  (0.45)%                   26.77%                21.21%       (July 13, 1995)
   Distributions
Return After Taxes on                  (0.45)%                   22.10%                16.11%
   Distributions And Sale
   of Portfolio Shares
CLASS B22                              (0.28)%                   20.27%                15.06%
Return Before Taxes                                                                                 (July 13, 1995)
Return After Taxes on                  (1.29)%                   27.23%                21.08%
   Distributions
Return After Taxes on                  (1.29)%                   22.55%                16.07%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS                    (0.79)%                   20.72%                15.04%
Return Before Taxes                                                                                 (July 13, 1995)
Return After Taxes on                   4.58%                    28.20%                22.31%
   Distributions
Return After Taxes on                   4.57%                    23.49%                17.18%
   Distributions And Sale
   of Portfolio Shares
                                        2.81%                    21.53%                16.03%


-----------------------------
         16 Class A Shares of the Portfolio were offered beginning May 16, 1996.
Performance results shown before that date are for the Portfolio's Institutional
Class and have been  adjusted  for the  maximum  sales  charge and total  annual operating  expenses  applicable  to Class A Shares.  The Class A annual  returns would  have  been  substantially  similar  to those of the  Institutional  Class because shares of each class are invested in the same portfolio of securities.
         17 As of the date of this statement of additional information.  Class B
Shares did not have a full calendar  year of  performance.  Performance  results shown are for the Portfolio's Institutional Class and have been adjusted for the maximum  contingent  deferred sales charge and total annual  operating  expenses applicable  to Class B  Shares.  The  Class B annual  returns  would  have  been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities.


                                       76


       NAME OF PORTFOLIO              ONE-YEAR                 FIVE-YEAR           SINCE INCEPTION
            AND CLASS

INTERNATIONAL EQUITY PORTFOLIO
CLASS A23

Return Before Taxes
Return After Taxes on                  (16.37)%                  (2.02)%                4.48%       (January 7, 1992)
   Distributions
Return After Taxes on                  (16.40)%                  (4.45)%                1.80%
   Distributions And Sale
   of Portfolio Shares
INSTITUTIONAL CLASS24                  (10.05)%                  (1.37)%                3.16%
Return Before Taxes
Return After Taxes on                  (12.08)%                  (0.90)%                5.08%       (January 7, 1992)
   Distributions
Return After Taxes on                  (12.15)%                  (3.37)%                2.38%
   Distributions And Sale
   of Portfolio Shares
                                       (7.42)%                   (0.50)%                3.65%

EMERGING MARKETS EQUITY
PORTFOLIO
CLASS A25

Return Before Taxes                     2.54%                   (10.90)%               (0.74)%      (January 7, 1992)
Return After Taxes on
   Distributions                        2.39%                   (11.01)%               (1.67)%
Return After Taxes on
   Distributions And Sale
   of Portfolio Shares                  1.55%                    (8.32)%               (0.84)%

-----------------------------
         18 Performance presented prior to August 12, 2000 reflects the performance of the Govett International Equity Fund shares, which were reorganized into the Portfolio on that date, and were offered beginning January 7, 1992.
         19 Performance presented prior to August 12, 2000 reflects the performance of Class A Shares of the Govett International Equity Fund from its inception date of January 7, 1992. Institutional Class shares of the Govett fund were offered beginning July 24, 1998. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Class A Shares of the Govett fund.
         20 Performance presented prior to August 12, 2000 reflects the performance of the Govett Emerging Markets Equity Fund shares, which were reorganized into the Portfolio on that date, and were offered beginning January 7, 1992.

The following table sets forth the money market fund Portfolios' average annual total return for specified periods ending April 30, 2002.

            NAME OF PORTFOLIO AND CLASS                    1-YEAR           5-YEAR        SINCE INCEPTION

US TREASURY MONEY MARKET PORTFOLIO
Class A                                                    2.35%            4.25%              4.36%
Institutional Class                                        2.59%            4.51%              4.50%
                                                           -----            -----              -----
Institutional II Class                                     2.51%            4.43%              4.58%
                                                           -----            -----              -----
US GOVERNMENT MONEY MARKET PORTFOLIO
Class A                                                    2.39%             N/A               4.57%
                                                           -----             ---               -----
Institutional Class                                        2.63%            4.83%              4.81%
                                                           -----            -----              -----
Institutional II Class                                     2.55%            4.76%              4.89%
                                                           -----            -----              -----
MONEY MARKET PORTFOLIO
Class A                                                    2.55%            4.75%              4.81%
                                                           -----            -----              -----
Class B                                                   (3.15)%            N/A               2.96%
                                                          -------            ---               -----
Institutional Class                                        2.78%            5.00%              4.96%
                                                           -----            -----              -----
Institutional II Class                                     2.71%            4.93%              5.05%
                                                           -----            -----              -----
TAX-FREE MONEY MARKET PORTFOLIO
Class A                                                    1.54%            2.77%              2.86%
                                                           -----            -----              -----
Institutional Class                                        1.77%            3.02%              3.05%
                                                           -----            -----              -----
Institutional II Class                                     1.70%            2.95%              3.04%
                                                           -----            -----              -----
PENNSYLVANIA TAX-FREE MONEY MARKET
Institutional Class                                         N/A              N/A               1.54%*
                                                            ---              ---               ------
Institutional II Class                                      N/A              N/A               1.46%*
                                                            ---              ---               ------
* Since inception returns are cumulative.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


CALCULATION OF NAV

         Each Portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day").

         The calculation of the NAV, dividends and distributions of a Portfolio's Class A, Class B, Institutional Class and Institutional II Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i)
management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or other fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.


         The following holiday closings have been scheduled for 2003 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a Portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the Portfolio to purchase or redeem shares), the Portfolio's NAV may be significantly affected.



CONVERSION OF CLASS B SHARES

         Class B shares will automatically convert into Class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging Class B shares of another Portfolio will convert into Class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.


REDEMPTION IN KIND


         Under normal circumstances, a Portfolio will redeem shares in cash as described in the prospectus. However, if the Advisor determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, pursuant to procedures adopted by the Board of Trustees and in conformity with applicable rules of the SEC, the Portfolio will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder.


                                      TAXES

         The following is only a summary of certain additional Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

         The following is only a summary of certain Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of Federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.


TAXATION OF THE PORTFOLIOS


         Each Portfolio is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a Registered Investment Company ("RIC") under the Code. By doing so, a Portfolio (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.


         To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the "Income Requirement"); and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below under "Tax-Free Portfolios" and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits. (For corporate shareholders, however, those distributions generally would be eligible for the 70% dividends-received deduction.) In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For purposes of the foregoing, a Portfolio will include in the amount distributed in a calendar year any amount taxed to it for the taxable year ending in that calendar year. Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Portfolio may in certain circumstances be required to liquidate portfolio investments to make those distributions.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a Portfolio may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section  1256  contracts  a  Portfolio  holds  at the  end of its  taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio.

         Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.


TAXATION OF SHAREHOLDERS


         Distributions from a Portfolio's investment company taxable income (which includes net short-term capital gain) are taxed as dividends, which generally are taxed at a maximum marginal rate of 38.6% in the case of non-corporate taxpayers. Distributions out of a Portfolio's net capital gain, if any, that it designates as capital gain distributions are taxed to its shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares on which the distributions are paid and whether the gain was reflected in the price the shareholder paid for those shares or is attributable to bonds bearing tax-exempt interest. Net capital gain of a non-corporate taxpayer generally is taxed at a maximum rate of 20%. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and net capital gain.


         A portion of the dividends from a Portfolio's investment company taxable income, whether paid in cash or reinvested in additional shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from domestic corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the AMT. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends-received deduction.

         The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in the last quarter of any calendar year and payable to shareholders of record on a date in that quarter will be taxed as though paid on December 31 if they are paid in January of the following year. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from a Tax-Free Portfolio that are exempt from Federal income tax.

         Shareholders may realize capital gain or loss when they redeem (sell) or exchange their Portfolio shares. Any such gain or loss recognized by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares were held for more than twelve months, provided that if a shareholder redeems or exchanges at a loss Portfolio shares held for six months or less on which a capital gain distribution was paid, then the loss will be treated as a long-term capital loss to the extent of that distribution. Any resultant net capital gain will be subject to the maximum 20% rate.

         On the record date for a dividend or capital gain distribution, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares shortly before the record date ("buying a dividend"), he or she would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


         Each Portfolio must withhold and remit to the U.S. Treasury 30% (during 2002 and 2003) of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individuals and certain other non-corporate shareholders if the shareholder fails to certify that the taxpayer identification number ("TIN") furnished to the Portfolio is correct ("backup withholding"). Backup withholding at those rates also is required from a Portfolio's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Portfolio to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income.


INTERNATIONAL EQUITY AND EMERGING MARKETS EQUITY PORTFOLIOS

         Dividends and interest these Portfolios receive, and gains they realize, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.

         Each of these Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Portfolio that invests in one or more PFICs may make certain elections permitted under the Code and adopt certain tax strategies to reduce or eliminate these adverse consequences. Pursuant to those elections and some of those strategies, a Portfolio may be required to distribute amounts in excess of its realized income and gains.

         Gains or losses (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAX-FREE PORTFOLIOS-TAX-FREE MONEY MARKET PORTFOLIO, PENNSYLVANIA TAX-FREE MONEY
MARKET  PORTFOLIO,   MARYLAND  TAX-FREE  PORTFOLIO  AND  PENNSYLVANIA   TAX-FREE
PORTFOLIO

         If a Tax-Free Portfolio satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders; each Tax-Free Portfolio intends to continue to satisfy this requirement. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Tax-Free Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Free Portfolio is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, Tax-Free Portfolio shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.


         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity obligations ("PABs") should consult their tax advisors before purchasing shares of a Tax-Free Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs (which the Tax-Free Portfolios expect to purchase) is treated as a Tax Preference Item, although it remains fully tax-exempt for regular Federal income tax purposes; a portion (not expected to exceed 20%) of each Tax-Free Portfolio's exempt-interest dividends thus may constitute a Tax Preference Item. Interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT.


         If shares of a Tax-Free Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

         If a Tax-Free Portfolio invests in instruments that generate taxable interest income, under the circumstances described in the prospectuses and in the discussion of municipal market discount bonds below, the portion of any dividend of that Portfolio attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The exempt-interest dividend portion is determined by the ratio of (1) the net tax-exempt income a Portfolio realizes for the entire year to (2) the aggregate amount of distributions for the year and thus is an annual average, rather than a day-to-day determination. Moreover, if a Tax-Free Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         A Tax-Free Portfolio may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Tax-Free Portfolio acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Tax-Free Portfolio after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period between the dates of acquisition and maturity. In lieu of treating the disposition gain as above, a Tax-Free Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Tax-Free Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from Tax-Free Portfolio still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts. Receipt of tax-exempt income may result in collateral tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain S corporations with excess passive income and individuals otherwise eligible for the earned income credit. Prospective purchasers of Portfolio shares should consult their own tax advisors as to the applicability of any such collateral consequences.

         Shares of a Tax-Free Portfolio would not be suitable for tax-exempt institutions and for tax-exempt retirement plans qualified under section 401 of the Code, H.R. 10 plans and individual retirement accounts.

MARYLAND TAX MATTERS


         To the extent that dividends paid by the Portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the Portfolios
(a) on obligations of Maryland or its political  subdivisions  and  authorities,
(b) on obligations of the United States, or (c) obligations of certain authorities, commissions, instrumentalities, possessions or territories of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Portfolios. In addition, gains realized by the Portfolios from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, will not be subject to Maryland state and local income taxes.

         To the extent that distributions of the Portfolios are attributable to sources other than those described in the preceding paragraph, such as, for example, interest received by the Portfolios on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds (other than obligations of the State of Maryland or a political subdivision or authority thereof) which the Portfolios might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Maryland state and local income taxes.



PENNSYLVANIA TAX MATTERS


         Individual shareholders of the Pennsylvania Tax-Free Money Market Portfolio and the Pennsylvania Tax-Free Portfolio who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions by the Portfolios that are attributable to interest on Pennsylvania municipal obligations or obligations issued by the United States government and certain agencies, instrumentalities and territories of the United States. Distributions attributable to most other sources, including gains, will be subject to Pennsylvania personal income tax.

         Shares of a Portfolio that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Portfolio's investments consist of Pennsylvania municipal obligations or direct obligations of the United States on the annual assessment date. Nonresidents of Pennsylvania and corporations are not subject to this tax. Shareholders should consult their own tax advisors as to the application of this tax.

         For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Pennsylvania municipal obligations or direct obligations of the United States government are not taxable for purposes of the Philadelphia School District investment net income tax, provided that the Portfolio reports to its shareholders the percentage of Pennsylvania municipal obligations and obligations of the United States held by it for the year. Each Portfolio will report such percentage to its shareholders. Shareholders should consult their individual tax advisors as to the application of this tax.

         Distributions from the Portfolios of interest attributable to Pennsylvania municipal obligations or obligations issued by the United States government and certain agencies, instrumentalities and territories of the United States are not subject to the Pennsylvania corporate net income tax. However, gains realized on the sale of shares that are attributable to Pennsylvania municipal obligations or obligations issued by the United States government, its agencies, instrumentalities and territories will be subject to such tax. The Pennsylvania Department of Revenue also takes the position that, for purposes of the Pennsylvania capital stock and franchise tax, a portion of the shares of funds similar to the Portfolios are considered exempt assets of a corporation that applies the single-factor apportionment formula for the purpose of determining its capital stock value. An investment in a Portfolio will be exempt in the same percentage that the exempt interest dividends of the Portfolio bears to the total dividends of the Portfolio.

         Dividends derived from interest on Pennsylvania municipal obligations generally will not be exempt from taxation under the laws of states other than Pennsylvania.



                              TRUSTEES AND OFFICERS



         Each Portfolio is a series of the Fund, an open-end management investment company offering redeemable shares of beneficial interest. The Fund's Board of Trustees provides broad supervision over the affairs of the Portfolios and the Fund, with respect to the Fund's and the Portfolios' management in compliance with applicable laws of the Commonwealth of Massachusetts. The officers of the Fund are responsible for the Portfolios' operations. The names of the Trustees and officers of the Fund, their position with the Fund and length of time served, address, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of Portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee has also been included. Trustees considered "interested persons" within the meaning of the 1940 Act ("Interested Trustees") are listed separately from those Trustees not considered "interested persons" within the meaning of the 1940 Act ("Disinterested Trustees").

NAME, ADDRESS                   POSITION(S)         LENGTH OF    PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST      TIME         DURING THE PAST FIVE YEARS     PORTFOLIOS IN   DIRECTORSHIPS/
                                                    SERVED(1)                                   FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

INTERESTED TRUSTEE

....................................................................................................................................

   RICK A. GOLD(2)              Trustee and         since 2000   Executive Vice President of    30              None
   100 East Pratt Street        President,                       Asset Management Group of
   15th Floor                   Valuation                        Allfirst Financial, Inc.,
   Baltimore, MD 21202          Committee(3)                     the parent company of
   Date of Birth: 8/4/49        (member)                         Allfirst Trust Company, N.A.
                                                                 and AIA

....................................................................................................................................

DISINTERESTED TRUSTEES

................................ ................... ............ .............................. ............... ...................

   WILLIAM H. COWIE, JR.        Trustee and         since 1993   Retired since 1995             30              None
   1408 Ruxton Road,            Chairman, Audit
   Baltimore, MD 21204.         Committee(4)
   Date of Birth:  1/24/31      (member),
                                Valuation
                                Committee(3)
                                (member),
                                Nominating
                                Committee(5)
                                (member)

................................ ................... ............ .............................. ............... ...................

  DAVID D. DOWNES               Trustee, Audit      since 1995   Attorney in private practice   30              None
  210 Allegheny Avenue          Committee(4)                     since 1996
  Towson, MD 21204              (member),
  Date of Birth: 7/16/35        Nominating
                                Committee(5)
                                (member)

................................ ................... ............ .............................. ............... ...................

................................ ................... ............ .............................. .............. ....................

  SIR VICTOR GARLAND            Trustee, Audit      since 2000   Private Investor since 1994;   30             Director and
  15 Wilton Place               Committee(4)                     President of The Govett                       Chairman of
  Knightsbridge, London         (member),                        Funds, Inc., a U.K.                           Henderson Far East
  SW1X 8RL                      Nominating                       registered mutual fund                        Income Trust plc
  Date of Birth: 5/5/34         Committee(5)                     company; Director of a                        (Chairman since
                                (member)                         number of U.K. public                         1990);  Director
                                                                 companies                                     of Framington
                                                                                                               Income and
                                                                                                               Capital Trust plc;
                                                                                                               Director and
                                                                                                               Chairman of
                                                                                                               Fidelity Asian
                                                                                                               Values plc
                                                                                                               (Chairman since
                                                                                                               2001); Director
                                                                                                               and Chairman
                                                                                                               of Govett
                                                                                                               Enhanced Income
                                                                                                               Investment Trust
                                                                                                               plc; Director
                                                                                                               of GEIIT plc;
                                                                                                               Director of
                                                                                                               Govett Asian
                                                                                                               Income and
                                                                                                               Growth Trust Ltd.

................................ ................... ............ .............................. ............... ...................


NAME, ADDRESS                   POSITION(S)         LENGTH OF    PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST      TIME         DURING THE PAST FIVE YEARS     PORTFOLIOS IN   DIRECTORSHIPS/
                                                    SERVED(1)                                   FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

DISINTERESTED TRUSTEES (CONTINUED)

................................ ................... ............ .............................. .............. ....................

  CHARLOTTE R. KERR             Trustee, Audit      since 1993   Practitioner and faculty       30             None
  American City Building        Committee(4)                     member of Traditional
  10227 Wincopin Circle         (member),                        Acupuncture Institute
  Suite 108                     Nominating
  Columbia, MD 21044            Committee(5)
  Date of Birth: 9/26/46        (member)


................................ ................... ............ .............................. .............. ....................

   RICHARD B. SEIDEL            Trustee, Audit      since 1998   Director and President         30             None
   770 Hedges Lane              Committee(4)                     (since 1994) of Girard
   Wayne, PA 19087              (member),                        Partners, a registered
   Date of Birth: 4/20/41       Nominating                       broker-dealer
                                Committee(5)
                                (member)

....................................................................................................................................

OFFICERS

....................................................................................................................................

  STACEY E. HONG                Treasurer           since June   Director (since 1998) of       N/A             N/A
   Forum Financial Group, LLC                       2002         Forum Accounting Services,
   Two Portland Square                                           LLC, with which he has been
   Portland, ME 04101                                            associated since 1992;
  Date of Birth: 5/10/66                                         Treasurer of various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                 Services, LLC

................................ ................... ............ .............................. ............... ...................

  MICHELE L. DALTON             Vice President      since 2000   Senior Vice President of       N/A             N/A
   100 East Pratt Street        and Assistant                    Allfirst Financial, Inc.
   15th Floor                   Secretary                        since 1994
   Baltimore, MD 21202
  Date of Birth: 2/16/59


................................ ................... ............ .............................. ............... ...................

   THOMAS R. RUS, ESQ.          Secretary,          since 2000   Vice President and Trust       N/A             N/A
   100 East Pratt Street        Valuation                        Counsel of Allfirst Trust
   15th Floor                   Committee(3)                     Company, N.A. and Allfirst
   Baltimore, MD 21202          (member)                         Bank with which he has been
  Date of Birth: 10/11/59                                        associated since 1995;
                                                                 Compliance Officer of
                                                                 Allfirst Trust Company, N.A.
                                                                 and ARK Funds



NAME, ADDRESS                   POSITION(S)         LENGTH OF    PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
   AND DATE OF BIRTH            WITH THE TRUST      TIME         DURING THE PAST FIVE YEARS     PORTFOLIOS IN   DIRECTORSHIPS/
                                                    SERVED(1)                                   FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE
   Officers (continued)
................................ ................... ............ .............................. ............... ...................
   D. BLAINE RIGGLE, ESQ.                           since        Relationship Manager and       N/A             N/A
   Forum Financial Group, LLC   Vice-President,     January      Counsel, Forum Financial
   Two Portland Square          Assistant           2002         Group, LLC, a mutual fund
   Portland, ME 04101           Secretary                        administration company,
  Date of Birth: 11/12/66                                        since 1998; Associate
                                                                 Counsel, Wright Express
                                                                 Corporation, a Fleet credit
                                                                 card company, from March
                                                                 1997 to January 1998;
                                                                 Officer, various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                 Services, LLC
................................ ................... ............ .............................. ............... ...................
   CHERYL O. TUMLIN, ESQ.       Vice-President,     since        Counsel, Forum Financial       N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Group, LLC, since November
   Two Portland Square          Secretary           2002         2001 and from July 1996 to
   Portland, ME 04101                                            January 1999;   Counsel,
   Date of Birth: 6/30/66                                        I-many, Inc., a software
                                                                 company,   from
                                                                 January 1999 to
                                                                 October   2001;
                                                                 Officer,
                                                                 various   funds
                                                                 managed     and
                                                                 distributed  by
                                                                 Forum      Fund
                                                                 Services,   LLC
                                                                 and       Forum
                                                                 Administrative
                                                                 Services, LLC

................................ ................... ............ .............................. ............... ...................

    DAWN L. TAYLOR                                  since        Tax Manager, Forum Financial   N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Group, LLC, since October
   Two Portland Square          Treasurer           2002         1997;  Senior Tax
   Portland, ME 04101                                            Accountant, Purdy, Bingham &
  Date of Birth: 5/14/64                                         Burrell, LLC, a public
                                                                 accounting firm, from
                                                                 January 1997 to October
                                                                 1997; Senior Fund
                                                                 Accountant, Forum Financial
                                                                 Group, LLC, September 1994
                                                                 to October 1997; Officer,
                                                                 various funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC
................................ ................... ............ .............................. ............... ...................




    NATHAN V. GEMMITI,                              since        Staff Attorney, Forum          N/A             N/A
    ESQ.                        Assistant           January      Financial Group, LLC, since
  Forum Financial Group, LLC    Secretary           2002         July 2001; Associate at the
  Two Portland Square                                            law firm of Pierce Atwood
  Portland, ME 04101                                             from August 1998 through
  Date of Birth: 8/6/70                                          July 2001;  Officer, various
                                                                 funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC

................................ ................... ............ .............................. ............... ...................


(1)  Term of service is indefinite.
(2)  Mr.  Gold  is an  Interested  Trustee  because  he is  the  Executive  Vice
     President of the Asset Management Group of Allfirst Financial, Inc. Allfirst Financial Inc. is the parent company of Allfirst Trust Company and of the advisor to certain of the Portfolios, Allied Investment Advisors, Inc.
(3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended April 30, 2002, the Valuation Committee met three times.
(4) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met one time during the fiscal year ended April 30, 2002.
(5) The Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board. During the fiscal year ended April 30, 2002, the Nominating Committee did not meet.

         TRUSTEE OWNERSHIP IN THE TRUST


------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE FUND
              TRUSTEES                               THE FUNDS                                 COMPLEX

------------------------------------- ----------------------------------------- --------------------------------------

------------------------------------- ----------------------------------------- --------------------------------------

INTERESTED TRUSTEE
------------------------------------- ----------------------------------------- --------------------------------------
Rick A. Gold                                       Over $100,000                            over $100,000
------------------------------------- ----------------------------------------- --------------------------------------
DISINTERESTED TRUSTEES
------------------------------------- ----------------------------------------- --------------------------------------
William H. Cowie, Jr.                              Over $100,000                            over $100,000
------------------------------------- ----------------------------------------- --------------------------------------
David D. Downes                                    Over $100,000                            over $100,000
------------------------------------- ----------------------------------------- --------------------------------------
Sir Victor Garland                                      None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
Charlotte R. Kerr                                       None                                    None
------------------------------------- ----------------------------------------- --------------------------------------
Richard B. Seidel                                $10,000 - $50,000                        $10,000 - $50,000

------------------------------------- ----------------------------------------- --------------------------------------

         OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

         As of April 30, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of the Trust's investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.


                           TRUSTEE COMPENSATION TABLE


         The following table sets forth information describing the compensation of each Trustee of the Fund for his or her services as Trustee for the fiscal year ended April 30, 2002.


                                                         PENSION OR
                                                         RETIREMENT        ESTIMATED ANNUAL
                                                       BENEFITS ACCRUED      RETIREMENT FROM    TOTAL COMPENSATION
                                     AGGREGATE          FROM THE FUND     THE FUND COMPLEX(1)     FROM THE FUND
                                 COMPENSATION FROM        COMPLEX(1)                                COMPLEX(1)
          NAME OF TRUSTEE            THE FUND


Cowie, Jr., William H.                $28,125                 --                   --                 $28,125
Downes, David D.                      $22,500                 --                   --                 $22,500
Garland, Sir Victor                   $22,500                 --                   --                 $22,500
Gold, Rick A.(2)                      $0                      --                   --                 $0
Kerr, Charlotte R.                    $22,500                 --                   --                 $22,500
Schweizer, Thomas(3)                  $15,000                 --                   --                 $15,000
Seidel, Richard B.                    $22,500                 --                   --                 $22,500

-------------------


(1) The Fund's Trustees did not receive any pension or retirement benefits from the Fund as compensation for the services as Trustees. The Board of Trustees has adopted a retirement policy, which calls for the retirement of Trustees when they reach the age of 75. The Fund is the sole investment company in the fund complex.
(2) Interested persons of the Fund do not receive any compensation from the Fund for their services as Trustees.
(3)  Mr. Schweizer retired from the Board of Trustees in December 2001.



                               INVESTMENT ADVISOR


         The investment advisor of the Fund is Allied Investment Advisors, Inc. ("AIA" or the "Advisor"). AIA provides (or supervises any Sub-advisor who
provides)  the  Portfolios  with  day-to-day   management   services  and  makes
investment decisions on the Portfolios' behalf in accordance with each Portfolio's investment policies. AIB Investment Managers, Limited ("AIBIM") serves as the sub-advisor to the International Equity Portfolio and Govett Investment Management, Limited ("Govett-London" or individually or collectively with AIBIM the "Sub-advisor(s)") serves as the sub-advisor to the Emerging Markets Equity Portfolio. The Sub-advisors furnish an investment program in respect of, and make investment decisions for, all assets of the Portfolio and place all orders for the purchase and sale of securities on behalf of the Portfolios.

         Class A and Class B shares are available for purchase through Allfirst Brokerage Corporation ("Allfirst Brokerage") and other registered broker dealers. Institutional and Institutional II Class shares of the Fund are held by accounts over which Allfirst Trust Company, N.A. ("Allfirst Trust") serves in a fiduciary capacity. Allfirst Trust also provides custodial and administrative services to the Fund. AIA, Allfirst Trust and Allfirst Brokerage are wholly-owned subsidiaries of Allfirst Bank, a Maryland-chartered Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly-owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c. ("AIB"), an international financial services organization based in Dublin, Ireland. AIBIM and Govett London are both indirect, wholly-owned subsidiaries of AIB. AIBIM is based in Dublin, Ireland and Govett-London is based in London, England. Both companies are registered with the SEC as investment advisors under the Investment Advisors Act of 1940 ("Advisors Act").

         Pursuant to an investment advisory agreement with the Fund, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf. Pursuant to an investment sub-advisory agreement with the Fund, the Sub-Advisor furnishes, at its own expense, all services, facilities and personnel necessary to manage the International Equity Portfolio's, and Emerging Markets Equity Portfolio's investments and effect portfolio transactions on its behalf.

         The advisory contracts have been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contracts are terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the Trustees, or by AIA (and, in the case of the sub-advisory agreement, the Sub-Advisor), on 60 days' written notice, and will automatically terminate in the event of its assignment.

         The advisory contracts provide that, with respect to each Portfolio, neither AIA or the Sub-Advisor, nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by either AIA or the Sub-Advisor of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contracts provide that AIA and the Sub-Advisor may render services to others.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         The Fund's Board of Trustees reviews each Portfolio's investment advisory agreement every year to determine whether the advisory contract should be renewed for an additional one-year period. Renewal of the contract requires the approval of a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

         In considering the continuation of the advisory contracts, the Board, including the Disinterested Trustees, reviews each Portfolio separately. The Board requests and reviews information relating to each Portfolio and its advisory arrangements, including but not limited to reports prepared by the Advisor and materials provided by counsel to the Trust and the Disinterested Trustees.

         Matters bearing on each Portfolio's advisory contract are considered at most, if not all, of the meetings of the Board of Trustees. The Disinterested Trustees meet regularly in executive session and are advised on these and other matters by independent legal counsel selected by the Disinterested Trustees.

         In reviewing the investment advisory agreement for each Portfolio, the Board carefully considered the nature, quality and extent of services furnished by the Advisor to the Portfolio. The Board also considered the Advisor's compensation and profitability attributable to providing such services. In so doing, the Board examined the fee structure of the Portfolios and any existing or anticipated fee waivers. In addition, the Board reviewed comparative information on fees and expenses of similar mutual funds. The Board compared the costs that may be incurred by the Advisor and its affiliates in performing services for the Portfolios and the method used in determining and allocating these costs. The Board also considered possible economies of scale arising from the size and anticipated growth of the Portfolios and other potential benefits to the Advisor and its affiliates arising from its relationship with the Fund.

         Based on the information reviewed and after careful consideration, the Board and the Disinterested Trustees concluded that continuation of the advisory contract for each Portfolio was in the best interests of the Portfolio and its shareholders, and the Board, and the Disinterested Trustees voting separately, unanimously voted to continue the contract for another annual term.

         For the fiscal year ended April 30, 2002, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $1,059,209 of which $210,086 was waived; with respect to the U.S. Government Money Market Portfolio was $4,105,583 of which $1,628,057 was waived; with respect to the Money Market Portfolio was $4,136,496 of which $2,104,414 was waived; with respect to the Tax-Free Money Market Portfolio was $391,726 of which $258,946 was waived; with respect to the Pennsylvania Tax-Free Money Market Portfolio was $88,056 of which $40,592 was waived; with respect to the Short-Term Treasury Portfolio was $157,002 of which $10,135 was waived; with respect to the Short-Term Bond Portfolio was $557,664 of which $45,371 was waived; with respect to the Maryland Tax-Free Portfolio was $788,419 of which $201,256 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $1,069,984 of which $4,727 was waived; with respect to the Intermediate Fixed Income Portfolio was $795,306 of which $131,574 was waived; with respect to the U.S. Government Bond Portfolio was $898,477 of which $110,626 was waived; with respect to the Income Portfolio was $2,032,658 of which $241,935 was waived; with respect to the Balanced Portfolio was $2,151,699 of which $285,597 was waived; with respect to the Equity Income Portfolio was $546,080 of which $56,451 was waived; with respect to the Value Equity Portfolio was $2,846,913 of which $372,376 was waived; with respect to the Equity Index Portfolio was $201,903 of which $145,813 was waived; with respect to the Blue Chip Equity Portfolio was $2,058,612 of which $266,059 was waived; with respect to the Capital Growth Portfolio was $1,477,569 of which $101,116 was waived; with respect to the Mid-Cap Equity Portfolio was $777,615 of which $67,381 was waived; with respect to the Small-Cap Equity Portfolio was $1,189,853 of which $13,767 was waived; with respect to the International Equity Portfolio was $347,014 of which $111,508 was waived; and with respect to the Emerging Markets Equity Portfolio was $64,085 of which $64,085 was waived.

         For the fiscal year ended April 30, 2001, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $1,116,595 of which $267,976 was waived; with respect to the U.S. Government Money Market Portfolio was $3,852,090 of which $1,685,459 was waived; with respect to the Money Market Portfolio was $2,851,272 of which $1,482,653 was waived; with respect to the Tax-Free Money Market Portfolio was $347,948 of which $222,688 was waived; with respect to the Short-Term Treasury Portfolio was $152,397 of which $0 was waived; with respect to the Short-Term Bond Portfolio was $631,761 of which $42,117 was waived; with respect to the Maryland Tax-Free Portfolio was $742,979 of which $182,888 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $1,069,180 of which $0 was waived; with respect to the Intermediate Fixed Income Portfolio was $749,586 of which $137,425 was waived; with respect to the U.S. Government Bond Portfolio was $1,112,229 of which $133,468 was waived; with respect to the Income Portfolio was $2,289,034 of which $343,356 was waived; with respect to the Balanced Portfolio was $2,538,232 of which $351,448 was waived; with respect to the Equity Income Portfolio was $593,195 of which $50,844 was waived; with respect to the Value Equity Portfolio was $3,782,192 of which $491,682 was waived; with respect to the Equity Index Portfolio was $257,048 of which $151,871 was waived; with respect to the Blue Chip Equity Portfolio was $2,142,546 of which $306,074 was waived; with respect to the Capital Growth Portfolio was $1,761,847 of which $125,846 was waived; with respect to the Mid-Cap Equity Portfolio was $783,501 of which $58,761 was waived; with respect to the Small-Cap Equity Portfolio was $992,167 of which $12,402 was waived; with respect to the International Equity Portfolio (for the six-month period ended April 30, 2001) was $229,390 of which $11,470 was waived; and with respect to the Emerging Markets Equity Portfolio was $40,171 of which $12,122 was waived. The fees set forth above for International Equity Portfolio were payable pursuant to an advisory agreement with AIA, which provided a different fee schedule. The Pennsylvania Tax-Free Money Market Portfolio commenced operations on May 1, 2001. Accordingly, this Portfolio paid no advisory fees for the fiscal year ended April 30, 2001.

         For the fiscal year ended April 30, 2000, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $1,069,281 of which $256,621 was waived; with respect to the U.S. Government Money Market Portfolio was $4,097,213 of which $1,802,784 was waived; with respect to the Money Market Portfolio was $2,552,707 of which $1,331,740 was waived; with respect to the Tax-Free Money Market Portfolio was $404,848 of which $259,105 was waived; with respect to the Short-Term Treasury Portfolio was $166,816 of which $0 was waived; with respect to the Short-Term Bond Portfolio was $733,885 of which $48,926 was waived; with respect to the Maryland Tax-Free Portfolio was $798,297 of which $196,505 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $1,259,448 of which $0 was waived; with respect to the Intermediate Fixed Income Portfolio was $649,351 of which $119,048 was waived; with respect to the U.S. Government Bond Portfolio was $1,553,644 of which $186,440 was waived; with respect to the Income Portfolio was $2,131,017 of which $319,656 was waived; with respect to the Balanced Portfolio was $1,368,479 of which $189,483 was waived; with respect to the Equity Income Portfolio was $651,047 of which $55,803 was waived; with respect to the Value Equity Portfolio was $4,786,521 of which $622,241 was waived; with respect to the Equity Index Portfolio was $242,277 of which $157,204 was waived; with respect to the Blue Chip Equity Portfolio was $1,639,547 of which $234,218 was waived; with respect to the Capital Growth Portfolio was $1,220,718 of which $87,195 was waived; with respect to the Mid-Cap Equity Portfolio was $606,168 of which $45,462 was waived; with respect to the Small-Cap Equity Portfolio was $499,955 of which $6,249 was waived; and with respect to the International Equity Selection Portfolio was $222,921 of which $34,295 was waived. Effective August 8, 2000, the fees set forth above for International Equity Portfolio are payable pursuant to an advisory agreement with AIA which provides a different fee schedule.


         In addition to receiving its advisory or sub-advisory fee, AIA and the Sub-Advisormay also act and be compensated as investment manager for clients with respect to assets which are invested in a Portfolio. In some instances AIA and the Sub-Advisor may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA andthe Sub-Advisor, or their affiliates, from a Portfolio with respect to the client's assets invested in the Portfolio.

         Each Portfolio has, under the advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of Trustees and officers of the Fund and costs of other personnel performing services for the Fund who are not officers of Allfirst Trust, Forum Administrative Services, LLC or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses;

state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                               FUND ADMINISTRATION


ADMINISTRATOR AND SUB-ADMINISTRATOR


         Effective January 1, 2002, Allfirst Trust serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement with the Fund. Under the agreement, the Administrator is responsible for providing administrative services to the Fund, which include general assistance in the overall management of the Fund and providing the Fund with office facilities and persons satisfactory to the Board of Trustees to serve as officers of the Fund. The Administrator has subcontracted the services to be provided by it under the agreement to Forum Administrative Services, LLC (the "Sub-administrator").

         The Administrator receives an administration fee from the Fund at the annual rate of $24,000 per Portfolio plus 0.085% of the annual average daily net assets of the Portfolios, plus $5,000 per month. The Administrator pays a fee of $24,000 per Portfolio plus 0.0575% of the annual average daily net assets of the Portfolios to the Sub-administrator.

         Under its agreement with the Fund, the Administrator is not liable for any act or omission in the performance of its duties, but is not protected from any liability by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of reckless disregard of its duties and obligations under the agreement. By subcontracting services to the Sub-administrator, the Administrator is not relieved of its obligations under the agreement with the Fund, and the Administrator is responsible to the Fund for all acts of the Sub-administrator as if they were its own.

         Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator. SEI Services also provided fund accounting and related accounting services under its administration agreement with the Fund. Pursuant to a sub-administration agreement between the SEI Services and Allfirst Trust, Allfirst Trust performed services, which included clerical, bookkeeping, accounting, stenographic and administrative services, for which it received a fee paid by SEI Services.

         For the period January 1, 2002 through April 30, 2002, the administration fee due to the Administrator under the administration agreement with respect to the U.S. Treasury Money Market Portfolio was $131,670 of which $19,645 was waived; with respect to the U.S. Government Money Market Portfolio was $491,826 of which $73,459 was waived; with respect to the Money Market Portfolio was $496,001 of which $81,079 was waived; with respect to the Tax-Free Money Market Portfolio was $52,284 of which $7,016 was waived; with respect to the

Pennsylvania Tax-Free Money Market Portfolio was $15,927 of which $1,485 was waived; with respect to the Short-Term Treasury Portfolio was $20,350 of which $2,466 was waived; with respect to the Short-Term Bond Portfolio was $28,441 of which $4,116 was waived; with respect to the Maryland Tax-Free Portfolio was $42,865 of which $6,857 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $53,582 of which $9,029 was waived; with respect to the Intermediate Fixed Income Portfolio was $45,076 of which $7,394 was waived; with respect to the U.S. Government Bond Portfolio was $38,923 of which $6,411 was waived; with respect to the Income Portfolio was $85,246 of which $81,035 was waived; with respect to the Balanced Portfolio was $97,656 of which $22,858 was waived; with respect to the Equity Income Portfolio was $29,938 of which $5,379 was waived; with respect to the Value Equity Portfolio was $81,812 of which $18,677 was waived; with respect to the Equity Index Portfolio was $36,065 of which $6,996 was waived; with respect to Blue Chip Equity Portfolio was $90,392 of which $20,524 was waived; with respect to the Capital Growth Portfolio was $64,434 of which $14,865 was waived; with respect to the Mid-Cap Equity Portfolio was $34,537 of which $6,562 was waived; with respect to the Small-Cap Portfolio was $49,402 of which $10,824 was waived; with respect to the International Equity Portfolio was $16,966 of which $2,276 was waived; and with respect to the Emerging Markets Equity Portfolio was $9,677 of which $466 was waived.

         For the period May 1, 2001 through December 31, 2001, the administration fee due to SEI Services with respect to the U.S. Treasury Money Market Portfolio was $396,228; with respect to the U.S. Government Money Market Portfolio was $1,526,644; with respect to the Money Market Portfolio was $1,550,296; with respect to the Tax-Free Money Market Portfolio was $147,792; with respect to the Pennsylvania Tax-Free Money Market Portfolio was $35,554; with respect to the Short-Term Treasury Portfolio was $43,616; with respect to the Short-Term Bond Portfolio was $72,540; with respect to the Maryland Tax-Free Portfolio was $116,393; with respect to the Pennsylvania Tax-Free Portfolio was $160,200; with respect to the Intermediate Fixed Income Portfolio was $128,605; with respect to the U.S. Government Bond Portfolio was $119,690; with respect to the Income Portfolio was $349,450; with respect to the Balanced Portfolio was $333,528; with respect to the Equity Income Portfolio was $77,164; with respect to the Value Equity Portfolio was $290,113; with respect to the Equity Index Portfolio was $100,485 of which $26,759 was waived; with respect to Blue Chip Equity Portfolio was $292,460; with respect to the Capital Growth Portfolio was $214,219; with respect to the Mid-Cap Equity Portfolio was $97,193; with respect to the Small-Cap Portfolio was $148,998; with respect to the International Equity Portfolio was $35,205; and with respect to the Emerging Markets Equity Portfolio was $6,361.

         Accordingly, for the fiscal year ended April 30, 2002, the total administration fees due from the Fund with respect to the U.S. Treasury Money Market Portfolio was $527,898 of which $19,645 was waived; with respect to the U.S. Government Money Market Portfolio was $2,018,470 of which $73,459 was waived; with respect to the Money Market Portfolio was $2,046,297 of which $81,079 was waived; with respect to the Tax-Free Money Market Portfolio was $200,076 of which $7,016 was waived; with respect to the Pennsylvania Tax-Free Money Market Portfolio was $51,480 of which $1,485 was waived; with respect to the Short-Term

Treasury Portfolio was $63,966 of which $2,466 was waived; with respect to the Short-Term Bond Portfolio was $100,981 of which $4,116 was waived; with respect to the Maryland Tax-Free Portfolio was $159,258 of which $6,857 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $213,783 of which $9,029 was waived; with respect to the Intermediate Fixed Income Portfolio was $173,680 of which $7,394 was waived; with respect to the U.S. Government Bond Portfolio was $158,613 of which $6,411 was waived; with respect to the Income Portfolio was $434,696 of which $81,035 was waived; with respect to the Balanced Portfolio was $431,184 of which $22,858 was waived; with respect to the Equity Income Portfolio was $107,102 of which $5,379 was waived; with respect to the Value Equity Portfolio was $371,925 of which $18,677 was waived; with respect to the Equity Index Portfolio was $136,550 of which $33,755 was waived; with respect to Blue Chip Equity Portfolio was $382,852 of which $20,524 was waived; with respect to the Capital Growth Portfolio was $278,654 of which $14,865 was waived; with respect to the Mid-Cap Equity Portfolio was $131,729 of which $6,562 was waived; with respect to the Small-Cap Portfolio was $198,401 of which $10,824 was waived; with respect to the International Equity Portfolio was $52,171 of which $2,276 was waived; and with respect to the Emerging Markets Equity Portfolio was $16,037 of which $466 was waived.

         For the fiscal year ended April 30, 2001, the administration fee payable to SEI Services with respect to the U.S. Treasury Money Market Portfolio was $580,626; with respect to the U.S. Government Money Market Portfolio was $2,003,075; with respect to the Money Market Portfolio was $1,482,653; with respect to the Tax-Free Money Market Portfolio was $180,932; with respect to the Short-Term Treasury Portfolio was $56,605; with respect to the Short-Term Bond Portfolio was $109,505; with respect to the Maryland Tax-Free Portfolio was $148,595; with respect to the Pennsylvania Tax-Free Portfolio was $213,834; with respect to the Intermediate Fixed Income Portfolio was $162,409; with respect to the U.S. Government Bond Portfolio was $192,785; with respect to the Income Portfolio was $495,955; with respect to the Balanced Portfolio was $507,643; with respect to the Equity Income Portfolio was $110,164; with respect to the Value Equity Portfolio was $491,682; with respect to the Equity Index Portfolio was $167,080 of which $53,454 was waived; with respect to Blue Chip Equity Portfolio was $397,899; with respect to the Capital Growth Portfolio was
$327,198; with respect to the Mid-Cap Equity Portfolio was $127,318; with respect to the Small-Cap Portfolio was $161,226; with respect to the International Equity Portfolio (for the six months ended April 30, 2001) was $29,820; and with respect to the Emerging Markets Equity Portfolio (for the six months ended April 30, 2001) was $5,221.

          For the fiscal year ended April 30, 2000, the administration fee payable to SEI Services with respect to the U.S. Treasury Money Market Portfolio was $556,021; with respect to the U.S. Government Money Market Portfolio was $2,130,534; with respect to the Money Market Portfolio was $1,327,397; with respect to the Tax-Free Money Market Portfolio was $210,519; with respect to the Short-Term Treasury Portfolio was $61,960; with respect to the Short-Term

Bond Portfolio was $127,206; with respect to the Maryland Tax-Free Portfolio was $59,658; with respect to the Pennsylvania Tax-Free Portfolio was $251,887; with respect to the Intermediate Fixed Income Portfolio was $140,691; with respect to the U.S. Government Bond Portfolio was $269,296; with respect to the Income Portfolio was $461,715; with respect to the Balanced Portfolio was $273,693; with respect to the Equity Income Portfolio was $120,908; with respect to the Value Equity Portfolio was $622,241; with respect to the Equity Index Portfolio was $157,478 of which $72,431 was waived; with respect to Blue Chip Equity Portfolio was $304,484; with respect to the Capital Growth Portfolio was $226,703; with respect to the Mid-Cap Equity Portfolio was $98,502; with respect to the Small-Cap Portfolio was $81,242; and with respect to the International Equity Selection Portfolio was $44,584.

         For the fiscal years ended April 30, 2000 and 2001, SEI Services paid sub-administration fees to Allfirst Trust of $1,580,669 and $1,811,589, respectively. For the period January 1, 2002 through April 30, 2002, Allfirst Trust paid Forum Administrative Services, LLC sub-administration fees of $1,309,977 of which $217,635 was waived.

FUND ACCOUNTANT

         Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund pursuant to an fund accounting agreement with the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns. For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 per Portfolio ($60,000 per international Portfolio), plus $6,000 per each additional share class above one, plus 0.01% of the annual average daily net assets of the Portfolios.

         FAcS's agreement is terminable without penalty by the Board of Trustees or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties for the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

         For the fiscal year ended April 30, 2002, the portfolio accounting fees payable to FAcS with respect to the U.S. Treasury Money Market Portfolio was $26,937; with respect to the U.S. Government Money Market Portfolio was $64,611; with respect to the Money Market Portfolio was $66,199; with respect to the Tax-Free Money Market Portfolio was $18,719; with respect to the Pennsylvania Tax-Free Money Market Portfolio was $13,156; with respect to the Short-Term Treasury Portfolio was $12,582; with respect to the Short-Term Bond Portfolio was $11,730; with respect to the Maryland Tax-Free Portfolio was $16,384; with respect to the Pennsylvania Tax-Free Portfolio was $17,411; with respect to the Intermediate Fixed Income Portfolio was $13,336; with respect to the U.S. Government Bond Portfolio was $14,338; with respect to the Income Portfolio was $20,451; with respect to the Balanced Portfolio was $20,280; with respect to the Equity Income Portfolio was $12,700; with respect to the Value Equity Portfolio was

$18,873; with respect to the Equity Index Portfolio was $13,242; with respect to the Blue Chip Equity Portfolio was $19,682; with respect to the Capital Growth Portfolio was $17,248; with respect to the Mid-Cap Equity Portfolio was $13,109; with respect to the Small-Cap Equity Portfolio was $15,909; with respect to the International Equity Portfolio was $17,615; and with respect to the Emerging Markets Equity Portfolio was $15,429.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

          Effective January 1, 2002, ARK Funds Distributors, LLC serves as the distributor (the "Distributor") of the Fund. The Distributor, the Sub-administrator and FAcS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

          The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders. Distribution and/or service fees are paid to the Distributor pursuant to a distribution agreement on behalf of each Portfolio. The Distributor pays the distribution fees it receives from the Fund to selling brokers. Shareholder service fees are paid to shareholder services agents for individual shareholder services and account maintenance. These services include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record-keeping and maintenance.

          Prior to January 1, 2002, SEI Investments Distribution Co. (formerly SEI Financial Services Company) served as the distributor of the Fund.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

          The Fund's Board of Trustees has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of Class A of each Portfolio. The plan permits payment of distribution fees up to 0.75% of the average daily net assets of the class. The Trustees have authorized payment of the following distribution fees by Class A:

PORTFOLIO
----------------------------------------------- --------------------------------

Money Market Portfolios                         0.25%
----------------------------------------------- --------------------------------

Maryland Tax-Free Portfolio                     0.30%
Pennsylvania Tax-Free Portfolio
Intermediate Fixed Income Portfolio
U.S. Government Bond Portfolio
Income Portfolio
----------------------------------------------- --------------------------------

Short-Term Treasury Portfolio                   0.40%
Balanced Portfolio
Equity Income Portfolio
Value Equity Portfolio
Equity Index Portfolio
Capital Growth Portfolio
Mid-Cap Equity Portfolio
Small-Cap Equity Portfolio
International Equity Portfolio
Emerging Markets Equity Portfolio
----------------------------------------------- --------------------------------

Blue Chip Equity Portfolio                      0.55%

----------------------------------------------- --------------------------------


          For the fiscal year ended April 30, 2002, Class A of the Portfolios (except Pennsylvania Tax-Free Money Market Portfolio, which has not commenced operations) paid distribution fees in the following amounts: $61,137 for the U.S. Treasury Money Market Portfolio, $250,861 for the U.S. Government Money Market Portfolio, $760,572 for the Money Market Portfolio, $109,196 for the Tax-Free Money Market Portfolio, $35,921 for the Short-Term Treasury Portfolio, $77,739 for the Maryland Tax-Free Portfolio, $6,822 for the Pennsylvania Tax-Free Portfolio, $9,611 for the U.S. Government Bond Portfolio, $31,174 for the Income Portfolio, $166,938 for the Balanced Portfolio, $18,407 for the Equity Income Portfolio, $25,843 for the Value Equity Portfolio, $33,862 for the Equity Index Portfolio, $333,370 for the Blue Chip Equity Portfolio, $156,754 for the Capital Growth Portfolio, $20,132 for the Mid-Cap Equity Portfolio, $254,618 for the Small-Cap Equity Portfolio, $30,227 for the International Equity Portfolio, and $25,634 for the Emerging Markets Equity Portfolio.

          For the fiscal year ended April 30, 2001, Class A of the Portfolios paid distribution fees in the following amounts: $50,506 for the U.S. Treasury Money Market Portfolio, $343,437 for the U.S. Government Money Market Portfolio, $694,869 for the Money Market Portfolio, $92,495 for the Tax-Free Money Market Portfolio, $22,005 for the Short-Term Treasury Portfolio, $61,227 for the Maryland Tax-Free Portfolio, $7,370 for the Pennsylvania Tax-Free Portfolio, $5,831 for the U.S. Government Bond Portfolio, $19,348 for the Income Portfolio, $110,344 for the Balanced Portfolio, $8,888 for the Equity Income Portfolio, $18,350 for the Value Equity Portfolio, $19,341 for the Equity Index Portfolio, $177,081 for the Blue Chip Equity Portfolio, $126,030 for the Capital Growth Portfolio, $6,777 for the Mid-Cap Equity Portfolio, $114,095 for the Small-Cap Equity Portfolio, $12,537 for the International Equity

Portfolio (for the six-month period ended April 30, 2001), and $10,041 for the Emerging Markets Equity Portfolio (for the six-month period ended April 30,
2001). The Pennsylvania Tax-Free Money Market Portfolio commenced operations on May 1, 2001. Accordingly, Class A of this Portfolio paid no distribution fees for the fiscal year ended April 30, 2001.

          Prior to August 12, 2000, the Govett International Equity Fund (currently, International Equity Portfolio) and the Govett Emerging Markets
Equity Fund (currently, Emerging Markets Equity Portfolio) paid another distributor 0.35% of the average daily net assets of each fund's Class A shares.

          For the fiscal year ended April 30, 2000, Class A of the Portfolios paid distribution fees in the following amounts: $56,408 for the U.S. Treasury Money Market Portfolio, $344,339 for the U.S. Government Money Market Portfolio, $657,561 for the Money Market Portfolio, $121,331 for the Tax-Free Money Market Portfolio, $30,845 for the Short-Term Treasury Portfolio, $76,779 for the Maryland Tax-Free Portfolio, $11,257 for the Pennsylvania Tax-Free Portfolio, $6,374 for the U.S. Government Bond Portfolio, $17,767 for the Income Portfolio, $86,334 for the Balanced Portfolio, $8,522 for the Equity Income Portfolio, $13,857 for the Value Equity Portfolio, $16,141 for the Equity Index Portfolio, $156,325 for the Blue Chip Equity Portfolio, $87,892 for the Capital Growth Portfolio, $1,806 for the Mid-Cap Equity Portfolio, $13,677 for the Small-Cap Equity Portfolio, and $5,527 for the International Equity Selection Portfolio.

          In addition, the Fund's Board of Trustees has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of Class B and Institutional II Class of the Portfolios listed below. Pursuant to the plan for Class B, distribution fees of 0.75% and service fees of 0.25% of the average daily net assets of the Portfolios are paid. The plan for Institutional II Class permits payment of distribution and service fees of up to 0.75% of the average daily net assets of the class. The Board has currently authorized the payment of distribution and service fees of up to 0.15%, as a percentage of average daily net assets of the class.

          For the fiscal year ended April 30, 2002, Class B of the Portfolios paid distribution fees in the following amounts: $1,193 for the Money Market Portfolio; $7,890 for the Maryland Tax-Free Portfolio; $1,178 for the Pennsylvania Tax-Free Portfolio; $8,112 for the Income Portfolio; $109,493 for the Balanced Portfolio; $7,415 for the Value Equity Portfolio; $102,405 for the Blue Chip Equity Portfolio; $106,441 for the Capital Growth Portfolio; and $2,513 for the Small-Cap Equity Portfolio.

          For the fiscal year ended April 30, 2002, Class B of the Portfolios paid shareholder service fees in the following amounts: $398 for the Money Market Portfolio; $2,630 for the Maryland Tax-Free Portfolio; $393 for the Pennsylvania Tax-Free Portfolio; $2,704 for the Income Portfolio; $36,498 for the Balanced Portfolio; $2,472 for the Value Equity Portfolio; $34,135 for the Blue Chip Equity Portfolio; $35,480 for the Capital Growth Portfolio; and $838 for the Small-Cap Equity Portfolio.

          For the fiscal year ended April 30, 2001, Class B of the Portfolios paid distribution fees in the following amounts: $287 for the Money Market Portfolio; $2,738 for the Maryland Tax-Free Portfolio; $632 for the Pennsylvania Tax-Free Portfolio; $3,637 for the Income Portfolio; $98,777 for the Balanced Portfolio; $4,800 for the Value Equity Portfolio; $97,101 for the Blue Chip Equity Portfolio; $120,302 for the Capital Growth Portfolio; and $60 for the Small-Cap Equity Portfolio.

          For the fiscal year ended April 30, 2001, Class B of the Portfolios paid shareholder service fees in the following amounts: $96 for the Money Market Portfolio, $913 for the Maryland Tax-Free Portfolio; $211 for the Pennsylvania Tax-Free Portfolio; $1,212 for the Income Portfolio; $32,925 for the Balanced Portfolio; $1,600 for the Value Equity Portfolio; $32,367 for the Blue Chip Equity Portfolio; $40,101 for the Capital Growth Portfolio; and $20 for the Small-Cap Equity Portfolio.

         For the fiscal year ended April 30, 2000, Class B of the Portfolios paid distribution fees in the following amounts: $1,470 for the Pennsylvania Tax-Free Portfolio; $3,029 for the Income Portfolio; $48,146 for the Balanced Portfolio; $3,035 for the Value Equity Portfolio; $47,712 for the Blue Chip Equity Portfolio; and $52,907 for the Capital Growth Portfolio.

          For the fiscal year ended April 30, 2000, Class B of the Portfolios paid shareholder service fees in the following amounts: $1,009 for the Income Portfolio; $16,048 for the Balanced Portfolio; $15,904 for the Blue Chip Equity Portfolio; and $17,635 for the Capital Growth Portfolio.

         For the fiscal year ended April 30, 2002, Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio and Pennsylvania Tax-Free Money Market Portfolio paid distribution fees of $203,266, $349,694, $752,231, $65,516 and $3,091 respectively.

         For the fiscal year ended April 30, 2001, Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid distribution fees of $199,786, $192,728, $534,702 and $59,598, respectively. Institutional II Class shares of the Pennsylvania Tax-Free Money Market Portfolio commenced operations on May 1, 2001. Accordingly, Institutional II Class of the Portfolio paid no Institutional II Class distribution fees for the fiscal year ended April 30, 2001.

         For the fiscal year ended April 30, 2000, Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid distribution fees of $169,000, $177,000, $380,000 and $58,000, respectively.

SHAREHOLDER SERVICE PLANS

         The Board of Trustees has adopted a Shareholder Service Plan on behalf of Class A and Institutional Class of each Portfolio, respectively. Each plan permits payment of service fees to participating qualified intermediaries at an annual rate of up to 0.25% of the average daily net assets of Class A shares, or up to 0.15% of average daily net assets of Institutional Class shares, attributable to their customers. Currently, the Trustees have set service fees at 0.15% of the average daily net assets for Class A and Institutional Class shares.

         For the fiscal year ended April 30, 2002, Class A of the U.S. Treasury Money Market Portfolio paid $36,682, U.S. Government Money Market Portfolio paid $150,517, Money Market Portfolio paid $456,346, Tax-Free Money Market Portfolio paid $65,518, Short-Term Treasury Portfolio paid $13,470, Maryland Tax-Free
Portfolio paid $38,870, Pennsylvania Tax-Free Portfolio paid $3,411, U.S. Government Bond paid $4,805, Income Portfolio paid $15,587, Balanced Portfolio paid $62,602, Equity Income Portfolio paid $6,903, Value Equity Portfolio paid $9,691, Equity Index Portfolio paid $12,698, Blue Chip Equity Portfolio paid $90,919, Capital Growth Portfolio paid $58,783, Mid-Cap Equity Portfolio paid $7,549, Small-Cap Equity Portfolio paid $95,482, International Equity paid $11,335 and Emerging Markets paid $9,613 in shareholder service fees.

         For the fiscal year ended April 30, 2001, Class A of the U.S. Treasury Money Market Portfolio paid $12,122, U.S. Government Money Market Portfolio paid $82,428, Money Market Portfolio paid $166,771, and Tax-Free Money Market Portfolio paid $22,199 in shareholder service fees. The Pennsylvania Tax-Free Money Market Portfolio commenced operations on May 1, 2001. Accordingly, Class A of this Portfolio paid no shareholder service fees for the fiscal year ended April 30, 2001.

         For the fiscal year ended April 30, 2000, Class A of the U.S. Treasury Money Market Portfolio paid $13,538, U.S. Government Money Market Portfolio paid $82,642, Money Market Portfolio paid $157,817, and Tax-Free Money Market Portfolio paid $29,119 in shareholder service fees.

         For the fiscal year ended April 30, 2002, Institutional Class of the U.S. Treasury Money Market Portfolio paid $395,580, U.S. Government Money Market Portfolio paid $1,963,150, Money Market Portfolio paid $1,273,095, Tax-Free Money Market Portfolio paid $104,003, Pennsylvania Tax-Free Money Market Portfolio paid $82,903, Short-Term Treasury Portfolio paid $53,817, Short-Term Bond Portfolio paid $111,533, Maryland Tax-Free Portfolio paid $141,496, Pennsylvania Tax-Free Portfolio paid $243,274, Intermediate Fixed Income Portfolio paid $198,826, U.S. Government Bond Portfolio paid $174,891, Income Portfolio paid $490,955, Balanced Portfolio paid $412,047, Equity Income Portfolio paid $110,115, Value Equity Portfolio paid $415,863, Equity Index
Portfolio paid $138,728, Blue Chip Equity Portfolio paid $329,732, Capital Growth Portfolio paid $236,551, Mid-Cap Equity Portfolio paid $138,254, Small-Cap Equity Portfolio paid $127,113 and International Equity paid $40,717 in shareholder service fees.

         For the fiscal year ended April 30, 2001, Institutional Class of the U.S. Treasury Money Market Portfolio paid $234,598, U.S. Government Money Market Portfolio paid $1,019,988, Money Market Portfolio paid $404,848, Tax-Free Money Market Portfolio paid $49,960, Short-Term Treasury Portfolio paid $20,844, Short-Term Bond Portfolio paid $50,542, Maryland Tax-Free Portfolio paid $107,339, Pennsylvania Tax-Free Portfolio paid $177,604, Intermediate Fixed Income Portfolio paid $137,425, U.S. Government Bond Portfolio paid $160,562, Income Portfolio paid $447,941, Balanced Portfolio paid $488,110, Equity Income Portfolio paid $118,975, Value Equity Portfolio paid $541,248, Blue Chip Equity Portfolio paid $325,966, Capital Growth Portfolio paid $271,185, Mid-Cap Equity Portfolio paid $139,593, Small-Cap Equity Portfolio paid $114,875, and International Equity Portfolio (for the six months ended April 30, 2001) paid $26,887 in shareholder service fees. The Pennsylvania Tax-Free Money Market Portfolio commenced operations on May 1, 2001. Accordingly, the Institutional Class of this Portfolio paid no shareholder service fees for the fiscal year ended April 30, 2001.

         For the fiscal year ended April 30, 2000, Institutional Class of the U.S. Treasury Money Market Portfolio paid $233,726, U.S. Government Money Market Portfolio paid $1,106,568, Money Market Portfolio paid $403,634, Tax-Free Money Market Portfolio paid $59,646, Short-Term Treasury Portfolio paid $21,194, Short-Term Bond Portfolio paid $58,710, Maryland Tax-Free Portfolio paid $110,469, Pennsylvania Tax-Free Portfolio paid $208,115, Intermediate Fixed Income Portfolio paid $119,048, U.S. Government Bond Portfolio paid $225,064, Income Portfolio paid $417,192, Balanced Portfolio paid $237,416, Equity Income Portfolio paid $125,438, Value Equity Portfolio paid $661,787, Blue Chip Equity Portfolio paid $231,460, Capital Growth Portfolio paid $185,049, Mid-Cap Equity Portfolio paid $105,628, Small-Cap Equity Portfolio paid $79,834 and International Equity Selection Portfolio paid $44,919 in shareholder service fees.

PLAN FEE WAIVERS

         The Distributor and shareholder service agents may voluntarily waive all or a portion of their fees for certain Portfolios. These waivers are voluntary and may be discontinued at any time.

                                 TRANSFER AGENT


         The Fund has a transfer agency and services agreement with Allfirst Trust. Allfirst Trust has subcontracted transfer agency services to Boston Financial Data Service, Inc. ("Boston Financial"). Boston Financial maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

         For the services provided under the agreement, the Fund pays an annual fee of up to $16 per Fund account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

         Prior to January 1, 2002, SEI Investments Management Corporation served
as  the  Fund's  transfer  agent.   SEI   Investments   Management   Corporation
subcontracted transfer agency services to Boston Financial.

         For the fiscal year ended April 30, 2002, the transfer agency service fees payable by the Fund with respect to the U.S. Treasury Money Market
Portfolio was $75,233; with respect to the U.S. Government Money Market Portfolio was $286,970; with respect to the Money Market Portfolio was $282,062; with respect to the Tax-Free Money Market Portfolio was $27,454; with respect to the Pennsylvania Tax-Free Money Market Portfolio was $5,780; with respect to the Short-Term Treasury Portfolio was $7,538; with respect to the Short-Term Bond Portfolio was $13,168; with respect to the Maryland Tax-Free Portfolio was $21,590; with respect to the Pennsylvania Tax-Free Portfolio was $29,123; with respect to the Intermediate Fixed Income Portfolio was $23,470; with respect to the U.S. Government Bond Portfolio was $20,589; with respect to the Income Portfolio was $59,864; with respect to the Balanced Portfolio was $56,308; with respect to the Equity Income Portfolio was $14,105; with respect to the Value Equity Portfolio was $50,314; with respect to the Equity Index Portfolio was $17,563; with respect to Blue Chip Equity Portfolio was $41,287; with respect to the Capital Growth Portfolio was $29,735; with respect to the Mid-Cap Equity Portfolio was $17,319; with respect to the Small-Cap Portfolio was $27,684; with respect to the International Equity Portfolio was $12,489; and with respect to the Emerging Markets Equity Portfolio was $7,789.

                                    CUSTODIAN

         Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Portfolios' securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average daily net assets of the


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


Portfolios. Allfirst Trust also charges the Portfolios transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Deutsche Bank Trust Company Americas, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.

                                 CODE OF ETHICS

         The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all Trustees and officers of the Fund, as well as to designated officers, directors and employees of AIA and the Distributor. As described below, the Code of Ethics imposes significant restrictions of AIA's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Portfolios.

         The Code of Ethics requires that covered employees of AIA and Trustees who are "interested persons" pre-clear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Portfolios). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and pre-clearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Portfolios in the same security. Officers, directors and employees of AIA and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.



                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION

The Portfolios are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, as amended. Currently, the Fund is comprised of the following thirty Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime

Cash Management Portfolio, Tax-Free Cash Management Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio. The Declaration of Trust permits the Board to create additional series and classes of shares.


         A share of each class of a Portfolio represents an interest in the Portfolio's investment portfolio and has similar rights, privileges and preferences. Each class may differ with respect to distribution and/or service fees, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.

         In the event that an affiliate of AIB ceases to be the investment advisor to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof are allocated to the Portfolio and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account and are charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the Trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

         Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more Trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

VOTING RIGHTS

         Shareholders of a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative. The shares of a Portfolio will be voted together, except that only shareholders of a particular class of the Portfolio may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Fund will be voted separately, except when an aggregate vote of all the series is required by law.

SHARE OWNERSHIP


         As of August 2, 2002, the officers and Trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated the address as of August 2, 2002 for the 5% shareholders listed below is: c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201.

U.S. TREASURY MONEY MARKET PORTFOLIO

         INSTITUTIONAL CLASS      Plitt  &  Co.,  Allfirst  Trust  Company,
                                  N.A.,   Trust   Operations   MS  #109-751
                                  (98.78%);    omnibus   account,    record
                                  ownership for the following beneficial account holder(s):

                                      Montgomery Co Bd of Education  Active
                                      Employees
                                      G. Wesley-Girling, Director Ins/Ret
                                      Montgomery County Public Schools
                                      850 Hungerford Drive
                                      Rockville, MD 20850-1747 (5.91%)

                                      Film - Allfirst Bank
                                      Gale Schaeffer
                                      First Bank Center M/C 501-640
                                      499 Mitchell Street
                                      Millsboro, DE  19966 (73.91%)


         INSTITUTIONAL II CLASS   Plitt  &  Co.,  Allfirst  Trust  Company,
                                  N.A.,   Trust    Operations    MS#109-751
                                  (100.00%);    omnibus   account,   record
                                  ownership for the following beneficial account holder(s):

                                      Calvert Co Govt General Operating A/C
                                      Terry Shannon
                                      Dept of Admin & Finance
                                      175 Main Street, Courthouse
                                      Prince Frederick, MD 20678 (8.14%)

                                      Kaiser Foundation Hospitals
                                      Attn: William M. Hansen, DOF
                                      One Kaiser Plaza, 26th Floor
                                      Oakland, CA 94612 (7.23%)

                                      Calvert Co Govt - 2002 Bond Issue
                                      Terry Shannon
                                      Dept of Admin & Finance
                                      175 Main Street, Courthouse
                                      Prince Frederick, MD 20678 (6.91%)

         CLASS A Plitt & Co., Allfirst Trust Company N.A., Trust Operations MS #109-751 (23.44%); omnibus account, record ownership for the following beneficial account holder(s):

                                      Balto Co Maryvale 1998 Pledged
                                      Maryvale Preparatory School
                                      Attn: Sister Shawn Marie Maguire
                                      11300 Falls Road
                                      Brooklandville, MD 21022 (27.56%)

                                  National  Financial  Services Corp.,  For
                                  the  Exclusive  Benefit of Our  Customers
                                  Attn:   Mike  McLaughlin  5NY,  P.O.  Box
                                  3752,  Church Street  Station,  New York,
                                  NY  10008-3752 (76.48%)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

         INSTITUTIONAL CLASS -             Plitt & Co., c/o First  National  Bank of Maryland,  Trust  Operations  MS
                                           #109-751  (100.00%);  omnibus account,  record ownership for the following beneficial account holder(s):

                                              Allfirst Bank Film
                                              Gale Schaeffer
                                              First Bank Center M/C 501-640
                                              499 Mitchell Street
                                              Millsboro, DE  19966 (90.22%)

         INSTITUTION II CLASS              Plitt & Co., c/o First  National  Bank of Maryland,  Trust  Operations  MS
                                           #109-751  (95.78%);  omnibus  account,  record ownership for the following beneficial account holder(s):

                                              MWAA 2002 Series A
                                              Attn: Nancy Edwards
                                              1 Aviation Circle
                                              Washington, DC 20001-6000 (14.94%)

                                              MWAA Cp Series 1
                                              Attn: Nancy Edwards
                                              1 Aviation Circle
                                              Washington, DC 20001-6000 (7.62%)

                                              Metro Was Airports Auth IC
                                              Attn: Nancy Edwards
                                              1 Aviation Circle
                                              Washington, DC 20001-6000 (5.54%)

                                              Casey Foundation - Alex Brown IC
                                              Eugene B Casey Foundation
                                              C/o Mrs. Betty Brown Casey
                                              800 Frederick Avenue, Suite 100
                                              Gaithersburg, MD 20877-4102 (7.74%)


                                      115


         CLASS A                  Plitt & Co., Allfirst Trust Company
                                  NA,  Trust   Operations  MS  #109-751
                                  (100.00%);  omnibus  account,  record
                                  ownership     for    the    following
                                  beneficial account holder(s):

                                      York County Solid Waste
                                      York County Solid Waste & Refuse Auth
                                      Attn:  William A. Ehrman
                                      2700 Black Bridge Rd
                                      York, PA 17402-7901 (9.11%)



MONEY MARKET PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-751 (87.84%); omnibus account, record ownership.

                                               FMB Trust TTEE, FBO Client Plans, 8515 E. Orchard Rd. 2T2,  Englewood,
                                               CO  80111-5037 (8.78%)


                                      116


         INSTITUTIONAL II CLASS                Plitt & Co., c/o First Natl.  Bank of Maryland,  Trust  Operations  MS
                                               #109-751  (100.00%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Piper Marbury Rudnick & Wolfe IC
                                                  C/O Karen R. Pasko
                                                  6225 Smith Avenue
                                                  Baltimore, MD 21209-3600 (11.71%)

                                                  NYC Deferred Comp GIC
                                                  New York City Deferred Comp Plan
                                                  Attn: Joan Barrow, Chief Accountant
                                                  40 Rector Street, 3rd Floor
                                                  New York, NY 10212-0331 (10.95%)

                                                  JM Huber Core NY
                                                  JM Huber Corporation
                                                  Attn: Manager, Treasury Services
                                                  333 Thornall Street
                                                  Edison, NJ 08818 (7.79%)

                                                  Anne Arundel Medical Center
                                                  Attn: Sandra L Huffer, CPA
                                                  64 Franklin Street
                                                  Annapolis, MD 21401-2777 (5.88%)

         CLASS A                               National  Financial  Services Corp.  for the Exclusive  Benefit of Our
                                               Customers  Attn:  Mike  McLaughlin  5NY, P.O. Box 3752,  Church Street
                                               Station, New York, NY 10008-3752 (97.88%)


                                      117


         CLASS B                               NFSC FEBO # AST-525103,  Buffy L. Kirby Custodian, Joseph Benton Kirby
                                               IV Utma MD, 2215 Old Fort Hills Drive,  Ft.  Washington  MD 20744-3936
                                               (7.19%)

                                               NFSC FEBO #  AST-525111,  Buffy L. Kirby  Custodian,  Beth Lynne Kirby
                                               Utma MD, 2215 Old Fort Hills  Drive,  Ft.  Washington,  MD  20744-3936
                                               (7.19%)

                                               BNY Clearing  Services LLC, A/C  3694-9022,  Marilyn  Graman Prof Shar
                                               Plan, 111 East Kilbourn Avenue, Milwaukee, WI  53202-6633 (5.74%)

                                               NFSC FEBO #  AST-647357,  Peggy T.  Brown,  8301 River  View Lane,  Ft
                                               Washington, MD  20744-5545 (26.85%)

                                               NFSC FEBO # BGT-722235,  Charles Brewer III, Barbara J. Brewer, 186 E.
                                               Springettsbury Ave., York, PA  17403-3145 (37.02%)



TAX-FREE MONEY MARKET PORTFOLIO


         INSTITUTIONAL CLASS -           Plitt & Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations MS #109-751
                                         (100.00%); omnibus account, record ownership.


                                      118


         INSTITUTIONAL II CLASS          Plitt & Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations MS #109-751
                                         (100.00%);  omnibus account,  record ownership for the following  beneficial account holder(s):

                                            Merchants Investments LLC
                                            Merchants Terminal Corporation
                                            Mr Harry D Halpert
                                            501 North Kresson Street
                                            Baltimore, MD 21224 (19.19%)

                                            Gaye G. Haynes Revocable Trust
                                            G. Haynes, W. Haynes, J. Beaty, CO-TTEEs
                                            327 Ponte Vedra Blvd.
                                            Ponte Vedra, FL 32082-1813 (19.07%)

                                            William S. Abell Marital Trust
                                            W. S. Abell & A. F. Abell CO-TTEEs
                                            8401 Connecticut Avenue, Suite 1100
                                            Chevy Chase, MD 20815-5803 (6.51%)

         CLASS A                         National   Financial  Services  Corp.  For  the  Exclusive  Benefit  of  Our
                                         Customers Attn:  Mike McLaughlin 5NY, P.O. Box 3752,  Church Street Station,
                                         New York, NY  10008-3752 (99.95%)


PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO


         INSTITUTIONAL                     CLASS - Plitt & Co.,  Allfirst  Trust
                                           Company  NA,  Trust   Operations   MS
                                           #109-751 (100.00%);  omnibus account,
                                           record  ownership  for the  following
                                           beneficial account holder(s):

                                                James Nallo & Margaret Brady-Nallo
                                                1055 Newgate Drive
                                                Allentown, PA 18103 (5.25%)

                                                D. Mar. Rosenberg EX QTIP T/A
                                                Mary E. Rosenberg
                                                548 N. Enola Drive
                                                Enola, PA 17025-2120 (6.45%)


                                      119


         INSTITUTIONAL II CLASS -           Plitt & Co.,  Allfirst  Trust  Company NA, Trust  Operations  MS #109-751
                                            (100.00%);   omnibus   account,   record   ownership  for  the  following
                                            beneficial account holder(s):

                                               Ann K. Frankhouse
                                               28 Devonshire Square
                                               Mechanicsburg, PA 17055-6878 (7.19%)

                                               Lamar G. Hartline
                                               233 E. Philadelphia Avenue
                                               Boyertown, PA 19512 (7.25%)

                                               Paul L. Smith
                                               2449 S. Queen Street
                                               York, PA 17402 (9.56%)

                                               Joseph H. Frantz
                                               265 Fuhrman Mill Road
                                               Hanover, PA 17331 (9.76%)

                                               Issaac L. Kaplan - PC
                                               1977 Meadow Lane
                                               Wyomissing, PA 19610-2724 (32.11%)



    SHORT-TERM TREASURY PORTFOLIO

         INSTITUTIONAL CLASS -             Plitt & Co.,  Allfirst  Trust  Company NA,  Trust  Operations  MS #109-751
                                           (99.99%); omnibus account, record ownership.

         CLASS A                               NFSC FEBO #A59-254738,  Roy E. Godlove,  906 Antietam Dr., Hagerstown,
                                               MD  21742-3467 (9.45%)

                                               NFSC FEBO # 0C2-664170,  Loiederman  Soltesz Assc.  Inc.,  Attn:  Greg
                                               Kirkwood,  CFO, 1390 Piccard  Drive,  #100,  Rockville,  MD 20850-4302
                                               (10.50%)



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


SHORT-TERM BOND PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  & Co.,  Allfirst  Trust  Company,  N.A.,  Trust  Operations  MS
                                               #109-925   (86.28%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  York Container Profit Sharing
                                                  William Ludwig
                                                  York Container Co.
                                                  PO Box 3008
                                                  York, PA 17402-0008 (6.68%)

                                               FMB Trust,  Trustee, FBO Client Plans, 8515 E. Orchard Rd., Englewood,
                                               CO  80111-5037 (9.73%)



    MARYLAND TAX-FREE PORTFOLIO

         INSTITUTIONAL                         CLASS Plitt & Co., Allfirst Trust
                                               Company NA, Trust  Operations  MS
                                               #109-751    (98.39%);     omnibus
                                               account, record ownership for the
                                               following    beneficial   account
                                               holder(s):

                                                  Charles R. Fulton Revocable Trust
                                                  Charles R. Fulton
                                                  PO Box 67
                                                  Snow Hill, MD 21863-0067 (5.35%)

         CLASS A                               NFSC  FEBO  #  A23-624489,   O'Donnell  Inc.,  5108  St.  Albans  Way,
                                               Baltimore, MD  21212-3318 (13.79%)


                                      121


         CLASS B                               Merrill  Lynch  Pierce  Fenner & Smith Inc.,  For the Sole  Benefit of
                                               Customers,   Attn:  Service  Team,  4800  Deer  Lake  Dr.  E.  FL.  3,
                                               Jacksonville, FL 32246-6486 (7.39%)

                                               NFSC FEBO #  AST-146080,  John B. Slidell,  Mary E. Slidell,  15 Taney
                                               Avenue, Annapolis, MD 21401-2711 (15.04%)

                                               NFSC FEBO # ASQ-907537,  Sally J.  Williams,  13100 Brighton Dam Road,
                                               Clarksville, MD  21029-1409 (5.83%)

                                               NFSC  FEBO #  ASQ-357332,  Joseph
                                               Orlando,  5 Spring  Knoll  Court,
                                               Lutherville,     MD    21093-3981
                                               (7.46%)

                                               NFSC FEBO # AST-529141,  Albert Franklin Corun,  Frances E. Corun, Tod
                                               Jean  Brister,   3617  Chatham  Road,  Ellicott  City,  MD  21042-3919
                                               (9.48%)



                                      122


PENNSYLVANIA TAX-FREE PORTFOLIO

         INSTITUTIONAL CLASS -

                                           Plitt & Co.,  Allfirst  Trust Company
                                           NA,  Trust   Operations  MS  #109-751
                                           (96.26%);   omnibus  account,  record
                                           ownership     for    the    following
                                           beneficial account holder(s):

                                                  S & G Pollack Trust
                                                  Grace M. Pollack
                                                  333 N. 26th Street
                                                  Camp Hill, PA 17011 (9.32%)

         CLASS A                           Nadine R. Foust, 41 Kensington Sq., Mechanicsburg, PA  17050-5228 (5.80%)

                                           NFSC FEBO #  ASQ-805912,  Catherine M.  Varnhorn,  John F.  Varnhorn,  991
                                           Country Club, Camp Hill, PA 17011-1618 (7.37%)

                                           NFSC FEBO # BGT-091545,  Madeline A. Winter,  Vaughn W. Winter, 980 Summit
                                           Circle, North, York, PA  17403-4428 (7.68%)

                                           NFSC FEBO # BGT-629375,  William L. Yount,  Helen E. Yount, 2305 Sand Hill
                                           Road, Hershey, PA  17033-2664 (5.35%)

                                           NFSC FEBO # ASQ-742945,  Charles W. Goonrey,  Mary C. Goonrey, 19 Eastgate
                                           Drive, Camp Hill, PA  17011-1311 (5.68%)


                                      123


         CLASS B                           Merrill  Lynch  Pierce  Fenner  & Smith  Inc.,  For the  Sole  Benefit  of
                                           Customers,   Attn:   Service   Team,   4800   Deer  Lake  Dr.  E.  Fl.  3,
                                           Jacksonville, FL  32246-6486 (33.29%)

                                           NFSC FEBO # BGT-548472,  Dolores C. Laugerman, 1136 Prospect Street, York,
                                           PA  17403-2561 (16.59%)

                                           NFSC FEBO #  BGT-654485,  Ruth A. Klix,  2516  Furnace  Road,  Felton,  PA
                                           17322-7876 (10.30%)

                                           NFSC FEBO # ASQ-847232,  Augusta M. Ruth,  1311 Perkiomen  Ave.,  Reading,
                                           PA  19602-2158 (31.56%)



INTERMEDIATE FIXED INCOME PORTFOLIO

         INSTITUTIONAL CLASS -                 Plitt & Co.,  Allfirst Trust Company NA, Trust  Operations MS #109-751
                                               (97.57%); omnibus account, record ownership.




U.S. GOVERNMENT BOND PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company,  N.A.,  Trust  Operatons  MS
                                               #109-925   (97.60%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Tyco Electronics Foundation
                                                  The AMP Foundation
                                                  Attn:  Jacqueline Heisse
                                                  PO Box 3608 MS 140-41
                                                  Harrisburg, PA 17105-3608 (7.14%)



                                      124


INCOME PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt & Co.,  Allfirst  Trust  Company,  N.A.,  Trust  Operations MS #
                                               109-925 (86.34%); omnibus account, record ownership.

                                               FMB  Trust,   Trustee,  FBO  Client  Plans,  8515  East  Orchard  Rd.,
                                               Englewood, CO  80111-5037 (10.97%)




BALANCED PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-751   (83.49%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s)

                                                  Allfirst Financial Pension Plan
                                                  Allfirst Bank
                                                  Attn:  Taylor Foss, 109-810
                                                  110 S. Paca Street
                                                  Baltimore, MD 21201 (57.45%)

                                                  U of MD  Med  Pen  Michelle  -
                                                  Wiles, Dir Compensation - U of
                                                  MD 29 S.  Greene St,  Room 133
                                                  Baltimore, MD 21201 (14.78%)

                                                  Smithco Profit Sharing
                                                  L.B. Smith, Inc.
                                                  Attn:  Robert Sherwood
                                                  2001 State Road
                                                  Camp Hill, PA 17011 (6.55%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,   8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (15.81%)


                                      125


    EQUITY INCOME PORTFOLIO

         INSTITUTIONAL CLASS -                 Plitt & Co.,  Allfirst Trust Company NA, Trust  Operations MS #109-751
                                               (96.25%); omnibus account, record ownership.




VALUE EQUITY PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-927   (85.00%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Pinnacle Health System
                                                  Attn: Frederick G. Fetters, CFO
                                                  PO Box 8700
                                                  Harrisburg, PA 17105-8700 (5.48%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,   8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (13.04%)

         CLASS A                               U.S.  Trust  Company of Florida Cust,  FBO Lois K. O'Daniel  Revocable
                                               Trust, 765 Seagate Dr., Naples, FL  34103-2421 (6.14%)

                                               Richard E. O'Daniel,  Credit Shelter Trust,  US Trust Co. and Cathleen
                                               Morgan TTE, 765 Seagate Dr., Naples, FL  34103-2421 (6.78%)



                                      126


EQUITY INDEX PORTFOLIO


         INSTITUTIONAL                         CLASS  -  Plitt  & Co.,  Allfirst
                                               Trust     Company    NA,    Trust
                                               Operations MS #109-751  (60.31%);
                                               omnibus account, record ownership
                                               for  the   following   beneficial
                                               account holder(s):

                                                  S & G Pollack Trust
                                                  Mrs. S. Wilson Pollack
                                                  333 N. 26th Street
                                                  Camp Hill, PA 17011 (9.97%)


                                                  Md Med Comp Ins - Equity
                                                  MD Medicine Comp Ins Program
                                                  Attn:  Jane C. McConnell
                                                  11 South Paca Street, Suite 200

                                                  Baltimore, MD 21201-1791 (8.40%)

                                                  Pollack FDN
                                                  Mrs. S. Wilson Pollack
                                                  333 N. 26th Street
                                                  Camp Hill, PA  17011 (6.06%)

                                                  Lane Enterprises, Inc. 401K
                                                  Lane Enterprises, Inc.

                                                  Attn:  Daniel N. Gallagher

                                                  3905 Hartzdale Dr.,  Suite 514
                                                  Camp Hill, PA  17011 (5.17%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,   8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (37.61%)

         CLASS A                               SEI Private Trust Co.,  Attn: ID 301, 1 Freedom  Valley Dr.,  Oaks, PA
                                               19456 (30.44%)



                                      127


BLUE CHIP EQUITY PORTFOLIO


         INSTITUTIONAL                         CLASS  -  Plitt  & Co.,  Allfirst
                                               Trust     Company    NA,    Trust
                                               Operations MS #109-751  (95.63%);
                                               omnibus account, record ownership
                                               for  the   following   beneficial
                                               account holder(s):

                                                  Allfirst Financial Pension Plan
                                                  Allfirst Bank
                                                  Attn:  Taylor Foss
                                                  Mail Code 109-810
                                                  110 S. Paca Street
                                                  Baltimore, MD  21201 (10.88%)


CAPITAL GROWTH PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  & Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-751  (56.21%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Allfirst Financial Pension Plan
                                                  Allfirst Bank
                                                  Attn:  Taylor Foss
                                                  Mail Code 109-810
                                                  110 S. Paca Street
                                                  Baltimore, MD 21201 (9.81%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,  8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (40.68%)



                                      128


MID-CAP EQUITY PORTFOLIO

         INSTITUTIONAL CLASS -

                                               Plitt  &  Co.,   Allfirst   Trust
                                               Company NA, Trust  Operations  MS
                                               #109-751    (96.95%);     omnibus
                                               account, record ownership for the
                                               following    beneficial   account
                                               holder(s):

                                                   Allfirst Financial Pension Plan
                                                   Attn:  Taylor Foss
                                                   Allfirst Bank - Mail Code 109-810
                                                   110 S. Paca Street
                                                   Baltimore, MD 21201 (13.66%)


SMALL-CAP EQUITY PORTFOLIO


         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-751   (57.42%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Allfirst Financial Pension Plan
                                                  Allfirst Bank
                                                  Attn:  Taylor Foss
                                                  Mail Code 109-810
                                                  110 S. Paca Street
                                                  Baltimore, MD 21201 (19.90%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,   8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (29.87%)


INTERNATIONAL EQUITY PORTFOLIO


                                      129



         INSTITUTIONAL CLASS -                 Plitt  &  Co.,  Allfirst  Trust  Company  N.A.,  Trust  Operations  MS
                                               #109-927   (81.56%);   omnibus  account,   record  ownership  for  the
                                               following beneficial account holder(s):

                                                  Health Alliance of Pennsylvania
                                                  Hospital Association of PA
                                                  Attn: Michael A. Suchanick, CPA
                                                  PO Box 8600
                                                  Harrisburg, PA 17105-8600 (6.30%)

                                               FMB  Trust  TTEE,  FBO  Client  Plans,   8515  E.  Orchard  Rd.,  2T2,
                                               Englewood, CO  80111-5037 (16.60%)

         CLASS A                               Subramonian Shankar, 5990 Neely Ct., Norcross, GA  30092-1418 (5.62%)

                                               Michael E. Pichichero,  332 Landing Rd. S.,  Rochester,  NY 14610-3535
                                               (10.05%)

                                               RBC  Dain  Rauscher   FBO,  The  Good   Samaritan   Hospital,   Funded
                                               Depreciation,  c/o Robert  Richards,  4th & Walnut  St.,  Lebanon,  PA
                                               17042 (12.27%)


         A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. Allfirst Bank or its affiliates, however, may receive voting instructions from certain underlying customer or fiduciary accounts and will vote the related shares in accordance with those instructions. In the absence of such instructions, Allfirst Bank or its affiliates will vote those shares of its underlying customer accounts in the same proportion as it votes the shares for which it has received instructions.

          INDEPENDENT AUDITORS

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the ARK Funds' independent auditors, providing audit services and consultation in connection with the review of various SEC filings.

          FINANCIAL STATEMENTS


         Financial statements and financial highlights for the Portfolios for the fiscal year ended April 30, 2002 are included in the Fund's Annual Reports for Class A and Class B, Institutional Class, and Institutional II Class Shares and are incorporated herein by reference.

                                   APPENDIX A


DESCRIPTION OF SELECTED INDICES

Standard & Poor's 500 Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

S&P 500/BARRA Value Index is a widely recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.

Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

Russell 2000 Index is an unmanaged index of Small-Capitalization stocks that includes reinvestment of dividends.

Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies with high growth rates and price-to-book ratios.

Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is an unmanaged index of over 1,000 foreign securities in Europe, Australia and the Far East, and includes reinvestment of dividends.

Morgan Stanley Capital International Emerging Markets Index is an unmanaged index that represents the general performance of equity markets in emerging markets.

Morgan Stanley Capital International Europe Australia Far East and Emerging Markets Index is an unmanaged index that represents the general performance of the international equity markets including emerging markets.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of interest. It is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index.

Lehman Brothers Intermediate Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers U.S. Credit Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa3 by Moody's or BBB- by S&P or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers U.S. Credit Index combine to form the Lehman Intermediate Government/Credit Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa3 by Moody's or BBB- by S&P, or, in the case of unrated bonds, BBB- by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa3 by Moody's or BBB- by S&P, or, in the case of unrated bonds, BBB- by Fitch Investors Service.

Lehman Brothers Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  -  Satisfactory  capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues.

However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated `CC' is currently highly vulnerable to nonpayment.

C - The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P'S COMMERCIAL PAPER
RATINGS

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF S&P'S CORPORATE BOND
RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB - An obligation rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to non-payment than obligations rated BB, but the obligor currently has the capacity to meet its financial
commitment  on  the  obligation.   Adverse
business, financial, or economic conditions will likely impair the obligor's capacity or willingness meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to non-payment. C - A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

                                 2002 TAX RATES

         The following tables show the effect of a shareholder's tax status on effective yield under the Federal and applicable state and local income tax laws for 2002. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a Portfolio will achieve any specific tax-exempt yield. While certain Portfolios invest principally in obligations whose interest is exempt from Federal income tax (and, in the case of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, and the Pennsylvania Tax-Free Money Market Portfolio, from Maryland and Pennsylvania state income tax, respectively, as well) other income received by a Portfolio may be taxable.

         Use the first table to find your approximate effective tax bracket taking into account Federal and state taxes for 2002.

                                                                  COMBINED
                                                                  MARYLAND
                                                                     AND                      COMBINED       COMBINED
                                          FEDERAL                 FEDERAL                   PENNSYLVANIA   PENNSYLVANIA
  SINGLE RETURN           JOINT           INCOME     MARYLAND     EFFECTIVE    PENNSYLVANIA AND FEDERAL    AND FEDERAL
     TAXABLE         RETURN TAXABLE         TAX      MARGINAL        TAX         MARGINAL  EFFECTIVE TAX  EFFECTIVE TAX
    INCOME(1)           INCOME(1)        BRACKET(2)    RATE        BRACKET(3)      RATE      BRACKET(4)     BRACKET(5)
 27,951- 67,700      46,701-112,850        27.00%      4.75%        32.77%         2.80%       32.33%          29.04%
 67,701 -141,250     112,851-171,950       30.00%      4.75%        35.53%         2.80%       35.11%          31.96%
141,251- 307,050     171,951-307,050       35.00%      4.75%        40.14%         2.80%       39.75%          36.82%
     307,051             307,051           38.60%      4.75%        43.45%         2.80%       43.08%          40.32%

(1) Net amount subject to Federal income tax after deductions and exemptions. Assumes ordinary income only.

(2) Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

(3) Combined Maryland and Federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 7.90% (applicable to residents of Somerset County). The table below sets forth the combined Maryland state and county income tax rate in descending order for each county:

                                                                 COMBINED
                   COUNTY                                          RATE

                   Somerset                                        7.90%
                   Baltimore City                                  7.85%
                   Harford                                         7.85%
                   Prince George's                                 7.85%
                   St. Mary's                                      7.85%
                   Wicomico                                        7.85%
                   Allegany..                                      7.71%
                   Charles                                         7.71%
                   Frederick                                       7.71%
                   Montgomery                                      7.71%
                   Baltimore                                       7.60%
                   Carroll                                         7.60%
                   Cecil                                           7.60%
                   Queen Anne's                                    7.60%
                   Washington                                      7.60%
                   Caroline                                        7.40%
                   Dorchester                                      7.40%
                   Garrett                                         7.40%
                   Anne Arundel.                                   7.35%
                   Calvert                                         7.35%
                   Kent                                            7.35%
                   Howard                                          7.20%
                   Talbot                                          6.54%
                   Worcester                                       6.00%

Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

(4) Combined Pennsylvania and Federal effective tax brackets take into account the Pennsylvania state income tax rate of 2.8% and Philadelphia school district investment income tax rate of 4.5%. Figures are tax-effected to reflect the Federal tax benefit for persons who itemized deductions. Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

(5) Combined Pennsylvania and Federal effective tax brackets take into account the highest Pennsylvania state income tax rate of 2.8% but does not take into account any local income tax rate since only residents of the school district of Philadelphia are subject to a local income tax on the net income from the ownership, sale or other disposition of tangible and intangible personal property. Figures are tax-effected to reflect the Federal tax benefit for persons who itemized deductions.

If your combined effective Federal, Maryland state and county personal income tax rate in 2002 is:

                32.77%         35.53%         40.14%           43.45%

To match these tax free rates: Your taxable investment would have to earn the following yield:

       3.00%           4.46%           4.65%          5.01%          5.31%
       4.00%           5.95%           6.20%          6.68%          7.07%
       5.00%           7.44%           7.76%          8.35%          8.84%
       6.00%           8.92%           9.31%         10.02%         10.61%
       7.00%          10.41%          10.86%         11.69%         12.38%


If your combined effective Federal, Pennsylvania state and Philadelphia school district investment income tax rate in 2002 is:

                32.33%         35.11%         39.75%          43.08%


Your taxable investment would have to earn the following yield:


            3.00%        4.43%          4.62%           4.98%           5.27%
            4.00%        5.91%          6.16%           6.64%           7.03%
            5.00%        7.39%          7.71%           8.30%           8.78%
            6.00%        8.87%          9.25%           9.96%          10.54%
            7.00%       10.34%         10.79%          11.62%          12.30%

If your combined effective Federal and Pennsylvania state income tax rate in 2002 is:

                29.04%       31.96%         36.82%          40.32%


Your taxable investment would have to earn the following yield:

            3.00%          4.23%           4.41%           4.75%           5.03%
            4.00%          5.64%           5.88%           6.33%           6.70%
            5.00%          7.05%           7.35%           7.91%           8.38%
            6.00%          8.46%           8.82%           9.50%          10.05%
            7.00%          9.87%          10.29%          11.08%          11.73%


         A Portfolio may invest a portion of its assets in obligations that are subject to Federal, state, or county (or City of Baltimore) income taxes. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federal and state tax free.

         Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.


         Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. THE YIELDS OF THE CLASS A, CLASS B, INSTITUTIONAL CLASS OR INSTITUTIONAL II CLASS OF A PORTFOLIO ARE EACH CALCULATED SEPARATELY. THE YIELDS OF THE CLASS A, CLASS B AND INSTITUTIONAL II CLASS OF A PORTFOLIO WILL BE LOWER THAN THOSE OF THE INSTITUTIONAL CLASS OF THE SAME PORTFOLIO, DUE TO HIGHER EXPENSES IN GENERAL.

                                    ARK FUNDS

           CORPORATE CLASS - CORPORATE II CLASS - CORPORATE III CLASS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 31, 2002


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses dated August 31, 2002 for Corporate Class, Corporate II Class and Corporate III Class shares (collectively, "Corporate Classes") of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used but not defined herein have the meanings given them in the prospectuses. The Fund's Annual Report for the Corporate Classes (including financial statements for the period ended April 30, 2002) is incorporated herein by reference. To obtain additional copies of the prospectuses, Annual Report or this Statement of Additional Information, please call 1-800-ARK-FUND (1-800-275-3863).



TABLE OF CONTENTS                                                          PAGE


INVESTMENT POLICIES AND LIMITATIONS                                           2
PORTFOLIO TRANSACTIONS                                                       15
VALUATION OF PORTFOLIO SECURITIES                                            15
PORTFOLIO PERFORMANCE                                                        16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               18
TAXES                                                                        19
TRUSTEES AND OFFICERS                                                        25
INVESTMENT ADVISOR                                                           31
FUND ADMINISTRATION                                                          34
DISTRIBUTION ARRANGEMENTS                                                    36
TRANSFER AGENT                                                               38
CUSTODIAN                                                                    38
CODE OF ETHICS                                                               38
DESCRIPTION OF THE FUND                                                      39
INDEPENDENT AUDITORS                                                         47
FINANCIAL STATEMENTS                                                         47
APPENDIX A - 2002 TAX RATES                                                 A-1

                       INVESTMENT POLICIES AND LIMITATIONS



INVESTMENT GOALS AND STRATEGIES

         The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment advisor is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for each Portfolio's investment objective and those policies identified as fundamental, the investment policies of a Portfolio are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. Information regarding the investment policies of the Portfolios is set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Fund's prospectuses and elsewhere in this Statement of Additional Information.

         The U.S. TREASURY CASH MANAGEMENT PORTFOLIO, U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO, PRIME CASH MANAGEMENT PORTFOLIO, AND TAX-FREE CASH MANAGEMENT PORTFOLIO (the "PORTFOLIOS") invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the advisor to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Portfolios seek to maintain a net asset value per share ("NAV") of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity. Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

         The investment goal of the U.S. TREASURY CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. In seeking its investment goal the Portfolio invests in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations which pay interest that is exempt from state and local taxes under Federal law.

         The investment goal of the U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities
("U.S.  government  securities"),   or
repurchase agreements backed by such instruments. In seeking its investment goal the Portfolio invests in U.S. government securities and repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.


         The investment goal of the PRIME CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the Advisor to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the TAX-FREE CASH MANAGEMENT PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from Federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax.

         The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds.

         At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the Advisor to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.


         The Advisor anticipates that the Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments.

         The Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.


Investment Policies and Limitations


         The following policies and limitations supplement those set forth in the prospectuses. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

         The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.

FUNDAMENTAL POLICIES:                                                                PORTFOLIOS TO WHICH THE POLICY
                                                                                     APPLIES:

The  Portfolio  may  not  issue  senior  securities,  except  as  permitted          All Portfolios
under the 1940 Act.

The Portfolio may not borrow money,  except that the Portfolio may (i)               All  Portfolios
borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose;
provided that (i) and (ii) in  combination do not exceed 33 1/3% of the value of the Portfolio's total assets

FUNDAMENTAL POLICIES:                                                                PORTFOLIOS TO WHICH THE POLICY
                                                                                     APPLIES:

(including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

The  Portfolio  may not with  respect to 75% of its total  assets,  purchase         All Portfolios
the securities of any issuer (other than securities  issued or guaranteed by the
U.S.  government or any of its agencies or  instrumentalities)  if, as a result,
(a) more  than 5% of the  Portfolio's  total  assets  would be  invested  in the securities of that issuer,  or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The  Portfolio may not  underwrite  securities  issued by others,  except to         All Portfolios
the extent  that the  Portfolio  may be  considered  an  underwriter  within the meaning  of  the  Securities  Act  of  1933  in  the  disposition  of  portfolio securities.

The  Portfolios  may not  purchase  the  securities  of any issuer  (other           U.S. Treasury Cash
than securities issued or guaranteed by the U.S. government or any of                 Management Portfolio
its  agencies  or and  instrumentalities)  if, as a  result,  more than 25%          U.S. Government Cash
of the  Portfolio's  total  cash  assets  would be  invested  in the                  Management Portfolio
securities of companies  whose  principal  business  activities  are in the same industry.

The  Portfolio  may not purchase the  securities of any issuer (other than           Prime Cash Management
securities  issued or guaranteed by the U.S.  government or any of its agencies       Portfolio
or  instrumentalities)  if, as a result,  more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest 25% or more of its assets in obligations of domestic banks.


The  Portfolios  may not  purchase  or sell real estate  unless  acquired as         All Portfolios
a result of ownership of  securities  or other  instruments  (but this shall not prevent the Portfolios from investing in securities or other instruments  backed by real estate or securities of companies engaged in the real estate business).

FUNDAMENTAL POLICIES:                                                                PORTFOLIOS TO WHICH THE POLICY
                                                                                     APPLIES:

The  Portfolios  may not  purchase or sell  commodities  unless  acquired as         All Portfolios
a result of ownership of securities or other instruments.

The  Portfolio  may not lend any  security  or make any other  loan if, as a         All Portfolios
result,  more than 33 1/3% of its total assets  would be lent to other  parties, but  this  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL POLICIES AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

FUNDAMENTAL POLICIES:                                                                PORTFOLIOS TO WHICH THE POLICY
                                                                                     APPLIES:

The  Portfolio  will not sell  securities  short,  unless it owns or has the         All Portfolios
right to obtain securities  equivalent in kind and amount to the securities sold short, and provided that  transactions in futures  contracts and options are not deemed to constitute selling securities short.

The  Portfolio  will  not  purchase  a  security  (other  than a  security           U.S. Government Cash
issued or guaranteed by the U.S. government or any of its agencies or and             Management Portfolio
instrumentalities)  if, as a result,  more than 5% of a  Portfolio's total           Prime Cash Management
assets  would  be  invested  in the  securities  of a single  issuer; provided        Portfolio
that the  Portfolio  may invest up to 25% of its total  assets in the first tier securities of a single issuer for up to three business days.

The Portfolio  will not purchase any security  while  borrowings  (including         All Portfolios
reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

The  Portfolio  will not  purchase  securities  on margin,  except  that the         All Portfolios
Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin  payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

FUNDAMENTAL POLICIES:                                                                PORTFOLIOS TO WHICH THE POLICY
                                                                                     APPLIES:

The Portfolio  will not engage in  repurchase  agreements or make loans,             U.S. Treasury Cash
but this limitation does not apply to purchases of debt securities.                   Management Portfolio
                                                                                     Tax-Free Cash
                                                                                      Management Portfolio

The Portfolio  will not purchase  securities of other  investment companies,         All Portfolios
except to the extent  permitted by the 1940 Act.

The  Portfolio  will not purchase  any  security if, as a result,  more than         All Portfolios
10% of its net assets  would be  invested  in  securities  that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


DESCRIPTION OF INVESTMENTS

         The Portfolios may invest in the following securities and engage in the following transactions to the extent permitted by their investment objectives, policies and restrictions.


DELAYED DELIVERY TRANSACTIONS

         Buying securities on a delayed-delivery or when-issued basis and selling securities on a delayed-delivery basis involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         A   Portfolio   may   renegotiate   delayed-delivery   or   when-issued
transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.


FEDERALLY TAXABLE OBLIGATIONS

         The Tax-Free Cash Management Portfolio generally does not intend to invest in securities whose interest is taxable; however, from time to time the Portfolio may invest on a temporary basis in fixed-income obligations whose interest is subject to Federal income tax. For example, the Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

         Should the Portfolio invest in taxable obligations, it would purchase securities that, in the Advisor's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks and repurchase agreements.

         The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to Federal income tax. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the Portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolios' holdings would be affected and the Board of Trustees would reevaluate the Portfolios' investment objectives and policies.


ILLIQUID INVESTMENTS

         Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Portfolio's investments and, through reports from the Advisor, the Board monitors investment in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government
stripped   fixed-rate   mortgage-backed   securities  and
government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Advisor may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Portfolio's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Advisor will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MARKET DISRUPTION RISK

         The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

         Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Tax-Free Cash Management Portfolio. Investing in these securities may make it more difficult to maintain a stable net asset value per share.

MUNICIPAL LEASE OBLIGATIONS

         Municipal leases and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Tax-Free Cash Management Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

         In determining the liquidity of a municipal lease obligation, the Advisor will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

REFUNDING CONTRACTS

         Refunding obligations require the issuer to sell and the Tax-Free Cash Management Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is each Portfolio's policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its Advisor.

RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS

         In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its Advisor. These transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

SOVEREIGN DEBT OBLIGATIONS

         Sovereign debt instruments are securities issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Standby Commitments

         The  Tax-Free   Cash   Management   Portfolio  may  invest  in  standby
commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

         Ordinarily the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

         Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised, the fact that standby commitments are not marketable by the Portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS

         The Tax-Free Cash Management Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Cash Management Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Advisor will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE OR FLOATING RATE INSTRUMENTS AND DEMAND OBLIGATIONS

         The Portfolios may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. The Prime Cash Management Portfolio and Tax-Free Cash Management Portfolio may invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the Advisor to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

         A Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a Portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A Portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the Portfolios intend to purchase these obligations based on opinions of bond counsel.

         A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

                             PORTFOLIO TRANSACTIONS

         The Portfolios' Advisor seeks the most favorable execution result with respect to transactions. In seeking the most favorable execution, the Advisor, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.


         During the fiscal year ended April 30, 2001 and April 30, 2002, the Portfolios paid no brokerage commissions.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Fund has acquired during its most recent fiscal year. As of April 30, 2002, the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the U.S. Government Cash Management Portfolio held repurchase agreements issued by Salomon Smith Barney Holdings valued at $100,000,000, and the Prime Cash Management Portfolio held corporate obligations issued by Merrill Lynch valued at $2,500,000, corporate obligations issued by Salomon Smith Barney Holdings valued at $1,025,000 and repurchase agreements issued by Salomon Smith Barney Holdings valued at $2,000,000.




                        VALUATION OF PORTFOLIO SECURITIES

         Each Portfolio values its investments on the basis of amortized cost. This method involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each Portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Trustees oversees the Advisor's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

         During periods of declining interest rates, a Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Portfolio would be able to obtain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.



                              PORTFOLIO PERFORMANCE


YIELD CALCULATIONS

         In computing the yield of shares of a Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A Portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the Portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the Portfolios are calculated on the same basis as other money market funds, as required by regulation.

         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.


         For the Tax-Free Cash Management Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the Portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a Portfolio's yield by the result of one minus a stated Federal or combined Federal, state and city tax rate. (If only a portion of a Portfolio's yield is tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or Federal income taxes, its tax-equivalent yield will generally be lower.

         See Appendix A for tables showing the effect of a shareholder's tax status on effective yield under the Federal income tax laws for 2002.

         For the seven-day period ended April 30, 2002, the yields and effective yields for the Portfolios were:


NAME OF PORTFOLIO AND CLASS                 YIELD             EFFECTIVE YIELD

U.S. TREASURY CASH MANAGEMENT PORTFOLIO


Corporate II Class                          1.42%                  1.43%
Corporate III Class                         1.27%                  1.28%

U.S. GOVERNMENT CASH MANAGEMENT
PORTFOLIO


Corporate II Class                          1.51%                  1.52%
Corporate III Class                         1.36%                  1.37%


PRIME CASH MANAGEMENT PORTFOLIO

Corporate Class                             1.86%                  1.88%
Corporate II Class                          1.62%                  1.63%
Corporate III Class                         1.47%                  1.48%


TAX-FREE CASH MANAGEMENT PORTFOLIO

Corporate III Class                        1.97%*                 1.98%*

*These figures are tax-equivalent yields. Tax-equivalent yields are calculated by dividing the Portfolio's yield by the result of one minus a stated Federal or combined Federal, state and city tax rate. (If only a portion of a Portfolio's yield is tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or Federal income taxes, its tax-equivalent yield will generally be lower.

The following tables set forth the Portfolios' average annual total return for specified periods ending April 30, 2002.


PORTFOLIO NAME                         1 YEAR          SINCE INCEPTION
US TREASURY CASH MANAGEMENT
Corporate II Class                      2.46%            3.77%(1)
Corporate III Class                     2.38%            3.86%(2)
US GOVERNMENT CASH MANAGEMENT
Corporate II Class                      2.50%            4.12%(3)
Corporate III Class                     2.35%            3.95%(4)
PRIME CASH MANAGEMENT
Corporate Class                         2.74%            4.19%(5)
Corporate II Class                      2.48%            4.00%(6)
Corporate III Class                     2.33%            3.70%(7)
TAX-FREE CASH MANAGEMENT
Corporate III Class                     1.47%            2.31%(8)
(1) Commenced operations on July 21, 2000.
(2) Commenced operations on October 6, 2000.
(3) Commenced operations on June 1, 2000.
(4) Commenced operations on June 6, 2000.
(5) Commenced operations on July 28, 2000.
(6) Commenced operations on June 5, 2000.
(7) Commenced operations on August 16, 2000.
(8) Commenced operations on June 23, 2000.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


CALCULATION OF NAV

         The calculation of the NAV, dividends and distributions of a Portfolio's Corporate Class, Corporate II Class and Corporate III Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses,
(vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or service fees, (ii) transfer and agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.


         The following holiday closings have been scheduled for 2003 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE.


REDEMPTION IN KIND


         Under normal circumstances, a Portfolio will redeem shares in cash as described in the prospectus. However, if the Advisor determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, pursuant to procedures adopted by the Board of Trustees and in conformity with applicable rules of the SEC, the Portfolio will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder.


                                      TAXES

         The following is only a summary of certain Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of Federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

TAXATION OF THE PORTFOLIOS


         Each Portfolio is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a registered investment company ("RIC") under the Code. By doing so, a Portfolio (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.


         To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the "Income Requirement"); and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below under "Tax-Free Cash Management Portfolio" and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits. (For corporate shareholders, however, those distributions generally would be eligible for the 70% dividends-received deduction.) In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For purposes of the foregoing, a Portfolio will include in the amount distributed in a calendar year any amount taxed to it for the taxable year ending in that calendar year. Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Portfolio may in certain circumstances be required to liquidate portfolio investments to make those distributions.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a Portfolio may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio.

         Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

TAXATION OF SHAREHOLDERS

         Distributions from a Portfolio's investment company taxable income (which includes net short-term capital gain) are taxed as dividends, which generally are taxed at a maximum marginal rate of 38.6% in the case of non-corporate taxpayers. Distributions out of a Portfolio's net capital gain, if any, that it designates as capital gain distributions are taxed to its shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares on which the distributions are paid and whether the gain was reflected in the price the shareholder paid for those shares or is attributable to bonds bearing tax-exempt interest. Net capital gain of a non-corporate taxpayer generally is taxed at a maximum rate of 20%. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and net capital gain.


         A portion of the dividends from a Portfolio's investment company taxable income, whether paid in cash or reinvested in additional shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from domestic corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the AMT. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends-received deduction.


         The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in the last quarter of any calendar year and payable to shareholders of record on a date in that quarter will be taxed as though paid on December 31 if they are paid in January of the following year. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from Tax-Free Cash Management Portfolio that is exempt from Federal income tax.


         Shareholders may realize capital gain or loss when they redeem (sell) or exchange their Portfolio shares. Any such gain or loss recognized by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares were held for more than twelve months, provided that if a shareholder redeems or exchanges at a loss Portfolio shares held for six months or less on which a capital gain distribution was paid, then the loss will be treated as a long-term capital loss to the extent of that distribution. Any resultant net capital gain will be subject to the maximum 20% rate.

         On the record date for a dividend or capital gain distribution, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares shortly before the record date ("buying a dividend"), he or she would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


         Each Portfolio must withhold and remit to the U.S. Treasury 30% (during 2002 and 2003) of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individuals and certain other non-corporate shareholders if the shareholder fails to certify that the taxpayer identification number ("TIN") furnished to the Portfolio is correct ("backup withholding"). Backup withholding at those rates also is required from a Portfolio's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Portfolio to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income.


TAX-FREE CASH MANAGEMENT PORTFOLIO

         If the Tax-Free Cash Management Portfolio satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders; the Portfolio intends to continue to satisfy this requirement. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, Tax-Free Cash Management Portfolio shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisors before purchasing shares of the Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs (which the Tax-Free Cash Management Portfolio expects to purchase) is treated as a Tax Preference Item, although it remains fully tax-exempt for regular Federal income tax purposes; a portion (not expected to exceed 20%) of the Tax-Free Cash Management Portfolio's exempt-interest dividends thus may constitute a Tax Preference Item. Interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT.

         If shares of the Tax-Free Cash Management Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

         If the Tax-Free Cash Management Portfolio invests in instruments that generate taxable interest income, under the circumstances described in the prospectuses and in the discussion of municipal market discount bonds below, the portion of any dividend of that Portfolio attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The exempt-interest dividend portion is determined by the ratio of (1) the net tax-exempt income a Portfolio realizes for the entire year to (2) the aggregate amount of distributions for the year and thus is an annual average, rather than a day-to-day determination. Moreover, if the Tax-Free Cash Management Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         The Tax-Free Cash Management Portfolio may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Tax-Free Cash Management Portfolio acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Tax-Free Cash Management Portfolio after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period between the dates of acquisition and maturity. In lieu of treating the disposition gain as above, the Tax-Free Cash Management Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-Free Cash Management Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Tax-Free Cash Management Portfolio still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts. Receipt of tax-exempt income may result in collateral tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain S corporations with excess passive income and individuals otherwise eligible for the earned income credit. Prospective purchasers of Portfolio shares should consult their own tax advisors as to the applicability of any such collateral consequences.

Shares of the Tax-Free Cash Management Portfolio would not be suitable for tax-exempt institutions and for tax-exempt retirement plans qualified under section 401 of the Code, H.R. 10 plans and individual retirement accounts


                              TRUSTEES AND OFFICERS


         Each Portfolio is a series of the Fund, an open-end management investment company offering redeemable shares of beneficial interest. The Fund's Board of Trustees provides broad supervision over the affairs of the Portfolios and the Fund, with respect to the Fund's and the Portfolios' management in compliance with applicable laws of the Commonwealth of Massachusetts. The officers of the Fund are responsible for the Portfolios' operations. The names of the Trustees and officers of the Fund, their position with the Fund and length of time served, address, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of Portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee has also been included. Trustees considered "interested persons" within the meaning of the 1940 Act ("Interested Trustees") are listed separately from those

Trustees not considered "interested persons" within the meaning of the 1940 Act ("Disinterested Trustees").


Name, Address                   Position(s)         Length of    Principal Occupation(s)        Number of       Other
And Date of Birth               with the Trust      Time         During the Past Five Years     Portfolios in   Directorships/
                                                    Served(1)                                   Fund Complex    Trusteeships Held
                                                                                                Overseen by     By Trustee
                                                                                                Trustee

....................................................................................................................................

Interested Trustee

................................ ................... ............ .............................. ............... ...................

   Rick A. Gold(2)              Trustee and         since 2000   Executive Vice President of    30              None
   100 East Pratt Street        President,                       Asset Management Group of
   15th Floor                   Valuation                        Allfirst Financial, Inc.,
   Baltimore, MD 21202          Committee(3)                     the parent company of
   Date of Birth: 8/4/49        (member)                         Allfirst Trust Company, N.A.
                                                                 and AIA

....................................................................................................................................

Disinterested Trustees

................................ ................... ............ .............................. ............... ...................

   William H. Cowie, Jr.        Trustee and         since 1993   Retired since 1995             30              None
   1408 Ruxton Road,            Chairman, Audit
   Baltimore, MD 21204          Committee(4)
   Date of Birth:  1/24/31      (member),
                                Valuation
                                Committee(3)
                                (member),
                                Nominating
                                Committee(5)
                                (member)

................................ ................... ............ .............................. ............... ...................

  David D. Downes               Trustee, Audit      since 1995   Attorney in private practice   30              None
  210 Allegheny Avenue          Committee(4)                     since 1996
  Towson, MD 21204              (member),
  Date of Birth: 7/16/35        Nominating
                                Committee(5)
                                (member)

................................ ................... ............ .............................. .............. ....................

  Sir Victor Garland            Trustee, Audit      since 2000   Private Investor since 1994;   30             Director and
  15 Wilton Place               Committee(4)                     President of The Govett                       Chairman of
  Knightsbridge, London         (member),                        Funds, Inc., a U.K                            Henderson Far East
  SW1X 8RL                      Nominating                       registered mutual fund                        Income Trust plc
  Date of Birth: 5/5/34         Committee(5)                     company; Director of a                        (Chairman since
                                (member)                         number of U.K. public                         1990);  Director
                                                                 companies                                     of Framington
                                                                                                               Income and
                                                                                                               Capital Trust plc;
                                                                                                               Director and
                                                                                                               Chairman of
                                                                                                               Fidelity Asian
                                                                                                               Values plc
                                                                                                               (Chairman since
                                                                                                               2001); Director
                                                                                                               and Chairman of
                                                                                                               Govett Enhanced
                                                                                                               Income
                                                                                                               Investment Trust
                                                                                                               plc; Director of
                                                                                                               GEIIT plc;
                                                                                                               Director of Govett
                                                                                                               Asian Income and
                                                                                                               Growth Trust Ltd

................................ ................... ............ .............................. ............... ...................



Name, Address                   Position(s)         Length of    Principal Occupation(s)        Number of       Other
And Date of Birth               with the Trust      Time         During the Past Five Years     Portfolios in   Directorships/
                                                    Served(1)                                   Fund Complex    Trusteeships Held
                                                                                                Overseen by     By Trustee
                                                                                                Trustee

....................................................................................................................................

Disinterested Trustees (continued)

................................ ................... ............ .............................. ................ ..................

  Charlotte R. Kerr             Trustee, Audit      since 1993   Practitioner and faculty       30               None
  American City Building        Committee(4)                     member of Traditional
  10227 Wincopin Circle         (member),                        Acupuncture Institute
  Suite 108                     Nominating
  Columbia, MD 21044            Committee(5)
  Date of Birth: 9/26/46        (member)


................................ ................... ............ .............................. ................ ..................

   Richard B. Seidel            Trustee, Audit      since 1998   Director and President         30               None
   770 Hedges Lane              Committee(4)                     (since 1994) of Girard
   Wayne, PA 19087              (member),                        Partners, a registered
   Date of Birth: 4/20/41       Nominating                       broker-dealer
                                Committee(5)
                                (member)

....................................................................................................................................

Officers

....................................................................................................................................

  Stacey E. Hong                Treasurer           since June   Director (since 1998) of       N/A             N/A
   Forum Financial Group, LLC                       2002         Forum Accounting Services,
   Two Portland Square                                           LLC, with which he has been
   Portland, ME 04101                                            associated since 1992;
  Date of Birth: 5/10/66                                         Treasurer of various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                   Services, LLC

................................ ................... ............ .............................. ............... ...................

  Michele L. Dalton             Vice President      since 2000   Senior Vice Present of         N/A             N/A
   100 East Pratt Street        and Assistant                    Allfirst Financial, Inc.
   15th Floor                   Secretary                        since 1994
   Baltimore, MD 21202
  Date of Birth: 2/16/59


................................ ................... ............ .............................. ............... ...................

   Thomas R. Rus, Esq.          Secretary,          since 2000   Vice President and Trust       N/A             N/A
   100 East Pratt Street        Valuation                        Counsel of Allfirst Trust
   15th Floor                   Committee(3)                     Company, N.A. and Allfirst
   Baltimore, MD 21202          (member)                         Bank with which he has been
  Date of Birth: 10/11/59                                        associated since 1995;
                                                                 Compliance Officer of
                                                                 Allfirst Trust Company, N.A.
                                                                   and ARK Funds

................................ ................... ............ .............................. ............... ...................


Name, Address                   Position(s)          Length of   Principal Occupation(s)        Number of       Other
And Date of Birth               with the Trust       Time        During the Past Five Years     Portfolios in   Directorships/

                                                     Served(1)                                  Fund Complex    Trusteeships Held
                                                                                                Overseen by     By Trustee
                                                                                                Trustee

....................................................................................................................................

Officers (continued)

....................................................................................................................................

   D. Blaine Riggle, Esq.       Vice-President,     since        Relationship Manager and       N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Counsel, Forum Financial
   Two Portland Square          Secretary           2002         Group, LLC, a mutual fund
   Portland, ME 04101                                            administration company,

  Date of Birth: 11/12/66                                        since 1998; Associate
                                                                 Counsel, Wright Express
                                                                 Corporation, a Fleet credit
                                                                 card company, from March
                                                                 1997 to January 1998;
                                                                 Officer, various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                 Services, LLC
................................ ................... ............ .............................. ............... ...................
................................ ................... ............ .............................. ............... ...................

   Cheryl O. Tumlin, Esq.       Vice-President,     since        Counsel, Forum Financial       N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Group, LLC, since November
   Two Portland Square          Secretary           2002         2001 and from July 1996 to
   Portland, ME 04101                                            January 1999;   Counsel,
   Date of Birth: 6/30/66                                        I-many, Inc., a software
                                                                 company,   from
                                                                 January 1999 to
                                                                 October   2001;
                                                                 Officer,
                                                                 various   funds
                                                                 managed     and
                                                                 distributed  by
                                                                 Forum      Fund
                                                                 Services,   LLC
                                                                 and       Forum
                                                                 Administrative
                                                                 Services, LLC

................................ ................... ............ .............................. ............... ...................

   Dawn L. Taylor               Assistant          since         Tax Manager, Forum Financial   N/A             N/A
   Forum Financial Group, LLC   Treasurer          January 2002  Group, LLC, since October
   Two Portland Square                                           1997;  Senior Tax
   Portland, ME 04101                                            Accountant, Purdy, Bingham &
  Date of Birth: 5/14/64                                         Burrell, LLC, a public
                                                                 accounting firm, from
                                                                 January 1997 to October
                                                                 1997; Senior Fund
                                                                 Accountant, Forum Financial
                                                                 Group, LLC, September 1994
                                                                 to October 1997; Officer,
                                                                 various funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC

................................ .................. ............. .............................. ............... ...................


Name, Address                   Position(s)        Length of     Principal Occupation(s)        Number of       Other
And Date of Birth               with the Trust     Time          During the Past Five Years     Portfolios in   Directorships/

                                                   Served(1)                                    Fund Complex    Trusteeships Held

                                                                                                Overseen by     By Trustee
                                                                                                Trustee

    Nathan V. Gemmiti,          Assistant          since         Staff Attorney, Forum          N/A             N/A
    Esq.                        Secretary          January       Financial Group, LLC, since
  Forum Financial Group, LLC                       2002          July 2001; Associate at the
  Two Portland Square                                            law firm of Pierce Atwood
  Portland, ME 04101                                             from August 1998 through
  Date of Birth: 8/6/70                                          July 2001;  Officer, various
                                                                 funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC

................................ .................. ............. .............................. ............... ...................


(1)  Term of service is indefinite.
(2)  Mr.  Gold  is an  Interested  Trustee  because  he is  the  Executive  Vice
     President of the Asset Management Group of Allfirst Financial, Inc. Allfirst Financial Inc. is the parent company of Allfirst Trust Company, N.A. and of the advisor to certain of the Portfolios, Allied Investment Advisors, Inc.
(3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended April 30, 2002, the Valuation Committee met three times.
(4) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met one time during the fiscal year ended April 30, 2002.
(5) The Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board. During the fiscal year ended April 30, 2002, the Nominating Committee did not meet.

         Trustee Ownership in the Trust

------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE FUND
              TRUSTEES                               THE FUNDS                                 COMPLEX

------------------------------------- ----------------------------------------- --------------------------------------
------------------------------------- ----------------------------------------- --------------------------------------

INTERESTED TRUSTEE

------------------------------------- ----------------------------------------- --------------------------------------

Rick A. Gold                                       over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

DISINTERESTED TRUSTEES

------------------------------------- ----------------------------------------- --------------------------------------

William H. Cowie, Jr.                              over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

David D. Downes                                    over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

Sir Victor Garland                                      None                                    None

------------------------------------- ----------------------------------------- --------------------------------------

Charlotte R. Kerr                                       None                                    None

------------------------------------- ----------------------------------------- --------------------------------------

Richard B. Seidel                                $50,000 - $100,000                      $50,000 - $100,000

------------------------------------- ----------------------------------------- --------------------------------------

         OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

         As of April 30, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of the Trust's investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

                           TRUSTEE COMPENSATION TABLE


         The following table sets forth information describing the compensation of each current Trustee of the Fund for his or her services as Trustee for the fiscal year ended April 30, 2002.


                                              PENSION OR
                                              RETIREMENT        ESTIMATED
                                               BENEFITS           ANNUAL           TOTAL
                              AGGREGATE     ACCRUED FROM       RETIREMENT      COMPENSATION
                            COMPENSATION       THE FUND       FROM THE FUND    FROM THE FUND
      NAME OF TRUSTEE      FROM THE FUND      COMPLEX(1)        COMPLEX(1)        COMPLEX
      ---------------      -------------      ---------         ----------        -------


Cowie, Jr., William H.       $ 28,125              --                --           $ 28,125
Downes, David D.             $ 22,500              --                --           $ 22,500
Garland, Sir Victor          $ 22,500              --                --           $ 22,500
Gold, Rick A.(2)             $ 0                   --                --           $ 0
Kerr, Charlotte R.           $ 22,500              --                --           $ 22,500
Schweizer, Thomas(3)         $ 15,000              --                --           $ 15,000
Seidel, Richard B.           $ 22,500              --                --           $ 22,500


-------------------


(1) The Fund's Trustees did not receive any pension or retirement benefits from the Fund as compensation for the services as Trustees. The Board of Trustees has adopted a retirement policy, which calls for the retirement of Trustees when they reach the age of 75. The Fund is the sole investment company in the fund complex.
(2) Interested persons of the Fund do not receive any compensation for their services as Trustees.
(3)  Mr. Schweizer retired from the Board of Trustees in December 2001.





                               INVESTMENT ADVISOR

         The investment advisor of the Fund is Allied Investment Advisors, Inc. ("Advisor" or "AIA"). AIA provides the Portfolios with day-to-day management services and makes investment decisions on the Portfolios' behalf in accordance with each Portfolio's investment policies.


         Corporate, Corporate II and Corporate III Class shares of the Fund are held by accounts over which Allfirst Trust Company, N.A. ("Allfirst Trust") serves in a fiduciary capacity. Allfirst Trust, an affiliate of Allfirst, also provides custodial and administrative services to the Fund. AIA and Allfirst Trust are wholly owned subsidiaries of Allfirst Bank, a Maryland-chartered
Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c. ("AIB"), an international financial services organization based in Dublin, Ireland. ARK Funds Distributors, LLC, the distributor of the Fund, is not affiliated with AIB or its affiliates.

         Pursuant to an investment advisory agreement with the Fund, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf.

         The advisory contract has been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contract is terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA on 60 days' written notice, and will automatically terminate in the event of its assignment.

         The advisory contract provides that, with respect to each Portfolio, neither AIA nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by AIA of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contract provides that AIA may render services to others.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

         The Fund's Board of Trustees reviews each Portfolio's investment advisory agreement every year to determine whether the advisory contract should be renewed for an additional one-year period. Renewal of the contract requires the approval of a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

         In considering the continuation of the advisory contracts, the Board, including the Disinterested Trustees, reviews each Portfolio separately. The Board requests and reviews information relating to each Portfolio and its advisory arrangements, including but not limited to reports prepared by the Advisor and materials provided by counsel to the Trust and the Disinterested Trustees.

         Matters bearing on each Portfolio's advisory contract are considered at most, if not all, of the meetings of the Board of Trustees. The Disinterested Trustees meet regularly in executive session and are advised on these and other matters by independent legal counsel selected by the Disinterested Trustees.

         In reviewing the investment advisory agreement for each Portfolio, the Board carefully considered the nature, quality and extent of services furnished by the Advisor to the Portfolio. The Board also considered the Advisor's compensation and profitability attributable to providing such services. In so doing, the Board examined the fee structure of the Portfolios and any existing or anticipated fee waivers. In addition, the Board reviewed comparative information on fees and expenses of similar mutual funds. The Board compared the costs that may be incurred by the Advisor and its affiliates in performing services for the Portfolios and the method used in determining and allocating these costs. The Board also considered possible economies of scale arising from the size and anticipated growth of the Portfolios and other potential benefits to the Advisor and its affiliates arising from its relationship with the Fund.

         Based on the information reviewed and after careful consideration, the Board and the Disinterested Trustees concluded that continuation of the advisory contract for each Portfolio was in the best interests of the Portfolio and its shareholders, and the Board, and the Disinterested Trustees voting separately, unanimously voted to continue the contract for another annual term.

         For the fiscal year ended April 30, 2002, the advisory fee payable to AIA with respect to the U.S. Treasury Cash Management Portfolio was $42,946 of which $25,071 was waived; with respect to the U.S. Government Cash Management Portfolio was $1,013,793 of which $379,610 was waived; with respect to the Prime Cash Management Portfolio was $74,084 of which $52,978 was waived; and with respect to the Tax-Free Cash Management Portfolio was $37,387 of which $10,607 was waived.


         For the fiscal year ended April 30, 2001, the advisory fee payable to AIA with respect to the U.S. Treasury Cash Management Portfolio was $11,344 of which $4,140 was waived; with respect to the U.S. Government Cash Management Portfolio was $565,853 of which $266,008 was waived; with respect to the Prime Cash Management Portfolio was $23,892 of which $19,056 was waived; and with respect to the Tax-Free Cash Management Portfolio was $35,631 of which $25,749 was waived.

         In addition to receiving its advisory fee, AIA may also act and be compensated as investment manager for clients with respect to assets which are invested in a Portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA, or its affiliates, from a Portfolio with respect to the client's assets invested in the Portfolio.


         Each Portfolio has, under the advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of Trustees and officers of the Fund and costs of other personnel performing services for the Fund who are not officers of Allfirst Trust Company, N.A., Forum Administrative Services, LLC, ARK Funds Distributors, LLC or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                               FUND ADMINISTRATION

ADMINISTRATOR AND SUB-ADMINISTRATOR

         Effective January 1, 2002, Allfirst Trust serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement with the Fund. Under the agreement, the Administrator is responsible for providing administrative services to the Fund, which include general assistance in the overall management of the Fund and providing the Fund with office facilities and persons satisfactory to the Board of Trustees to serve as officers of the Fund. The Administrator has subcontracted the services to be provided by it under the agreement to Forum Administrative Services, LLC (the "Sub-administrator").

         The Administrator receives an administration fee from the Fund at the annual rate of $24,000 per Portfolio plus 0.0850% of the annual average daily net assets of the Portfolios, plus $5,000 per month. The Administrator pays a fee of $24,000 per Portfolio plus 0.0575% of the annual average daily net assets of the Portfolios, plus $5,000 per month, to the Sub-administrator. Under its agreement with the Fund, the Administrator is not liable for any act or omission in the performance of its duties, but is not protected from any liability by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of reckless disregard of its duties and obligations under the agreement. By subcontracting services to the Sub-administrator, the Administrator is not relieved of its obligations under the agreement with the Fund, and the Administrator is responsible to the Fund for all acts of the Sub-administrator as if they were its own.

         During the period January 1, 2002 through April 30, 2002, the administration fee due to the Administrator under the administration agreement with respect to the U.S. Treasury Cash Management Portfolio was $17,064 of which $757 was waived; with respect to the U.S. Government Cash Management Portfolio was $215,369 of which $30,473 was waived; with respect to the Prime Cash Management Portfolio was $23,150 of which $3,629 was waived; and with respect to the Tax-Free Cash Management Portfolio was $12,059 of which $775 was waived.

         For the period January 1, 2002 through April 30, 2002, the sub-administration fee due from the Administrator under the sub-administration agreement to the Sub-administrator with respect to the Portfolios was $191,240 of which $22,568 was waived.

         Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator. SEI Services also provided fund accounting and related accounting services under its administration agreement with the

Fund. Pursuant to a sub-administration agreement between the SEI Services and Allfirst Trust, Allfirst Trust performed services, which included clerical, bookkeeping, accounting, stenographic and administrative services, for which it received a fee paid by SEI Services.

         For the period May 1, 2001 through December 31, 2001, the administration fee (for administration and fund accounting services) due to SEI IMFS with respect to the U.S. Treasury Cash Management Portfolio was $23,921 of which $12,421 was waived; with respect to the U.S. Government Cash Management Portfolio was $615,637 of which $319,659 was waived; with respect to the Prime Cash Management Portfolio was $46,679 of which $24,237 was waived; and with respect to the Tax-Free Cash Management Portfolio was $26,784 of which $13,907 was waived.

         Accordingly, for the fiscal year ended April 30, 2002, the total administration fees payable by the Fund respect to the U.S. Treasury Cash Management Portfolio was $40,985 of which $13,178 was waived; with respect to the U.S. Government Cash Management Portfolio was $831,006 of which $350,132 was waived; with respect to the Prime Cash Management Portfolio was $69,830 of which $27,867 was waived; and with respect to the Tax-Free Cash Management Portfolio was $38,843 of which $14,682 was waived.



         For the fiscal year ended April 30, 2001, the administration fee payable to SEI Services respect to the U.S. Treasury Cash Management Portfolio was $9,831 of which $5,104 was waived; with respect to the U.S. Government Cash Management Portfolio was $490,399 of which $254,634 was waived; with respect to the Prime Cash Management Portfolio was $20,706 of which $10,751 was waived; and with respect to the Tax-Free Cash Management Portfolio was $30,879 of which $16,034 was waived.

FUND ACCOUNTANT

         Effective January 1, 2002, Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund pursuant to an fund accounting agreement with the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns. For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 per Portfolio ($60,000 per international Portfolio), plus $6,000 per each additional share class above one, plus 0.01% of the annual average daily net assets of the Portfolios.

         FAcS's agreement is terminable without penalty by the Board of Trustees or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties for the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

         For the fiscal year ended April 30, 2002, the fee payable to FAcS for fund accounting services with respect to the U.S. Treasury Cash Management
Portfolio was $15,112; with respect to the U.S. Government Cash Management Portfolio was $35,819; with respect to the Prime Cash Management Portfolio was $15,707; and with respect to the Tax-Free Cash Management Portfolio was $11,010.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

          Effective January 1, 2002, ARK Funds Distributors, LLC serves as the distributor (the "Distributor") of the Fund. The Distributor, the Sub-administrator and FAcS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

          The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders. Distribution and/or service fees are paid to the Distributor pursuant to a distribution agreement on behalf of each Portfolio. The Distributor pays the distribution fees it receives from the Fund to selling brokers. Shareholder service fees are paid to shareholder services agents for individual shareholder services and account maintenance. These services include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record-keeping and maintenance.

     Prior to January 1, 2002, SEI Investments Distribution Co. (formerly SEI Financial Services Company) served as the distributor of the Fund.

12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

         The Board of Trustees has adopted distribution and service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of Corporate II Class and Corporate III Class of the Portfolios. The Plans allow the Portfolios to pay the Distributor a distribution and service fee at the annual rate of up to 0.25% and 0.40% of the average net assets of the Corporate II Class and Corporate III Class, respectively, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares of the Portfolios, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Portfolios, including obtaining information from the

Portfolios  regarding  the  Portfolios  and  providing   performance  and  other
information about the Portfolios; and providing additional distribution-related services.

         The Plans have been approved by the Board of Trustees, including the majority of disinterested Trustees, and were approved by the initial sole shareholder of the classes. As required by Rule 12b-1, the Board considered all pertinent factors relating to the implementation of each of the Plans prior to its approval, and the Trustees have determined that there is a reasonable likelihood that the Plans will benefit the classes and their respective shareholders. To the extent that the Plans provide greater flexibility in connection with the distribution of shares of the Portfolios, additional sales may result. The Board has approved distribution fees of 0.25% and 0.40% of the average net assets of the Corporate II Class and Corporate III Class, respectively.

         For the fiscal year ended April 30, 2002, the Corporate II Class of the U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, and Prime Cash Management Portfolio paid distribution and service fees of $71,034, $1,676,082, and $101,657, respectively.

         For the fiscal year ended April 30, 2002, the Corporate III Class of the U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio and Tax-Free Cash Management Portfolio paid distribution and service fees of $865, $21,704, $29,487, and $99,698, respectively.

         All fees received by the Distributor under the Plans are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts.

                                 TRANSFER AGENT

         The Fund has a transfer agency and services agreement with Allfirst Trust. Allfirst Trust has subcontracted transfer agency services to Boston Financial Data Service, Inc. ("Boston Financial"). Boston Financial maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

         For the services provided under the agreement, the Fund pays an annual fee of up to $16 per Fund account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

         Prior to January 1, 2002, SEI Investments Management Corporation served
as  the  Fund's  transfer  agent.   SEI   Investments   Management   Corporation
subcontracted transfer agency services to Boston Financial.

         For the fiscal year ended April 30, 2002, the transfer agency service fees payable by the Fund with respect to the U.S. Treasury Cash Management
Portfolio was $2,958; with respect to the U.S. Government Cash Management Portfolio was $123,633; with respect to the Prime Cash Management Portfolio was $8,569; and with respect to the Tax-Free Cash Management Portfolio was $4,107.

                                    CUSTODIAN

         Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Portfolios' securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average daily net assets of the Portfolios. Allfirst Trust also charges the Portfolios transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Bankers Trust, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.

                                 CODE OF ETHICS

         The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all Trustees and officers of the Fund, as well as to designated officers, directors and employees of AIA, AIB Govett and the Distributor. As described below, the Code of

Ethics imposes significant restrictions of AIA's and AIB Govett's investment personnel, including the portfolio mangers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Portfolios.


         The Code of Ethics requires that covered employees of AIA, AIB Govett and Trustees who are "interested persons," pre-clear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Portfolios). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and pre-clearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Portfolios in the same security. Officers, directors and employees of AIA, AIB Govett and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION

         The Portfolios are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, as amended. Currently, the Fund is comprised of the following thirty Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, Tax-Free Cash Management Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio. The Declaration of Trust permits the Board to create additional series and classes of shares.

         A share of each class of a Portfolio represents an interest in the Portfolio's investment portfolio and has similar rights, privileges and preferences. Each class may differ with respect to distribution and/or service fees, other expenses allocable exclusively to the class, voting rights on matters affecting only that class, and its exchange privilege, if any.

         In the event that an affiliate of AIB ceases to be the investment advisor to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof are allocated to the Portfolio and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account and are charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the Trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

         Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more Trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

VOTING RIGHTS

         Shareholders of a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative. The shares of a Portfolio will be voted together, except that only shareholders of a particular class of the Portfolio may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Fund will be voted separately, except when an aggregate vote of all the series is required by law.

SHARE OWNERSHIP


         As of August 1, 2002, the officers and Trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated the address as of August 1, 2002 for the 5% shareholders listed below is: c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201.

U.S. TREASURY CASH MANAGEMENT PORTFOLIO

    CORPORATE II CLASS - Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                         #109-751 (94.13%); omnibus account, record ownership for the following beneficial account holder(s):

                            St Mary's County 02 Facility Fund
                            St Mary's Hospital
                            Paul Barber, CFO
                            25500 Point Lookout Road
                            Leonardtown, MD 20650 (46.43%)

                            Estate FBO Phoenix Memorial Hosp Revenue
                            Corporate Trust Department
                            25 S Charles Street MC 101-591
                            Baltimore, MD 21201 (7.47%)

                            HOC Housing Repl Reserve Fund
                            HOC of Montgomery County, Maryland
                            Attn:  Cash Manager- Claire Kim
                            10400 Detrick Avenue
                            Kensington, MD 20895-2484 (14.05%)

                            Bethesda Place Tenant/Lease Escrow
                            Bethesda Place LimitedPartnership
                            Attn: Arnold Polinger
                            5530 Wisconsin Avenue, Suite 1000
                            Chevy Chase, MD 20815-4330 (5.08%)

                            Easton Utilities Commission, Electric Dept.
                            Attn: George H. Roberts
                            201 North Washington St.
                            P.O. Box 1189
                            Easton, MD 21601-8923 (5.87%)


U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

     Corporate II Class -  Plitt & Co., Allfirst Trust Company, N.A., Trust Operations, MS
                           #109-751 (99.90%); omnibus account, record ownership for the following beneficial account holder(s):

                              MCC Balt Parking 2002A
                              City of Baltimore
                              Bureau of Treasury Management
                              100 Guilford Avenue
                              Baltimore, MD 21202-3421 (5.43%)

     CORPORATE III CLASS - Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                           #109-751 (97.50%); omnibus account, record ownership for the following beneficial account holder(s):

                              AA Co. NBP Project 2000 Project Fund
                              Anne Arundel County
                              Attn:  Mr. Jim Lawrence
                              P.O. Box 2700 MS 1309
                              Annapolis, MD 21404 (39.07%)

                              AA Co. NBP Project 2000 Reserve Fund
                              Anne Arundel County
                              Attn:  Mr. Jim Lawrence
                              P.O. Box 2700 MS 1309
                              Annapolis, MD 21404 (16.06%)

                              P.H. Glatfelter Escrow
                              P.H. Glatfelter Company
                              Attn:  John R. Anke
                              96 South George Street
                              York, PA 17401-1434 (22.91%)


PRIME CASH MANAGEMENT PORTFOLIO

     CORPORATE CLASS -    Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                          #109-751 (100.00%); omnibus account, record ownership for the following beneficial account holder(s):

                             Allfirst Financial Pension Plan
                             Allfirst Bank
                             Attn:  Taylor Foss, 109-810
                             110 S Paca Street
                             Baltimore, MD 21201 (11.39%)

                             Wellspan 2002 Project Fund
                             Richard A. Harley
                             Gettysburg Hospital
                             147 Gettys Street
                             Gettysburg, PA 17325 (88.61%)

     CORPORATE II CLASS - Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                          #109-751 (100.00%); omnibus account, record ownership for the following beneficial account holder(s):

                             CWA MRF Money Manager Communications
                             Workers of America  Eileen  Brackens
                             501 3rd  Street  NW  Washington,  DC
                             20001-2797 (9.18%)

                             Riderwood Village/2001 Tax Entrance
                             Riderwood Village
                             Attn: Ellen Smith
                             3110 Gracefield Road
                             Silver Spring, MD 20904-1820 (12.88%)

                             Riderwood Village/2001 Tax Revolving
                             Erikson Retirement Communities
                             Attn: Gail Patnaude
                             701 Maiden Choice Lane
                             Baltimore, MD 21228 (78.37%)


                                       44


     CORPORATE III CLASS - Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                           #109-751 (100%); omnibus account for the following beneficial owners:, record ownership for the following beneficial account holder(s):

                              NJ EDA SeaBrook 2000 Interest
                              SeaBrook Village, Inc.
                              Attn:  Rob Purcell, Finance Dept.
                              3000 Essex Road
                              Tinton Falls, NJ 07753 (22.91%)

                              NJ EDA SeaBrook 2000 Development
                              SeaBrook Village, Inc.
                              Attn:  Rob Purcell, Finance Dept.
                              3000 Essex Road
                              Tinton Falls, NJ 07753 (34.83%)

                              Monumental Life/HCC Reinsurance Esc.
                              HCC Reinsurance Company, Ltd
                              Attn: Ham Ojha
                              13403 Northwest Freeway
                              Houston, TX 77040 (35.25%)


TAX-FREE CASH MANAGEMENT PORTFOLIO

    CORPORATE III CLASS - Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS
                          #109-751 (96.67%); omnibus account of record for the following beneficial owners:

                             IDA BAC 1986 Addendum #28 Fin Ren
                             City of Baltimore
                             Bureau of Treasury Management
                             100 Guilford Avenue
                             Baltimore, MD  21202-3421 (8.41%)

                             IDA BAC 1986  Addendum #24 Education
                             City of Baltimore Bureau of Treasury
                             Management   100   Guilford   Avenue
                             Baltimore, MD 21202-3421 (9.08%)

                             IDA BAC 1986 Addendum Water Bans 01
                             City of Baltimore
                             Bureau of Treasury Management
                             100 Guilford Avenue
                             Baltimore, MD  21202-3421 (16.14%)

                             IDA BAC 1986 Addendum  Wastewater 01
                             City of Baltimore Bureau of Treasury
                             Management   100   Guilford   Avenue
                             Baltimore, MD 21202-3421 (18.71%)

                             IDA BAC 1986 Addendum #34
                             City of Baltimore - Acctg Ops
                             Attn: Mr. Isser Goldsmith
                             401 Fayette Street, 6th Floor
                             Baltimore, MD  21202 (36.32%)


         A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. Allfirst Bank or its affiliates, however, may receive voting instructions from certain underlying customer or fiduciary accounts and will vote the related shares in accordance with those instructions. In the absence of such instructions, Allfirst Bank or its affiliates will vote those shares of its underlying customer accounts in the same proportion as it votes the shares for which it has received instructions.

                              INDEPENDENT AUDITORS

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, are the Fund's independent auditors, providing audit services and consultation in connection with the review of various SEC filings.

                              FINANCIAL STATEMENTS


         Financial statements and financial highlights for the Portfolios for the fiscal year ended April 30, 2002 are included in the Fund's Annual Report for the Corporate Classes. The Annual Report is supplied with this Statement of Additional Information. Financial statements and financial highlights for the Portfolios are incorporated herein by reference.

                           APPENDIX A- 2002 TAX RATES


         The following tables show the effect of a shareholder's tax status on effective yield under the Federal income tax laws for 2002. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a Portfolio will achieve any specific tax-exempt yield. While the Portfolios invest principally in obligations whose interest is exempt from Federal income tax other income received by a Portfolio may be taxable.

         Use the first table to find your approximate Federal effective tax bracket for 2002.

--------------------------------------- ------------------------------- ------------------------------------
    SINGLE RETURN TAXABLE INCOME*        JOINT RETURN TAXABLE INCOME*      FEDERAL INCOME TAX BRACKET**
--------------------------------------- ------------------------------- ------------------------------------

           27,951 - 67,700                     46,701 - 112,850                       27.00%

--------------------------------------- ------------------------------- ------------------------------------

           67,701 - 141,250                   112,851 - 171,950                       30.00%

--------------------------------------- ------------------------------- ------------------------------------

          141,251 - 307,050                   171,951 - 307,050                       35.00%

--------------------------------------- ------------------------------- ------------------------------------

               307,051                             307,051                            38.60%

--------------------------------------- ------------------------------- ------------------------------------

*  Net  amount  subject  to  Federal  income  tax  after   deductions  and
   exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Excludes the impact of state income taxes. It is likely that your exempt-interest dividends from the Fund will be subject to state and local income taxes, if any, imposed by your state of residence.

Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

      27.00%   30.00%    35.00%    38.60%

To match these tax-free rates: Your taxable investment would have to earn the following yield:


  3.00%             4.11%            4.29%             4.62%             4.89%
  4.00%             5.48%            5.71%             6.15%             6.51%
  5.00%             6.85%            7.14%             7.69%             8.14%
  6.00%             8.22%            8.57%             9.23%             9.77%
  7.00%             9.59%            10.00%           10.77%            11.40%


Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. THE YIELDS OF THE CORPORATE CLASS, CORPORATE II CLASS, OR CORPORATE III CLASS OF A PORTFOLIO ARE EACH CALCULATED SEPARATELY.

                                    ARK FUNDS

                SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO
                    SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO
                     SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO
                    SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 31, 2002

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus dated August 31, 2002, for the Institutional Class Shares of Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio and Social Issues Small-Cap Equity Portfolio of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used but not defined herein have the meanings given them in the prospectus. Financial statements and financial highlights for the Portfolios for the fiscal year ended April 30, 2002 are included in the Fund's Annual Report for the Social Issues Institutional Class and are incorporated herein by reference. To obtain additional copies of the prospectus or this Statement of Additional Information, please call 1-800-624-4116 (clients of Allfirst) or 1-800-242-9880 (other clients).


TABLE OF CONTENTS                                                           PAGE


 INVESTMENT GOALS AND STRATEGIES...............................................2

 INVESTMENT POLICIES AND LIMITATIONS...........................................4

 INVESTMENT PRACTICES..........................................................7

 PORTFOLIO TRANSACTIONS.......................................................21

 VALUATION OF PORTFOLIO SECURITIES............................................23

 PORTFOLIO PERFORMANCE........................................................24

 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................29

 TAXES........................................................................30

 TRUSTEES AND OFFICERS........................................................32

 INVESTMENT ADVISOR...........................................................38

 FUND ADMINISTRATION..........................................................40

 DISTRIBUTION ARRANGEMENTS....................................................42

 TRANSFER AGENT...............................................................43

 CUSTODIAN....................................................................43

 CODE OF ETHICS...............................................................44

 DESCRIPTION OF THE FUND......................................................44

 INDEPENDENT AUDITORS.........................................................48

 APPENDIX A - DESCRIPTION OF INDICES AND RATINGS.............................A-1

                         INVESTMENT GOALS AND STRATEGIES

     The Fund consists of separate investment portfolios with a variety of investment goals and strategies. A Portfolio's investment advisor is responsible for providing a continuous investment program in accordance with its investment goal and strategies. Except for its investment goal and those strategies identified as fundamental, the investment policies of the Portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. The investment policies of the Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Portfolio, Social Issues Capital Growth Portfolio and Social Issues Small-Cap Equity Portfolio (Portfolios) are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Portfolios' prospectus and elsewhere in this Statement of Additional Information. See "Investment Policies and Limitations."


SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO

     The investment goal of the SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income.


     The Portfolio seeks its investment goal by investing in fixed income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds"). Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the Advisor as to the best price available.



SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO

     The investment goal of the SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO is capital appreciation.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. It is expected that the companies in which the Portfolio invests will be based primarily in the United States and will be recognized market leaders with strong financial positions. The Portfolio may also seek capital by investing up to 20% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock and asset-backed securities. The Portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the Advisor to be of comparable quality, but may also invest up to 5% of its total assets in junk bonds. The Portfolio may also invest a limited percentage of its assets in foreign securities.

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO

     The investment goal of SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO is long-term capital appreciation. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary goal.


     The Portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The Portfolio may also seek capital appreciation by investing up to 20% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the Portfolio invests will normally be investment grade or unrated securities determined by the Advisor to be of comparable quality. The Portfolio may, however, invest up to 5% of its total assets in junk bonds. The Portfolio may also invest a limited percentage of its assets in foreign securities.



SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO

     The investment goal of the SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO is long-term capital appreciation.


     The Portfolio seeks its investment goal by investing in equity securities of companies with a market capitalization of $2 billion or less. The Advisor will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, i.e., a "special situation".


     The Portfolio may invest in companies experiencing an unusual or possibly non-repetitive development or "special situation." An unusual or possibly non-repetitive development or special situation may involve one or more of the following characteristics:

     o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts

     o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry

     o new or changed management, or material changes in management policies or corporate structure

     o    significant  economic  or  political  occurrences  abroad,   including
          changes in foreign or domestic import and tax laws or other regulations or other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns


     The Advisor intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 20% of its total assets in debt securities of all types and quality if the Advisor believes that investing in these securities will result in capital appreciation. The Portfolio may invest up to 20% of its total assets in junk bonds. The Portfolio may also invest up to 20% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds.


     The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The Advisor may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended.


SOCIAL ISSUES INVESTING


     The Advisor utilizes social research and screening services provided for investment managers by various outside research services. The Advisor is able to define specific criteria used by these research services in the investment screening process, and applies the social research screens in selecting securities for the Portfolios in addition to using the investment criteria and strategies set forth above.


                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the prospectuses. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

     The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.


                                                                                   PORTFOLIOS TO WHICH THE POLICY
FUNDAMENTAL POLICIES:                                                              APPLIES:

The Portfolio may not issue senior securities, except as permitted under the       All Portfolios
1940 Act.

                                       4

The Portfolio may not borrow money, except that the Portfolio may (i) borrow       All Portfolios
money from a bank for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose;
provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities
 (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the
33 1/3% limitation.

The Portfolio may not with respect to 75% of its total assets, purchase the        All Portfolios
securities of any issuer (other than securities issued or guaranteed by the
U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The Portfolio may not underwrite securities issued by others, except to the        All Portfolios
extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

The Portfolios may not purchase the securities of any issuer (other than           All Portfolios
securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Portfolios may not purchase or sell real estate unless acquired as a result    All Portfolios
of ownership of securities or other instruments (but this shall not prevent the
Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Portfolios may not purchase or sell commodities unless acquired as a result    All Portfolios
of ownership of securities or other instruments (but this shall not prevent the
 Portfolio from purchasing or selling futures contracts or options on such contracts for the purpose of managing its exposure to changing interest rates, security prices, and currency exchange rates).

The Portfolio may not lend any security or make any other loan if, as a result,    All Portfolios
more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL POLICIES AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

NON-FUNDAMENTAL POLICIES:                                                          PORTFOLIOS TO WHICH THE POLICY
                                                                                   APPLIES:

The Portfolio does not currently intend to sell securities short, unless it owns   All Portfolios
or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolio, in order to meet Federal tax requirements for qualification as a    All Portfolios
"regulated investment company," limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to
"Government securities" as defined for Federal tax purposes.

The Portfolio will not purchase any security while borrowings (including reverse   All Portfolios
repurchase agreements) representing more than 5% of its total assets are outstanding.

The Portfolio does not currently intend to purchase securities on margin, except   All Portfolios
that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

The Portfolio does not currently intend to purchase securities of other            All Portfolios
investment companies, except to the extent permitted by the 1940 Act.

The Portfolio does not currently intend to purchase any security if, as a          All Portfolios
result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

                              INVESTMENT PRACTICES

     The Portfolios may engage in the following investment practices consistent with their investment policies and limitations. Please refer to the current prospectuses and the section "Investment Policies and Limitations" contained in this Statement of Additional Information for a further description of each Portfolio's investment policies and limitations.


DEPOSITARY RECEIPTS

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

DELAYED DELIVERY TRANSACTIONS

     Buying securities on a delayed-delivery or when-issued basis and selling securities on a delayed-delivery basis involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery or when-issued basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

     The Portfolio may renegotiate delayed-delivery or when-issued transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

EUROPEAN MONETARY UNION AND THE EURO


     On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, which has replaced the national currencies of the participating member nations. Until the middle of 2002, the national currencies continued to exist, but exchange rates were pegged to the Euro. The 11 participating countries now share a single official interest rate and will adhere to agreed upon guidelines on government borrowing. Although budgetary decisions remain in the hands of each participating country, the European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro group.


FOREIGN INVESTMENTS

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Portfolios' Advisor will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS

     Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Portfolios' Advisor determines the liquidity of the Portfolios' investments and, through reports from the Advisor, the Board monitors investment in illiquid instruments. In determining the liquidity of the Portfolios' investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Portfolios' Advisor may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


RESTRICTED SECURITIES

     Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INDEXED SECURITIES

     The Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities
of  equivalent  issuers.   Currency-indexed  securities  may  be  positively  or
negatively  indexed;  that  is,  their  maturity  value  may  increase  when the specified  currency  value  increases,  resulting  in a security  that  performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Portfolio's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio's Advisor will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

     A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


LOWER-RATED DEBT SECURITIES

     Lower-rated debt securities (i.e., securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, or having comparable ratings by other NRSROs) may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

     The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of the Portfolio to dispose of, lower-rated debt securities.

     Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of the Portfolio's Advisor are an especially important part of managing the Portfolio's investment in securities of this type. In considering investments in such securities for the Portfolio, its Advisor will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

MUNICIPAL LEASE OBLIGATIONS

     Municipal leases and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

     In  determining  the  liquidity  of  a  municipal  lease  obligation,   the
Portfolio's Advisor will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

MARKET DISRUPTION RISK

     The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

     Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Portfolio.

PORTFOLIOS' RIGHTS AS SHAREHOLDERS

     The Portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A Portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its Advisor determines that such matters could have a significant effect on the value of the Portfolio's investment in the company. The activities that a Portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities. The Portfolios' Advisor will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Portfolio and the risk of actual liability if the Portfolio is involved in litigation. There is no guarantee, however, that litigation against a Portfolio will not be undertaken or liabilities incurred.


REAL ESTATE-RELATED INSTRUMENTS

     Real estate-related instruments include real estate investment trusts (REITs), commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.


REFUNDING CONTRACTS

     Refunding obligations require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS

     In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is each Portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its Advisor.

REVERSE REPURCHASE AGREEMENTS

     In a reverse repurchase agreement, the Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its Advisor. These transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

SECURITIES LENDING

     The Board of Trustees has authorized securities lending for the Social Issues Intermediate Fixed Income Portfolio. This Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's Advisor.


     It is the current view of the SEC that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Portfolio must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (e.g., capital appreciation or depreciation).


SOVEREIGN DEBT OBLIGATIONS

     Sovereign debt instruments are securities issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

STANDARD & Poor's Depositary Receipts ("SPDRs")


     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market because SPDRs are listed on the American Stock Exchange. The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (b) a cash payment equal to a pro rata portion of the dividends accrued to the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.


     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of a traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described below under "Hedging Strategies" relating to options, involved in the writing of options on securities.

SWAP AGREEMENTS


     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if its Advisor determines it is consistent with the Portfolio's investment objective and policies.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a Portfolio's investments and its share price and yield.


     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.


     Each Portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

WARRANTS

     Warrants are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


HEDGING STRATEGIES

     FUTURES TRANSACTIONS

     A Portfolio may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). A Portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

     FUTURES CONTRACTS

     When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS

     By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS

     When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio will be required to make margin payments to a FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS

     A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 - which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

     There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

     OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.

The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Portfolio to the value of its investments over time.


     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS


     The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     SHORT SALES

     A Portfolio may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Portfolio's Advisor anticipates a decline in the price of the stock underlying a convertible security it holds, the Portfolio may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

     When a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

                             PORTFOLIO TRANSACTIONS

     The Portfolios' Advisor seeks the most favorable price and execution with respect to portfolio transactions. In seeking the most favorable price and execution, the Advisor, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

     Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     For each Portfolio, the Advisor places all orders for the purchase and sale of Portfolio securities and buys and sells securities for the Portfolio through a number of brokers and dealers.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, a Portfolio's Advisor may receive research, statistical, and quotation services from broker-dealers with which it places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The fee paid by a Portfolio to the Advisor is not reduced because the Advisor and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may cause a Portfolio to pay a broker-dealer that provides brokerage and research services to the Advisor a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Portfolio to pay higher commissions, the Advisor must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisor's overall responsibilities to the Portfolio or its other clients. In reaching this determination, the Advisor will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

     Certain investments may be appropriate for a Portfolio and for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients in the interest of achieving the most favorable execution for the Portfolio.


     For the fiscal  year ended  April 30,  2002,  the Social  Issues  Blue Chip
Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio paid brokerage commissions of $3,801, $754, and $3,041 respectively. The Social Issues Intermediate Fixed Income Portfolio paid no brokerage commissions for the fiscal year ended April 30, 2002.

     For the fiscal years ended April 30, 2000, 2001 and 2002, the Portfolios paid no brokerage commissions to affiliated brokers.

     The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Fund has acquired during its most recent fiscal year. As of April 30, 2002 the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the Social Issues Blue Chip Portfolio held equity securities issued by Morgan Stanley Dean Witter valued at $33,404.


                        VALUATION OF PORTFOLIO SECURITIES

     Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and Portfolio's respective pricing agent under general supervision of the Board of Trustees.

     Securities owned by the Portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, Money Market Instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a Portfolio are determined as of such time for the purpose of computing a Portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern Time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.


                              PORTFOLIO PERFORMANCE

YIELD CALCULATIONS

     For shares of the Portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.


     The yield for the Social Issues Intermediate Fixed Income Portfolio for the 30-day period ended April 30, 2002 was 5.12%.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

     Average annual total return before taxes is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns, each
Portfolio: (1) determines the growth or decline in value of a hypothetical historical investment in the Portfolio over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return before taxes of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

Average annual total return before taxes is calculated according to the following formula:

                    P (1+T) n = ERV

     Where:  P = a  hypothetical  initial  payment of $1,000
             T = average  annual total return n = number of years
           ERV = ending redeemable value at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

     Because average annual returns tend to smooth out variations in the Portfolios' returns, shareholders should recognize that they are not the same as actual year-by-year results.

     The calculation for average annual total returns before taxes is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date,
(2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     Average annual total return after taxes on distributions is calculated using a formula prescribed by the SEC. Each Portfolio computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment.

     Average annual total return after taxes on distributions is calculated according to the following formula:

                    P(1+T)n = ATV[D]

     Where:
            P = hypothetical initial payment of $1,000;
            T = average annual total return (after taxes on distributions); n = period covered by the computation, expressed in years.
       ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on Portfolio distributions but not after taxes on redemptions.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of shares), and
(3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. For this calculation, the Portfolio assumes that the redemption has no tax consequences.

     The Portfolios calculate the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Portfolios on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

     The Portfolios calculate taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Portfolios have disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)

     Each Portfolio, when advertising average annual total return after taxes on distributions and sale of shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment.

     Average annual total return, after taxes on distributions and sale of shares, is calculated according to the following formula:

     P (1 + T)n = ATV[DR]

     Where:
            P = hypothetical initial payment of $1,000;
            T = average annual total return (after taxes on  distributions and sale of shares);
            n = period  covered by the computation, expressed in years.
      ATV[DR] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on Portfolio distributions and sale of shares.

     The calculation for average annual total returns after taxes on distributions and sale of shares is made assuming that (1) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of shares), and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolios assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

     The Portfolios calculate the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions).'

     The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment, by deducting all nonrecurring and capital gains taxes resulting from the redemption and by adding any tax benefit, in each case at the end of the measuring period. The Portfolios calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Portfolios separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolios include the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Portfolios do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Portfolios calculate capital gain taxes (or the benefit resulting Since from tax losses) using the Inception highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Portfolios assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The table below sets forth the cumulative total returns (before and after taxes) for each of the Portfolios for the periods ended April 30, 2002:

                                                       SINCE
PORTFOLIO NAME                                       INCEPTION

SOCIAL ISSUES INTERMEDIATE FIXED INCOME
PORTFOLIO

Return Before Taxes                                    1.18%(1)
Return After Taxes on Distributions                   -0.11%
Return After Taxes on
   Distributions and Sale of Portfolio Shares 0.72%

(1) Commenced operations on May 29, 2001.


SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO
Return Before Taxes                                  -19.49%(2)
Return After Taxes on                                -19.57%

   Distributions
Return After Taxes on
   Distributions and Sale
   of Portfolio Shares                               -11.97%

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO
Return Before Taxes                                  -24.25%(3)
Return After Taxes on                                -24.27%

   Distributions
Return After Taxes on
   Distributions and Sale
   of Portfolio Shares                               -14.89%

SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO
Return Before Taxes                                   64.47%(3)
Return After Taxes on                                 63.19%

   Distributions
Return After Taxes on
   Distributions and Sale
   of Portfolio Shares                                39.40%

(2) Commenced operations on May 30, 2001.
(3) Commenced operations on July 3, 2001.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

CALCULATION OF NAV

     Each Portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day").

     The calculation of the NAV, dividends and distributions of a Portfolio's Institutional Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or other fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees, and (iv) shareholder meeting expenses to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.


     The following holiday closings have been scheduled for 2003 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a Portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the Portfolio to purchase or redeem shares), the Portfolio's NAV may be significantly affected.


REDEMPTION IN KIND


     Under normal circumstances, the Portfolio will redeem shares in cash as described in the prospectus. However, if the Advisor determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, pursuant to procedures adopted by the Board of Trustees and in conformity with applicable rules of the SEC, the Portfolio will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder.


                                      TAXES

     The following is only a summary of certain additional Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

     The following discussion of Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each  Portfolio   calculates   dividend  and  capital  gain   distributions
separately, and is treated as a separate entity in all respects for tax purposes.

TAXATION OF THE PORTFOLIOS

     Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Portfolio's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of any one such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of any one such issuer), and
(2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, a Portfolio will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of Portfolio assets not attributable to a purchase.

     Under Subchapter M of the Code, a Portfolio is not subject to Federal income tax on the portion of its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year and at least 90% of the excess of its tax-exempt interest income over related expenses (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below).

     If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends."

     The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. Each Portfolio intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, a Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

TAXATION OF SHAREHOLDERS


     Distributions  from each  Portfolio's  taxable  net  investment  income and short-term capital gain are taxed as dividends. Distributions that are (i) designated by a Portfolio as capital gains dividends and (ii) made out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as net capital gain, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. Net capital gain of a noncorporate taxpayer is generally taxed at a rate of 20%. Distributions that are not net capital gain dividends or exempt-interest dividends will generally be taxed at a maximum marginal rate of 38.6% in the case of non-corporate taxpayers. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains. A portion of the dividends may qualify for the dividends received deduction for corporations to the extent derived from dividend income received by the Portfolio. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and payable to shareholders of record in such month, if paid in January of the following year, will be taxed as though paid on December 31. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. It is suggested that shareholders keep all statements received to assist in personal record keeping.


     Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements for use in determining their tax. If a shareholder receives a long-term capital gain distribution on shares of the Portfolios, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Portfolios are taxable to shareholders as dividends, not as capital gains.

     Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. Any resultant net capital gain will be subject to the 20% rate.

     On the record date for a distribution or dividend, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), he would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION

     In addition to Federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

                              TRUSTEES AND OFFICERS



     Each Portfolio is a series of the Fund, an open-end management investment company offering redeemable shares of beneficial interest. The Fund's Board of Trustees provides broad supervision over the affairs of the Portfolios and the Fund, with respect to the Fund's and the Portfolios' management in compliance with applicable laws of the Commonwealth of Massachusetts. The officers of the Fund are responsible for the Portfolios' operations. The names of the Trustees and officers of the Fund, their position with the Fund and length of time served, address, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee has also been included. Trustees considered "interested persons" within the meaning of the 1940 Act ("Interested Trustees") are listed separately from those Trustees not considered "interested persons" within the meaning of the 1940 Act ("Disinterested Trustees").

NAME, ADDRESS                   POSITION(S)         LENGTH OF    PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST      TIME          DURING THE PAST FIVE YEARS    PORTFOLIOS IN   DIRECTORSHIPS/
                                                    SERVED(1)                                   FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

INTERESTED TRUSTEE

................................ ................... ............ .............................. ............... ...................

   Rick A. Gold(2)              Trustee and         since 2000   Executive Vice President of    30              None
   100 East Pratt Street        President,                       Asset Management Group of
   15th Floor                   Valuation                        Allfirst Financial, Inc.,
   Baltimore, MD 21202          Committee(3)                     the parent company of
   Date of Birth: 8/4/49        (member)                         Allfirst Trust Company, N.A.
                                                                 and AIA



NAME, ADDRESS                   POSITION(S)         LENGTH OF    PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST      TIME          DURING THE PAST FIVE YEARS    PORTFOLIOS IN   DIRECTORSHIPS/

                                                    SERVED(1)                                   FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

DISINTERESTED TRUSTEES

................................ ................... ............ .............................. ............... ...................

   William H. Cowie, Jr.        Trustee and         since 1993    Retired since 1995            30              None
   1408 Ruxton Road,            Chairman, Audit
   Baltimore, MD 21204.         Committee(4)
   Date of Birth:  1/24/31      (member),
                                Valuation
                                Committee(3)
                                (member)

................................ ................... ............ .............................. ............... ...................

  David D. Downes               Trustee, Audit      since 1995   Attorney in private practice   30              None
  210 Allegheny Avenue          Committee(4)                     since 1996
  Towson, MD 21204              (member)
  Date of Birth: 7/16/35


................................ ................... ............ .............................. .............. ....................

  Sir Victor Garland            Trustee, Audit      since 2000   Private Investor since 1994;   30             Director and
  15 Wilton Place               Committee(4)                     President of The Govett                       Chairman of
  Knightsbridge, London         (member)                         Funds, Inc., a U.K.                           Henderson Far East
  SW1X 8RL                                                       registered mutual fund                        Income Trust plc
  Date of Birth: 5/5/34                                          company; Director of a                        (Chairman since
                                                                 number of U.K. public                         1990);  Director
                                                                 companies                                     of Framington
                                                                                                               Income and
                                                                                                               Capital Trust plc;
                                                                                                               Director and
                                                                                                               Chairman of
                                                                                                               Fidelity Asian
                                                                                                               Values plc
                                                                                                               (Chairman since
                                                                                                               2001); Director
                                                                                                               and Chairman of
                                                                                                               Govett Enhanced
                                                                                                               Income
                                                                                                               Investment Trust
                                                                                                               plc;
                                                                                                               Director of
                                                                                                               GEIIT plc;
                                                                                                               Director of Govett
                                                                                                               Asian Income and
                                                                                                               Growth Trust Ltd.

................................ ................... ............ .............................. .............. ....................

  Charlotte R. Kerr             Trustee, Audit      since 1993   Practitioner and faculty       30             None
  American City Building        Committee(4)                     member of Traditional
  10227 Wincopin Circle         (member)                         Acupuncture Institute
  Suite 108
  Columbia, MD 21044
  Date of Birth: 9/26/46

................................ ................... ............ .............................. .............. ....................

   Richard B. Seidel            Trustee, Audit      since 1998   Director and President         30             None
   770 Hedges Lane              Committee(4)                     (since 1994) of Girard
   Wayne, PA 19087              (member)                         Partners, a registered
   Date of Birth: 4/20/41                                        broker-dealer




NAME, ADDRESS                   POSITION(S)          LENGTH OF   PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST       TIME         DURING THE PAST FIVE YEARS    PORTFOLIOS IN   DIRECTORSHIPS/
                                                     SERVED(1)                                  FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

OFFICERS

....................................................................................................................................

  Stacey E. Hong                Treasurer           since June   Director (since 1998) of       N/A             N/A
   Forum Financial Group, LLC                       2002         Forum Accounting Services,
   Two Portland Square                                           LLC, with which he has been
   Portland, ME 04101                                            associated since 1992;
  Date of Birth: 5/10/66                                         Treasurer of various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                 Services, LLC

................................ ................... ............ .............................. ............... ...................

  Michele L. Dalton             Vice President      since 2000   Senior Vice Present of         N/A             N/A
   100 East Pratt Street        and Assistant                    Allfirst Financial, Inc.
   15th Floor                   Secretary                        since 1994
   Baltimore, MD 21202
  Date of Birth: 2/16/59


................................ ................... ............ .............................. ............... ...................

   Thomas R. Rus, Esq.          Secretary,          since 2000   Vice President and Trust       N/A             N/A
   100 East Pratt Street        Valuation                        Counsel of Allfirst Trust
   15th Floor                   Committee(3)                     Company, N.A. and Allfirst
   Baltimore, MD 21202          (member)                         Bank with which he has been
  Date of Birth: 10/11/59                                        associated since 1995;
                                                                 Compliance Officer of
                                                                 Allfirst Trust Company, N.A.
                                                                 and ARK Funds

................................ ................... ............ .............................. ............... ...................

   D. Blaine Riggle, Esq.        Vice-President,    since        Relationship Manager and       N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Counsel, Forum Financial
   Two Portland Square          Secretary           2002         Group, LLC, a mutual fund
   Portland, ME 04101                                            administration company,
  Date of Birth: 11/12/66                                        since 1998; Associate
                                                                 Counsel, Wright Express
                                                                 Corporation, a Fleet credit
                                                                 card company, from March
                                                                 1997 to January 1998;
                                                                 Officer, various funds
                                                                 managed and distributed by
                                                                 Forum Fund Services, LLC and
                                                                 Forum Administrative
                                                                 Services, LLC

................................ ................... ............ .............................. ............... ...................



NAME, ADDRESS                   POSITION(S)          LENGTH OF   PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND DATE OF BIRTH               WITH THE TRUST       TIME         DURING THE PAST FIVE YEARS    PORTFOLIOS IN   DIRECTORSHIPS/
                                                     SERVED(1)                                  FUND COMPLEX    TRUSTEESHIPS HELD
                                                                                                OVERSEEN BY     BY TRUSTEE
                                                                                                TRUSTEE

....................................................................................................................................

OFFICERS (CONTINUED)

................................ ................... ............ .............................. ............... ...................

   Cheryl O. Tumlin, Esq.       Vice-President,     since        Counsel, Forum Financial       N/A             N/A
   Forum Financial Group, LLC   Assistant           January      Group, LLC, since November
   Two Portland Square          Secretary           2002         2001 and from July 1996 to
   Portland, ME 04101                                            January 1999;   Counsel,
   Date of Birth: 6/30/66                                        I-many, Inc., a software

                                                                 company, from
                                                                 January 1999 to
                                                                 October 2001;
                                                                 Officer,
                                                                 various funds
                                                                 managed and
                                                                 distributed by
                                                                 Forum Fund
                                                                 Services, LLC
                                                                 and Forum
                                                                 Administrative
                                                                 Services, LLC
................................ ................... ............ .............................. ............... ...................

   Dawn L. Taylor                Assistant           since       Tax Manager, Forum Financial   N/A             N/A
   Forum Financial Group, LLC   Treasurer            January     Group, LLC, since October
   Two Portland Square                               2002        1997;  Senior Tax
   Portland, ME 04101                                            Accountant, Purdy, Bingham &
  Date of Birth: 5/14/64                                         Burrell, LLC, a public
                                                                 accounting firm, from
                                                                 January 1997 to October
                                                                 1997; Senior Fund
                                                                 Accountant, Forum Financial
                                                                 Group, LLC, September 1994
                                                                 to October 1997; Officer,
                                                                 various funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC

................................ .................... ........... .............................. ............... ...................

   Nathan V. Gemmiti,            Assistant           since       Staff Attorney, Forum          N/A             N/A
   Esq.                         Secretary            January     Financial Group, LLC, since
  Forum Financial Group, LLC                         2002        July 2001; Associate at the
  Two Portland Square                                            law firm of Pierce Atwood
  Portland, ME 04101                                             from August 1998 through
  Date of Birth: 8/6/70                                          July 2001;  Officer, various
                                                                 funds managed and
                                                                 distributed by Forum Fund
                                                                 Services, LLC and Forum
                                                                 Administrative Services, LLC

................................ .................... ........... .............................. ............... ...................


(1)  Term of service is indefinite.

(2)  Mr.  Gold  is an  Interested  Trustee  because  he is  the  Executive  Vice
     President of the Asset Management Group of Allfirst Financial, Inc. Allfirst Financial Inc. is the parent company of Allfirst Trust Company and Allied Investment Advisors, Inc., the advisor to certain of the Portfolios.

(3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended April 30, 2002, the Valuation Committee met three times.

(4) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met one time during the fiscal year ended April 30, 2002.

(5) The Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board. During the fiscal year ended April 30, 2002, the Nominating Committee did not meet.

     TRUSTEE OWNERSHIP IN THE TRUST

------------------------------------- ----------------------------------------- --------------------------------------

                                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                                AS OF DECEMBER 31, 2001 IN ALL FUNDS
                                      DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE FUND
              TRUSTEES                               THE FUNDS                                 COMPLEX

------------------------------------- ----------------------------------------- --------------------------------------
------------------------------------- ----------------------------------------- --------------------------------------

INTERESTED TRUSTEE

------------------------------------- ----------------------------------------- --------------------------------------

Rick A. Gold                                       over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

DISINTERESTED TRUSTEES

------------------------------------- ----------------------------------------- --------------------------------------

William H. Cowie, Jr.                              over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

David D. Downes                                    over $100,000                            over $100,000

------------------------------------- ----------------------------------------- --------------------------------------

Sir Victor Garland                                      None                                    None

------------------------------------- ----------------------------------------- --------------------------------------

Charlotte R. Kerr                                       None                                    None

------------------------------------- ----------------------------------------- --------------------------------------

Richard B. Seidel                                $50,000 - $100,000                      $50,000 - $100,000

------------------------------------- ----------------------------------------- --------------------------------------


         Ownership in Securities of the Advisor and Related Companies

         As of April 30, 2002, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of the Trust's investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

     The following table sets forth information describing the compensation of each current trustee of the Fund for his or her services as trustee for the fiscal year ended April 30, 2002.


                           Trustee Compensation Table

                                              Pension or
                                              Retirement        Estimated
                                               Benefits           Annual           Total
                              Aggregate     Accrued from       Retirement      Compensation
                            Compensation       the Fund       from the Fund    from the Fund
      Name of Trustee      from the Fund      Complex(1)        Complex(1)        Complex
      ---------------      -------------      ---------         ----------        -------


Cowie, Jr., William H.        $ 28,125            --               --            $ 28,125
Downes, David D.              $ 22,500            --               --            $ 22,500
Garland, Sir Victor           $ 22,500            --               --            $ 22,500
Gold, Rick A.(2)              $ 0                 --               --            $ 0
Kerr, Charlotte R.            $ 22,500            --               --            $ 22,500

Schweizer, Thomas(3)          $ 15,000            --               --            $ 15,000
Seidel, Richard B.            $ 22,500            --               --            $ 22,500


-------------------


(1) The Fund's Trustees did not receive any pension or retirement benefits from the Fund as compensation for the services as Trustees. The Board of Trustees has adopted a retirement policy, which calls for the retirement of Trustees when they reach the age of 75. The Fund is the sole investment company in the fund complex.
(2) Interested persons of the Fund do not receive any compensation from the Fund for their services as Trustees.
(3)  Mr. Schweizer retired from the Board of Trustee in December 2001.




                               INVESTMENT ADVISOR

     The investment advisor of the Fund is Allied Investment Advisors, Inc. ("AIA" or the "Advisor"). AIA provides the Portfolios with day-to-day management services and makes investment decisions on the Portfolios' behalf in accordance with each Portfolio's investment policies


     Institutional Class shares of the Fund are offered through Allfirst Trust Company, N.A. ("Allfirst Trust") and other registered broker dealers. Allfirst Trust also provides custodial and administrative services to the Fund. AIA and Allfirst Trust are wholly owned subsidiaries of Allfirst Bank, a Maryland-chartered Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly-owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c., an international financial services organization based in Dublin, Ireland. ARK Funds Distributors, LLC ("Distributor") the distributor of the Fund, is not affiliated with Allied Irish Banks, p.l.c. or its affiliates.


     Pursuant to an investment advisory agreement with the Fund, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each Portfolio's investments and effect portfolio transactions on its behalf.

     The advisory contracts have been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contracts are terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA, on 60 days' written notice, and will automatically terminate in the event of its assignment.

     The advisory contracts provide that, with respect to each Portfolio, neither AIA nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by AIA of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contracts provide that AIA may render services to others.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     The Fund's Board of Trustees reviews each Portfolio's investment advisory agreement every year to determine whether the advisory contract should be renewed for an additional one-year period. Renewal of the contract requires the approval of a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

     In considering the continuation of the advisory contracts, the Board, including the Disinterested Trustees, reviews each Portfolio separately. The Board requests and reviews information relating to each Portfolio and its advisory arrangements, including but not limited to reports prepared by the Advisor and materials provided by counsel to the Trust and the Disinterested Trustees.

     Matters bearing on each Portfolio's advisory contract are considered at most, if not all, of the meetings of the Board of Trustees. The Disinterested Trustees meet regularly in executive session and are advised on these and other matters by independent legal counsel selected by the Disinterested Trustees.

     In reviewing the investment advisory agreement for each Portfolio, the Board carefully considered the nature, quality and extent of services furnished by the Advisor to the Portfolio. The Board also considered the Advisor's compensation and profitability attributable to providing such services. In so doing, the Board examined the fee structure of the Portfolios and any existing or anticipated fee waivers. In addition, the Board reviewed comparative information on fees and expenses of similar mutual funds. The Board compared the costs that may be incurred by the Advisor and its affiliates in performing services for the Portfolios and the method used in determining and allocating these costs. The Board also considered possible economies of scale arising from the size and anticipated growth of the Portfolios and other potential benefits to the Advisor and its affiliates arising from its relationship with the Fund.

     Based on the information reviewed and after careful consideration, the Board and the Disinterested Trustees concluded that continuation of the advisory contract for each Portfolio was in the best interests of the Portfolio and its shareholders, and the Board, and the Disinterested Trustees voting separately, unanimously voted to continue the contract for another annual term.

     For the fiscal year ended April 30, 2002, the advisory fee payable to AIA with respect to the Social Issues Intermediate Fixed Income Portfolio was $15,913 of which $6,150 was waived; with respect to the Social Issues Blue Chip Equity Portfolio was $10,712 of which $3,390 was waived; with respect to the Social Issues Capital Growth Portfolio was $543 of which $180 was waived; with respect to the Social Issues Small-Cap Equity Portfolio was $1,011 of which $486 was waived.

     In addition to receiving its advisory fee, AIA may also act and be compensated as investment manager for clients with respect to assets, which are invested in a Portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA or its affiliates, from a Portfolio with respect to the client's assets invested in the Portfolio.

     Each Portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the Fund and costs of other personnel performing services for the Fund who are not officers of Allfirst Trust Company, N.A., Forum Administrative Services, LLC, the Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                               FUND ADMINISTRATION

ADMINISTRATOR AND SUB-ADMINISTRATOR


     Effective January 1, 2002, Allfirst Trust serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement with the Fund. Under the agreement, the Administrator is responsible for providing administrative services to the Fund, which include general assistance in the overall management of the Fund and providing the Fund with office facilities and persons satisfactory to the Board of Trustees to serve as officers of the Fund. The Administrator has subcontracted the services to be provided by it under the agreement to Forum Administrative Services, LLC (the "Sub-administrator").

     The Administrator receives an administration fee from the Fund at the annual rate of $24,000 per Portfolio plus 0.085% of the annual average daily net assets of the Portfolios, plus $5,000 per month. The Administrator pays a fee of $24,000 per Portfolio plus 0.0575% of the annual average daily net assets of the Portfolios, plus $5,000 per month, to the Sub-administrator.

     Under its agreement with the Fund, the Administrator is not liable for any act or omission in the performance of its duties, but is not protected from any liability by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of reckless disregard of its duties and obligations under the agreement. By subcontracting services to the Sub-administrator, the Administrator is not relieved of its obligations under the agreement with the Fund, and the Administrator is responsible to the Fund for all acts of the Sub-administrator as if they were its own.

     Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator. SEI Services also provided fund accounting and related accounting services under its administration agreement with the Fund. Pursuant to a sub-administration agreement between the SEI Services and Allfirst Trust, Allfirst Trust performed services, which included clerical, bookkeeping, accounting, stenographic and administrative services, for which it received a fee paid by SEI Services.

     For the period January 1, 2002 through April 30, 2002, the administration fee due to the Administrator under the administration agreement with respect to the Social Issues Intermediate Fixed Income Portfolio was $8,880 of which $279 was waived; with respect to the Social Issues Blue Chip Equity Portfolio was $8,389 of which $142 was waived; with respect to the Social Issues Capital Growth Portfolio was $7,883 of which $9 was waived; with respect to the Social Issues Small-Cap Equity Portfolio was $7,929 of which $19 was waived.

         For the period January 1, 2002 through April 30, 2002, Allfirst Trust paid Forum Administrative Services, LLC sub-administration fees of $32,543 of which $284 was waived.

         For the period May 1, 2001 through December 31, 2001 the administration fee payable to SEI Services with respect to the Social Issues Intermediate Fixed Income Portfolio was $2,381; with respect to the Social Issues Blue Chip Equity Portfolio was $1,415; with respect to the Social Issues Capital Growth Portfolio was $65; with respect to the Social Issues Small-Cap Equity Portfolio was $75.

         Accordingly, for the fiscal year ended April 30, 2002, the total administration fees due from the Fund with respect to the Social Issues Intermediate Fixed Income Portfolio was $11,261 of which $279 was waived; with respect to the Social Issues Blue Chip Equity Portfolio was $9,804 of which $142 was waived; with respect to the Social Issues Capital Growth Portfolio was $7,948 of which $9 was waived; with respect to the Social Issues Small-Cap Equity Portfolio was $8,004 of which $19 was waived.

FUND ACCOUNTANT

     Effective January 1, 2002, Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund pursuant to an fund accounting agreement with the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns. For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 per Portfolio ($60,000 per international Portfolio), plus $6,000 per each additional share class above one, plus 0.01% of the annual average daily net assets of the Portfolios.

     FAcS's agreement is terminable without penalty by the Board of Trustees or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties for the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

     For the fiscal year ended April 30, 2002, the portfolio accounting fees payable to FAcS with respect to the Social Issues Intermediate Fixed Income Portfolio was $4,967; with respect to the Social Issues Blue Chip Equity Portfolio was $4,628; with respect to the Social Issues Capital Growth Portfolio was $4,583; with respect to the Social Issues Small-Cap Equity Portfolio was $4,588.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR


     Effective January 1, 2002, ARK Funds Distributors, LLC serves as the distributor (the "Distributor") of the Fund. The Distributor, the Sub-administrator and FAcS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

     The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders. Shareholder service fees are paid to shareholder services agents for individual shareholder services and account maintenance. These services include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record-keeping and maintenance.

     Prior to January 1, 2002, SEI Investments Distribution Co. (formerly SEI Financial Services Company) served as the distributor of the Fund.



SHAREHOLDER SERVICES PLANS

     The Board of Trustees has adopted a shareholder service plan on behalf of the Institutional Class of the Portfolios to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record-keeping and maintenance. For these services the participating qualified recipients are paid a service fee at the annual rate of up to 0.15% of average net assets of the Institutional Class of each Portfolio or such lesser amounts as may be approved by the Board of Trustees.


     For the fiscal year ended April 30, 2002, Social Issues Intermediate Fixed Income Portfolio paid $3,978, Social Issues Blue Chip Equity Portfolio paid $2,295, Social Issues Capital Growth Portfolio paid $117 and Social Issues Small-Cap Equity Portfolio paid $190 in shareholder service fees.


                                 TRANSFER AGENT

     The Fund has a transfer agency and services agreement with Allfirst Trust. Allfirst Trust has subcontracted transfer agency services to Boston Financial Data Service, Inc. ("Boston Financial"). Boston Financial maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

     For the services provided under the agreement, the Fund pays an annual fee of up to $16 per Fund account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

     Prior to January 1, 2002, SEI Investments Management Corporation served as the Fund's transfer agent. SEI Investments Management Corporation subcontracted transfer agency services to Boston Financial.

     For the fiscal year ended April 30, 2002, the transfer agency service fees payable by the Fund with respect to the Social Issues Intermediate Fixed Income Portfolio was $149; with respect to the Social Issues Blue Chip Equity Portfolio was $279; with respect to the Social Issues Capital Growth Portfolio was $15; with respect to the Social Issues Small-Cap Equity Portfolio was $28.


                                    CUSTODIAN

     Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Portfolios' securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average daily net assets of the Portfolios. Allfirst Trust also charges the Portfolios transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Deutsche Bank Trust Company Americas, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.

                                 CODE OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all Trustees and officers of the Fund, as well as to designated officers, directors and employees of AIA, AIB Govett and the Distributor. As described below, the Code of Ethics imposes significant restrictions of AIA's and AIB Govett's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Portfolios.

     The Code of Ethics requires that covered employees of AIA, AIB Govett and Trustees who are "interested persons," pre-clear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Portfolios). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and pre-clearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Portfolios in the same security. Officers, directors and employees of AIA, AIB Govett and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


                             DESCRIPTION OF THE FUND

TRUST ORGANIZATION

     ARK Funds ("the Fund") is an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992 that was amended and restated on March 19, 1993. Currently, the Fund is comprised of the following thirty Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, Tax-Free Cash Management Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio. The Declaration of Trust permits the Board to create additional series and classes of shares.

     In the event that an affiliate of Allied Irish Banks, p.l.c. ceases to be the investment advisor to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

     The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof are allocated to the Portfolio and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account and are charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

     Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

VOTING RIGHTS

     Shareholders of a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative. The shares of a Portfolio will be voted together, except that only shareholders of a particular class of the Portfolio may vote on matters affecting only that class. The shares of each series of the Fund will be voted separately, except when an aggregate vote of all the series is required by law.

SHARE OWNERSHIP

     As of August 1, 2002, the officers and Trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated the address as of August 1, 2002 for the 5% shareholders listed below is: c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201.

SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO

     Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS #109-751 (100.00%); omnibus account, record ownership for the following beneficial account holder(s):

           Marion Diehl Trust
           St Paul United Methodist Church
           C/O Jack Kane
           750 Norland Avenue
           Chambersburg PA 17201 (12.37%)

           Convent of the Sisters of Mercy
           Attn: Sister Dorothy Flynn, RSM
           273 Willoughby Avenue
           Brooklyn NY 11205-1418 (19.15%)

           Missionary Sisters of Our Lady Apostle
           Attn:  Sister Stephanie Greene
           Via G. Ghislieri, 15
           00152 Rome Italy (31.94%)

           Rockhurst High School
           Attn: Dana Brack CFO
           9301 Stateline Road
           Kansas City MO 64114 (33.97%)

SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO

     Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS #109-751 (97.99%); omnibus account, record ownership for the following beneficial account holder(s):

           Convent of the Sisters of Mercy
           Attn: Sister Dorothy Flynn, RSM
           273 Willoughby Avenue
           Brooklyn NY 11205-1418 (29.99%)

           Missionary Sisters of Our Lady Apostle
           Attn:  Sister Stephanie Greene
           Via G. Ghislieri, 15
           00152 Rome Italy (57.94%)

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO

     Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS #109-751 (99.95%); omnibus account, record ownership for the following beneficial account holder(s):

           Michael G. Odlum IRA
           6 Fox Ridge Drive
           Malvern PA 19355-2876 (39.79%)

           Marion Diehl Trust
           St Paul United Methodist Church
           C/O Jack Kane
           750 Norland Avenue
           Chambersburg PA 17201 (28.96%)

           Neighborhood Center
           Dale Laninga, President
           Neighborhood Center Endowment Fund
           2435 North Third Street
           Harrisburg PA 17110 (31.20%)

SOCIAL ISSUES SMALL CAP EQUITY PORTFOLIO

     Plitt & Co., Allfirst Trust Company, N.A., Trust Operations MS #109-751 (99.64%); omnibus account, record ownership for the following beneficial account holder(s):

           Michael G. Odlum IRA
           6 Fox Ridge Drive
           Malvern PA 19355-2876 (55.86%)

           Marion Diehl Trust
           St Paul United Methodist Church
           C/O Jack Kane
           750 Norland Avenue
           Chambersburg PA 17201 (18.26%)

           Neighborhood Center
           Dale Laninga, President
           Neighborhood Center Endowment Fund
           2435 North Third Street
           Harrisburg PA 17110 (7.71%)

           Childrens Aid Society
           343 Lincoln Way West
           New Oxford PA 17350-1003 (5.41%)



                              INDEPENDENT AUDITORS

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the ARK Funds' independent auditors, providing audit services and consultation in connection with the review of various SEC filings.

                                   APPENDIX A


DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


DESCRIPTION OF S&P's RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than Aaa securities.


A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P's MUNICIPAL BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P's COMMERCIAL PAPER RATINGS

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P's CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only to a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                     Part C
                                Other Information

Item 23.  Exhibits

(a) (1) Declaration of Trust dated October 22, 1992 is incorporated by reference to Exhibit 1 to the Registration Statement.

     (2) Amended and Restated Declaration of Trust dated March 19, 1993 is incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 2.

     (3)  Supplement   dated  March  23,  1993  to  the  Amended  and   Restated
          Declaration of Trust dated March 19, 1993 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 2.

     (4) Amendment dated December 10, 1999, to the Amended and Restated Declaration of Trust dated March 19, 1993 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 31.

(b) By-laws of the Registrant are incorporated by reference to Exhibit 1(d) to Pre-Effective Amendment No. 2.

(c)  Not applicable.

(d) (1) Investment Advisory Agreement dated February 12, 1998, between the Registrant and Allied Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(1) in post-effective amendment No. 31 via EDGAR on February 2, 2001, accession number 0000935069-01-000059).

     (2) Investment Subadvisory Agreement dated June 30, 2000, between the Registrant, Allied Investment Advisors, Inc. and AIB Govett, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 31 via EDGAR on February 2, 2001, accession number 0000935069-01-000059).

(e) (1) Distribution Agreement dated January 1, 2002, between the Registrant and ARK Funds Distributors, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).

     (2) Administration Agreement dated January 1, 2002, between the Registrant and Allfirst Trust Company, N.A. (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).

(f)  Not applicable.

(g) (1) Custody Agreement dated April 1, 1997, between the Registrant and Allfirst Trust Company, N.A. (Exhibit incorporated by reference as filed as Exhibit 8(a) in post-effective amendment No. 17 via EDGAR on February 6, 1998, accession number 0000950133-98-000285).

     (2) Subcustody Agreement dated November 9, 1995, between First National Bank of Maryland and Bankers Trust Company (Exhibit incorporated by reference as filed as Exhibit 8(b) in post-effective amendment No. 6 via EDGAR on December 12, 1995, accession number 0000933259-95-000036).

(h) (1) Transfer Agency and Service Agreement dated January 1, 2002, between the Registrant and Allfirst Trust Company, N.A. (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).

     (2) Fund Accounting Agreement dated January 1, 2002 between the Registrant and Forum Accounting Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).

     (3) Sub-Administration Agreement dated January 1, 2002, between Allfirst Trust Company N.A. and Forum administrative Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).

     (4) Sub-Transfer Agency and Service Agreement dated January 1, 2002 between Allfirst Trust Company, N.A. and Boston Financial Data Services, Inc. (Exhibit incorporated by reference as filed as Exhibit
          (h)(4) in post-effective amendment No. 35 via EDGAR on August 2, 2002, accession number 0001004402-02-000321).


(i) Opinion and consent of legal counsel (Exhibit incorporated by reference as filed as Exhibit (i) in post-effective amendment No. 29 via EDGAR on August 31, 2000, accession number 0000935069-00-000482 and No. 31 via EDGAR on
     February 2, 2001, accession number 0000935069-01-000059).

(j)  Consent of KPMG LLP (filed herewith).


(k)  Not applicable.

(l)  Not applicable.


(m) (1) Amended and Restated Distribution Plan - The ARK Funds Retail Class A dated March 20, 1998, amended and restated April 5, 2002 (filed herewith).

     (2) Amended and Restated Distribution and Shareholder Services Plan - The ARK Funds Retail Class B, dated December 12, 1997, amended on December 8, 2000, and amended and restated January 1, 2002 (filed herewith).

     (3)  Amended  and   Restated   Shareholder   Services   Plan  -  Ark  Funds
          Institutional Class, dated November 7, 1997, amended and restated April 5, 2002 (filed herewith).

     (4) Amended and Restated Shareholder Services Plan - Ark Funds Retail Class A, dated December 20, 1993, amended and restated March 20, 1998 and April 5, 2002 (filed herewith)

     (5) Amended and Restated Distribution and Service Plan - The ARK Funds Institution II Class, dated March 20, 1998, amended and restated as of April 5, 2002 (filed herewith).

     (6) Amended and Restated Distribution and Service Plan - The ARK Funds Corporate II Class, dated December 10, 1999, amended and restated as of April 5, 2002 (filed herewith).

     (7) Amended and Restated Distribution and Service Plan - The ARK Funds Corporate III Class, dated December 10, 1999, amended and restated as of April 5, 2002 (filed herewith).


(n) Rule 18f-3 Plan dated June 22, 1995, as amended and restated December 10, 1999 (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 31 via EDGAR on February 2, 2001, accession number 0000935069-01-000059).

(o)  Reserved.

(p) (1) Fund Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 25 via EDGAR on April 13, 2000, accession number 0000950169-00-000340).


     (2) ARK Funds Distributors, LLC Code of Ethics dated January 1, 2002 (filed herewith).


Other Exhibits


(A) Powers of Attorney for William H. Cowie, Jr., Trustee; David D. Downes, Trustee; Sir Victor Garland, Trustee; Charlotte R. Kerr, Trustee; Richard
     B. Seidel,  Trustee  (Exhibit  incorporated  by reference as filed as Other
     Exhibit in post-effective amendment No. 36 via EDGAR on August 16, 2002, accession number 0001004402-02-000354).


Item 24.  Persons Controlled by Or Under Common Control with Registrant

     None.

Item 25.  Indemnification

     Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
     Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Allied Investment Advisors, Inc. ("AIA") serves as investment adviser to all Portfolios of the Registrant. A description of the directors and officers of AIA and other required information is included in the Form ADV and schedules thereto of AIA, as amended, on file with the Securities and Exchange Commission (File No. 801-50883) and is incorporated herein by reference.

     AIB Govett, Inc. ("AIB Govett") serves as investment subadviser to the International Equity Portfolio and Emerging Markets Equity Portfolio. A description of the directors and officers of AIB Govett, and other required information, is included in AIB Govett's Form ADV and schedules thereto, as amended, which is on file at the SEC (File No. 801-54821). AIB Govett's Form ADV, as amended, is incorporated herein by reference.

Item 27.  Principal Underwriters

(a) ARK Funds Distributors, LLC acts as distributor for the Registrant. The Distributor does not act as distributor for any other registered Investment Company or provide underwriting or other financial services to any other entity.

(b) Directors, officers and partners of ARK Funds Distributors, LLC are as follows:

     NAME                                       POSITION WITH UNDERWRITER
     ...................................... ...................................
     John Y. Keffer                         Director
     ...................................... ...................................
     Charles F. Johnson                     Treasurer
     ...................................... ...................................
     David I. Goldstein                     Secretary
     ...................................... ...................................
     Frederick Skillin                      Assistant Treasurer
     ...................................... ...................................
     Dana A. Lukens                         Assistant Secretary
     ...................................... ...................................
     Benjamin L. Niles                      Vice President
     ...................................... ...................................
     Nanette K. Chern                       Chief Compliance Officer
     ...................................... ...................................

(c)  Not applicable.

Item 28.  Location of Accounts and Records

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at 25 South Charles Street, Baltimore, MD 21201. Certain records, including records relating to the Registrant's shareholders, may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's investment adviser, Allied Investment Advisors, Inc., located at 100 E. Pratt Street, Baltimore, MD 21202; its sub-adviser, AIB Govett, Inc., located at 250 Montgomery Street, Suite 1200, San Francisco, CA 94104; and its transfer agent, Allfirst Trust Company, N.A., located at 25 South Charles Street, Baltimore, MD 21201. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, Allfirst Trust Company, N.A., located at 25 S. Charles Street, Baltimore, MD 21201.

Item 29.  Management Services

(a)  Not applicable.

Item 30.  Undertakings

(a)      Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the securities Act of 1933, as amended, and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland on August 31, 2002.


                                   ARK FUNDS

                                By:/s/ Rick A. Gold
                                   ------------------------------------------
                                   Rick A. Gold
                                   President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the City of Baltimore, State of Maryland, in the City of Portland, State of Maine, and in the District of Columbia on August 31, 2002


(a)      Principal Executive Officer

         /s/ Rick A. Gold
         --------------------------------------------
         Rick A. Gold, President

(b)      Principal Financial Officer

          /s/ Stacy A. Hong
          -------------------------------------------
          Stacy A. Hong, Treasurer

(c)      Trustees

         *William H. Cowie, Trustee
         *David D. Downes, Trustee
         *Victor Garland, Trustee
         *Charlotte R. Kerr, Trustee
         *Richard B. Seidel, Trustee

         By: /s/ Alan C. Porter
             ----------------------------------------
         Alan C. Porter, Attorney in fact*


         * Pursuant to powers of attorney, which have been executed and filed with the Securities and Exchange Commission authorizing Alan C. Porter to execute amendments to this Registration Statement for each trustee of the Registrant on whose behalf this amendment to the Registration Statement is filed.

                                Index to Exhibits



(j)  Consent of KPMG LLP

(m) (1) Amended and Restated Distribution Plan - The ARK Funds Retail Class A dated March 20, 1998, amended and restated April 5, 2002.

     (2) Amended and Restated Distribution and Shareholder Services Plan - The ARK Funds Retail Class B, dated December 12, 1997, amended on December 8, 2000, and amended and restated January 1, 2002.

     (3)  Amended  and   Restated   Shareholder   Services   Plan  -  Ark  Funds
          Institutional Class, dated November 7, 1997, amended and restated April 5, 2002.

     (4) Amended and Restated Shareholder Services Plan - Ark Funds Retail Class A, dated December 20, 1993, amended and restated March 20, 1998 and April 5, 2002

     (5) Amended and Restated Distribution and Service Plan - The ARK Funds Institution II Class, dated March 20, 1998, amended and restated as of April 5, 2002.

     (6) Amended and Restated Distribution and Service Plan - The ARK Funds Corporate II Class, dated December 10, 1999, amended and restated as of April 5, 2002.

     (7) Amended and Restated Distribution and Service Plan - The ARK Funds Corporate III Class, dated December 10, 1999, amended and restated as of April 5, 2002.



(p) (2) ARK Funds Distributors, LLC Code of Ethics dated January 1, 2002.